UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03114

Fidelity Select Portfolios

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2021

Item 1.

Reports to Stockholders

Fidelity® Select Portfolios®
Consumer Discretionary Sector

Automotive Portfolio

Communication Services Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Retailing Portfolio

Annual Report

February 28, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Automotive Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Communication Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Construction and Housing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Discretionary Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Leisure Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Retailing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	78.19%	20.86%	11.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2011 .

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,692	Automotive Portfolio
$35,259	S&P 500® Index

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Elliot Mattingly:  For the fiscal year ending February 28, 2021, the fund gained 78.19%, outperforming the 77.33% advance of the FactSet Automotive Linked Index, as well as the broad-based S&P 500® index. The top contributor to performance versus the industry index was security selection in automotive retail. An overweighting in the construction machinery & heavy trucks group, along with strong picks among automobile manufacturers, further bolstered the fund's relative result. The biggest individual relative contributor was an underweight position in Honda Motor (+9%), which was among the portfolio’s biggest holdings. Also adding value was our overweighting in Carvana, which gained 249% and was position I increased exposure to the past 12 months. Another notable relative contributor was an outsized stake in Tesla (+384%), the fund's largest holding overall. In contrast, the primary detractor from performance versus the industry index was subpar stock selection in construction machinery & heavy trucks. An underweighting in automobile manufacturers, as well as investment choices in trucking, further hampered the portfolio’s relative return. Weighing on performance most from a stock-specific standpoint was an underweight stake in NIO (+545%). This was a newly established holding within the portfolio the past 12 months. A non-index stake in Allison Transmission was another notable relative detractor, due to its roughly -5% result. We added to our stake in the company this period. Also hampering performance was a sizable underweighting in Tata Motors, which gained about 140% and was not held at period end. Notable changes in positioning include reduced exposure to the distributors group and a higher allocation to automotive retail firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Automotive Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Tesla, Inc.	11.4
General Motors Co.	11.1
Toyota Motor Corp. sponsored ADR	11.1
NIO, Inc. sponsored ADR	7.7
Aptiv PLC	5.4
Copart, Inc.	4.0
Honda Motor Co. Ltd. sponsored ADR	3.3
Lear Corp.	3.2
O'Reilly Automotive, Inc.	3.1
Carvana Co. Class A	3.0
63.3

Top Industries (% of fund's net assets)

As of February 28, 2021
Automobiles	52.2%
Specialty Retail	17.1%
Auto Components	14.6%
Commercial Services & Supplies	5.6%
Distributors	3.8%
All Others*	6.7%

* Includes short-term investments and net other assets (liabilities).

Automotive Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Auto Components - 14.6%
Auto Parts & Equipment - 14.6%
Adient PLC (a)	90,610	$3,359,819
Aptiv PLC	71,997	10,788,030
Autoliv, Inc.	6,903	621,270
BorgWarner, Inc.	103,739	4,668,255
Gentex Corp.	27,127	959,753
Lear Corp.	37,870	6,289,828
Magna International, Inc. Class A (sub. vtg.)	26,921	2,267,533
		28,954,488
Automobiles - 50.8%
Automobile Manufacturers - 50.2%
Ferrari NV	20,448	4,036,026
Ford Motor Co.	357,047	4,177,450
General Motors Co.	428,454	21,992,544
Honda Motor Co. Ltd. sponsored ADR (b)	237,890	6,582,416
NIO, Inc. sponsored ADR (a)	332,324	15,213,793
Stellantis NV (b)	122,987	2,014,527
Tata Motors Ltd. sponsored ADR (a)	44,700	982,953
Tesla, Inc. (a)	33,472	22,610,337
Toyota Motor Corp. sponsored ADR (b)	148,388	21,951,037
		99,561,083
Motorcycle Manufacturers - 0.6%
Harley-Davidson, Inc.	29,705	1,059,577

TOTAL AUTOMOBILES		100,620,660

Commercial Services & Supplies - 5.6%
Diversified Support Services - 5.6%
Copart, Inc. (a)	73,220	7,992,695
IAA Spinco, Inc. (a)	49,007	2,873,280
KAR Auction Services, Inc.	13,683	190,331
		11,056,306
Distributors - 3.8%
Distributors - 3.8%
Genuine Parts Co.	25,882	2,726,669
LKQ Corp. (a)	119,520	4,707,893
		7,434,562
Electrical Equipment - 1.0%
Electrical Components & Equipment - 1.0%
Sensata Technologies, Inc. PLC (a)	34,500	1,976,505
Machinery - 0.6%
Construction Machinery & Heavy Trucks - 0.6%
Allison Transmission Holdings, Inc.	33,925	1,286,436
Road & Rail - 2.4%
Trucking - 2.4%
Lyft, Inc. (a)	21,793	1,213,870
Uber Technologies, Inc. (a)	67,675	3,502,181
		4,716,051
Specialty Retail - 17.1%
Automotive Retail - 17.1%
Advance Auto Parts, Inc.	17,705	2,838,997
AutoZone, Inc. (a)	5,072	5,883,114
CarLotz, Inc. (c)	13,786	116,823
CarMax, Inc. (a)	32,484	3,882,163
Carvana Co. Class A (a)(b)	21,292	6,036,282
Group 1 Automotive, Inc.	16,017	2,441,631
Lithia Motors, Inc. Class A (sub. vtg.)	12,195	4,560,320
O'Reilly Automotive, Inc. (a)	13,858	6,199,099
Shift Technologies, Inc. (c)	4,698	41,577
Vroom, Inc.	44,151	1,953,682
		33,953,688
TOTAL COMMON STOCKS
(Cost $147,192,331)		189,998,696

Nonconvertible Preferred Stocks - 1.4%
Automobiles - 1.4%
Automobile Manufacturers - 1.4%
Porsche Automobil Holding SE (Germany)	12,566	1,006,537
Volkswagen AG	8,930	1,864,203

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $2,327,998)		2,870,740

Money Market Funds - 12.9%
Fidelity Cash Central Fund 0.07% (d)	1,184,096	1,184,333
Fidelity Securities Lending Cash Central Fund 0.08%(d)(e)	24,346,570	24,349,005
TOTAL MONEY MARKET FUNDS
(Cost $25,533,338)		25,533,338
TOTAL INVESTMENT IN SECURITIES - 110.2%
(Cost $175,053,667)		218,402,774
NET OTHER ASSETS (LIABILITIES) - (10.2)%		(20,178,050)
NET ASSETS - 100%		$198,224,724

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $158,400 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
CarLotz, Inc.	1/21/21	$137,860
Shift Technologies, Inc.	10/13/20	$46,980

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,096
Fidelity Securities Lending Cash Central Fund	9,623
Total	$10,719

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Securities Lending Cash Central Fund was $535,945. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Securities Lending Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Securities Lending Cash Central Fund were $78,654,599 and $54,841,429, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$189,998,696	$189,881,873	$116,823	$--
Nonconvertible Preferred Stocks	2,870,740	1,864,203	1,006,537	--
Money Market Funds	25,533,338	25,533,338	--	--
Total Investments in Securities:	$218,402,774	$217,279,414	$1,123,360	$--
Net unrealized appreciation on unfunded commitments	$360,479	$--	$360,479	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	63.8%
Japan	14.4%
Cayman Islands	7.7%
Bailiwick of Jersey	5.4%
Netherlands	3.0%
Ireland	1.7%
Germany	1.4%
Canada	1.1%
United Kingdom	1.0%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $23,895,145) — See accompanying schedule: Unaffiliated issuers (cost $149,520,329)	$192,869,436
Fidelity Central Funds (cost $25,533,338)	25,533,338
Total Investment in Securities (cost $175,053,667)		$218,402,774
Receivable for investments sold		15,567,738
Net unrealized appreciation on unfunded commitments		365,479
Receivable for fund shares sold		516,291
Dividends receivable		78,899
Distributions receivable from Fidelity Central Funds		2,295
Prepaid expenses		313
Other receivables		2,512
Total assets		234,936,301
Liabilities
Payable for investments purchased	$10,192,381
Net unrealized depreciation on unfunded commitments	5,000
Payable for fund shares redeemed	2,004,085
Accrued management fee	93,082
Other affiliated payables	33,191
Other payables and accrued expenses	35,243
Collateral on securities loaned	24,348,595
Total liabilities		36,711,577
Net Assets		$198,224,724
Net Assets consist of:
Paid in capital		$154,886,028
Total accumulated earnings (loss)		43,338,696
Net Assets		$198,224,724
Net Asset Value, offering price and redemption price per share ($198,224,724 ÷ 3,656,624 shares)		$54.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$501,721
Special dividends		247,610
Income from Fidelity Central Funds (including $9,623 from security lending)		10,719
Total income		760,050
Expenses
Management fee	$422,451
Transfer agent fees	151,623
Accounting fees	31,090
Custodian fees and expenses	8,480
Independent trustees' fees and expenses	310
Registration fees	28,919
Audit	38,789
Legal	44
Interest	86
Miscellaneous	1,259
Total expenses before reductions	683,051
Expense reductions	(4,336)
Total expenses after reductions		678,715
Net investment income (loss)		81,335
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,642,806
Fidelity Central Funds	(206)
Foreign currency transactions	(490)
Total net realized gain (loss)		4,642,110
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	34,320,453
Unfunded commitments	360,479
Assets and liabilities in foreign currencies	1,098
Total change in net unrealized appreciation (depreciation)		34,682,030
Net gain (loss)		39,324,140
Net increase (decrease) in net assets resulting from operations		$39,405,475

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$81,335	$493,545
Net realized gain (loss)	4,642,110	4,080,200
Change in net unrealized appreciation (depreciation)	34,682,030	(1,479,820)
Net increase (decrease) in net assets resulting from operations	39,405,475	3,093,925
Distributions to shareholders	(6,816,480)	(1,655,954)
Share transactions
Proceeds from sales of shares	177,484,001	14,390,055
Reinvestment of distributions	6,545,736	1,571,589
Cost of shares redeemed	(54,873,788)	(21,701,036)
Net increase (decrease) in net assets resulting from share transactions	129,155,949	(5,739,392)
Total increase (decrease) in net assets	161,744,944	(4,301,421)
Net Assets
Beginning of period	36,479,780	40,781,201
End of period	$198,224,724	$36,479,780
Other Information
Shares
Sold	3,627,198	396,128
Issued in reinvestment of distributions	178,794	42,404
Redeemed	(1,194,382)	(618,672)
Net increase (decrease)	2,611,610	(180,140)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Automotive Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$34.91	$33.29	$37.52	$36.78	$33.72
Income from Investment Operations
Net investment income (loss)B	.05C	.46D	.36	.39E	.33
Net realized and unrealized gain (loss)	23.73	2.67F	(2.15)	6.11	5.22
Total from investment operations	23.78	3.13	(1.79)	6.50	5.55
Distributions from net investment income	(.01)	(.49)G	(.38)	(.20)	(.52)
Distributions from net realized gain	(4.47)	(1.02)G	(2.06)	(5.56)	(1.98)
Total distributions	(4.48)	(1.51)	(2.44)	(5.76)	(2.49)H
Redemption fees added to paid in capitalB	–	–	–	–I	–I
Net asset value, end of period	$54.21	$34.91	$33.29	$37.52	$36.78
Total ReturnJ	78.19%	9.14%F	(4.66)%	19.08%	16.80%
Ratios to Average Net AssetsK,L
Expenses before reductions	.88%	1.00%	.97%	.97%	.96%
Expenses net of fee waivers, if any	.88%	1.00%	.97%	.96%	.96%
Expenses net of all reductions	.87%	.99%	.97%	.96%	.95%
Net investment income (loss)	.10%C	1.33%D	1.04%	1.04%E	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$198,225	$36,480	$40,781	$56,139	$54,069
Portfolio turnover rateM	56%	45%	31%	117%	83%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.21) %.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.07%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .83%.

 F Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.19 per share. Excluding these litigation proceeds, the total return would have been 8.58%.

 G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 H Total distributions per share do not sum due to rounding.

 I Amount represents less than $.005 per share.

 J Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 K Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 M Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	42.14%	17.82%	14.91%
Class M (incl. 3.50% sales charge)	45.20%	18.24%	15.11%
Class C (incl. contingent deferred sales charge)	48.77%	18.83%	15.40%
Communication Services Portfolio	51.29%	19.39%	15.67%
Class I	51.31%	19.39%	15.67%
Class Z	51.48%	19.46%	15.70%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communication Services Portfolio, a class of the fund, on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$42,865	Communication Services Portfolio
$35,259	S&P 500® Index

Communication Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Matthew Drukker:  For the fiscal year ending February 28, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 50% to 51%, outperforming the 45.41% advance of the sector benchmark, the MSCI U.S. IMI Communication Services 25/50 (Media Linked) Index, as well as the broad-based S&P 500® index. Versus the sector benchmark, market selection added the most value, especially underweighting the integrated telecommunication services category. An overweighting and security selection in interactive home entertainment and stock picks in movies & entertainment also helped. Among individual stocks, underweighting industry heavyweight AT&T (-3% for the fund) contributed more versus the sector benchmark than any other security choice. A lighter-than-index stake in Verizon Communications (+11% for the fund), which we sold by period end, and an overweighting in Cinemark Holdings (+188%), a position we established during the 12 months, also aided fund performance versus the sector benchmark. Conversely, stock selection in interactive media & services and communications equipment detracted, as did positioning in wireless telecommunication services. Not owning social media company Pinterest (+313%) and streaming movies and entertainment provider Roku (+248%) particularly hurt. Notable changes in fund positioning for the period included reduced exposure to the interactive home entertainment subindustry and a higher allocation to wireless telecommunication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Communication Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Alphabet, Inc. Class A	24.8
Facebook, Inc. Class A	17.4
The Walt Disney Co.	6.2
Activision Blizzard, Inc.	4.2
Comcast Corp. Class A	4.1
T-Mobile U.S., Inc.	3.9
Liberty Global PLC Class C	3.2
Netflix, Inc.	3.1
AT&T, Inc.	3.0
Lyft, Inc.	2.5
72.4

Top Industries (% of fund's net assets)

As of February 28, 2021
Interactive Media & Services	47.1%
Entertainment	21.3%
Media	12.0%
Diversified Telecommunication Services	7.4%
Wireless Telecommunication Services	5.2%
All Others*	7.0%

* Includes short-term investments and net other assets (liabilities).

Communication Services Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Communications Equipment - 0.3%
Communications Equipment - 0.3%
EchoStar Holding Corp. Class A (a)	113,300	$2,571,910
Diversified Telecommunication Services - 7.4%
Alternative Carriers - 4.4%
Liberty Global PLC Class C (a)	1,218,900	29,619,270
Liberty Latin America Ltd. Class C (a)	547,186	5,997,159
Vonage Holdings Corp. (a)	376,100	4,972,042
		40,588,471
Integrated Telecommunication Services - 3.0%
AT&T, Inc.	999,600	27,878,844

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		68,467,315

Entertainment - 21.3%
Interactive Home Entertainment - 8.4%
Activision Blizzard, Inc.	408,500	39,056,685
Electronic Arts, Inc.	154,500	20,698,365
Motorsport Games, Inc. Class A	4,300	115,455
Skillz, Inc. (a)	26,600	840,826
Take-Two Interactive Software, Inc. (a)	42,000	7,747,320
Zynga, Inc. (a)	866,600	9,662,590
		78,121,241
Movies & Entertainment - 12.9%
Cinemark Holdings, Inc. (b)	482,313	10,827,927
Lions Gate Entertainment Corp.:
Class A (a)(b)	34,500	500,940
Class B (a)	373,234	4,680,354
Marcus Corp. (b)	226,800	4,454,352
Netflix, Inc. (a)	53,800	28,990,130
Spotify Technology SA (a)	9,300	2,858,634
The Walt Disney Co. (a)	303,971	57,462,678
World Wrestling Entertainment, Inc. Class A	194,500	9,608,300
		119,383,315

TOTAL ENTERTAINMENT		197,504,556

Equity Real Estate Investment Trusts (REITs) - 1.2%
Specialized REITs - 1.2%
Lamar Advertising Co. Class A	56,300	4,875,017
Outfront Media, Inc.	313,563	6,359,058
		11,234,075
Household Durables - 0.6%
Consumer Electronics - 0.6%
Sony Corp.	55,600	5,871,426
Interactive Media & Services - 47.1%
Interactive Media & Services - 47.1%
Alphabet, Inc. Class A (a)	113,600	229,688,974
ANGI Homeservices, Inc. Class A (a)	330,300	4,936,334
Facebook, Inc. Class A (a)	624,800	160,960,976
IAC (a)	16,700	4,088,661
Match Group, Inc. (a)	48,270	7,378,070
Snap, Inc. Class A (a)	197,700	12,980,982
Twitter, Inc. (a)	97,200	7,490,232
Zillow Group, Inc. Class A (a)	46,600	7,913,612
		435,437,841
Internet & Direct Marketing Retail - 0.1%
Internet & Direct Marketing Retail - 0.1%
Doordash, Inc. (b)	2,400	406,776
Media - 12.0%
Advertising - 0.2%
S4 Capital PLC (a)	117,000	723,740
TechTarget, Inc. (a)	12,100	1,011,923
		1,735,663
Broadcasting - 3.2%
Fox Corp. Class A	226,900	7,558,039
Liberty Media Corp.:
Liberty Media Class A (a)	230,662	8,942,766
Liberty SiriusXM Series A (a)	279,200	12,399,272
Liberty SiriusXM Series C (a)	24,070	1,061,968
		29,962,045
Cable & Satellite - 8.6%
Comcast Corp. Class A	715,400	37,715,888
DISH Network Corp. Class A (a)	148,639	4,683,615
Liberty Broadband Corp.:
Class A (a)	147,223	21,400,335
Class C (a)	103,716	15,506,579
		79,306,417

TOTAL MEDIA		111,004,125

Road & Rail - 2.5%
Trucking - 2.5%
Lyft, Inc. (a)	413,000	23,004,100
Software - 0.0%
Application Software - 0.0%
Viant Technology, Inc.	1,200	59,508
Wireless Telecommunication Services - 5.2%
Wireless Telecommunication Services - 5.2%
Millicom International Cellular SA (a)(b)	316,000	11,831,040
T-Mobile U.S., Inc.	305,450	36,644,837
		48,475,877
TOTAL COMMON STOCKS
(Cost $553,888,074)		904,037,509

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.07% (c)	12,089,436	12,091,854
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	10,914,103	10,915,194
TOTAL MONEY MARKET FUNDS
(Cost $23,007,048)		23,007,048
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $576,895,122)		927,044,557
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,632,004)
NET ASSETS - 100%		$925,412,553

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9,495
Fidelity Securities Lending Cash Central Fund	252,713
Total	$262,208

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$904,037,509	$898,166,083	$5,871,426	$--
Money Market Funds	23,007,048	23,007,048	--	--
Total Investments in Securities:	$927,044,557	$921,173,131	$5,871,426	$--

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $10,576,987) — See accompanying schedule: Unaffiliated issuers (cost $553,888,074)	$904,037,509
Fidelity Central Funds (cost $23,007,048)	23,007,048
Total Investment in Securities (cost $576,895,122)		$927,044,557
Receivable for investments sold		9,162,871
Receivable for fund shares sold		1,361,343
Distributions receivable from Fidelity Central Funds		3,653
Prepaid expenses		3,112
Other receivables		3,983
Total assets		937,579,519
Liabilities
Payable for fund shares redeemed	$648,831
Accrued management fee	409,115
Distribution and service plan fees payable	12,666
Other affiliated payables	143,265
Other payables and accrued expenses	38,789
Collateral on securities loaned	10,914,300
Total liabilities		12,166,966
Net Assets		$925,412,553
Net Assets consist of:
Paid in capital		$540,138,011
Total accumulated earnings (loss)		385,274,542
Net Assets		$925,412,553
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($22,962,111 ÷ 262,982 shares)(a)		$87.31
Maximum offering price per share (100/94.25 of $87.31)		$92.64
Class M:
Net Asset Value and redemption price per share ($5,386,004 ÷ 61,951 shares)(a)		$86.94
Maximum offering price per share (100/96.50 of $86.94)		$90.09
Class C:
Net Asset Value and offering price per share ($6,855,788 ÷ 79,676 shares)(a)		$86.05
Communication Services:
Net Asset Value, offering price and redemption price per share ($859,870,709 ÷ 9,784,439 shares)		$87.88
Class I:
Net Asset Value, offering price and redemption price per share ($26,521,157 ÷ 301,847 shares)		$87.86
Class Z:
Net Asset Value, offering price and redemption price per share ($3,816,784 ÷ 43,351 shares)		$88.04

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$1,577,286
Income from Fidelity Central Funds (including $252,713 from security lending)		262,208
Total income		1,839,494
Expenses
Management fee	$3,783,393
Transfer agent fees	1,238,165
Distribution and service plan fees	102,775
Accounting fees	253,433
Custodian fees and expenses	19,762
Independent trustees' fees and expenses	3,733
Registration fees	117,321
Audit	44,077
Legal	731
Interest	69
Miscellaneous	14,794
Total expenses before reductions	5,578,253
Expense reductions	(35,666)
Total expenses after reductions		5,542,587
Net investment income (loss)		(3,703,093)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	60,417,832
Fidelity Central Funds	(1,641)
Foreign currency transactions	(12,173)
Total net realized gain (loss)		60,404,018
Change in net unrealized appreciation (depreciation) on investment securities		240,367,274
Net gain (loss)		300,771,292
Net increase (decrease) in net assets resulting from operations		$297,068,199

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,703,093)	$(1,158,013)
Net realized gain (loss)	60,404,018	57,254,598
Change in net unrealized appreciation (depreciation)	240,367,274	13,008,631
Net increase (decrease) in net assets resulting from operations	297,068,199	69,105,216
Distributions to shareholders	(30,372,833)	(180,128,842)
Share transactions - net increase (decrease)	63,041,939	141,718,647
Total increase (decrease) in net assets	329,737,305	30,695,021
Net Assets
Beginning of period	595,675,248	564,980,227
End of period	$925,412,553	$595,675,248

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Communication Services Portfolio Class A

Years ended February 28,	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$60.63	$74.85	$78.20
Income from Investment Operations
Net investment income (loss)C	(.59)	(.30)	(.12)
Net realized and unrealized gain (loss)	30.37	8.77	2.68
Total from investment operations	29.78	8.47	2.56
Distributions from net investment income	–	–	(.14)
Distributions from net realized gain	(3.10)	(22.69)	(5.77)
Total distributions	(3.10)	(22.69)	(5.91)
Net asset value, end of period	$87.31	$60.63	$74.85
Total ReturnD,E,F	50.81%	11.90%	3.83%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.08%	1.07%	1.13%I
Expenses net of fee waivers, if any	1.08%	1.07%	1.12%I
Expenses net of all reductions	1.07%	1.06%	1.11%I
Net investment income (loss)	(.81)%	(.47)%	(.68)%I
Supplemental Data
Net assets, end of period (000 omitted)	$22,962	$9,947	$715
Portfolio turnover rateJ	63%	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class M

Years ended February 28,	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$60.52	$74.82	$78.20
Income from Investment Operations
Net investment income (loss)C	(.77)	(.48)	(.16)
Net realized and unrealized gain (loss)	30.29	8.75	2.67
Total from investment operations	29.52	8.27	2.51
Distributions from net investment income	–	–	(.12)
Distributions from net realized gain	(3.10)	(22.57)	(5.77)
Total distributions	(3.10)	(22.57)	(5.89)
Net asset value, end of period	$86.94	$60.52	$74.82
Total ReturnD,E,F	50.47%	11.58%	3.76%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.35%	1.36%I
Expenses net of fee waivers, if any	1.32%	1.35%	1.35%I
Expenses net of all reductions	1.32%	1.34%	1.34%I
Net investment income (loss)	(1.06)%	(.75)%	(.90)%I
Supplemental Data
Net assets, end of period (000 omitted)	$5,386	$2,264	$485
Portfolio turnover rateJ	63%	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class C

Years ended February 28,	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$60.20	$74.76	$78.20
Income from Investment Operations
Net investment income (loss)C	(1.12)	(.81)	(.25)
Net realized and unrealized gain (loss)	30.07	8.74	2.67
Total from investment operations	28.95	7.93	2.42
Distributions from net investment income	–	–	(.09)
Distributions from net realized gain	(3.10)	(22.49)	(5.77)
Total distributions	(3.10)	(22.49)	(5.86)
Net asset value, end of period	$86.05	$60.20	$74.76
Total ReturnD,E,F	49.77%	11.01%	3.63%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.80%	1.86%	1.87%I
Expenses net of fee waivers, if any	1.80%	1.86%	1.85%I
Expenses net of all reductions	1.79%	1.85%	1.84%I
Net investment income (loss)	(1.53)%	(1.26)%	(1.37)%I
Supplemental Data
Net assets, end of period (000 omitted)	$6,856	$1,982	$377
Portfolio turnover rateJ	63%	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$60.82	$74.88	$79.70	$80.75	$68.59
Income from Investment Operations
Net investment income (loss)B	(.36)	(.12)	.13	.21	.22
Net realized and unrealized gain (loss)	30.52	8.79	5.31	3.14	17.53
Total from investment operations	30.16	8.67	5.44	3.35	17.75
Distributions from net investment income	–	–	(.20)	(.16)	(.33)
Distributions from net realized gain	(3.10)	(22.73)	(10.06)	(4.23)	(5.26)
Total distributions	(3.10)	(22.73)	(10.26)	(4.40)C	(5.59)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$87.88	$60.82	$74.88	$79.70	$80.75
Total ReturnE	51.29%	12.22%	8.12%	4.16%	26.85%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.78%	.82%	.80%	.82%
Expenses net of fee waivers, if any	.77%	.78%	.81%	.80%	.82%
Expenses net of all reductions	.76%	.77%	.80%	.79%	.82%
Net investment income (loss)	(.51)%	(.18)%	.17%	.26%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$859,871	$577,157	$562,422	$509,375	$680,392
Portfolio turnover rateH	63%	73%	107%	22%	33%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class I

Years ended February 28,	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$60.80	$74.89	$78.20
Income from Investment Operations
Net investment income (loss)C	(.39)	(.11)	(.06)
Net realized and unrealized gain (loss)	30.55	8.78	2.67
Total from investment operations	30.16	8.67	2.61
Distributions from net investment income	–	–	(.15)
Distributions from net realized gain	(3.10)	(22.76)	(5.77)
Total distributions	(3.10)	(22.76)	(5.92)
Net asset value, end of period	$87.86	$60.80	$74.89
Total ReturnD,E	51.31%	12.22%	3.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.77%	.70%H
Expenses net of fee waivers, if any	.77%	.77%	.69%H
Expenses net of all reductions	.77%	.76%	.68%H
Net investment income (loss)	(.51)%	(.17)%	(.30)%H
Supplemental Data
Net assets, end of period (000 omitted)	$26,521	$2,493	$452
Portfolio turnover rateI	63%	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class Z

Years ended February 28,	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$60.85	$74.89	$78.20
Income from Investment Operations
Net investment income (loss)C	(.28)	(.03)	(.03)
Net realized and unrealized gain (loss)	30.57	8.80	2.65
Total from investment operations	30.29	8.77	2.62
Distributions from net investment income	–	–	(.16)
Distributions from net realized gain	(3.10)	(22.81)	(5.77)
Total distributions	(3.10)	(22.81)	(5.93)
Net asset value, end of period	$88.04	$60.85	$74.89
Total ReturnD,E	51.48%	12.38%	3.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	.64%	.65%	.64%H
Expenses net of fee waivers, if any	.64%	.65%	.62%H
Expenses net of all reductions	.63%	.64%	.61%H
Net investment income (loss)	(.38)%	(.05)%	(.16)%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,817	$1,833	$529
Portfolio turnover rateI	63%	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	41.70%	18.18%	15.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$42,135	Construction and Housing Portfolio
$35,259	S&P 500® Index

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Neil Nabar:  For the fiscal year ending February 28, 2021, the fund gained 41.70%, outperforming the 31.85% return of the MSCI US IMI Construction & Housing 25/50 Index, as well as the broad-based S&P 500® index. The primary contributor to performance versus the industry index was an underweighting and security selection in residential REITs (real estate investment trusts). Security selection in specialized REITs and trading companies & distributors, groups that are not in the industry index, and positioning in the homebuilding and home improvement retail segments also bolstered the fund's relative result. The fund's largest individual relative contributor was Equity Residential REIT, a new addition to the portfolio that gained roughly 23%. The stock was among the fund's biggest holdings at period end. Another top relative contributor was an out-of-index stake in Digital Realty Trust (+18%), which we eliminated from the portfolio before period end. Avoiding index component AvalonBay Communities (-9%) also aided relative performance. Conversely, the primary detractor from performance versus the industry index was stock selection in mortgage REITs. Stock picks in office REITs also hampered the fund's relative result. Our largest individual detractor versus the industry index was an out-of-index stake in MFA Financial (-80%), which was not held at period end. Also holding back performance was our overweighting in Essex Property Trust (-8%), one of the fund's biggest holdings the past 12 months. We reduced our stake in Essex by period end. Further hindering relative performance was UDR (+2%), which was not held at period end. Notable changes in positioning include increased exposure to the building products subindustry and a lower allocation to residential REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Construction and Housing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Lowe's Companies, Inc.	16.8
The Home Depot, Inc.	14.4
Equity Residential (SBI)	8.3
Johnson Controls International PLC	5.8
Vulcan Materials Co.	4.0
Builders FirstSource, Inc.	3.5
NVR, Inc.	3.0
PulteGroup, Inc.	2.7
Toll Brothers, Inc.	2.6
Invitation Homes, Inc.	2.4
63.5

Top Industries (% of fund's net assets)

As of February 28, 2021
Specialty Retail	31.2%
Building Products	21.7%
Equity Real Estate Investment Trusts (Reits)	18.1%
Household Durables	11.1%
Construction & Engineering	8.0%
All Others*	9.9%

* Includes short-term investments and net other assets (liabilities).

Construction and Housing Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Building Products - 21.7%
Building Products - 21.7%
Advanced Drain Systems, Inc.	50,100	$5,512,002
Allegion PLC	60,731	6,606,318
Builders FirstSource, Inc. (a)	276,981	11,983,583
Carrier Global Corp.	142,900	5,220,137
Fortune Brands Home & Security, Inc.	18,387	1,528,695
Johnson Controls International PLC	355,351	19,825,032
Masonite International Corp. (a)	24,500	2,688,140
Resideo Technologies, Inc. (a)	122,100	2,932,842
Simpson Manufacturing Co. Ltd.	35,500	3,459,830
The AZEK Co., Inc.	65,900	2,906,849
Trane Technologies PLC	51,100	7,830,564
UFP Industries, Inc.	66,007	4,026,427
		74,520,419
Construction & Engineering - 8.0%
Construction & Engineering - 8.0%
Comfort Systems U.S.A., Inc.	60,829	3,767,748
Dycom Industries, Inc. (a)	28,054	2,148,375
EMCOR Group, Inc.	58,070	5,654,276
Granite Construction, Inc.	73,018	2,510,359
Quanta Services, Inc.	91,699	7,688,961
Willscot Mobile Mini Holdings (a)	204,750	5,677,718
		27,447,437
Construction Materials - 5.1%
Construction Materials - 5.1%
Summit Materials, Inc. (a)	141,114	3,910,269
Vulcan Materials Co.	81,676	13,639,075
		17,549,344
Electrical Equipment - 0.5%
Electrical Components & Equipment - 0.5%
Atkore, Inc. (a)	24,501	1,657,493
Equity Real Estate Investment Trusts (REITs) - 18.1%
Health Care REITs - 1.9%
Welltower, Inc.	97,400	6,613,460
Residential REITs - 12.4%
Equity Lifestyle Properties, Inc.	20,200	1,245,330
Equity Residential (SBI)	438,800	28,701,908
Essex Property Trust, Inc.	18,072	4,604,565
Invitation Homes, Inc.	279,400	8,141,716
		42,693,519
Specialized REITs - 3.8%
CyrusOne, Inc.	90,615	5,947,062
Lamar Advertising Co. Class A	81,600	7,065,744
		13,012,806

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		62,319,785

Household Durables - 11.1%
Homebuilding - 11.1%
Blu Investments LLC (b)(c)	11,990,913	3,717
D.R. Horton, Inc.	74,256	5,708,059
NVR, Inc. (a)	2,309	10,392,440
PulteGroup, Inc.	209,185	9,436,335
Taylor Morrison Home Corp. (a)	86,455	2,378,377
Toll Brothers, Inc.	166,200	8,878,404
TopBuild Corp. (a)	7,458	1,420,078
		38,217,410
Real Estate Management & Development - 2.9%
Diversified Real Estate Activities - 0.6%
The RMR Group, Inc.	51,960	2,088,272
Real Estate Development - 0.8%
Howard Hughes Corp. (a)	28,506	2,704,364
Real Estate Services - 1.5%
Cushman & Wakefield PLC (a)	164,795	2,551,027
Realogy Holdings Corp. (a)	165,300	2,492,724
		5,043,751

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		9,836,387

Specialty Retail - 31.2%
Home Improvement Retail - 31.2%
Lowe's Companies, Inc.	359,995	57,509,202
The Home Depot, Inc.	191,990	49,598,697
		107,107,899
Trading Companies & Distributors - 0.8%
Trading Companies & Distributors - 0.8%
Beacon Roofing Supply, Inc. (a)	57,503	2,750,368
TOTAL COMMON STOCKS
(Cost $189,349,394)		341,406,542

Money Market Funds - 0.9%
Fidelity Cash Central Fund 0.07% (d)	2,984,024	2,984,621
TOTAL MONEY MARKET FUNDS
(Cost $2,984,621)		2,984,621
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $192,334,015)		344,391,163
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(929,730)
NET ASSETS - 100%		$343,461,433

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,717 or 0.0% of net assets.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Blu Investments LLC	5/21/20	$20,739

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,316
Fidelity Securities Lending Cash Central Fund	1,681
Total	$3,997

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$341,406,542	$341,402,825	$--	$3,717
Money Market Funds	2,984,621	2,984,621	--	--
Total Investments in Securities:	$344,391,163	$344,387,446	$--	$3,717
Net unrealized depreciation on unfunded commitments	$(162,200)	$--	$(162,200)	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.4%
Ireland	10.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $189,349,394)	$341,406,542
Fidelity Central Funds (cost $2,984,621)	2,984,621
Total Investment in Securities (cost $192,334,015)		$344,391,163
Receivable for investments sold		1,023,225
Receivable for fund shares sold		629,852
Dividends receivable		49,493
Distributions receivable from Fidelity Central Funds		147
Prepaid expenses		1,894
Other receivables		2,623
Total assets		346,098,397
Liabilities
Payable for investments purchased	$1,787,870
Net unrealized depreciation on unfunded commitments	162,200
Payable for fund shares redeemed	443,854
Accrued management fee	152,257
Other affiliated payables	56,854
Other payables and accrued expenses	33,929
Total liabilities		2,636,964
Net Assets		$343,461,433
Net Assets consist of:
Paid in capital		$182,648,881
Total accumulated earnings (loss)		160,812,552
Net Assets		$343,461,433
Net Asset Value, offering price and redemption price per share ($343,461,433 ÷ 4,430,106 shares)		$77.53

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$5,034,200
Income from Fidelity Central Funds (including $1,681 from security lending)		3,997
Total income		5,038,197
Expenses
Management fee	$1,566,666
Transfer agent fees	532,078
Accounting fees	115,038
Custodian fees and expenses	15,084
Independent trustees' fees and expenses	1,664
Registration fees	37,374
Audit	37,484
Legal	2,177
Interest	1,551
Miscellaneous	7,354
Total expenses before reductions	2,316,470
Expense reductions	(42,719)
Total expenses after reductions		2,273,751
Net investment income (loss)		2,764,446
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,232,339
Fidelity Central Funds	144
Total net realized gain (loss)		11,232,483
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	80,541,838
Unfunded commitments	(162,200)
Total change in net unrealized appreciation (depreciation)		80,379,638
Net gain (loss)		91,612,121
Net increase (decrease) in net assets resulting from operations		$94,376,567

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,764,446	$2,713,972
Net realized gain (loss)	11,232,483	32,794,214
Change in net unrealized appreciation (depreciation)	80,379,638	3,334,280
Net increase (decrease) in net assets resulting from operations	94,376,567	38,842,466
Distributions to shareholders	(15,851,989)	(24,490,216)
Share transactions
Proceeds from sales of shares	111,965,826	299,727,079
Reinvestment of distributions	15,043,485	22,923,116
Cost of shares redeemed	(180,977,827)	(243,352,371)
Net increase (decrease) in net assets resulting from share transactions	(53,968,516)	79,297,824
Total increase (decrease) in net assets	24,556,062	93,650,074
Net Assets
Beginning of period	318,905,371	225,255,297
End of period	$343,461,433	$318,905,371
Other Information
Shares
Sold	1,731,273	4,813,223
Issued in reinvestment of distributions	305,680	383,278
Redeemed	(3,052,385)	(3,905,073)
Net increase (decrease)	(1,015,432)	1,291,428

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Construction and Housing Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$58.56	$54.22	$59.88	$61.70	$53.16
Income from Investment Operations
Net investment income (loss)B	.59	.53	.49	.44	.37
Net realized and unrealized gain (loss)	21.82	8.71	1.32	6.58	10.29
Total from investment operations	22.41	9.24	1.81	7.02	10.66
Distributions from net investment income	(.61)	(.60)	(.55)	(.30)	(.45)
Distributions from net realized gain	(2.83)	(4.31)	(6.92)	(8.53)	(1.67)
Total distributions	(3.44)	(4.90)C	(7.47)	(8.84)C	(2.12)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$77.53	$58.56	$54.22	$59.88	$61.70
Total ReturnE	41.70%	17.10%	4.03%	11.07%	20.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.79%	.80%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.79%	.80%	.80%	.80%
Expenses net of all reductions	.77%	.79%	.79%	.79%	.79%
Net investment income (loss)	.94%	.88%	.86%	.69%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$343,461	$318,905	$225,255	$331,418	$404,526
Portfolio turnover rateH	93%	161%	90%	56%	87%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio	50.96%	18.72%	15.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$42,797	Consumer Discretionary Portfolio
$35,259	S&P 500® Index

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Katherine Shaw:  For the fiscal year ending February 28, 2021, the fund gained 50.96%, trailing the 64.02% advance of the MSCI US IMI Consumer Discretionary 25/50 Index, but outperforming the broad-based S&P 500® index. Versus the sector index, industry positioning was the primary detractor, especially an underweighting in automobile manufacturers. An overweighting and security selection in the apparel retail segment and stock selection in internet & direct marketing retail group also hurt. The biggest individual relative detractor was an underweight position in Tesla (+406%), though it was among our largest holdings. Also hurting performance was our overweighting in Burlington Stores, which gained approximately 19%. Burlington Stores was one of our biggest holdings the past 12 months. Also holding back performance was an underweighting in MercadoLibre, which gained 166%. This was a position we established the past year. In contrast, the top contributor to performance versus the sector index was stock selection in apparel, accessories & luxury goods. An overweighting and stock picks in casinos & gaming and an underweighting in hotels, resorts & cruise lines also helped. The fund's biggest individual relative contributor was an outsized stake in Expedia, which gained 105% the past 12 months. The company was among the largest holdings as of February 28. Also lifting performance was our overweighting in Capri Holdings, which gained 82%. Capri Holdings was among the biggest holdings as of February 28. Another notable relative contributor was an outsized stake in Tapestry (+81%), which was one of our largest holdings at period end. Notable changes in positioning include increased exposure to the apparel, accessories & luxury goods industry and a lower allocation to restaurants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Amazon.com, Inc.	19.4
Tesla, Inc.	7.3
The Home Depot, Inc.	5.4
NIKE, Inc. Class B	3.8
Starbucks Corp.	3.0
Capri Holdings Ltd.	3.0
Lowe's Companies, Inc.	3.0
Tapestry, Inc.	2.2
PVH Corp.	2.0
Expedia, Inc.	2.0
51.1

Top Industries (% of fund's net assets)

As of February 28, 2021
Internet & Direct Marketing Retail	25.4%
Specialty Retail	19.1%
Hotels, Restaurants & Leisure	17.1%
Textiles, Apparel & Luxury Goods	15.5%
Automobiles	7.7%
All Others*	15.2%

* Includes short-term investments and net other assets (liabilities).

Consumer Discretionary Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Automobiles - 7.7%
Automobile Manufacturers - 7.7%
Ferrari NV	12,614	$2,489,751
Tesla, Inc. (a)	63,100	42,624,050
		45,113,801
Commercial Services & Supplies - 0.4%
Diversified Support Services - 0.4%
Copart, Inc. (a)	20,458	2,233,195
Diversified Consumer Services - 0.5%
Education Services - 0.5%
Grand Canyon Education, Inc. (a)	12,964	1,357,201
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	7,843	1,393,074
		2,750,275
Entertainment - 1.0%
Movies & Entertainment - 1.0%
Cinemark Holdings, Inc.	133,200	2,990,340
Live Nation Entertainment, Inc. (a)	32,500	2,887,950
		5,878,290
Food & Staples Retailing - 1.7%
Food Distributors - 1.4%
Performance Food Group Co. (a)	82,992	4,501,486
U.S. Foods Holding Corp. (a)	97,600	3,558,496
		8,059,982
Hypermarkets & Super Centers - 0.3%
BJ's Wholesale Club Holdings, Inc. (a)	49,832	2,002,250

TOTAL FOOD & STAPLES RETAILING		10,062,232

Hotels, Restaurants & Leisure - 17.1%
Casinos & Gaming - 4.7%
Caesars Entertainment, Inc. (a)	120,849	11,292,131
Churchill Downs, Inc.	29,346	6,768,068
MGM Resorts International	9,900	374,121
Penn National Gaming, Inc. (a)	77,489	8,971,676
		27,405,996
Hotels, Resorts & Cruise Lines - 4.1%
Airbnb, Inc. Class A (b)	11,800	2,434,930
Extended Stay America, Inc. unit	180,600	2,905,854
Hilton Worldwide Holdings, Inc.	81,100	10,030,448
Lindblad Expeditions Holdings (a)	4,123	85,882
Marriott International, Inc. Class A	29,300	4,338,451
Marriott Vacations Worldwide Corp.	23,905	4,056,918
		23,852,483
Leisure Facilities - 1.0%
Planet Fitness, Inc. (a)	30,309	2,609,302
Vail Resorts, Inc.	10,412	3,219,182
		5,828,484
Restaurants - 7.3%
ARAMARK Holdings Corp.	78,168	2,901,596
Chipotle Mexican Grill, Inc. (a)	4,772	6,881,224
McDonald's Corp.	49,816	10,269,070
Noodles & Co. (a)	171,100	1,615,184
Restaurant Brands International, Inc.	48,400	2,903,011
Ruth's Hospitality Group, Inc.	5,500	125,428
Starbucks Corp.	165,187	17,845,152
		42,540,665

TOTAL HOTELS, RESTAURANTS & LEISURE		99,627,628

Household Durables - 3.0%
Home Furnishings - 0.3%
Purple Innovation, Inc. (a)	12,040	442,952
Tempur Sealy International, Inc.	33,900	1,132,599
		1,575,551
Homebuilding - 2.7%
D.R. Horton, Inc.	80,281	6,171,200
Lennar Corp. Class A	57,393	4,761,897
NVR, Inc. (a)	1,117	5,027,438
		15,960,535

TOTAL HOUSEHOLD DURABLES		17,536,086

Interactive Media & Services - 0.9%
Interactive Media & Services - 0.9%
Alphabet, Inc. Class A (a)	1,444	2,919,638
Facebook, Inc. Class A (a)	8,500	2,189,770
		5,109,408
Internet & Direct Marketing Retail - 25.4%
Internet & Direct Marketing Retail - 25.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	7,800	1,854,528
Amazon.com, Inc. (a)	36,685	113,464,139
Expedia, Inc.	72,200	11,624,200
Farfetch Ltd. Class A (a)	36,900	2,430,972
MercadoLibre, Inc. (a)	3,800	6,224,818
The Booking Holdings, Inc. (a)	3,200	7,451,232
The RealReal, Inc. (a)	120,000	3,064,800
Wayfair LLC Class A (a)	6,912	1,997,430
		148,112,119
IT Services - 0.2%
Data Processing & Outsourced Services - 0.2%
Visa, Inc. Class A	6,100	1,295,579
Multiline Retail - 6.3%
Department Stores - 0.7%
Kohl's Corp.	17,389	960,742
Nordstrom, Inc.	83,800	3,054,510
		4,015,252
General Merchandise Stores - 5.6%
B&M European Value Retail SA	133,886	1,019,200
Dollar General Corp.	61,371	11,598,505
Dollar Tree, Inc. (a)	77,612	7,621,498
Ollie's Bargain Outlet Holdings, Inc. (a)	48,982	4,049,832
Target Corp.	47,500	8,713,400
		33,002,435

TOTAL MULTILINE RETAIL		37,017,687

Personal Products - 0.0%
Personal Products - 0.0%
Herbalife Nutrition Ltd. (a)	5,100	229,398
Road & Rail - 0.7%
Trucking - 0.7%
Lyft, Inc. (a)	39,800	2,216,860
Uber Technologies, Inc. (a)	33,000	1,707,750
		3,924,610
Specialty Retail - 19.1%
Apparel Retail - 6.2%
American Eagle Outfitters, Inc.	168,106	4,320,324
Aritzia LP (a)	27,300	643,350
Burlington Stores, Inc. (a)	40,400	10,456,328
L Brands, Inc.	16,700	912,822
Ross Stores, Inc.	78,127	9,112,733
TJX Companies, Inc.	159,513	10,526,263
		35,971,820
Automotive Retail - 0.7%
Carvana Co. Class A (a)	4,000	1,134,000
O'Reilly Automotive, Inc.(a)	7,284	3,258,352
		4,392,352
Computer & Electronics Retail - 0.6%
Best Buy Co., Inc.	35,513	3,563,730
Home Improvement Retail - 9.2%
Floor & Decor Holdings, Inc. Class A (a)	50,649	4,816,213
Lowe's Companies, Inc.	108,034	17,258,432
The Home Depot, Inc.	121,817	31,470,204
		53,544,849
Specialty Stores - 2.4%
Dick's Sporting Goods, Inc.	37,700	2,690,649
Five Below, Inc. (a)	24,679	4,593,255
JD Sports Fashion PLC (a)	26,300	304,268
National Vision Holdings, Inc. (a)	36,853	1,750,149
Sally Beauty Holdings, Inc. (a)	63,100	1,015,910
Ulta Beauty, Inc. (a)	11,400	3,674,562
		14,028,793

TOTAL SPECIALTY RETAIL		111,501,544

Textiles, Apparel & Luxury Goods - 15.5%
Apparel, Accessories & Luxury Goods - 10.4%
adidas AG	6,505	2,267,463
Canada Goose Holdings, Inc. (a)	20,434	915,885
Capri Holdings Ltd. (a)	370,230	17,278,634
G-III Apparel Group Ltd. (a)	54,397	1,566,090
Hermes International SCA	723	805,340
Levi Strauss & Co. Class A (b)	71,300	1,658,438
lululemon athletica, Inc. (a)	11,930	3,718,342
LVMH Moet Hennessy Louis Vuitton SE	6,484	4,108,385
PVH Corp.	117,173	11,712,613
Ralph Lauren Corp.	35,738	4,184,205
Tapestry, Inc.	300,182	12,649,669
		60,865,064
Footwear - 5.1%
Crocs, Inc. (a)	2,000	153,440
Deckers Outdoor Corp. (a)	20,627	6,726,671
NIKE, Inc. Class B	165,230	22,269,699
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	21,700	794,220
		29,944,030

TOTAL TEXTILES, APPAREL & LUXURY GOODS		90,809,094

TOTAL COMMON STOCKS
(Cost $320,880,822)		581,200,946

Convertible Preferred Stocks - 0.0%
Food & Staples Retailing - 0.0%
Food Retail - 0.0%
Roofoods Ltd. Series H (c)(d)
(Cost $87,775)	100	87,775

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.07% (e)	2,465,400	2,465,893
Fidelity Securities Lending Cash Central Fund 0.08% (e)(f)	3,700,244	3,700,614
TOTAL MONEY MARKET FUNDS
(Cost $6,166,507)		6,166,507
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $327,135,104)		587,455,228
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(3,517,324)
NET ASSETS - 100%		$583,937,904

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $87,775 or 0.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Roofoods Ltd. Series H	1/15/21	$87,775

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,980
Fidelity Securities Lending Cash Central Fund	17,951
Total	$20,931

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$581,200,946	$577,092,561	$4,108,385	$--
Convertible Preferred Stocks	87,775	--	--	87,775
Money Market Funds	6,166,507	6,166,507	--	--
Total Investments in Securities:	$587,455,228	$583,259,068	$4,108,385	$87,775

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $3,864,057) — See accompanying schedule: Unaffiliated issuers (cost $320,968,597)	$581,288,721
Fidelity Central Funds (cost $6,166,507)	6,166,507
Total Investment in Securities (cost $327,135,104)		$587,455,228
Cash		103,459
Receivable for investments sold		3,340,238
Receivable for fund shares sold		1,101,509
Dividends receivable		281,650
Distributions receivable from Fidelity Central Funds		230
Prepaid expenses		4,443
Other receivables		17,107
Total assets		592,303,864
Liabilities
Payable for investments purchased	$3,436,711
Payable for fund shares redeemed	845,608
Accrued management fee	261,332
Other affiliated payables	89,789
Other payables and accrued expenses	36,195
Collateral on securities loaned	3,696,325
Total liabilities		8,365,960
Net Assets		$583,937,904
Net Assets consist of:
Paid in capital		$299,681,132
Total accumulated earnings (loss)		284,256,772
Net Assets		$583,937,904
Net Asset Value, offering price and redemption price per share ($583,937,904 ÷ 8,586,483 shares)		$68.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$3,163,129
Income from Fidelity Central Funds (including $17,951 from security lending)		20,931
Total income		3,184,060
Expenses
Management fee	$2,447,164
Transfer agent fees	737,153
Accounting fees	177,867
Custodian fees and expenses	13,789
Independent trustees' fees and expenses	2,448
Registration fees	44,432
Audit	46,716
Legal	2,121
Interest	2,241
Miscellaneous	8,589
Total expenses before reductions	3,482,520
Expense reductions	(13,708)
Total expenses after reductions		3,468,812
Net investment income (loss)		(284,752)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,446,291
Fidelity Central Funds	203
Foreign currency transactions	28
Total net realized gain (loss)		36,446,522
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	148,644,067
Assets and liabilities in foreign currencies	(611)
Total change in net unrealized appreciation (depreciation)		148,643,456
Net gain (loss)		185,089,978
Net increase (decrease) in net assets resulting from operations		$184,805,226

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(284,752)	$1,050,157
Net realized gain (loss)	36,446,522	8,088,931
Change in net unrealized appreciation (depreciation)	148,643,456	14,436,079
Net increase (decrease) in net assets resulting from operations	184,805,226	23,575,167
Distributions to shareholders	(6,311,869)	(10,526,325)
Share transactions
Proceeds from sales of shares	211,985,501	141,736,274
Reinvestment of distributions	5,968,009	9,985,146
Cost of shares redeemed	(214,912,312)	(195,554,961)
Net increase (decrease) in net assets resulting from share transactions	3,041,198	(43,833,541)
Total increase (decrease) in net assets	181,534,555	(30,784,699)
Net Assets
Beginning of period	402,403,349	433,188,048
End of period	$583,937,904	$402,403,349
Other Information
Shares
Sold	3,649,920	2,990,069
Issued in reinvestment of distributions	90,837	214,717
Redeemed	(3,983,299)	(4,151,320)
Net increase (decrease)	(242,542)	(946,534)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Discretionary Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$45.58	$44.31	$43.65	$37.00	$32.38
Income from Investment Operations
Net investment income (loss)B	(.03)	.11	.12	.16	.21
Net realized and unrealized gain (loss)	23.23	2.26	1.87	8.17	4.73
Total from investment operations	23.20	2.37	1.99	8.33	4.94
Distributions from net investment income	–	(.11)	(.15)	(.14)	(.32)
Distributions from net realized gain	(.77)	(.99)	(1.18)	(1.54)	–
Total distributions	(.77)	(1.10)	(1.33)	(1.68)	(.32)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$68.01	$45.58	$44.31	$43.65	$37.00
Total ReturnD	50.96%	5.30%	4.81%	22.79%	15.29%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.76%	.78%	.78%	.76%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.78%	.76%
Expenses net of all reductions	.75%	.76%	.77%	.77%	.76%
Net investment income (loss)	(.06)%	.23%	.27%	.40%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$583,938	$402,403	$433,188	$819,937	$828,992
Portfolio turnover rateG	55%	41%H	46%H	74%	39%H

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	41.30%	15.83%	14.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$38,463	Leisure Portfolio
$35,259	S&P 500® Index

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Will Hilkert:  For the fiscal year ending February 28, 2021, the fund gained 41.30%, outperforming the 30.42% gain of the MSCI US IMI Consumer Services 25/50 Index, as well as the broad-based S&P 500® index. The primary contributor to performance versus the industry index was our stock picks in casinos & gaming. An underweighting and stock selection in hotels, resorts & cruise lines and security selection in restaurants also helped. The biggest individual relative contributor was an underweight position in McDonalds (+9%), which was among our biggest holdings. Also lifting performance was our overweighting in Marriott International, which gained about 19%. We added to our position the past 12 months. Penn National Gaming gained approximately 285% the past year and bolstered relative performance. We reduced our stake in the company. In contrast, the biggest detractor from performance versus the industry index was our stock selection in food distributors. Our lighter-than-index stake in Dominos Pizza (-11%), a position we established this period, was the fund's largest individual relative detractor. Also hurting performance was our lighter-than-index stake in SeaWorld Entertainment, which gained about 83%. SeaWorld was not held at period end. Another notable relative detractor was an out-of-index stake in Performance Food Group (-13%). This was a position that was not held at the end of the period. Notable changes in positioning include increased exposure to the hotels, resorts & cruise lines industry group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2021, Will Hilkert became sole manager of the fund after having served as co-manager with Becky Baker since August 2020.

Leisure Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Starbucks Corp.	16.6
McDonald's Corp.	15.6
Marriott International, Inc. Class A	8.6
Hilton Worldwide Holdings, Inc.	5.4
Domino's Pizza, Inc.	4.5
The Booking Holdings, Inc.	3.7
Chipotle Mexican Grill, Inc.	3.6
Caesars Entertainment, Inc.	3.5
Restaurant Brands International, Inc.	3.5
MGM Resorts International	3.3
68.3

Top Industries (% of fund's net assets)

As of February 28, 2021
Hotels, Restaurants & Leisure	83.0%
Internet & Direct Marketing Retail	4.4%
Diversified Consumer Services	3.3%
Entertainment	1.7%
Food & Staples Retailing	1.7%
All Others*	5.9%

* Includes short-term investments and net other assets (liabilities).

Leisure Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Beverages - 0.8%
Soft Drinks - 0.8%
The Coca-Cola Co.	107,100	$5,246,829
Chemicals - 0.9%
Specialty Chemicals - 0.9%
Ecolab, Inc.	27,800	5,820,208
Diversified Consumer Services - 3.3%
Education Services - 3.3%
Bright Horizons Family Solutions, Inc. (a)	111,500	17,802,090
Graham Holdings Co.	6,700	4,025,561
		21,827,651
Entertainment - 1.7%
Movies & Entertainment - 1.7%
Live Nation Entertainment, Inc. (a)	124,800	11,089,728
Food & Staples Retailing - 1.7%
Food Retail - 1.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	360,500	10,835,396
Health Care Providers & Services - 0.4%
Health Care Facilities - 0.4%
The Joint Corp. (a)	70,900	2,822,529
Hotels, Restaurants & Leisure - 83.0%
Casinos & Gaming - 13.4%
Boyd Gaming Corp. (a)	500	29,350
Caesars Entertainment, Inc. (a)	244,300	22,827,392
Churchill Downs, Inc.	58,400	13,468,792
Evolution Gaming Group AB (b)	15,400	1,917,728
Galaxy Entertainment Group Ltd.	570,000	5,210,244
Las Vegas Sands Corp.	193,400	12,106,840
MGM Resorts International	566,400	21,404,256
Penn National Gaming, Inc. (a)	91,609	10,606,490
		87,571,092
Hotels, Resorts & Cruise Lines - 19.2%
Airbnb, Inc. Class A (c)	24,100	4,973,035
Extended Stay America, Inc. unit	456,900	7,351,521
Hilton Worldwide Holdings, Inc.	283,497	35,062,909
Lindblad Expeditions Holdings (a)	126,600	2,637,078
Marriott International, Inc. Class A	381,843	56,539,493
Marriott Vacations Worldwide Corp.	57,300	9,724,383
Royal Caribbean Cruises Ltd.	101,090	9,428,664
		125,717,083
Leisure Facilities - 2.3%
Vail Resorts, Inc.	48,200	14,902,476
Restaurants - 48.1%
Chipotle Mexican Grill, Inc. (a)	16,250	23,432,500
Compass Group PLC	336,000	6,823,139
Domino's Pizza, Inc.	85,500	29,626,605
McDonald's Corp.	494,608	101,958,493
Noodles & Co. (a)	204,600	1,931,424
Restaurant Brands International, Inc.	377,700	22,654,283
Ruth's Hospitality Group, Inc.	118,200	2,695,551
Starbucks Corp.	1,006,400	108,721,393
Wendy's Co.	312,200	6,378,246
Wingstop, Inc.	60,100	8,182,615
Yum! Brands, Inc.	21,100	2,184,483
		314,588,732

TOTAL HOTELS, RESTAURANTS & LEISURE		542,779,383

Internet & Direct Marketing Retail - 4.4%
Internet & Direct Marketing Retail - 4.4%
Expedia, Inc.	26,500	4,266,500
The Booking Holdings, Inc. (a)	10,500	24,449,355
		28,715,855
IT Services - 0.9%
Data Processing & Outsourced Services - 0.9%
Amadeus IT Holding SA Class A (a)	78,600	5,487,637
Road & Rail - 1.7%
Trucking - 1.7%
Uber Technologies, Inc. (a)	212,300	10,986,525
Specialty Retail - 0.2%
Automotive Retail - 0.2%
Diversified Royalty Corp.	762,300	1,515,495
Textiles, Apparel & Luxury Goods - 0.6%
Apparel, Accessories & Luxury Goods - 0.6%
LVMH Moet Hennessy Louis Vuitton SE	6,000	3,801,714
TOTAL COMMON STOCKS
(Cost $389,344,460)		650,928,950

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.07% (d)	9,738,313	9,740,260
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	4,457,554	4,458,000
TOTAL MONEY MARKET FUNDS
(Cost $14,198,260)		14,198,260
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $403,542,720)		665,127,210
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(11,418,440)
NET ASSETS - 100%		$653,708,770

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,917,728 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,923
Fidelity Securities Lending Cash Central Fund	33,189
Total	$37,112

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$650,928,950	$634,816,460	$16,112,490	$--
Money Market Funds	14,198,260	14,198,260	--	--
Total Investments in Securities:	$665,127,210	$649,014,720	$16,112,490	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.6%
Canada	5.4%
Liberia	1.4%
United Kingdom	1.0%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $4,952,400) — See accompanying schedule: Unaffiliated issuers (cost $389,344,460)	$650,928,950
Fidelity Central Funds (cost $14,198,260)	14,198,260
Total Investment in Securities (cost $403,542,720)		$665,127,210
Cash		251,795
Foreign currency held at value (cost $566)		574
Receivable for investments sold		7,878,159
Receivable for fund shares sold		2,410,971
Dividends receivable		1,156,006
Distributions receivable from Fidelity Central Funds		338
Prepaid expenses		3,083
Other receivables		135
Total assets		676,828,271
Liabilities
Payable for investments purchased	$18,049,359
Payable for fund shares redeemed	212,161
Accrued management fee	269,937
Other affiliated payables	95,229
Other payables and accrued expenses	34,815
Collateral on securities loaned	4,458,000
Total liabilities		23,119,501
Net Assets		$653,708,770
Net Assets consist of:
Paid in capital		$360,295,721
Total accumulated earnings (loss)		293,413,049
Net Assets		$653,708,770
Net Asset Value, offering price and redemption price per share ($653,708,770 ÷ 34,507,165 shares)		$18.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$5,669,371
Income from Fidelity Central Funds (including $33,189 from security lending)		37,112
Total income		5,706,483
Expenses
Management fee	$2,445,206
Transfer agent fees	794,927
Accounting fees	176,968
Custodian fees and expenses	11,635
Independent trustees' fees and expenses	2,463
Registration fees	57,630
Audit	38,290
Legal	505
Miscellaneous	9,845
Total expenses before reductions	3,537,469
Expense reductions	(37,635)
Total expenses after reductions		3,499,834
Net investment income (loss)		2,206,649
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,106,869
Fidelity Central Funds	(1,537)
Foreign currency transactions	(40,039)
Total net realized gain (loss)		35,065,293
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	136,340,256
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		136,340,266
Net gain (loss)		171,405,559
Net increase (decrease) in net assets resulting from operations		$173,612,208

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,206,649	$3,993,037
Net realized gain (loss)	35,065,293	44,807,931
Change in net unrealized appreciation (depreciation)	136,340,266	(38,596,433)
Net increase (decrease) in net assets resulting from operations	173,612,208	10,204,535
Distributions to shareholders	(12,967,558)	(31,042,814)
Share transactions
Proceeds from sales of shares	240,729,438	119,782,717
Reinvestment of distributions	12,074,974	28,804,554
Cost of shares redeemed	(190,886,060)	(169,526,142)
Net increase (decrease) in net assets resulting from share transactions	61,918,352	(20,938,871)
Total increase (decrease) in net assets	222,563,002	(41,777,150)
Net Assets
Beginning of period	431,145,768	472,922,918
End of period	$653,708,770	$431,145,768
Other Information
Shares
Sold	16,202,316	7,488,013
Issued in reinvestment of distributions	1,034,599	1,846,047
Redeemed	(13,765,059)	(10,835,961)
Net increase (decrease)	3,471,856	(1,501,901)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Leisure Portfolio

Years ended February 28,	2021	2020 A	2019 B	2018 B	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$13.89	$14.53	$16.58	$14.14	$12.83
Income from Investment Operations
Net investment income (loss)C	.07	.12	.16	.18	.16
Net realized and unrealized gain (loss)	5.40	.25	.39	3.31	1.29
Total from investment operations	5.47	.37	.55	3.49	1.45
Distributions from net investment income	(.08)	(.11)	(.16)	(.14)	(.14)
Distributions from net realized gain	(.34)	(.89)	(2.44)	(.91)	–
Total distributions	(.42)	(1.01)D	(2.60)	(1.05)	(.14)
Redemption fees added to paid in capitalC	–	–	–E	–E	–E
Net asset value, end of period	$18.94	$13.89	$14.53	$16.58	$14.14
Total ReturnF	41.30%	1.76%	4.48%	24.75%	11.26%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.76%	.76%	.77%	.80%
Expenses net of fee waivers, if any	.77%	.75%	.76%	.77%	.79%
Expenses net of all reductions	.76%	.75%	.76%	.77%	.79%
Net investment income (loss)	.48%	.79%	1.05%	1.09%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$653,709	$431,146	$472,923	$544,540	$402,941
Portfolio turnover rateI	72%	53%	41%	56%	23%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	59.90%	22.48%	20.31%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$63,545	Retailing Portfolio
$35,259	S&P 500® Index

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Boris Shepov:  For the fiscal year ending February 28, 2021, the fund gained 59.90%, underperforming the 61.55% increase in the MSCI U.S. IMI Retailing 25/50 Index, but notably outperforming the broad-based S&P 500® index. The primary detractor from performance versus the industry index was security selection and an underweighting in apparel retail. Subpar picks among computer & electronics retail firms, along with a lack of meaningful exposure to home furnishing retail stocks, further hampered the fund's relative result. Not owning Etsy, an index component that gained 281%, was the biggest individual relative detractor. Also weighing on the portfolio’s return versus the index was a lighter-than-index stake – due to internal capacity limits and regulatory considerations – in Wayfair, which gained 357%. This was a holding we established the 12 months. Another notable relative detractor was an overweighting in The Children’s Place (-64%), a position that was sold during the period. In contrast, the leading contributor to performance versus the industry index was an underweighting in department stores. Security selection among internet & direct marketing retail companies, as well as hypermarkets & super centers, also boosted the fund's relative performance. The top individual relative contributor was an out-of-index stake in Farfetch (+463%), a position we established this period. The portfolio’s outsized position in Nordstrom added value too, gaining about 176%. This was a holding we initiated the past 12 months. Amazon.com, one of the fund's largest positions, rose approximately 63% the during the reporting period and further bolstered relative performance. Notable changes in positioning include a lower allocation to the apparel retail and home improvement retail groups.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Retailing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Amazon.com, Inc.	18.8
The Home Depot, Inc.	10.1
Lowe's Companies, Inc.	5.4
Target Corp.	4.7
The Booking Holdings, Inc.	4.1
MercadoLibre, Inc.	4.0
Expedia, Inc.	3.2
Burlington Stores, Inc.	2.9
Dollar Tree, Inc.	2.8
Ross Stores, Inc.	2.5
58.5

Top Industries (% of fund's net assets)

As of February 28, 2021
Internet & Direct Marketing Retail	34.0%
Specialty Retail	32.8%
Multiline Retail	14.3%
Textiles, Apparel & Luxury Goods	6.0%
Food & Staples Retailing	3.5%
All Others*	9.4%

* Includes short-term investments and net other assets (liabilities).

Retailing Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Entertainment - 0.9%
Movies & Entertainment - 0.9%
Cinemark Holdings, Inc. (a)	1,612,500	$36,200,625
Food & Staples Retailing - 3.5%
Food Distributors - 2.6%
Performance Food Group Co. (b)	889,936	48,270,129
U.S. Foods Holding Corp. (b)	1,600,200	58,343,292
		106,613,421
Hypermarkets & Super Centers - 0.9%
BJ's Wholesale Club Holdings, Inc. (b)	478,640	19,231,755
Costco Wholesale Corp.	48,600	16,086,600
		35,318,355

TOTAL FOOD & STAPLES RETAILING		141,931,776

Hotels, Restaurants & Leisure - 2.9%
Casinos & Gaming - 1.0%
Caesars Entertainment, Inc. (b)	430,700	40,244,608
Hotels, Resorts & Cruise Lines - 1.9%
Airbnb, Inc. Class A (a)	12,200	2,517,470
Marriott International, Inc. Class A	495,900	73,427,913
		75,945,383

TOTAL HOTELS, RESTAURANTS & LEISURE		116,189,991

Interactive Media & Services - 1.4%
Interactive Media & Services - 1.4%
Alphabet, Inc. Class A (b)	15,900	32,148,369
Facebook, Inc. Class A (b)	103,300	26,612,146
		58,760,515
Internet & Direct Marketing Retail - 34.0%
Internet & Direct Marketing Retail - 34.0%
Alibaba Group Holding Ltd. sponsored ADR (b)	100,300	23,847,328
Amazon.com, Inc. (b)	246,730	763,118,621
Expedia, Inc.	800,900	128,944,900
Farfetch Ltd. Class A (b)	1,195,700	78,772,716
MercadoLibre, Inc. (b)	98,400	161,190,024
The Booking Holdings, Inc. (b)	71,940	167,513,009
The RealReal, Inc. (a)(b)	1,856,515	47,415,393
Wayfair LLC Class A (b)	23,100	6,675,438
		1,377,477,429
Multiline Retail - 14.3%
Department Stores - 3.6%
Kohl's Corp.	1,619,900	89,499,475
Nordstrom, Inc. (a)	1,573,900	57,368,655
		146,868,130
General Merchandise Stores - 10.7%
Dollar General Corp.	512,500	96,857,375
Dollar Tree, Inc. (b)	1,142,700	112,213,140
Ollie's Bargain Outlet Holdings, Inc. (b)	391,335	32,355,578
Target Corp.	1,039,800	190,740,912
		432,167,005

TOTAL MULTILINE RETAIL		579,035,135

Oil, Gas & Consumable Fuels - 0.4%
Oil & Gas Refining & Marketing - 0.4%
Reliance Industries Ltd. sponsored GDR (c)	291,395	16,726,073
Road & Rail - 1.9%
Trucking - 1.9%
Lyft, Inc. (b)	728,000	40,549,600
Uber Technologies, Inc. (b)	727,500	37,648,125
		78,197,725
Software - 1.6%
Application Software - 1.6%
HubSpot, Inc. (b)	61,700	31,775,500
Manhattan Associates, Inc. (b)	272,100	33,454,695
		65,230,195
Specialty Retail - 32.8%
Apparel Retail - 8.5%
American Eagle Outfitters, Inc. (a)	1,750,900	44,998,130
Aritzia LP (b)	681,204	16,053,204
Burlington Stores, Inc. (b)	454,594	117,658,019
MYT Netherlands Parent BV ADR (a)	17,800	514,242
Ross Stores, Inc.	856,700	99,925,488
TJX Companies, Inc.	978,100	64,544,819
		343,693,902
Automotive Retail - 1.9%
Carvana Co. Class A (a)(b)	267,500	75,836,250
Computer & Electronics Retail - 1.8%
Best Buy Co., Inc.	735,800	73,837,530
Home Improvement Retail - 17.0%
Floor & Decor Holdings, Inc. Class A (b)	632,737	60,166,961
Lowe's Companies, Inc.	1,370,300	218,905,425
The Home Depot, Inc.	1,590,100	410,786,434
		689,858,820
Specialty Stores - 3.6%
Five Below, Inc. (b)	337,900	62,889,948
Ulta Beauty, Inc. (b)	265,800	85,675,314
		148,565,262

TOTAL SPECIALTY RETAIL		1,331,791,764

Textiles, Apparel & Luxury Goods - 6.0%
Apparel, Accessories & Luxury Goods - 5.2%
Canada Goose Holdings, Inc. (a)(b)	306,600	13,742,310
Capri Holdings Ltd. (b)	1,264,800	59,028,216
G-III Apparel Group Ltd. (a)(b)	966,128	27,814,825
lululemon athletica, Inc. (b)	82,457	25,700,198
LVMH Moet Hennessy Louis Vuitton SE	56,500	35,799,471
PVH Corp.	478,339	47,814,766
		209,899,786
Footwear - 0.8%
Deckers Outdoor Corp. (b)	100,200	32,676,222

TOTAL TEXTILES, APPAREL & LUXURY GOODS		242,576,008

TOTAL COMMON STOCKS
(Cost $1,833,332,758)		4,044,117,236

Convertible Preferred Stocks - 0.0%
Food & Staples Retailing - 0.0%
Food Retail - 0.0%
Roofoods Ltd. Series H (d)(e)
(Cost $877,751)	1,000	877,751

Money Market Funds - 3.9%
Fidelity Cash Central Fund 0.07% (f)	17,051,077	17,054,488
Fidelity Securities Lending Cash Central Fund 0.08% (f)(g)	140,864,756	140,878,842
TOTAL MONEY MARKET FUNDS
(Cost $157,933,330)		157,933,330
TOTAL INVESTMENT IN SECURITIES - 103.6%
(Cost $1,992,143,839)		4,202,928,317
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(146,989,488)
NET ASSETS - 100%		$4,055,938,829

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,726,073 or 0.4% of net assets.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $877,751 or 0.0% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Roofoods Ltd. Series H	1/15/21	$877,751

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,896
Fidelity Securities Lending Cash Central Fund	359,633
Total	$373,529

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Drive Shack, Inc.	$9,998,274	$--	$4,390,046	$--	$(11,712,122)	$6,103,894	$--
Total	$9,998,274	$--	$4,390,046	$--	$(11,712,122)	$6,103,894	$--

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$4,044,117,236	$4,008,317,765	$35,799,471	$--
Convertible Preferred Stocks	877,751	--	--	877,751
Money Market Funds	157,933,330	157,933,330	--	--
Total Investments in Securities:	$4,202,928,317	$4,166,251,095	$35,799,471	$877,751

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $142,552,494) — See accompanying schedule: Unaffiliated issuers (cost $1,834,210,509)	$4,044,994,987
Fidelity Central Funds (cost $157,933,330)	157,933,330
Total Investment in Securities (cost $1,992,143,839)		$4,202,928,317
Receivable for investments sold		6,116,821
Receivable for fund shares sold		3,854,350
Dividends receivable		990,336
Distributions receivable from Fidelity Central Funds		18,446
Prepaid expenses		14,164
Total assets		4,213,922,434
Liabilities
Payable for investments purchased	$11,038,807
Payable for fund shares redeemed	3,609,374
Accrued management fee	1,825,425
Other affiliated payables	587,460
Other payables and accrued expenses	48,031
Collateral on securities loaned	140,874,508
Total liabilities		157,983,605
Net Assets		$4,055,938,829
Net Assets consist of:
Paid in capital		$1,617,060,408
Total accumulated earnings (loss)		2,438,878,421
Net Assets		$4,055,938,829
Net Asset Value, offering price and redemption price per share ($4,055,938,829 ÷ 172,620,042 shares)		$23.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$20,944,943
Income from Fidelity Central Funds (including $359,633 from security lending)		373,529
Total income		21,318,472
Expenses
Management fee	$17,365,207
Transfer agent fees	5,314,962
Accounting fees	926,532
Custodian fees and expenses	22,570
Independent trustees' fees and expenses	17,216
Registration fees	115,625
Audit	40,663
Legal	4,994
Interest	13,802
Miscellaneous	61,019
Total expenses before reductions	23,882,590
Expense reductions	(159,204)
Total expenses after reductions		23,723,386
Net investment income (loss)		(2,404,914)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	541,436,181
Fidelity Central Funds	8,153
Other affiliated issuers	(11,712,122)
Foreign currency transactions	5,377
Total net realized gain (loss)		529,737,589
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	933,557,098
Affiliated issuers	6,103,894
Assets and liabilities in foreign currencies	(2,390)
Total change in net unrealized appreciation (depreciation)		939,658,602
Net gain (loss)		1,469,396,191
Net increase (decrease) in net assets resulting from operations		$1,466,991,277

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,404,914)	$8,073,263
Net realized gain (loss)	529,737,589	34,252,880
Change in net unrealized appreciation (depreciation)	939,658,602	180,411,347
Net increase (decrease) in net assets resulting from operations	1,466,991,277	222,737,490
Distributions to shareholders	(251,762,516)	(70,573,195)
Share transactions
Proceeds from sales of shares	893,605,318	537,224,260
Reinvestment of distributions	238,817,402	67,160,431
Cost of shares redeemed	(990,710,293)	(1,093,141,870)
Net increase (decrease) in net assets resulting from share transactions	141,712,427	(488,757,179)
Total increase (decrease) in net assets	1,356,941,188	(336,592,884)
Net Assets
Beginning of period	2,698,997,641	3,035,590,525
End of period	$4,055,938,829	$2,698,997,641
Other Information
Shares
Sold	43,628,691	33,219,799
Issued in reinvestment of distributions	10,603,061	4,207,150
Redeemed	(53,402,342)	(67,831,907)
Net increase (decrease)	829,410	(30,404,958)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Retailing Portfolio

Years ended February 28,	2021	2020 A	2019 B	2018 B	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$15.71	$15.01	$14.35	$11.56	$9.88
Income from Investment Operations
Net investment income (loss)C	(.01)	.04	.03	.04	.01
Net realized and unrealized gain (loss)	9.35	1.02	.93	3.23	1.69
Total from investment operations	9.34	1.06	.96	3.27	1.70
Distributions from net investment income	–	(.05)	(.02)	(.03)	(.02)
Distributions from net realized gain	(1.55)	(.31)	(.27)	(.45)	–
Total distributions	(1.55)	(.36)	(.30)D	(.48)	(.02)
Redemption fees added to paid in capitalC	–	–	–	–	–E
Net asset value, end of period	$23.50	$15.71	$15.01	$14.35	$11.56
Total ReturnF	59.90%	7.02%	6.83%	28.66%	17.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	.73%	.74%	.76%	.78%	.78%
Expenses net of fee waivers, if any	.73%	.74%	.75%	.77%	.78%
Expenses net of all reductions	.73%	.74%	.75%	.77%	.78%
Net investment income (loss)	(.07)%	.26%	.20%	.29%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$4,055,939	$2,698,998	$3,035,591	$2,329,366	$1,924,403
Portfolio turnover rateI	46%	17%	34%	24%	17%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Each Fund offers a single class of shares, with the exception of Communication Services Portfolio. Communication Services Portfolio offers Class A, Class M, Class C, Communication Services, Class I and Class Z shares. Communication Services Portfolio commenced sale of Class A, Class M, Class C, Class I and Class Z on November 30, 2018. Each class of Communication Services Portfolio has equal rights as to assets and voting privileges, and each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Share transactions on the Statement of Changes in Net Assets and Share Transactions note may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

For Communication Services Portfolio, investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Automotive Portfolio	$175,855,799	$45,813,383	$(2,905,929)	$42,907,454
Communication Services Portfolio	582,764,548	352,501,296	(8,221,287)	344,280,009
Construction and Housing Portfolio	193,191,854	153,542,248	(2,505,139)	151,037,109
Consumer Discretionary Portfolio	328,843,908	261,497,034	(2,885,714)	258,611,320
Leisure Portfolio	406,772,632	264,039,529	(5,684,951)	258,354,578
Retailing Portfolio	1,994,118,718	2,216,624,164	(7,814,565)	2,208,809,599

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$25,267	$406,659	$42,906,771
Communication Services Portfolio	29,774,831	11,219,703	344,280,009
Construction and Housing Portfolio	–	10,182,029	151,037,109
Consumer Discretionary Portfolio	–	25,842,601	258,609,285
Leisure Portfolio	4,293,777	30,764,685	258,354,586
Retailing Portfolio	47,179,574	182,887,190	2,208,811,658

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2021 to February 28, 2021. Loss deferrals were as follows:

Ordinary losses
Construction and Housing Portfolio	$406,589
Consumer Discretionary Portfolio	195,112

The tax character of distributions paid was as follows:

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$33,769	$6,782,711	$6,816,480
Communication Services Portfolio	–	30,372,833	30,372,833
Construction and Housing Portfolio	8,353,411	7,498,578	15,851,989
Consumer Discretionary Portfolio	–	6,311,869	6,311,869
Leisure Portfolio	2,584,978	10,382,580	12,967,558
Retailing Portfolio	–	251,762,516	251,762,516

February 29, 2020
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$546,146	$1,109,808	$1,655,954
Communication Services Portfolio	10,346,104	169,782,738	180,128,842
Construction and Housing Portfolio	8,920,109	15,570,107	24,490,216
Consumer Discretionary Portfolio	995,530	9,530,795	10,526,325
Leisure Portfolio	3,429,665	27,613,149	31,042,814
Retailing Portfolio	8,725,812	61,847,383	70,573,195

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, Automotive Portfolio and Construction and Housing Portfolio had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	161,272,595	43,677,717
Communication Services Portfolio	458,409,327	447,341,535
Construction and Housing Portfolio	274,445,488	341,730,129
Consumer Discretionary Portfolio	252,841,166	264,303,306
Leisure Portfolio	379,736,209	332,094,930
Retailing Portfolio	1,490,656,493	1,642,515,300

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.23%	.54%
Communication Services Portfolio	.30%	.23%	.53%
Construction and Housing Portfolio	.30%	.23%	.53%
Consumer Discretionary Portfolio	.30%	.23%	.53%
Leisure Portfolio	.30%	.23%	.53%
Retailing Portfolio	.30%	.23%	.53%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, Communication Services Portfolio has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Communication Services Portfolio
Class A	-%	.25%	$43,261	$3,041
Class M	.25%	.25%	19,638	310
Class C	.75%	.25%	39,876	20,750
			$102,775	$24,101

Sales Load. For Communication Services Portfolio, FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Communication Services Portfolio
Class A	$34,234
Class M	2,026
Class C(a)	909
$37,169

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class (Communication Services Portfolio) or Fund (all other Funds). FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective class or Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were as follows:

	Amount	% of Average Net Assets
Automotive Portfolio	$151,623.19
Communication Services Portfolio
Class A	39,459.23
Class M	8,753.22
Class C	7,526.19
Communication Services	1,153,471.17
Class I	26,108.18
Class Z	2,848.04
	1,238,165
Construction and Housing Portfolio	532,078.18
Consumer Discretionary Portfolio	737,153.16
Leisure Portfolio	794,927.17
Retailing Portfolio	5,314,962.16

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Automotive Portfolio	.04
Communication Services Portfolio	.04
Construction and Housing Portfolio	.04
Consumer Discretionary Portfolio	.04
Leisure Portfolio	.04
Retailing Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$1,422
Communication Services Portfolio	11,601
Construction and Housing Portfolio	4,925
Consumer Discretionary Portfolio	2,007
Leisure Portfolio	4,898
Retailing Portfolio	18,158

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Automotive Portfolio	Borrower	$4,559,000.34%		$86
Communication Services Portfolio	Borrower	$3,623,500.34%		$69
Construction and Housing Portfolio	Borrower	$5,209,875	1.34%	$1,551
Consumer Discretionary Portfolio	Borrower	$3,660,160.67%		$1,693
Retailing Portfolio	Borrower	$13,996,000.76%		$13,802

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	3,749,668	329,200
Communication Services Portfolio	38,838,807	31,990,705
Construction and Housing Portfolio	21,390,223	27,710,700
Consumer Discretionary Portfolio	27,060,315	17,402,321
Leisure Portfolio	22,853,217	35,969,228
Retailing Portfolio	99,953,761	93,192,467

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 233,442 shares of the Consumer Discretionary Portfolio were redeemed in-kind for investments and cash with a value of $10,509,560. The Fund had a net realized gain of $4,367,344 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Consumer Discretionary Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Automotive Portfolio	$117
Communication Services Portfolio	1,517
Construction and Housing Portfolio	684
Consumer Discretionary Portfolio	995
Leisure Portfolio	1,011
Retailing Portfolio	6,983

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Automotive Portfolio	$1,000	$–	$–
Communication Services Portfolio	$25,889	$959	$–
Construction and Housing Portfolio	$159	$–	$–
Consumer Discretionary Portfolio	$1,655	$89	$–
Leisure Portfolio	$3,252	$–	$–
Retailing Portfolio	$34,749	$–	$–

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Discretionary Portfolio	$1,436,538	1.06%	$548

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset expenses. All of the applicable expense reductions are noted in the table below.

Brokerage service rebates
Automotive Portfolio	$4,058
Communication Services Portfolio	33,124
Construction and Housing Portfolio	41,476
Consumer Discretionary Portfolio	12,004
Leisure Portfolio	35,769
Retailing Portfolio	147,221

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Automotive Portfolio	$278
Construction and Housing Portfolio	1,243
Consumer Discretionary Portfolio	1,704
Leisure Portfolio	1,866
Retailing Portfolio	11,983

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Communication Services Portfolio	$2,542

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2021	Year ended February 29, 2020
Communication Services Portfolio
Distributions to shareholders
Class A	$635,984	$798,640
Class M	164,640	242,564
Class C	167,834	201,206
Communication Services	28,584,094	178,269,893
Class I	512,611	316,058
Class Z	307,670	300,481
Total	$30,372,833	$180,128,842

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2021	Year ended February 29, 2020	Year ended February 28, 2021	Year ended February 29, 2020
Communication Services Portfolio
Class A
Shares sold	268,026	163,941	$17,593,964	$10,592,862
Reinvestment of distributions	9,103	12,499	632,897	794,118
Shares redeemed	(178,220)	(21,919)	(12,053,875)	(1,385,300)
Net increase (decrease)	98,909	154,521	$6,172,986	$10,001,680
Class M
Shares sold	60,603	40,632	$4,303,282	$2,626,137
Reinvestment of distributions	2,265	3,855	162,557	242,564
Shares redeemed	(38,319)	(13,568)	(2,745,690)	(861,553)
Net increase (decrease)	24,549	30,919	$1,720,149	$2,007,148
Class C
Shares sold	56,901	32,141	$4,065,760	$2,084,369
Reinvestment of distributions	2,360	3,184	167,219	199,573
Shares redeemed	(12,513)	(7,441)	(829,994)	(459,981)
Net increase (decrease)	46,748	27,884	$3,402,985	$1,823,961
Communication Services
Shares sold	2,744,272	2,955,352	$201,655,702	$190,171,586
Reinvestment of distributions	412,314	2,705,020	27,550,747	169,393,115
Shares redeemed	(2,861,981)	(3,681,065)	(194,981,100)	(235,496,213)
Net increase (decrease)	294,605	1,979,307	$34,225,349	$124,068,488
Class I
Shares sold	395,855	63,284	$28,329,531	$4,090,035
Reinvestment of distributions	6,359	4,990	498,174	315,170
Shares redeemed	(141,365)	(33,315)	(10,652,768)	(2,081,507)
Net increase (decrease)	260,849	34,959	$18,174,937	$2,323,698
Class Z
Shares sold	159,779	25,004	$11,122,518	$1,643,568
Reinvestment of distributions	1,640	4,650	115,109	293,270
Shares redeemed	(148,188)	(6,601)	(11,892,094)	(443,166)
Net increase (decrease)	13,231	23,053	$(654,467)	$1,493,672

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Automotive Portfolio	.83%
Actual		$1,000.00	$1,321.30	$4.78
Hypothetical-C		$1,000.00	$1,020.68	$4.16
Communication Services Portfolio
Class A	1.06%
Actual		$1,000.00	$1,171.20	$5.71
Hypothetical-C		$1,000.00	$1,019.54	$5.31
Class M	1.30%
Actual		$1,000.00	$1,169.80	$6.99
Hypothetical-C		$1,000.00	$1,018.35	$6.51
Class C	1.78%
Actual		$1,000.00	$1,167.20	$9.56
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Communication Services	.76%
Actual		$1,000.00	$1,173.00	$4.09
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Class I	.77%
Actual		$1,000.00	$1,172.90	$4.15
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Class Z	.63%
Actual		$1,000.00	$1,173.70	$3.40
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Construction and Housing Portfolio	.76%
Actual		$1,000.00	$1,161.30	$4.07
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Consumer Discretionary Portfolio	.74%
Actual		$1,000.00	$1,158.00	$3.96
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Leisure Portfolio	.75%
Actual		$1,000.00	$1,282.30	$4.24
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Retailing Portfolio	.72%
Actual		$1,000.00	$1,150.70	$3.84
Hypothetical-C		$1,000.00	$1,021.22	$3.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/12/21	04/09/21	$0.008	$0.114
Communication Services Portfolio
Class A	04/12/21	04/09/21	$0.000	$3.542
Class M	04/12/21	04/09/21	$0.000	$3.409
Class C	04/12/21	04/09/21	$0.000	$3.280
Communication Services	04/12/21	04/09/21	$0.000	$3.722
Class I	04/12/21	04/09/21	$0.000	$3.750
Class Z	04/12/21	04/09/21	$0.000	$3.772
Construction and Housing Portfolio	04/12/21	04/09/21	$0.000	$1.993
Consumer Discretionary Portfolio	04/12/21	04/09/21	$0.000	$2.979
Leisure Portfolio	04/12/21	04/09/21	$0.006	$0.896
Retailing Portfolio	04/12/21	04/09/21	$0.000	$1.320

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Automotive Portfolio	$5,185,511
Communication Services Portfolio	$28,427,470
Construction and Housing Portfolio	$10,622,807
Consumer Discretionary Portfolio	$34,917,548
Leisure Portfolio	$30,815,396
Retailing Portfolio	$432,658,580

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2020	December 2020
Automotive Portfolio	–	100%
Construction and Housing Portfolio	8%	87%
Leisure Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2020	December 2020
Automotive Portfolio	–	100%
Construction and Housing Portfolio	9%	100%
Leisure Portfolio	100%	100%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

April 2020
Construction and Housing Portfolio	100%

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Automotive Portfolio

Communication Services Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Retailing Portfolio

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,463,705,305.665	92.437
Withheld	2,655,951,104.308	7.563
TOTAL	35,119,656,409.973	100.000
Donald F. Donahue
Affirmative	32,446,843,861.354	92.389
Withheld	2,672,812,548.619	7.611
TOTAL	35,119,656,409.973	100.000
Bettina Doulton
Affirmative	32,610,463,757.584	92.855
Withheld	2,509,192,652.389	7.145
TOTAL	35,119,656,409.973	100.000
Vicki L. Fuller
Affirmative	32,688,213,522.720	93.077
Withheld	2,431,442,887.253	6.923
TOTAL	35,119,656,409.973	100.000
Patricia L. Kampling
Affirmative	32,313,755,598.535	92.010
Withheld	2,805,900,811.438	7.990
TOTAL	35,119,656,409.973	100.000
Alan J. Lacy
Affirmative	31,990,158,754.948	91.089
Withheld	3,129,497,655.026	8.911
TOTAL	35,119,656,409.973	100.000
Ned C. Lautenbach
Affirmative	32,043,019,991.143	91.240
Withheld	3,076,636,418.830	8.760
TOTAL	35,119,656,409.973	100.000
Robert A. Lawrence
Affirmative	32,150,842,398.009	91.547
Withheld	2,968,814,011.965	8.453
TOTAL	35,119,656,409.973	100.000
Joseph Mauriello
Affirmative	32,082,201,213.166	91.351
Withheld	3,037,455,196.807	8.649
TOTAL	35,119,656,409.973	100.000
Cornelia M. Small
Affirmative	32,207,976,835.934	91.709
Withheld	2,911,679,574.039	8.291
TOTAL	35,119,656,409.973	100.000
Garnett A. Smith
Affirmative	32,102,654,343.096	91.409
Withheld	3,017,002,066.877	8.591
TOTAL	35,119,656,409.973	100.000
David M. Thomas
Affirmative	32,150,749,424.556	91.546
Withheld	2,968,906,985.418	8.454
TOTAL	35,119,656,409.973	100.000
Susan Tomasky
Affirmative	32,381,933,484.515	92.205
Withheld	2,737,722,925.459	7.795
TOTAL	35,119,656,409.973	100.000
Michael E. Wiley
Affirmative	32,135,064,741.973	91.502
Withheld	2,984,591,668.000	8.498
TOTAL	35,119,656,409.973	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELCON-ANN-0421
1.813633.116

Fidelity® Select Portfolios®
Energy Sector

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio (to be renamed Fidelity Natural Resources Fund effective May 1, 2021)

Annual Report

February 28, 2021

Contents

Note to Shareholders
Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Energy Service Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Natural Gas Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Natural Resources Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	13.03%	(0.35)%	(3.79)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$6,794	Energy Portfolio
$35,259	S&P 500® Index

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Maurice FitzMaurice:  For the fiscal year ending February 28, 2021, the fund gained 13.03%, trailing the 14.60% advance of the MSCI US IMI Energy 25/50 Index, as well as the broad-based S&P 500® index. Versus the sector index, security selection was the primary detractor, especially within the integrated oil & gas group. Stock selection and an underweighting in the oil & gas exploration & production category, and security selection in independent power producers & energy traders, which is not part of the sector benchmark, also hurt. Our non-index stake in BP was the fund's largest individual relative detractor, due to its -16% result. This was among the fund's biggest holdings. Also hindering performance was an underweighting in Occidental Petroleum, which returned roughly -13%. We pared our stake in Occidental the past 12 months. The fund's non-index stake in Suncor Energy returned -26%. We added to our position in Suncor the past year. In contrast, the biggest contributor to performance versus the sector index was stock selection and an overweighting in the oil & gas storage & transportation group. Security selection in the oil & gas equipment & services segment also lifted the fund's relative performance. Not owning Kinder Morgan, an index component that returned -17%, was the biggest individual relative contributor. Also adding value was our overweighting in Baker Hughes, which gained roughly 60%. Although we pared our stake in Baker Hughes the past year, it was among the fund's largest holdings at period end. Avoiding ONEOK, an index component that returned about -25%, also helped relative performance. Notable changes in positioning include increased exposure to the oil & gas equipment & services industry and a lower allocation to oil & gas refining & marketing.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Chevron Corp.	12.7
Exxon Mobil Corp.	12.2
BP PLC sponsored ADR	5.4
Cheniere Energy, Inc.	4.9
Pioneer Natural Resources Co.	4.8
Royal Dutch Shell PLC Class B sponsored ADR	4.0
ConocoPhillips Co.	3.8
EOG Resources, Inc.	3.8
Marathon Petroleum Corp.	3.7
Valero Energy Corp.	3.4
58.7

Top Industries (% of fund's net assets)

As of February 28, 2021
Oil, Gas & Consumable Fuels	84.7%
Energy Equipment & Services	11.1%
Independent Power and Renewable Electricity Producers	2.0%
Food Products	0.5%
All Others*	1.7%

* Includes short-term investments and net other assets (liabilities).

Energy Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Energy Equipment & Services - 11.1%
Oil & Gas Drilling - 1.1%
Nabors Industries Ltd.	34,558	$3,836,284
Odfjell Drilling Ltd. (a)	1,835,680	4,562,418
Patterson-UTI Energy, Inc.	200,700	1,485,180
Shelf Drilling Ltd. (a)(b)	1,474,713	761,967
		10,645,849
Oil & Gas Equipment & Services - 10.0%
Baker Hughes Co. Class A	1,184,640	28,999,987
Cactus, Inc.	97,400	3,104,138
Championx Corp. (a)	272,000	5,785,440
Nextier Oilfield Solutions, Inc. (a)	1,811,600	8,423,940
Oceaneering International, Inc. (a)	465,200	5,489,360
ProPetro Holding Corp. (a)	1,053,700	12,085,939
RigNet, Inc. (a)	221,801	2,056,095
Schlumberger Ltd.	472,158	13,177,930
Technip Energies NV (a)	361,380	4,658,906
TechnipFMC PLC	1,709,100	14,048,802
		97,830,537

TOTAL ENERGY EQUIPMENT & SERVICES		108,476,386

Food Products - 0.5%
Agricultural Products - 0.5%
Darling Ingredients, Inc. (a)	84,900	5,352,096
Independent Power and Renewable Electricity Producers - 2.0%
Independent Power Producers & Energy Traders - 2.0%
The AES Corp.	69,500	1,845,920
Vistra Corp.	1,007,900	17,386,275
		19,232,195
Oil, Gas & Consumable Fuels - 84.7%
Coal & Consumable Fuels - 0.2%
Enviva Partners LP	38,700	2,052,261
Integrated Oil & Gas - 38.9%
BP PLC sponsored ADR	2,167,000	52,896,470
Chevron Corp.	1,243,390	124,339,000
Exxon Mobil Corp.	2,204,448	119,855,838
Occidental Petroleum Corp.	560,200	14,906,922
Occidental Petroleum Corp. warrants 8/3/27 (a)	63,600	763,200
Royal Dutch Shell PLC Class B sponsored ADR	1,011,900	39,342,672
Suncor Energy, Inc.	891,600	17,704,488
Total SA sponsored ADR	252,800	11,729,920
		381,538,510
Oil & Gas Exploration & Production - 26.9%
Apache Corp.	1,226,900	24,206,737
Callon Petroleum Co. (a)(c)	76,900	1,966,333
Canadian Natural Resources Ltd.	755,200	20,597,982
Cimarex Energy Co.	270,000	15,657,300
ConocoPhillips Co.	722,066	37,554,653
Devon Energy Corp.	1,009,300	21,740,322
EOG Resources, Inc.	577,464	37,281,076
Hess Corp.	236,900	15,524,057
Magnolia Oil & Gas Corp. Class A (a)	429,800	5,183,388
National Energy Services Reunited Corp. (a)	910,200	12,060,150
Northern Oil & Gas, Inc. (a)	148,460	1,971,549
PDC Energy, Inc. (a)	547,151	19,122,927
Pioneer Natural Resources Co.	318,666	47,344,208
Viper Energy Partners LP	225,159	3,530,493
		263,741,175
Oil & Gas Refining & Marketing - 9.9%
Marathon Petroleum Corp.	665,192	36,332,787
Phillips 66 Co.	286,373	23,783,278
Renewable Energy Group, Inc. (a)	43,100	3,351,887
Valero Energy Corp.	433,100	33,340,038
		96,807,990
Oil & Gas Storage & Transport - 8.8%
Cheniere Energy, Inc. (a)	709,500	47,813,205
Enterprise Products Partners LP	428,600	9,137,752
Golar LNG Ltd. (a)	405,700	4,580,353
Noble Midstream Partners LP	307,314	4,302,396
Teekay LNG Partners LP	354,500	4,789,295
The Williams Companies, Inc.	711,300	16,246,092
		86,869,093

TOTAL OIL, GAS & CONSUMABLE FUELS		831,009,029

TOTAL COMMON STOCKS
(Cost $860,977,307)		964,069,706

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.07% (d)	14,450,080	14,452,970
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	559,677	559,733
TOTAL MONEY MARKET FUNDS
(Cost $15,012,703)		15,012,703
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $875,990,010)		979,082,409
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,561,237
NET ASSETS - 100%		$980,643,646

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $761,967 or 0.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,873
Fidelity Securities Lending Cash Central Fund	64,694
Total	$77,567

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$964,069,706	$964,069,706	$--	$--
Money Market Funds	15,012,703	15,012,703	--	--
Total Investments in Securities:	$979,082,409	$979,082,409	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	79.1%
United Kingdom	10.8%
Canada	3.9%
Bermuda	1.4%
Curacao	1.3%
British Virgin Islands	1.2%
France	1.2%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $544,641) — See accompanying schedule: Unaffiliated issuers (cost $860,977,307)	$964,069,706
Fidelity Central Funds (cost $15,012,703)	15,012,703
Total Investment in Securities (cost $875,990,010)		$979,082,409
Receivable for fund shares sold		9,336,721
Dividends receivable		5,983,149
Distributions receivable from Fidelity Central Funds		1,035
Prepaid expenses		9,542
Other receivables		282,803
Total assets		994,695,659
Liabilities
Payable for investments purchased	$10,451,828
Payable for fund shares redeemed	2,209,256
Accrued management fee	390,825
Other affiliated payables	178,084
Other payables and accrued expenses	262,895
Collateral on securities loaned	559,125
Total liabilities		14,052,013
Net Assets		$980,643,646
Net Assets consist of:
Paid in capital		$1,435,094,357
Total accumulated earnings (loss)		(454,450,711)
Net Assets		$980,643,646
Net Asset Value, offering price and redemption price per share ($980,643,646 ÷ 33,524,698 shares)		$29.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$31,979,834
Non-Cash dividends		4,672,519
Income from Fidelity Central Funds (including $64,694 from security lending)		77,567
Total income		36,729,920
Expenses
Management fee	$3,657,903
Transfer agent fees	1,745,226
Accounting fees	246,864
Custodian fees and expenses	10,039
Independent trustees' fees and expenses	3,817
Registration fees	76,538
Audit	57,502
Legal	1,392
Interest	164
Miscellaneous	29,105
Total expenses before reductions	5,828,550
Expense reductions	(72,787)
Total expenses after reductions		5,755,763
Net investment income (loss)		30,974,157
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(142,962,502)
Fidelity Central Funds	(601)
Foreign currency transactions	(5,495)
Total net realized gain (loss)		(142,968,598)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	269,518,298
Assets and liabilities in foreign currencies	(1,730)
Total change in net unrealized appreciation (depreciation)		269,516,568
Net gain (loss)		126,547,970
Net increase (decrease) in net assets resulting from operations		$157,522,127

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,974,157	$19,564,546
Net realized gain (loss)	(142,968,598)	(47,026,999)
Change in net unrealized appreciation (depreciation)	269,516,568	(239,088,970)
Net increase (decrease) in net assets resulting from operations	157,522,127	(266,551,423)
Distributions to shareholders	(24,866,401)	(17,018,375)
Share transactions
Proceeds from sales of shares	546,805,883	208,781,170
Reinvestment of distributions	23,686,159	16,049,946
Cost of shares redeemed	(398,816,396)	(417,122,444)
Net increase (decrease) in net assets resulting from share transactions	171,675,646	(192,291,328)
Total increase (decrease) in net assets	304,331,372	(475,861,126)
Net Assets
Beginning of period	676,312,274	1,152,173,400
End of period	$980,643,646	$676,312,274
Other Information
Shares
Sold	25,409,225	6,071,489
Issued in reinvestment of distributions	1,036,348	450,411
Redeemed	(18,168,636)	(12,000,042)
Net increase (decrease)	8,276,937	(5,478,142)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Energy Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.79	$37.50	$41.01	$44.10	$32.63
Income from Investment Operations
Net investment income (loss)B	.99C	.71	.49	.75D	.18
Net realized and unrealized gain (loss)	2.27	(10.76)	(3.51)	(3.06)	11.58
Total from investment operations	3.26	(10.05)	(3.02)	(2.31)	11.76
Distributions from net investment income	(.80)	(.64)	(.48)	(.68)	(.24)
Distributions from net realized gain	–	(.02)	(.01)	(.10)	(.05)
Total distributions	(.80)	(.66)	(.49)	(.78)	(.29)
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$29.25	$26.79	$37.50	$41.01	$44.10
Total ReturnF	13.03%	(27.24)%	(7.30)%	(5.27)%	36.05%
Ratios to Average Net AssetsG,H
Expenses before reductions	.85%	.81%	.78%	.79%	.79%
Expenses net of fee waivers, if any	.85%	.81%	.78%	.79%	.79%
Expenses net of all reductions	.84%	.80%	.77%	.78%	.78%
Net investment income (loss)	4.50%C	2.00%	1.12%	1.82%D	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$980,644	$676,312	$1,152,173	$1,778,436	$2,289,350
Portfolio turnover rateI	31%	79%J	59%J	59%	93%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.15 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.82%.

 D Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.48 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .66%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	17.85%	(9.63)%	(11.20)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$3,048	Energy Service Portfolio
$35,259	S&P 500® Index

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Maurice FitzMaurice:  For the fiscal year ending February 28, 2021, the fund gained 17.85%, outperforming the 14.58% gain of the MSCI US IMI Energy Equipment & Service 25/50 Index, but underperforming the broad-based S&P 500® index. The primary contributor to performance versus the industry index was our stock picks in oil & gas storage & transportation. An overweighting in oil & gas drilling and stock selection in oil & gas equipment & services also boosted the fund's relative result. Our top individual relative contributor was an out-of-index stake in National Energy Services Reunited (+60%), which was among our biggest holdings. Also adding value was our outsized stake in Baker Hughes, which gained 59%. Baker Hughes was among the fund's largest holdings. Another key contributor was our out-of-index position in Cheniere Energy. This was among the fund's biggest holdings the past 12 months, even though we pared our stake. Conversely, the largest detractor from performance versus the industry index was our security selection in oil & gas drilling. An underweighting in oil & gas equipment & services and stock picks in the marine segment also hurt the fund's relative result. Our largest individual detractor versus the industry index was an out-of-index stake in Shelf Drilling (-70%). Another notable relative detractor was our lighter-than-index stake in Halliburton (+31%). The company was among our biggest holdings. Also hurting performance was our underweighting in U.S. Silica Holdings, which gained 195%. U.S. Silica Holdings was not held at period end

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Energy Service Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Schlumberger Ltd.	16.1
Baker Hughes Co. Class A	12.0
Halliburton Co.	5.7
Championx Corp.	5.4
TechnipFMC PLC	4.8
Cactus, Inc.	4.5
ProPetro Holding Corp.	4.4
Oceaneering International, Inc.	4.2
National Energy Services Reunited Corp.	4.1
Nextier Oilfield Solutions, Inc.	3.7
64.9

Top Industries (% of fund's net assets)

As of February 28, 2021
Energy Equipment & Services	91.0%
Oil, Gas & Consumable Fuels	6.3%
All Others*	2.7%

* Includes short-term investments and net other assets (liabilities).

Energy Service Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Energy Equipment & Services - 91.0%
Oil & Gas Drilling - 13.3%
Borr Drilling Ltd. (a)(b)	95,212	$109,920
Helmerich & Payne, Inc.	263,198	7,561,679
Independence Contract Drilling, Inc. (a)(b)	47,362	296,960
Nabors Industries Ltd.	66,641	7,397,817
Odfjell Drilling Ltd. (a)	2,912,282	7,238,216
Patterson-UTI Energy, Inc.	1,011,190	7,482,806
Shelf Drilling Ltd. (a)(c)	3,143,876	1,624,405
Transocean Ltd. (United States) (a)(b)	1,986,200	6,892,114
		38,603,917
Oil & Gas Equipment & Services - 77.7%
Archrock, Inc.	477,416	4,922,159
Baker Hughes Co. Class A	1,416,638	34,679,298
Cactus, Inc.	411,386	13,110,872
Championx Corp. (a)	733,048	15,591,931
Core Laboratories NV (b)	99,000	3,518,460
CSI Compressco LP	665,757	1,291,569
Dril-Quip, Inc. (a)	169,800	5,766,408
Forum Energy Technologies, Inc. (a)(b)	15,304	326,740
Frank's International NV (a)	620,483	2,810,788
Halliburton Co.	756,292	16,509,854
Helix Energy Solutions Group, Inc. (a)	1,112,729	5,452,372
Liberty Oilfield Services, Inc. Class A	237,900	2,781,051
Nextier Oilfield Solutions, Inc. (a)	2,305,000	10,718,250
NOV, Inc.	309,700	4,676,470
Oceaneering International, Inc. (a)	1,027,925	12,129,515
Oil States International, Inc. (a)	308,225	2,259,289
ProPetro Holding Corp. (a)	1,107,800	12,706,466
Ranger Energy Services, Inc. Class A (a)	671,187	3,698,240
RigNet, Inc. (a)	110,835	1,027,440
Schlumberger Ltd.	1,668,111	46,556,977
SEACOR Marine Holdings, Inc. (a)	100	396
Smart Sand, Inc. (a)(b)	190,890	622,301
Solaris Oilfield Infrastructure, Inc. Class A	138,000	1,629,780
Technip Energies NV (a)	315,854	4,071,986
TechnipFMC PLC	1,681,872	13,824,988
Tenaris SA sponsored ADR	68,900	1,443,455
TETRA Technologies, Inc. (a)	940,622	2,351,555
TETRA Technologies, Inc. warrants 12/14/21 (a)	300,100	6,065
Weatherford International PLC (a)	1,499	17,538
		224,502,213

TOTAL ENERGY EQUIPMENT & SERVICES		263,106,130

Oil, Gas & Consumable Fuels - 6.3%
Oil & Gas Exploration & Production - 4.1%
National Energy Services Reunited Corp. (a)(b)	896,374	11,876,956
Oil & Gas Storage & Transport - 2.2%
Cheniere Energy, Inc. (a)	82,812	5,580,701
Golar LNG Ltd. (a)	60,033	677,773
		6,258,474

TOTAL OIL, GAS & CONSUMABLE FUELS		18,135,430

TOTAL COMMON STOCKS
(Cost $293,491,617)		281,241,560

Money Market Funds - 5.0%
Fidelity Cash Central Fund 0.07% (d)	4,415,235	4,416,118
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	9,890,922	9,891,911
TOTAL MONEY MARKET FUNDS
(Cost $14,307,911)		14,308,029
TOTAL INVESTMENT IN SECURITIES - 102.3%
(Cost $307,799,528)		295,549,589
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(6,631,294)
NET ASSETS - 100%		$288,918,295

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,624,405 or 0.6% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,808
Fidelity Securities Lending Cash Central Fund	123,522
Total	$128,330

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$281,241,560	$281,235,495	$6,065	$--
Money Market Funds	14,308,029	14,308,029	--	--
Total Investments in Securities:	$295,549,589	$295,543,524	$6,065	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	62.6%
Curacao	16.1%
Bermuda	5.3%
United Kingdom	4.8%
British Virgin Islands	4.1%
Netherlands	3.6%
Switzerland	2.4%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $9,329,941) — See accompanying schedule: Unaffiliated issuers (cost $293,491,617)	$281,241,560
Fidelity Central Funds (cost $14,307,911)	14,308,029
Total Investment in Securities (cost $307,799,528)		$295,549,589
Receivable for fund shares sold		4,041,550
Dividends receivable		305,425
Distributions receivable from Fidelity Central Funds		2,802
Prepaid expenses		2,205
Other receivables		76,165
Total assets		299,977,736
Liabilities
Payable for fund shares redeemed	$888,295
Accrued management fee	111,386
Other affiliated payables	56,614
Other payables and accrued expenses	110,618
Collateral on securities loaned	9,892,528
Total liabilities		11,059,441
Net Assets		$288,918,295
Net Assets consist of:
Paid in capital		$618,102,295
Total accumulated earnings (loss)		(329,184,000)
Net Assets		$288,918,295
Net Asset Value, offering price and redemption price per share ($288,918,295 ÷ 14,520,112 shares)		$19.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$2,969,671
Non-Cash dividends		4,590,748
Income from Fidelity Central Funds (including $123,522 from security lending)		128,330
Total income		7,688,749
Expenses
Management fee	$853,865
Transfer agent fees	429,239
Accounting fees	62,730
Custodian fees and expenses	8,013
Independent trustees' fees and expenses	850
Registration fees	42,042
Audit	46,575
Legal	740
Miscellaneous	8,432
Total expenses before reductions	1,452,486
Expense reductions	(25,435)
Total expenses after reductions		1,427,051
Net investment income (loss)		6,261,698
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(75,413,684)
Fidelity Central Funds	23
Foreign currency transactions	5,337
Total net realized gain (loss)		(75,408,324)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	127,563,316
Assets and liabilities in foreign currencies	563
Total change in net unrealized appreciation (depreciation)		127,563,879
Net gain (loss)		52,155,555
Net increase (decrease) in net assets resulting from operations		$58,417,253

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,261,698	$3,142,678
Net realized gain (loss)	(75,408,324)	(94,157,598)
Change in net unrealized appreciation (depreciation)	127,563,879	(34,954,625)
Net increase (decrease) in net assets resulting from operations	58,417,253	(125,969,545)
Distributions to shareholders	(3,350,025)	(4,506,594)
Share transactions
Proceeds from sales of shares	211,693,911	134,993,891
Reinvestment of distributions	3,185,845	4,269,353
Cost of shares redeemed	(140,158,256)	(153,007,034)
Net increase (decrease) in net assets resulting from share transactions	74,721,500	(13,743,790)
Total increase (decrease) in net assets	129,788,728	(144,219,929)
Net Assets
Beginning of period	159,129,567	303,349,496
End of period	$288,918,295	$159,129,567
Other Information
Shares
Sold	16,108,333	5,361,676
Issued in reinvestment of distributions	227,132	176,201
Redeemed	(11,057,541)	(6,204,797)
Net increase (decrease)	5,277,924	(666,920)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Energy Service Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.22	$30.61	$42.04	$54.70	$37.54
Income from Investment Operations
Net investment income (loss)B	.50C	.34	.26	1.41D	.17
Net realized and unrealized gain (loss)	2.45	(13.21)	(11.37)	(10.86)	17.22
Total from investment operations	2.95	(12.87)	(11.11)	(9.45)	17.39
Distributions from net investment income	(.27)	(.52)	(.32)	(1.77)	(.23)
Distributions from net realized gain	–	–	–	(1.43)	–
Total distributions	(.27)	(.52)	(.32)	(3.21)E	(.23)
Redemption fees added to paid in capitalB	–	–	–	–F	–F
Net asset value, end of period	$19.90	$17.22	$30.61	$42.04	$54.70
Total ReturnG	17.85%	(42.54)%	(26.36)%	(17.41)%	46.36%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%	.90%	.84%	.84%	.85%
Expenses net of fee waivers, if any	.91%	.90%	.84%	.84%	.85%
Expenses net of all reductions	.89%	.89%	.81%	.82%	.84%
Net investment income (loss)	3.91%C	1.38%	.65%	3.04%D	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$288,918	$159,130	$303,349	$413,055	$734,091
Portfolio turnover rateJ	38%	42%	80%	62%	96%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.37 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.04%.

 D Net investment income per share reflects one or more large, non-recurring dividend which amounted to $1.34 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .16%.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	(5.72)%	(5.24)%	(8.77)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$3,994	Natural Gas Portfolio
$35,259	S&P 500® Index

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Peter Belisle:  For the fiscal year ending February 28, 2021, the fund returned -5.72%, trailing the 5.64% advance of the FactSet Natural Gas Linked Index, as well as the broad-based S&P 500® index. The largest detractor from performance versus the industry index were stock picks and an underweighting in the oil & gas exploration & production group. Security selection and an underweighting in oil & gas storage & transportation and stock selection in integrated oil & gas also hindered the fund's relative result. The fund's biggest individual relative detractor was an outsized stake in PDC Energy, which returned approximately -55% the past 12 months. We reduced our stake in this company. Another key detractor was our out-of-index position in Shelf Drilling (-81%), a position not held at period end. Also hindering performance was an underweighting in Ovintiv, which gained roughly 112%. Ovintiv was not held at period end. The fund’s foreign holdings detracted overall, despite the tailwind of broad U.S.-dollar weakness. Conversely, the top contributor to performance versus the industry index was an overweighting in integrated oil & gas. Also bolstering the fund's relative performance was an underweighting in gas utilities and an overweighting in multi-utilities. Our non-index stake in Canadian Natural Resources, a position we established this period, was the fund's biggest individual relative contributor, driven by an about 81% advance. Our second-largest contributor this period was Williams Companies, which gained 30% and boosted relative performance. We decreased our position in the past year. Another notable relative contributor was our overweighting in Championx (+402%), a stake we established this period. Notable changes in positioning include increased exposure to the oil & gas equipment & services industry and a lower allocation to oil & gas exploration & production.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On July 1, 2020, Ben Shuleva exited the fund, leaving Peter Belisle as sole portfolio manager.

Natural Gas Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Enbridge, Inc.	7.9
Phillips 66 Co.	5.7
Pioneer Natural Resources Co.	5.5
Schlumberger Ltd.	4.9
Hess Corp.	4.7
Occidental Petroleum Corp.	4.0
Baker Hughes Co. Class A	3.5
Kinder Morgan, Inc.	3.3
TC Energy Corp.	3.2
Canadian Natural Resources Ltd.	3.1
45.8

Top Industries (% of fund's net assets)

As of February 28, 2021
Oil, Gas & Consumable Fuels	78.9%
Energy Equipment & Services	16.4%
Multi-Utilities	1.6%
Gas Utilities	1.4%
Electric Utilities	0.6%
All Others*	1.1%

* Includes short-term investments and net other assets (liabilities).

Natural Gas Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Electric Utilities - 0.6%
Electric Utilities - 0.6%
PG&E Corp. (a)	72,600	$763,026
Energy Equipment & Services - 16.4%
Oil & Gas Equipment & Services - 16.4%
Baker Hughes Co. Class A	169,200	4,142,016
Cactus, Inc.	24,100	768,067
Championx Corp. (a)	104,500	2,222,715
Core Laboratories NV (b)	35,900	1,275,886
Halliburton Co.	88,900	1,940,687
NOV, Inc.	18,200	274,820
Schlumberger Ltd.	202,818	5,660,650
Technip Energies NV (a)	42,020	541,721
TechnipFMC PLC	273,700	2,249,814
		19,076,376
Food Products - 0.4%
Agricultural Products - 0.4%
Bunge Ltd.	6,200	474,796
Gas Utilities - 1.4%
Gas Utilities - 1.4%
Brookfield Infrastructure Corp. A Shares	5,552	367,653
UGI Corp.	32,200	1,233,582
		1,601,235
Multi-Utilities - 1.6%
Multi-Utilities - 1.6%
CenterPoint Energy, Inc.	96,200	1,870,128
Oil, Gas & Consumable Fuels - 78.5%
Integrated Oil & Gas - 10.2%
Exxon Mobil Corp.	23,300	1,266,821
Occidental Petroleum Corp.	177,615	4,726,335
Occidental Petroleum Corp. warrants 8/3/27 (a)	35,950	431,400
Royal Dutch Shell PLC Class B sponsored ADR	39,200	1,524,096
Suncor Energy, Inc.	127,400	2,530,164
Total SA sponsored ADR	29,900	1,387,360
		11,866,176
Oil & Gas Exploration & Production - 29.8%
Apache Corp.	185,600	3,661,888
ARC Resources Ltd.	175,800	1,052,645
Cabot Oil & Gas Corp.	92,504	1,712,249
Canadian Natural Resources Ltd.	134,280	3,664,501
ConocoPhillips Co.	61,500	3,198,615
Devon Energy Corp.	95,000	2,046,300
EOG Resources, Inc.	37,000	2,388,720
EQT Corp.	119,623	2,128,093
Hess Corp.	83,400	5,465,202
Kosmos Energy Ltd.	117,600	362,208
MEG Energy Corp. (a)	162,454	838,695
PDC Energy, Inc. (a)	21,500	751,425
Pioneer Natural Resources Co.	43,250	6,425,653
Viper Energy Partners LP	68,400	1,072,512
		34,768,706
Oil & Gas Refining & Marketing - 7.8%
HollyFrontier Corp.	45,400	1,719,752
Phillips 66 Co.	80,700	6,702,135
Valero Energy Corp.	8,600	662,028
		9,083,915
Oil & Gas Storage & Transport - 30.7%
Avenir LNG Ltd. (a)(c)	1,999,500	1,268,338
Cheniere Energy, Inc. (a)	7,700	518,903
Enbridge, Inc.	273,300	9,230,264
Energy Transfer Equity LP	132,800	1,014,592
Enterprise Products Partners LP	89,700	1,912,404
Equitrans Midstream Corp.	145,700	1,053,411
Gibson Energy, Inc. (b)	86,500	1,472,254
Keyera Corp. (b)	16,200	314,045
Kinder Morgan, Inc.	263,300	3,870,510
Magellan Midstream Partners LP	52,800	2,200,176
ONEOK, Inc.	37,900	1,678,591
Pembina Pipeline Corp.	134,400	3,417,558
Plains GP Holdings LP Class A	114,700	988,714
Targa Resources Corp.	14,400	445,392
TC Energy Corp.	89,519	3,749,303
The Williams Companies, Inc.	116,929	2,670,658
		35,805,113

TOTAL OIL, GAS & CONSUMABLE FUELS		91,523,910

TOTAL COMMON STOCKS
(Cost $104,212,306)		115,309,471

Nonconvertible Preferred Stocks - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Integrated Oil & Gas - 0.4%
Petroleo Brasileiro SA - Petrobras sponsored ADR
(Cost $584,750)	54,500	432,185

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.07% (d)	181,618	181,654
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	1,775,635	1,775,813
TOTAL MONEY MARKET FUNDS
(Cost $1,957,467)		1,957,467
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $106,754,523)		117,699,123
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(1,118,320)
NET ASSETS - 100%		$116,580,803

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,230
Fidelity Securities Lending Cash Central Fund	14,734
Total	$16,964

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$115,309,471	$114,041,133	$--	$1,268,338
Nonconvertible Preferred Stocks	432,185	432,185	--	--
Money Market Funds	1,957,467	1,957,467	--	--
Total Investments in Securities:	$117,699,123	$116,430,785	$--	$1,268,338

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$--
Total Realized Gain (Loss)	(113)
Total Unrealized Gain (Loss)	(547,073)
Cost of Purchases	--
Proceeds of Sales	(387)
Amortization/Accretion	--
Transfers in to Level 3	1,815,911
Transfers out of Level 3	--
Ending Balance	$1,268,338
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2021	$(547,073)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	64.4%
Canada	22.8%
Curacao	4.9%
United Kingdom	3.2%
Netherlands	1.6%
Bermuda	1.5%
France	1.2%
Others (Individually Less Than 1%)	0.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $1,643,993) — See accompanying schedule: Unaffiliated issuers (cost $104,797,056)	$115,741,656
Fidelity Central Funds (cost $1,957,467)	1,957,467
Total Investment in Securities (cost $106,754,523)		$117,699,123
Receivable for investments sold		1,068,709
Receivable for fund shares sold		478,480
Dividends receivable		440,030
Distributions receivable from Fidelity Central Funds		4,191
Prepaid expenses		1,270
Other receivables		55,539
Total assets		119,747,342
Liabilities
Payable for investments purchased	$971,586
Payable for fund shares redeemed	253,904
Accrued management fee	49,185
Other affiliated payables	28,773
Other payables and accrued expenses	87,383
Collateral on securities loaned	1,775,708
Total liabilities		3,166,539
Net Assets		$116,580,803
Net Assets consist of:
Paid in capital		$532,103,952
Total accumulated earnings (loss)		(415,523,149)
Net Assets		$116,580,803
Net Asset Value, offering price and redemption price per share ($116,580,803 ÷ 9,335,664 shares)		$12.49

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$3,008,372
Non-Cash dividends		610,735
Income from Fidelity Central Funds (including $14,734 from security lending)		16,964
Total income		3,636,071
Expenses
Management fee	$483,493
Transfer agent fees	249,518
Accounting fees	35,496
Custodian fees and expenses	9,409
Independent trustees' fees and expenses	535
Registration fees	17,932
Audit	37,912
Legal	684
Miscellaneous	6,842
Total expenses before reductions	841,821
Expense reductions	(22,437)
Total expenses after reductions		819,384
Net investment income (loss)		2,816,687
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(92,530,982)
Fidelity Central Funds	90
Foreign currency transactions	4,429
Total net realized gain (loss)		(92,526,463)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	85,231,402
Assets and liabilities in foreign currencies	1,413
Total change in net unrealized appreciation (depreciation)		85,232,815
Net gain (loss)		(7,293,648)
Net increase (decrease) in net assets resulting from operations		$(4,476,961)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,816,687	$2,506,777
Net realized gain (loss)	(92,526,463)	(62,167,914)
Change in net unrealized appreciation (depreciation)	85,232,815	1,048,778
Net increase (decrease) in net assets resulting from operations	(4,476,961)	(58,612,359)
Distributions to shareholders	(2,175,969)	(1,660,041)
Share transactions
Proceeds from sales of shares	52,382,909	41,679,382
Reinvestment of distributions	2,046,977	1,560,585
Cost of shares redeemed	(45,826,297)	(69,422,307)
Net increase (decrease) in net assets resulting from share transactions	8,603,589	(26,182,340)
Total increase (decrease) in net assets	1,950,659	(86,454,740)
Net Assets
Beginning of period	114,630,144	201,084,884
End of period	$116,580,803	$114,630,144
Other Information
Shares
Sold	5,141,965	2,360,441
Issued in reinvestment of distributions	198,651	87,673
Redeemed	(4,459,318)	(3,826,441)
Net increase (decrease)	881,298	(1,378,327)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Natural Gas Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.56	$20.45	$21.60	$27.76	$17.83
Income from Investment Operations
Net investment income (loss)B	.31C	.28	.24	.61D	.13
Net realized and unrealized gain (loss)	(1.14)	(6.98)	(1.27)	(5.83)	9.98
Total from investment operations	(.83)	(6.70)	(1.03)	(5.22)	10.11
Distributions from net investment income	(.24)	(.19)	–	(.65)	(.15)
Distributions from net realized gain	–	–	(.12)	(.29)	(.03)
Total distributions	(.24)	(.19)	(.12)	(.94)	(.18)
Redemption fees added to paid in capitalB	–	–	–	–E	–E
Net asset value, end of period	$12.49	$13.56	$20.45	$21.60	$27.76
Total ReturnF	(5.72)%	(32.98)%	(4.82)%	(18.97)%	56.75%
Ratios to Average Net AssetsG,H
Expenses before reductions	.92%	.93%	.89%	.89%	.87%
Expenses net of fee waivers, if any	.92%	.93%	.89%	.89%	.87%
Expenses net of all reductions	.90%	.92%	.86%	.87%	.87%
Net investment income (loss)	3.09%C	1.51%	1.02%	2.52%D	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$116,581	$114,630	$201,085	$238,368	$479,879
Portfolio turnover rateI	127%	87%	86%	69%	76%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.07 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.42%.

 D Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.45 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .66%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	14.76%	2.59%	(3.41)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$7,072	Natural Resources Portfolio
$35,259	S&P 500® Index

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Ashley Fernandes:  For the fiscal year ending February 28, 2021, the fund gained 14.76%, underperforming the 15.09% gain of the S&P North American Natural Resources Sector Index, as well as the broad-based S&P 500® index. The primary detractor from performance versus the industry index were stock picks and an overweighting in oil & gas exploration & production. Security selection in gold and an underweighting in copper also hurt. The biggest individual relative detractor was an underweight position in Freeport McMoRan (+240%), which was among the largest holdings at period end. Also holding back performance was an underweighting in Chevron, which gained about 13%. Chevron was not held at period end. Also hurting performance was our lighter-than-index stake in ConocoPhillips, which gained 12%. ConocoPhillips was not held at period end. In contrast, the biggest contributor to performance versus the industry index was stock selection and an underweighting in oil & gas storage & transportation. Also lifting the fund's relative result was an overweighting in gold and an underweighting in integrated oil & gas. The fund's top individual relative contributor was our lighter-than-index stake in Exxon Mobil, which gained approximately 14% the past year. The company was the fund's biggest holding as of February 28. Also boosting value was our outsized stake in Apache, which gained about 34%. This was a position we established the past 12 months. Another notable relative contributor was an outsized stake in Crown Holdings (+35%). This period we reduced our holdings in the stock. The fund's foreign holdings contributed overall, aided in part by a broadly weaker U.S. dollar. Notable changes in positioning include decreased exposure to the oil & gas storage & transportation group and a higher allocation to integrated oil & gas.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2021, Ashley Fernandes assumed portfolio management responsibilities for the fund, succeeding Nathan Strik.

Natural Resources Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Exxon Mobil Corp.	16.6
Canadian Natural Resources Ltd.	7.4
Hess Corp.	6.0
Freeport-McMoRan, Inc.	5.4
Phillips 66 Co.	4.6
Valero Energy Corp.	4.1
Apache Corp.	3.5
Franco-Nevada Corp.	3.5
Avery Dennison Corp.	3.3
Barrick Gold Corp.	3.1
57.5

Top Industries (% of fund's net assets)

As of February 28, 2021
Oil, Gas & Consumable Fuels	61.3%
Metals & Mining	18.2%
Containers & Packaging	10.6%
Energy Equipment & Services	5.0%
Construction Materials	3.0%
All Others*	1.9%

* Includes short-term investments and net other assets (liabilities).

Natural Resources Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Commercial Services & Supplies - 0.2%
Environmental & Facility Services - 0.2%
Clean TeQ Holdings Ltd. (a)	3,099,138	$691,543
Construction Materials - 3.0%
Construction Materials - 3.0%
Eagle Materials, Inc.	36,500	4,576,370
Summit Materials, Inc. (a)	148,500	4,114,935
		8,691,305
Containers & Packaging - 10.6%
Metal & Glass Containers - 5.1%
Aptargroup, Inc.	26,800	3,485,876
Berry Global Group, Inc. (a)	67,500	3,739,500
Crown Holdings, Inc.	80,800	7,721,248
		14,946,624
Paper Packaging - 5.5%
Avery Dennison Corp.	55,500	9,724,155
Graphic Packaging Holding Co.	110,100	1,747,287
Packaging Corp. of America	34,400	4,541,488
		16,012,930

TOTAL CONTAINERS & PACKAGING		30,959,554

Energy Equipment & Services - 5.0%
Oil & Gas Equipment & Services - 5.0%
Baker Hughes Co. Class A	173,500	4,247,280
Halliburton Co.	78,500	1,713,655
Oceaneering International, Inc. (a)	72,700	857,860
SBM Offshore NV	109,800	1,945,457
Subsea 7 SA	563,700	5,875,857
		14,640,109
Metals & Mining - 18.2%
Copper - 6.6%
Antofagasta PLC	89,600	2,225,108
First Quantum Minerals Ltd.	60,800	1,310,501
Freeport-McMoRan, Inc.	467,100	15,839,361
		19,374,970
Diversified Metals & Mining - 1.6%
Canada Nickel Co., Inc. (a)	586,000	1,611,661
Lynas Rare Earths Ltd. (a)	364,754	1,678,347
MMC Norilsk Nickel PJSC ADR (b)	42,100	1,321,519
		4,611,527
Gold - 9.7%
Agnico Eagle Mines Ltd. (Canada)	96,100	5,364,564
Barrick Gold Corp.	486,632	9,085,419
Franco-Nevada Corp.	94,300	10,096,902
Newmont Corp.	70,000	3,806,600
		28,353,485
Silver - 0.3%
Pan American Silver Corp.	30,400	1,003,808

TOTAL METALS & MINING		53,343,790

Oil, Gas & Consumable Fuels - 61.3%
Integrated Oil & Gas - 25.9%
Cenovus Energy, Inc. (Canada)	305,800	2,263,583
Exxon Mobil Corp.	892,300	48,514,352
Royal Dutch Shell PLC Class B sponsored ADR	188,200	7,317,216
Suncor Energy, Inc.	446,200	8,860,187
Total SA	192,300	8,966,973
		75,922,311
Oil & Gas Exploration & Production - 20.1%
Africa Oil Corp. (a)	3,514,300	3,507,120
Apache Corp.	526,400	10,385,872
Canadian Natural Resources Ltd.	791,200	21,591,848
EnQuest PLC (a)	3,746,509	1,018,873
Hess Corp.	269,500	17,660,335
Kosmos Energy Ltd.	268,400	826,672
MEG Energy Corp. (a)	588,337	3,037,383
Tullow Oil PLC (a)	1,211,300	741,187
		58,769,290
Oil & Gas Refining & Marketing - 9.6%
HollyFrontier Corp.	72,600	2,750,088
Phillips 66 Co.	162,616	13,505,259
Valero Energy Corp.	154,400	11,885,712
		28,141,059
Oil & Gas Storage & Transport - 5.7%
Cheniere Energy, Inc. (a)	75,600	5,094,684
Enbridge, Inc.	119,100	4,026,771
Magellan Midstream Partners LP	183,000	7,625,610
		16,747,065

TOTAL OIL, GAS & CONSUMABLE FUELS		179,579,725

Paper & Forest Products - 1.2%
Forest Products - 1.2%
Western Forest Products, Inc. (b)	2,623,600	3,463,498
TOTAL COMMON STOCKS
(Cost $248,682,299)		291,369,524

Money Market Funds - 0.9%
Fidelity Cash Central Fund 0.07% (c)	1,865,963	1,866,336
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	868,114	868,201
TOTAL MONEY MARKET FUNDS
(Cost $2,734,537)		2,734,537
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $251,416,836)		294,104,061
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(1,217,041)
NET ASSETS - 100%		$292,887,020

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,156
Fidelity Securities Lending Cash Central Fund	22,412
Total	$25,568

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$291,369,524	$282,402,551	$8,966,973	$--
Money Market Funds	2,734,537	2,734,537	--	--
Total Investments in Securities:	$294,104,061	$285,137,088	$8,966,973	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	63.4%
Canada	25.6%
United Kingdom	4.0%
France	3.0%
Luxembourg	2.0%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $844,995) — See accompanying schedule: Unaffiliated issuers (cost $248,682,299)	$291,369,524
Fidelity Central Funds (cost $2,734,537)	2,734,537
Total Investment in Securities (cost $251,416,836)		$294,104,061
Receivable for investments sold		1,833,113
Receivable for fund shares sold		1,501,677
Dividends receivable		1,270,583
Distributions receivable from Fidelity Central Funds		573
Prepaid expenses		4,789
Other receivables		92,426
Total assets		298,807,222
Liabilities
Payable for investments purchased	$4,339,010
Payable for fund shares redeemed	402,533
Accrued management fee	123,168
Other affiliated payables	66,911
Other payables and accrued expenses	120,874
Collateral on securities loaned	867,706
Total liabilities		5,920,202
Net Assets		$292,887,020
Net Assets consist of:
Paid in capital		$559,975,248
Total accumulated earnings (loss)		(267,088,228)
Net Assets		$292,887,020
Net Asset Value, offering price and redemption price per share ($292,887,020 ÷ 12,619,198 shares)		$23.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$6,319,247
Income from Fidelity Central Funds (including $22,412 from security lending)		25,568
Total income		6,344,815
Expenses
Management fee	$1,345,780
Transfer agent fees	694,277
Accounting fees	98,781
Custodian fees and expenses	11,310
Independent trustees' fees and expenses	1,513
Registration fees	33,180
Audit	49,431
Legal	1,787
Interest	1,463
Miscellaneous	16,784
Total expenses before reductions	2,254,306
Expense reductions	(16,725)
Total expenses after reductions		2,237,581
Net investment income (loss)		4,107,234
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $168,881)	(86,995,796)
Fidelity Central Funds	373
Foreign currency transactions	64,499
Total net realized gain (loss)		(86,930,924)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $49,748)	112,608,656
Assets and liabilities in foreign currencies	(854)
Total change in net unrealized appreciation (depreciation)		112,607,802
Net gain (loss)		25,676,878
Net increase (decrease) in net assets resulting from operations		$29,784,112

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,107,234	$4,795,973
Net realized gain (loss)	(86,930,924)	(5,822,055)
Change in net unrealized appreciation (depreciation)	112,607,802	(72,689,969)
Net increase (decrease) in net assets resulting from operations	29,784,112	(73,716,051)
Distributions to shareholders	(4,520,020)	(6,015,518)
Share transactions
Proceeds from sales of shares	119,747,809	141,880,695
Reinvestment of distributions	4,308,576	5,281,203
Cost of shares redeemed	(171,966,676)	(176,063,968)
Net increase (decrease) in net assets resulting from share transactions	(47,910,291)	(28,902,070)
Total increase (decrease) in net assets	(22,646,199)	(108,633,639)
Net Assets
Beginning of period	315,533,219	424,166,858
End of period	$292,887,020	$315,533,219
Other Information
Shares
Sold	6,708,913	5,678,652
Issued in reinvestment of distributions	210,950	202,237
Redeemed	(9,621,746)	(7,159,749)
Net increase (decrease)	(2,701,883)	(1,278,860)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Natural Resources Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.59	$25.55	$27.51	$29.13	$21.80
Income from Investment Operations
Net investment income (loss)B	.30	.30	.29	.43C	.10
Net realized and unrealized gain (loss)	2.69	(4.88)	(1.97)	(1.64)	7.42
Total from investment operations	2.99	(4.58)	(1.68)	(1.21)	7.52
Distributions from net investment income	(.37)	(.30)	(.28)	(.39)	(.11)
Distributions from net realized gain	–	(.08)	–D	(.02)	(.08)
Total distributions	(.37)	(.38)	(.28)	(.41)	(.19)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$23.21	$20.59	$25.55	$27.51	$29.13
Total ReturnE	14.76%	(18.25)%	(6.06)%	(4.16)%	34.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%	.84%	.81%	.83%	.84%
Expenses net of fee waivers, if any	.89%	.84%	.81%	.83%	.84%
Expenses net of all reductions	.88%	.84%	.80%	.82%	.83%
Net investment income (loss)	1.62%	1.18%	1.02%	1.54%C	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$292,887	$315,533	$424,167	$910,733	$912,090
Portfolio turnover rateH	90%	8%	26%	78%	84%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.31 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Natural Resources Portfolio may also invest in certain precious metals.

In April 2021, the Board of Trustees approved a change in the name of Natural Resources Portfolio to Fidelity Natural Resources Fund effective May 1, 2021.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Energy Portfolio	$222,196
Energy Service Portfolio	76,165
Natural Gas Portfolio	55,379
Natural Resources Portfolio	87,162

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Energy Portfolio	$887,884,351	$177,022,039	$(85,823,981)	$91,198,058
Energy Service Portfolio	315,312,271	63,775,262	(83,537,944)	(19,762,682)
Natural Gas Portfolio	109,033,056	21,159,523	(12,493,456)	8,666,067
Natural Resources Portfolio	257,692,338	48,408,773	(11,997,050)	36,411,723

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$8,868,824	$(545,757,582)	$82,660,244
Energy Service Portfolio	6,220,102	(309,513,871)	(25,814,067)
Natural Gas Portfolio	2,783,018	(425,612,977)	7,362,188
Natural Resources Portfolio	–	(302,154,374)	36,411,684

Natural Resources Portfolio intends to elect to defer to its next fiscal year $1,258,378 of ordinary losses recognized during the period January 1, 2021 to February 28, 2021.

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Energy Portfolio	$(318,163,884)	$(227,593,698)	$(545,757,582)
Energy Service Portfolio	(61,356,240)	(248,157,631)	(309,513,871)
Natural Gas Portfolio	(90,706,831)	(334,906,146)	(425,612,977)
Natural Resources Portfolio	(94,745,607)	(207,408,767)	(302,154,374)

The tax character of distributions paid was as follows:

February 28, 2021
	Ordinary Income	Total
Energy Portfolio	$24,866,401	$24,866,401
Energy Service Portfolio	3,350,025	3,350,025
Natural Gas Portfolio	2,175,969	2,175,969
Natural Resources Portfolio	4,520,020	4,520,020

February 29,2020
	Ordinary Income	Total
Energy Portfolio	$17,018,375	$17,018,375
Energy Service Portfolio	4,506,594	4,506,594
Natural Gas Portfolio	1,660,041	1,660,041
Natural Resources Portfolio	6,015,518	6,015,518

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	392,749,194	211,428,820
Energy Service Portfolio	136,046,535	60,691,165
Natural Gas Portfolio	127,585,912	116,079,542
Natural Resources Portfolio	227,902,139	274,163,820

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.23%	.53%
Energy Service Portfolio	.30%	.23%	.53%
Natural Gas Portfolio	.30%	.23%	.53%
Natural Resources Portfolio	.30%	.23%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.25%
Energy Service Portfolio	.27%
Natural Gas Portfolio	.27%
Natural Resources Portfolio	.27%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Energy Portfolio	.04
Energy Service Portfolio	.04
Natural Gas Portfolio	.04
Natural Resources Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$23,004
Energy Service Portfolio	18,213
Natural Gas Portfolio	6,807
Natural Resources Portfolio	7,252

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$6,057,000.33%		$164
Natural Resources Portfolio	Borrower	$6,770,067.52%		$1,463

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	36,807,993	11,173,133
Energy Service Portfolio	3,992,142	3,031,734
Natural Gas Portfolio	6,518,516	6,637,438
Natural Resources Portfolio	10,125,402	14,807,292

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 1,155,173 shares of the Energy Portfolio were redeemed in-kind for investments and cash with a value of $37,704,833. Energy Portfolio had a net realized gain of $6,179,274 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. Energy Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Energy Portfolio	$1,568
Energy Service Portfolio	353
Natural Gas Portfolio	225
Natural Resources Portfolio	635

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Energy Portfolio	$4,986	$–	$–
Energy Service Portfolio	$10,462	$1,562	$–
Natural Gas Portfolio	$766	$–	$–
Natural Resources Portfolio	$1,484	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Custodian credits
Energy Portfolio	$69,692	$170
Energy Service Portfolio	24,726	–
Natural Gas Portfolio	21,985	–
Natural Resources Portfolio	15,522	–

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Energy Portfolio	$2,925
Energy Service Portfolio	709
Natural Gas Portfolio	452
Natural Resources Portfolio	1,203

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (four of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Energy Portfolio	.83%
Actual		$1,000.00	$1,404.50	$4.95
Hypothetical-C		$1,000.00	$1,020.68	$4.16
Energy Service Portfolio	.88%
Actual		$1,000.00	$1,649.00	$5.78
Hypothetical-C		$1,000.00	$1,020.43	$4.41
Natural Gas Portfolio	.93%
Actual		$1,000.00	$1,281.00	$5.26
Hypothetical-C		$1,000.00	$1,020.18	$4.66
Natural Resources Portfolio	.87%
Actual		$1,000.00	$1,223.90	$4.80
Hypothetical-C		$1,000.00	$1,020.48	$4.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2020	December 2020
Energy Portfolio	100%	96%
Energy Service Portfolio	58%	63%
Natural Gas Portfolio	99%	66%
Natural Resources Portfolio	100%	89%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2020	December 2020
Energy Portfolio	100%	100%
Energy Service Portfolio	100%	85%
Natural Gas Portfolio	100%	100%
Natural Resources Portfolio	100%	100%

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Energy Portfolio
Energy Service Portfolio
Natural Gas Portfolio
Natural Resources Portfolio

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,463,705,305.665	92.437
Withheld	2,655,951,104.308	7.563
TOTAL	35,119,656,409.973	100.000
Donald F. Donahue
Affirmative	32,446,843,861.354	92.389
Withheld	2,672,812,548.619	7.611
TOTAL	35,119,656,409.973	100.000
Bettina Doulton
Affirmative	32,610,463,757.584	92.855
Withheld	2,509,192,652.389	7.145
TOTAL	35,119,656,409.973	100.000
Vicki L. Fuller
Affirmative	32,688,213,522.720	93.077
Withheld	2,431,442,887.253	6.923
TOTAL	35,119,656,409.973	100.000
Patricia L. Kampling
Affirmative	32,313,755,598.535	92.010
Withheld	2,805,900,811.438	7.990
TOTAL	35,119,656,409.973	100.000
Alan J. Lacy
Affirmative	31,990,158,754.948	91.089
Withheld	3,129,497,655.026	8.911
TOTAL	35,119,656,409.973	100.000
Ned C. Lautenbach
Affirmative	32,043,019,991.143	91.240
Withheld	3,076,636,418.830	8.760
TOTAL	35,119,656,409.973	100.000
Robert A. Lawrence
Affirmative	32,150,842,398.009	91.547
Withheld	2,968,814,011.965	8.453
TOTAL	35,119,656,409.973	100.000
Joseph Mauriello
Affirmative	32,082,201,213.166	91.351
Withheld	3,037,455,196.807	8.649
TOTAL	35,119,656,409.973	100.000
Cornelia M. Small
Affirmative	32,207,976,835.934	91.709
Withheld	2,911,679,574.039	8.291
TOTAL	35,119,656,409.973	100.000
Garnett A. Smith
Affirmative	32,102,654,343.096	91.409
Withheld	3,017,002,066.877	8.591
TOTAL	35,119,656,409.973	100.000
David M. Thomas
Affirmative	32,150,749,424.556	91.546
Withheld	2,968,906,985.418	8.454
TOTAL	35,119,656,409.973	100.000
Susan Tomasky
Affirmative	32,381,933,484.515	92.205
Withheld	2,737,722,925.459	7.795
TOTAL	35,119,656,409.973	100.000
Michael E. Wiley
Affirmative	32,135,064,741.973	91.502
Withheld	2,984,591,668.000	8.498
TOTAL	35,119,656,409.973	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELNR-ANN-0421
1.813649.116

Fidelity® Select Portfolios®
Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 28, 2021

Contents

Note to Shareholders
Banking Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Brokerage and Investment Management Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Finance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Financial Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Insurance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	25.90%	14.15%	9.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,762	Banking Portfolio
$35,259	S&P 500® Index

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Matthew Reed:  For the fiscal year ending February 28, 2021, the fund gained 25.90%, trailing the 29.41% advance of the MSCI US IMI Banks 5% Capped Linked Index, as well as the broad-based S&P 500® index. The largest detractor from performance versus the industry index was stock picking and an overweighting in diversified banks. Weak security selection among thrifts & mortgage finance firms and asset management & custody banks also hurt. The fund's biggest individual relative detractor was an overweighting in Wells Fargo, which returned about -9% the past 12 months and was among our largest holdings. Further hampering relative performance this period was not owning SVB Financial Group, an index component that gained 143%. Another key detractor was the portfolio’s non-index position in Bank of New York Mellon (+11%), a holding we established this period. Conversely, the top contributor to performance versus the industry index was security selection in consumer finance. A notable underweighting among thrifts & mortgage finance companies, along with investment choices in regional banks, also boosted the fund's relative result. The biggest individual relative contributor was an outsized stake in East West Bancorp, which gained 94% the past 12 months. The company was among the fund's biggest holdings as of February 28. Also boosting value was our overweighting in Signature Bank, which gained 78%. Adding further value versus the index was our overweighting in Truist Financial (+7%), a position not held at period end. Notable changes in positioning include increased exposure to thrifts & mortgage finance stocks and a lower allocation to consumer finance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Banking Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Bank of America Corp.	6.4
PNC Financial Services Group, Inc.	5.8
U.S. Bancorp	5.7
Wells Fargo & Co.	5.3
Citigroup, Inc.	4.9
M&T Bank Corp.	3.3
First Horizon National Corp.	3.2
Huntington Bancshares, Inc.	3.0
East West Bancorp, Inc.	2.9
KeyCorp	2.8
43.3

Top Industries (% of fund's net assets)

As of February 28, 2021
Banks	83.6%
Thrifts & Mortgage Finance	7.2%
Consumer Finance	4.4%
Capital Markets	3.8%
IT Services	0.3%
All Others*	0.7%

* Includes short-term investments and net other assets (liabilities).

Banking Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Banks - 83.6%
Diversified Banks - 22.3%
Bank of America Corp.	993,176	$34,473,138
Citigroup, Inc.	402,200	26,496,936
U.S. Bancorp	610,500	30,525,000
Wells Fargo & Co.	788,692	28,526,990
		120,022,064
Regional Banks - 61.3%
1st Source Corp.	134,660	5,974,864
Amalgamated Bank	40,100	704,156
American National Bankshares, Inc.	150,024	4,650,744
Ameris Bancorp	115,360	5,495,750
Associated Banc-Corp.	566,100	11,406,915
Bank OZK	251,700	10,375,074
BayCom Corp. (a)	49,682	849,065
BOK Financial Corp.	157,300	13,537,238
Cadence Bancorp Class A	542,228	11,126,519
Camden National Corp.	9,632	390,385
Comerica, Inc.	141,500	9,636,150
Community Trust Bancorp, Inc.	129,268	5,281,890
ConnectOne Bancorp, Inc.	92,300	2,144,129
Cullen/Frost Bankers, Inc.	12,500	1,305,000
East West Bancorp, Inc.	214,800	15,499,968
Eastern Bankshares, Inc.	128,600	2,264,646
First Citizens Bancshares, Inc.	1,600	1,180,624
First Horizon National Corp.	1,059,500	17,163,900
First Interstate Bancsystem, Inc.	166,500	7,562,430
First Midwest Bancorp, Inc., Delaware	282,300	5,583,894
Great Western Bancorp, Inc.	368,262	9,880,469
Heartland Financial U.S.A., Inc.	173,200	8,095,368
Hilltop Holdings, Inc.	85,600	2,828,224
Huntington Bancshares, Inc.	1,053,700	16,163,758
KeyCorp	747,600	15,056,664
Lakeland Financial Corp.	80,100	5,522,895
M&T Bank Corp.	115,800	17,478,852
PacWest Bancorp	296,436	10,742,841
Peoples United Financial, Inc.	689,500	12,369,630
PNC Financial Services Group, Inc.	184,500	31,062,420
Preferred Bank, Los Angeles	122,528	7,100,498
Sierra Bancorp	80,000	1,908,000
Signature Bank	65,390	14,277,253
Trico Bancshares	98,887	4,259,063
UMB Financial Corp.	100,166	8,451,005
Univest Corp. of Pennsylvania	191,600	4,818,740
WesBanco, Inc.	252,600	8,153,928
Wintrust Financial Corp.	173,800	12,802,108
Zions Bancorp NA	125,850	6,691,445
		329,796,502

TOTAL BANKS		449,818,566

Capital Markets - 3.8%
Asset Management & Custody Banks - 3.8%
Bank of New York Mellon Corp.	212,300	8,950,568
Northern Trust Corp.	29,200	2,777,796
State Street Corp.	116,700	8,492,259
		20,220,623
Consumer Finance - 4.4%
Consumer Finance - 4.4%
Capital One Financial Corp.	117,200	14,086,268
Navient Corp.	256,400	3,174,232
OneMain Holdings, Inc.	113,400	5,319,594
SLM Corp.	52,700	832,133
		23,412,227
IT Services - 0.3%
Data Processing & Outsourced Services - 0.3%
Computer Services, Inc.	30,000	1,800,000
Thrifts & Mortgage Finance - 7.2%
Thrifts & Mortgage Finance - 7.2%
Essent Group Ltd.	301,029	12,411,426
MGIC Investment Corp.	1,001,100	12,193,398
NMI Holdings, Inc. (a)	302,002	6,903,766
Radian Group, Inc.	345,836	7,055,054
		38,563,644
TOTAL COMMON STOCKS
(Cost $418,356,274)		533,815,060

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.07% (b)
(Cost $6,125,655)	6,124,430	6,125,655
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $424,481,929)		539,940,715
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,080,993)
NET ASSETS - 100%		$537,859,722

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,106
Fidelity Securities Lending Cash Central Fund	3,386
Total	$6,492

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$533,815,060	$533,815,060	$--	$--
Money Market Funds	6,125,655	6,125,655	--	--
Total Investments in Securities:	$539,940,715	$539,940,715	$--	$--

See accompanying notes which are an integral part of the financial statements.

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $418,356,274)	$533,815,060
Fidelity Central Funds (cost $6,125,655)	6,125,655
Total Investment in Securities (cost $424,481,929)		$539,940,715
Cash		66,812
Receivable for fund shares sold		4,801,129
Dividends receivable		545,702
Distributions receivable from Fidelity Central Funds		75
Prepaid expenses		4,412
Total assets		545,358,845
Liabilities
Payable for investments purchased	$6,370,571
Payable for fund shares redeemed	791,941
Accrued management fee	221,960
Other affiliated payables	80,566
Other payables and accrued expenses	34,085
Total liabilities		7,499,123
Net Assets		$537,859,722
Net Assets consist of:
Paid in capital		$427,185,819
Total accumulated earnings (loss)		110,673,903
Net Assets		$537,859,722
Net Asset Value, offering price and redemption price per share ($537,859,722 ÷ 20,445,701 shares)		$26.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$12,152,019
Income from Fidelity Central Funds (including $3,386 from security lending)		6,492
Total income		12,158,511
Expenses
Management fee	$1,785,917
Transfer agent fees	636,269
Accounting fees	131,128
Custodian fees and expenses	6,371
Independent trustees' fees and expenses	1,852
Registration fees	47,449
Audit	38,270
Legal	1,020
Miscellaneous	9,546
Total expenses before reductions	2,657,822
Expense reductions	(18,645)
Total expenses after reductions		2,639,177
Net investment income (loss)		9,519,334
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,834,835)
Fidelity Central Funds	(458)
Foreign currency transactions	(21)
Total net realized gain (loss)		(3,835,314)
Change in net unrealized appreciation (depreciation) on investment securities		100,101,655
Net gain (loss)		96,266,341
Net increase (decrease) in net assets resulting from operations		$105,785,675

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,519,334	$10,191,695
Net realized gain (loss)	(3,835,314)	39,645,121
Change in net unrealized appreciation (depreciation)	100,101,655	(72,578,685)
Net increase (decrease) in net assets resulting from operations	105,785,675	(22,741,869)
Distributions to shareholders	(30,620,603)	(30,093,044)
Share transactions
Proceeds from sales of shares	280,772,770	121,977,862
Reinvestment of distributions	29,138,501	28,635,030
Cost of shares redeemed	(208,912,791)	(250,731,343)
Net increase (decrease) in net assets resulting from share transactions	100,998,480	(100,118,451)
Total increase (decrease) in net assets	176,163,552	(152,953,364)
Net Assets
Beginning of period	361,696,170	514,649,534
End of period	$537,859,722	$361,696,170
Other Information
Shares
Sold	14,272,458	4,485,997
Issued in reinvestment of distributions	1,749,438	1,050,495
Redeemed	(11,050,997)	(9,539,655)
Net increase (decrease)	4,970,899	(4,003,163)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Banking Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.37	$26.42	$36.82	$33.63	$21.70
Income from Investment Operations
Net investment income (loss)B	.54	.58	.49	.42	.33
Net realized and unrealized gain (loss)	4.32	(1.96)	(3.62)	3.68	11.85
Total from investment operations	4.86	(1.38)	(3.13)	4.10	12.18
Distributions from net investment income	(.55)	(.53)	(.54)	(.33)	(.25)
Distributions from net realized gain	(1.37)	(1.14)	(6.73)	(.58)	–
Total distributions	(1.92)	(1.67)	(7.27)	(.91)	(.25)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$26.31	$23.37	$26.42	$36.82	$33.63
Total ReturnD	25.90%	(6.05)%	(6.57)%	12.31%	56.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.77%	.77%	.77%	.79%
Expenses net of fee waivers, if any	.79%	.77%	.77%	.77%	.79%
Expenses net of all reductions	.79%	.77%	.76%	.77%	.79%
Net investment income (loss)	2.84%	2.21%	1.54%	1.26%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$537,860	$361,696	$514,650	$830,245	$1,261,859
Portfolio turnover rateG	32%	31%	44%	35%	34%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	39.69%	18.72%	10.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,298	Brokerage and Investment Management Portfolio
$35,259	S&P 500® Index

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Charles Ackerman:  For the fiscal year ending February 28, 2021, the fund gained 39.69%, trailing the 40.27% advance of the MSCI US IMI Capital Markets 5% Capped Linked Index, but outperforming the broad-based S&P 500® index. The largest detractor from performance versus the industry index was stock picks in financial exchanges & data. The fund's biggest individual relative detractor was our lighter-than-index stake in Goldman Sachs Group, which gained 62% the past year. Also holding back performance was our outsized stake in Intercontinental Exchange, which gained 25%. Intercontinental Exchange was one of our largest holdings. Also hampering performance was our overweighting in Apollo Global Management, which gained 24%. In contrast, the biggest contributor to performance versus the industry index was an overweighting and security selection in investment banking & brokerage. Also boosting the fund's relative result was an underweighting and stock selection in asset management & custody banks. The fund's biggest individual relative contributor was an outsized stake in LPL Financial Holdings, which gained approximately 68% the past 12 months. The company was among our biggest holdings. Also lifting performance was our overweighting in Morgan Stanley, which gained roughly 76%. Morgan Stanley was the fund's top holding at period end. Another notable relative contributor was an outsized stake in BlackRock (+54%), which was one of the fund's biggest holdings. Notable changes in positioning include a higher allocation to asset management & custody banks and reduced exposure to financial exchanges & data.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Brokerage and Investment Management Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Morgan Stanley	8.5
Charles Schwab Corp.	8.1
BlackRock, Inc. Class A	8.1
Intercontinental Exchange, Inc.	6.2
LPL Financial	5.9
S&P Global, Inc.	5.4
Ameriprise Financial, Inc.	5.0
MSCI, Inc.	4.3
T. Rowe Price Group, Inc.	4.2
Bank of New York Mellon Corp.	4.2
59.9

Top Industries (% of fund's net assets)

As of February 28, 2021
Capital Markets	97.4%
All Others*	2.6%

* Includes short-term investments and net other assets (liabilities).

Brokerage and Investment Management Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Capital Markets - 97.4%
Asset Management & Custody Banks - 35.2%
Affiliated Managers Group, Inc.	12,300	$1,721,631
AllianceBernstein Holding LP	27,000	987,120
Ameriprise Financial, Inc.	96,200	21,283,288
Apollo Global Management LLC Class A	315,200	15,589,792
Ares Management Corp.	37,900	1,970,042
Artisan Partners Asset Management, Inc.	17,100	812,250
Bank of New York Mellon Corp.	425,300	17,930,648
BlackRock, Inc. Class A	49,800	34,586,100
Carlyle Group LP	33,000	1,130,250
Eaton Vance Corp. (non-vtg.)	25,400	1,855,978
Franklin Resources, Inc.	45,000	1,177,650
KKR & Co. LP	203,600	9,276,016
Northern Trust Corp.	70,000	6,659,100
Patria Investments Ltd.	11,500	222,525
State Street Corp.	130,600	9,503,762
T. Rowe Price Group, Inc.	111,900	18,143,466
The Blackstone Group LP	121,200	8,390,676
		151,240,294
Financial Exchanges & Data - 30.9%
Cboe Global Markets, Inc.	66,638	6,594,496
CME Group, Inc.	86,100	17,194,170
Intercontinental Exchange, Inc.	241,200	26,606,772
MarketAxess Holdings, Inc.	16,300	9,061,822
Moody's Corp.	47,500	13,057,275
MSCI, Inc.	44,700	18,529,044
NASDAQ, Inc.	127,900	17,687,291
Open Lending Corp. (a)	22,300	852,752
S&P Global, Inc.	70,200	23,121,072
		132,704,694
Investment Banking & Brokerage - 31.3%
BGC Partners, Inc. Class A	400,800	1,795,584
Charles Schwab Corp.	565,561	34,906,425
Goldman Sachs Group, Inc.	44,200	14,121,016
LPL Financial	192,600	25,334,604
Moelis & Co. Class A	54,600	2,819,544
Morgan Stanley	471,901	36,275,030
PJT Partners, Inc.	82,912	5,780,625
Raymond James Financial, Inc.	74,100	8,650,434
Virtu Financial, Inc. Class A	163,600	4,461,372
		134,144,634
TOTAL COMMON STOCK
(Cost $239,347,972)		418,089,622

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.07% (b)
(Cost $10,744,136)	10,741,988	10,744,136
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $250,092,108)		428,833,758
NET OTHER ASSETS (LIABILITIES) - 0.1%		486,406
NET ASSETS - 100%		$429,320,164

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,325
Fidelity Securities Lending Cash Central Fund	1,678
Total	$5,003

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$418,089,622	$418,089,622	$--	$--
Money Market Funds	10,744,136	10,744,136	--	--
Total Investments in Securities:	$428,833,758	$428,833,758	$--	$--

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $239,347,972)	$418,089,622
Fidelity Central Funds (cost $10,744,136)	10,744,136
Total Investment in Securities (cost $250,092,108)		$428,833,758
Cash		2,457
Receivable for fund shares sold		802,200
Dividends receivable		261,049
Distributions receivable from Fidelity Central Funds		581
Prepaid expenses		2,585
Other receivables		52,788
Total assets		429,955,418
Liabilities
Payable for fund shares redeemed	$298,101
Accrued management fee	186,126
Transfer agent fee payable	52,998
Trustees fee payable	52,787
Other affiliated payables	13,741
Other payables and accrued expenses	31,501
Total liabilities		635,254
Net Assets		$429,320,164
Net Assets consist of:
Paid in capital		$246,934,307
Total accumulated earnings (loss)		182,385,857
Net Assets		$429,320,164
Net Asset Value, offering price and redemption price per share ($429,320,164 ÷ 4,251,214 shares)		$100.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$6,359,153
Income from Fidelity Central Funds (including $1,678 from security lending)		5,003
Total income		6,364,156
Expenses
Management fee	$1,782,798
Transfer agent fees	557,772
Accounting fees	130,916
Custodian fees and expenses	3,467
Independent trustees' fees and expenses	1,810
Registration fees	24,980
Audit	38,477
Legal	370
Miscellaneous	6,725
Total expenses before reductions	2,547,315
Expense reductions	(2,454)
Total expenses after reductions		2,544,861
Net investment income (loss)		3,819,295
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,729,033
Fidelity Central Funds	(258)
Total net realized gain (loss)		7,728,775
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	105,204,642
Assets and liabilities in foreign currencies	2,477
Total change in net unrealized appreciation (depreciation)		105,207,119
Net gain (loss)		112,935,894
Net increase (decrease) in net assets resulting from operations		$116,755,189

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,819,295	$4,319,475
Net realized gain (loss)	7,728,775	11,001,402
Change in net unrealized appreciation (depreciation)	105,207,119	13,075,301
Net increase (decrease) in net assets resulting from operations	116,755,189	28,396,178
Distributions to shareholders	(11,912,054)	(14,519,767)
Share transactions
Proceeds from sales of shares	84,488,611	27,899,331
Reinvestment of distributions	11,152,814	13,537,015
Cost of shares redeemed	(80,252,501)	(73,352,343)
Net increase (decrease) in net assets resulting from share transactions	15,388,924	(31,915,997)
Total increase (decrease) in net assets	120,232,059	(18,039,586)
Net Assets
Beginning of period	309,088,105	327,127,691
End of period	$429,320,164	$309,088,105
Other Information
Shares
Sold	981,489	356,153
Issued in reinvestment of distributions	139,657	175,977
Redeemed	(991,927)	(972,124)
Net increase (decrease)	129,219	(439,994)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Brokerage and Investment Management Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$74.99	$71.71	$84.47	$71.13	$54.65
Income from Investment Operations
Net investment income (loss)B	.93	1.01	.77	1.15	.89
Net realized and unrealized gain (loss)	28.01	5.70	(7.60)	17.88	16.44
Total from investment operations	28.94	6.71	(6.83)	19.03	17.33
Distributions from net investment income	(1.06)	(.98)	(.96)	(.82)	(.83)
Distributions from net realized gain	(1.88)	(2.45)	(4.96)	(4.87)	(.01)
Total distributions	(2.94)	(3.43)	(5.93)C	(5.69)	(.85)C
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$100.99	$74.99	$71.71	$84.47	$71.13
Total ReturnE	39.69%	9.28%	(8.04)%	27.51%	31.76%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.78%	.79%	.82%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.79%	.82%
Expenses net of all reductions	.76%	.77%	.77%	.78%	.80%
Net investment income (loss)	1.14%	1.33%	1.01%	1.49%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$429,320	$309,088	$327,128	$461,981	$405,283
Portfolio turnover rateH	11%	9%	30%	75%	146%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Consumer Finance Portfolio	21.94%	16.08%	12.44%

 Prior to December 1, 2010, the fund was named Home Finance Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,287	Consumer Finance Portfolio
$35,259	S&P 500® Index

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Chuck Culp:  For the fiscal year ending February 28, 2021, the fund gained 21.94%, outperforming the 19.08% advance of the S&P Consumer Finance Index (Gross), but underperforming the broad-based S&P 500® index. Security selection in the consumer finance and regional banks groups gave the biggest boost to performance versus the industry index An overweighting in data processing & outsourced services also aided the fund's relative result. A non-index stake in Signature Bank (+79%) was the fund's biggest individual relative contributor. Avoiding Chimera Investment, an index component that returned about -33%, also helped, as did our out-of-index position in PayPal Holdings (+141%); we decreased exposure to PayPal the past 12 months. Conversely, stock selection in mortgage REITs (real estate investment trusts) hurt performance versus the industry index. Underexposure to Mr. Cooper Group, a new addition this period, was the fund's largest individual relative detractor. Within the industry index, the stock rose 145% this period. Our underweighting in Axos Financial, which gained 86% within the industry index, also hurt; Axos Financial was not in the fund at period end. Further hindering performance was our overweighting in MFA Financial (-41%). Notable changes in positioning include increased exposure to thrifts & mortgage finance and consumer finance and lower allocations to data processing & outsourced services and mortgage REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Finance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Capital One Financial Corp.	8.0
Ally Financial, Inc.	7.2
AGNC Investment Corp.	6.7
Synchrony Financial	6.4
American Express Co.	6.0
MasterCard, Inc. Class A	5.2
Visa, Inc. Class A	4.8
OneMain Holdings, Inc.	4.8
Discover Financial Services	4.8
MGIC Investment Corp.	4.0
57.9

Top Industries (% of fund's net assets)

As of February 28, 2021
Consumer Finance	49.8%
Thrifts & Mortgage Finance	15.3%
IT Services	14.4%
Mortgage Real Estate Investment Trusts	13.9%
Banks	4.8%
All Others*	1.8%

* Includes short-term investments and net other assets (liabilities).

Consumer Finance Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Banks - 4.8%
Diversified Banks - 0.6%
Wells Fargo & Co.	25,100	$907,867
Regional Banks - 4.2%
Huntington Bancshares, Inc.	89,300	1,369,862
Signature Bank	21,600	4,716,144
		6,086,006

TOTAL BANKS		6,993,873

Consumer Finance - 49.8%
Consumer Finance - 49.8%
Ally Financial, Inc.	252,000	10,458,000
American Express Co.	64,400	8,710,744
Capital One Financial Corp.	96,200	11,562,277
Credit Acceptance Corp. (a)(b)	8,175	2,967,689
Discover Financial Services	73,600	6,923,552
First Cash Financial Services, Inc.	39,011	2,470,177
Navient Corp.	258,400	3,198,992
OneMain Holdings, Inc.	149,219	6,999,863
Santander Consumer U.S.A. Holdings, Inc.	182,700	4,567,500
SLM Corp.	317,500	5,013,325
Synchrony Financial	240,410	9,299,059
		72,171,178
Entertainment - 0.2%
Interactive Home Entertainment - 0.2%
Sea Ltd. ADR (a)	1,300	306,397
Insurance - 0.5%
Multi-Line Insurance - 0.5%
Assurant, Inc.	5,300	653,066
Internet & Direct Marketing Retail - 0.2%
Internet & Direct Marketing Retail - 0.2%
MercadoLibre, Inc. (a)	200	327,622
IT Services - 14.4%
Data Processing & Outsourced Services - 14.4%
Black Knight, Inc. (a)	12,600	966,294
Fidelity National Information Services, Inc.	9,110	1,257,180
Global Payments, Inc.	9,369	1,854,968
Jack Henry & Associates, Inc.	4,400	653,136
MasterCard, Inc. Class A	21,350	7,554,698
Nuvei Corp. (a)(c)	1,600	83,280
PayPal Holdings, Inc. (a)	3,800	987,430
Repay Holdings Corp. (a)	18,400	401,120
Visa, Inc. Class A	33,036	7,016,516
		20,774,622
Mortgage Real Estate Investment Trusts - 13.9%
Mortgage REITs - 13.9%
AGNC Investment Corp.	609,400	9,768,682
Annaly Capital Management, Inc.	229,015	1,903,115
MFA Financial, Inc.	422,200	1,697,244
New Residential Investment Corp.	389,150	4,000,462
Redwood Trust, Inc.	274,000	2,696,160
		20,065,663
Professional Services - 0.3%
Research & Consulting Services - 0.3%
Equifax, Inc.	2,600	420,888
Software - 0.2%
Application Software - 0.2%
BTRS Holdings, Inc. (d)	20,000	338,000
Thrifts & Mortgage Finance - 15.3%
Thrifts & Mortgage Finance - 15.3%
Essent Group Ltd.	19,200	791,616
Meta Financial Group, Inc.	33,100	1,465,999
MGIC Investment Corp.	471,828	5,746,865
Mr. Cooper Group, Inc. (a)(b)	63,000	1,981,350
New York Community Bancorp, Inc.	17,500	213,675
NMI Holdings, Inc. (a)	12,500	285,750
Pennymac Financial Services, Inc.	64,900	3,842,729
TFS Financial Corp.	74,300	1,451,079
Washington Federal, Inc.	104,700	3,164,034
WSFS Financial Corp.	61,300	3,257,482
		22,200,579
TOTAL COMMON STOCKS
(Cost $98,329,321)		144,251,888

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.07% (e)	355,334	355,405
Fidelity Securities Lending Cash Central Fund 0.08% (e)(f)	3,320,036	3,320,368
TOTAL MONEY MARKET FUNDS
(Cost $3,675,773)		3,675,773
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $102,005,094)		147,927,661
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(3,047,546)
NET ASSETS - 100%		$144,880,115

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $83,280 or 0.1% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $338,000 or 0.2% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
BTRS Holdings, Inc.	1/12/21	$200,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,838
Fidelity Securities Lending Cash Central Fund	10,636
Total	$12,474

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$144,251,888	$144,251,888	$--	$--
Money Market Funds	3,675,773	3,675,773	--	--
Total Investments in Securities:	$147,927,661	$147,927,661	$--	$--

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $3,298,009) — See accompanying schedule: Unaffiliated issuers (cost $98,329,321)	$144,251,888
Fidelity Central Funds (cost $3,675,773)	3,675,773
Total Investment in Securities (cost $102,005,094)		$147,927,661
Cash		6,086
Receivable for investments sold		72,966
Receivable for fund shares sold		721,915
Dividends receivable		188,115
Distributions receivable from Fidelity Central Funds		589
Prepaid expenses		619
Other receivables		718
Total assets		148,918,669
Liabilities
Payable for investments purchased	$435,831
Payable for fund shares redeemed	159,019
Accrued management fee	62,532
Other affiliated payables	29,368
Other payables and accrued expenses	32,279
Collateral on securities loaned	3,319,525
Total liabilities		4,038,554
Net Assets		$144,880,115
Net Assets consist of:
Paid in capital		$100,968,166
Total accumulated earnings (loss)		43,911,949
Net Assets		$144,880,115
Net Asset Value, offering price and redemption price per share ($144,880,115 ÷ 7,481,484 shares)		$19.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$3,165,895
Special dividends		517,017
Income from Fidelity Central Funds (including $10,636 from security lending)		12,474
Total income		3,695,386
Expenses
Management fee	$606,588
Transfer agent fees	287,289
Accounting fees	44,534
Custodian fees and expenses	5,357
Independent trustees' fees and expenses	666
Registration fees	32,080
Audit	38,273
Legal	2,602
Miscellaneous	4,724
Total expenses before reductions	1,022,113
Expense reductions	(7,127)
Total expenses after reductions		1,014,986
Net investment income (loss)		2,680,400
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,771,187)
Fidelity Central Funds	755
Foreign currency transactions	(51)
Total net realized gain (loss)		(1,770,483)
Change in net unrealized appreciation (depreciation) on investment securities		19,426,786
Net gain (loss)		17,656,303
Net increase (decrease) in net assets resulting from operations		$20,336,703

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,680,400	$3,451,870
Net realized gain (loss)	(1,770,483)	(62,773)
Change in net unrealized appreciation (depreciation)	19,426,786	782,674
Net increase (decrease) in net assets resulting from operations	20,336,703	4,171,771
Distributions to shareholders	(2,613,470)	(2,870,396)
Share transactions
Proceeds from sales of shares	60,803,718	141,915,304
Reinvestment of distributions	2,390,791	2,749,682
Cost of shares redeemed	(84,284,960)	(100,053,055)
Net increase (decrease) in net assets resulting from share transactions	(21,090,451)	44,611,931
Total increase (decrease) in net assets	(3,367,218)	45,913,306
Net Assets
Beginning of period	148,247,333	102,334,027
End of period	$144,880,115	$148,247,333
Other Information
Shares
Sold	4,293,129	8,358,702
Issued in reinvestment of distributions	153,801	154,483
Redeemed	(6,098,211)	(5,856,956)
Net increase (decrease)	(1,651,281)	2,656,229

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Finance Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.23	$15.80	$16.29	$14.02	$10.94
Income from Investment Operations
Net investment income (loss)B	.34C	.39	.24	.20	.21
Net realized and unrealized gain (loss)	3.14	.35	.43	2.33D	3.38
Total from investment operations	3.48	.74	.67	2.53	3.59
Distributions from net investment income	(.34)	(.31)	(.20)	(.26)	(.23)
Distributions from net realized gain	–	(.01)	(.95)	–	(.28)
Total distributions	(.34)	(.31)E	(1.16)E	(.26)	(.51)
Redemption fees added to paid in capitalB	–	–	–	–F	–F
Net asset value, end of period	$19.37	$16.23	$15.80	$16.29	$14.02
Total ReturnG	21.94%	4.54%	4.83%	18.07%D	33.57%
Ratios to Average Net AssetsH,I
Expenses before reductions	.89%	.86%	.87%	.90%	.94%
Expenses net of fee waivers, if any	.89%	.86%	.87%	.89%	.94%
Expenses net of all reductions	.89%	.85%	.86%	.89%	.93%
Net investment income (loss)	2.35%C	2.29%	1.57%	1.38%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$144,880	$148,247	$102,334	$104,105	$101,823
Portfolio turnover rateJ	25%	20%	32%	81%	44%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.89%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.28 per share. Excluding these litigation proceeds, the total return would have been 16.18%.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	27.89%	15.21%	9.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,720	Financial Services Portfolio
$35,259	S&P 500® Index

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Matthew Reed:  For the fiscal year ending February 28, 2021, the fund gained 27.89%, outperforming the 24.94% increase in the MSCI US IMI Financials 5% Capped Linked Index, but underperforming the broad-based S&P 500® index. The primary contributor to performance versus the sector index was security selection and an overweighting in consumer finance. Also bolstering the fund's relative result was an underweighting in multi-sector holdings and mortgage REITs. The fund's largest individual relative contributor was our lighter-than-index stake in Berkshire Hathaway, which gained roughly 17% the past 12 months and was no longer held at period end. Also lifting performance was our outsized stake in Morgan Stanley, which gained about 76% and was among the portfolio’s largest holdings. Another notable relative contributor was an overweight position in Discover Financial Services (+136%), which was sold prior to February 28. Conversely, the primary detractor from performance versus the sector index was our stock picking among diversified banks. The biggest individual relative detractor was an overweight position in CBOE Global Markets (-12%), one of the fund's biggest holdings this period. Also pressuring the fund’s relative return was an overweighting in Wells Fargo (-8%), which was another of the fund's largest holdings. Further detracting was our out-of-index stake in Equifax (+13%), a position we established this period. Notable changes in positioning include increased exposure to consumer finance stocks and a lower allocation to investment banking & brokerage firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Financial Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Citigroup, Inc.	5.6
Wells Fargo & Co.	5.5
Bank of America Corp.	5.2
Morgan Stanley	4.8
American Express Co.	4.4
Capital One Financial Corp.	4.1
The Travelers Companies, Inc.	4.1
PNC Financial Services Group, Inc.	2.8
U.S. Bancorp	2.6
Bank of New York Mellon Corp.	2.3
41.4

Top Industries (% of fund's net assets)

As of February 28, 2021
Banks	36.9%
Insurance	24.5%
Capital Markets	19.0%
Consumer Finance	10.6%
Thrifts & Mortgage Finance	4.0%
All Others*	5.0%

* Includes short-term investments and net other assets (liabilities).

Financial Services Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Banks - 36.9%
Diversified Banks - 18.9%
Bank of America Corp.	909,100	$31,554,861
Citigroup, Inc.	509,500	33,565,860
U.S. Bancorp	316,600	15,830,000
Wells Fargo & Co.	917,490	33,185,613
		114,136,334
Regional Banks - 18.0%
Ameris Bancorp	74,300	3,539,652
Associated Banc-Corp.	92,900	1,871,935
Bank OZK	158,100	6,516,882
BOK Financial Corp.	45,600	3,924,336
Cadence Bancorp Class A	254,400	5,220,288
East West Bancorp, Inc.	60,900	4,394,544
First Horizon National Corp.	493,000	7,986,600
First Interstate Bancsystem, Inc.	75,400	3,424,668
Great Western Bancorp, Inc.	81,700	2,192,011
Huntington Bancshares, Inc.	737,200	11,308,648
KeyCorp	276,100	5,560,654
M&T Bank Corp.	60,900	9,192,246
PacWest Bancorp	40,200	1,456,848
Peoples United Financial, Inc.	202,200	3,627,468
PNC Financial Services Group, Inc.	101,400	17,071,704
Signature Bank	48,200	10,523,988
WesBanco, Inc.	111,300	3,592,764
Wintrust Financial Corp.	106,900	7,874,254
		109,279,490

TOTAL BANKS		223,415,824

Capital Markets - 19.0%
Asset Management & Custody Banks - 9.7%
Affiliated Managers Group, Inc.	51,400	7,194,458
AllianceBernstein Holding LP	203,773	7,449,941
Bank of New York Mellon Corp.	337,600	14,233,216
Brookfield Asset Management, Inc. Class A	209,500	8,453,325
Carlyle Group LP	209,900	7,189,075
Northern Trust Corp.	37,300	3,548,349
State Street Corp.	148,700	10,820,899
		58,889,263
Financial Exchanges & Data - 1.8%
Cboe Global Markets, Inc.	107,600	10,648,096
Investment Banking & Brokerage - 7.5%
Lazard Ltd. Class A	109,900	4,252,031
Morgan Stanley	384,000	29,518,080
Raymond James Financial, Inc.	67,100	7,833,254
Virtu Financial, Inc. Class A	150,200	4,095,954
		45,699,319

TOTAL CAPITAL MARKETS		115,236,678

Consumer Finance - 10.6%
Consumer Finance - 10.6%
American Express Co.	195,300	26,416,278
Capital One Financial Corp.	209,000	25,119,710
Navient Corp.	355,000	4,394,900
OneMain Holdings, Inc.	155,300	7,285,123
SLM Corp.	73,100	1,154,249
		64,370,260
Diversified Financial Services - 1.0%
Multi-Sector Holdings - 1.0%
Cannae Holdings, Inc. (a)	158,190	5,908,397
Insurance - 24.5%
Insurance Brokers - 3.6%
Arthur J. Gallagher & Co.	98,800	11,836,240
Willis Towers Watson PLC	45,869	10,120,536
		21,956,776
Life & Health Insurance - 3.2%
CNO Financial Group, Inc.	225,000	5,413,500
MetLife, Inc.	172,900	9,959,040
Primerica, Inc.	27,300	3,855,579
		19,228,119
Multi-Line Insurance - 5.6%
American Financial Group, Inc.	87,600	9,346,920
American International Group, Inc.	251,100	11,035,845
Assurant, Inc.	55,100	6,789,422
Hartford Financial Services Group, Inc.	130,400	6,609,976
		33,782,163
Property & Casualty Insurance - 9.5%
Chubb Ltd.	59,600	9,689,768
First American Financial Corp.	141,700	7,444,918
Hiscox Ltd. (a)	432,200	5,684,211
Kemper Corp.	59,600	4,506,952
Old Republic International Corp.	269,000	5,199,770
The Travelers Companies, Inc.	170,200	24,764,100
		57,289,719
Reinsurance - 2.6%
Reinsurance Group of America, Inc.	89,100	10,890,693
RenaissanceRe Holdings Ltd.	30,700	5,126,286
		16,016,979

TOTAL INSURANCE		148,273,756

IT Services - 2.2%
Data Processing & Outsourced Services - 2.2%
Computer Services, Inc.	32,281	1,936,860
Fidelity National Information Services, Inc.	38,900	5,368,200
Visa, Inc. Class A	28,900	6,138,071
		13,443,131
Professional Services - 1.3%
Research & Consulting Services - 1.3%
Dun & Bradstreet Holdings, Inc. (a)	82,100	1,794,706
Equifax, Inc.	39,300	6,361,884
		8,156,590
Thrifts & Mortgage Finance - 4.0%
Thrifts & Mortgage Finance - 4.0%
Essent Group Ltd.	173,300	7,145,159
MGIC Investment Corp.	823,000	10,024,140
NMI Holdings, Inc. (a)	261,300	5,973,318
Radian Group, Inc.	59,700	1,217,880
		24,360,497
TOTAL COMMON STOCKS
(Cost $464,634,876)		603,165,133

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.07% (b)
(Cost $3,527,615)	3,526,910	3,527,615
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $468,162,491)		606,692,748
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(645,046)
NET ASSETS - 100%		$606,047,702

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,054
Fidelity Securities Lending Cash Central Fund	1,887
Total	$4,941

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$603,165,133	$603,165,133	$--	$--
Money Market Funds	3,527,615	3,527,615	--	--
Total Investments in Securities:	$606,692,748	$606,692,748	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $464,634,876)	$603,165,133
Fidelity Central Funds (cost $3,527,615)	3,527,615
Total Investment in Securities (cost $468,162,491)		$606,692,748
Receivable for fund shares sold		2,739,948
Dividends receivable		942,227
Distributions receivable from Fidelity Central Funds		105
Prepaid expenses		6,881
Other receivables		5,949
Total assets		610,387,858
Liabilities
Payable for investments purchased	$3,641,115
Payable for fund shares redeemed	316,246
Accrued management fee	257,473
Other affiliated payables	91,068
Other payables and accrued expenses	34,254
Total liabilities		4,340,156
Net Assets		$606,047,702
Net Assets consist of:
Paid in capital		$470,265,325
Total accumulated earnings (loss)		135,782,377
Net Assets		$606,047,702
Net Asset Value, offering price and redemption price per share ($606,047,702 ÷ 53,827,854 shares)		$11.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$13,628,767
Income from Fidelity Central Funds (including $1,887 from security lending)		4,941
Total income		13,633,708
Expenses
Management fee	$2,320,117
Transfer agent fees	782,802
Accounting fees	169,042
Custodian fees and expenses	9,344
Independent trustees' fees and expenses	2,437
Registration fees	38,820
Audit	41,556
Legal	1,788
Interest	64
Miscellaneous	11,542
Total expenses before reductions	3,377,512
Expense reductions	(34,609)
Total expenses after reductions		3,342,903
Net investment income (loss)		10,290,805
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,226,139)
Fidelity Central Funds	(627)
Foreign currency transactions	(13,990)
Total net realized gain (loss)		(3,240,756)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	109,247,930
Assets and liabilities in foreign currencies	(30)
Total change in net unrealized appreciation (depreciation)		109,247,900
Net gain (loss)		106,007,144
Net increase (decrease) in net assets resulting from operations		$116,297,949

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,290,805	$9,837,410
Net realized gain (loss)	(3,240,756)	50,080,923
Change in net unrealized appreciation (depreciation)	109,247,900	(38,602,945)
Net increase (decrease) in net assets resulting from operations	116,297,949	21,315,388
Distributions to shareholders	(29,274,755)	(30,387,187)
Share transactions
Proceeds from sales of shares	213,063,603	94,490,608
Reinvestment of distributions	27,752,133	28,305,777
Cost of shares redeemed	(205,127,889)	(188,816,638)
Net increase (decrease) in net assets resulting from share transactions	35,687,847	(66,020,253)
Total increase (decrease) in net assets	122,711,041	(75,092,052)
Net Assets
Beginning of period	483,336,661	558,428,713
End of period	$606,047,702	$483,336,661
Other Information
Shares
Sold	23,964,944	8,971,280
Issued in reinvestment of distributions	3,577,346	2,601,634
Redeemed	(24,643,342)	(18,497,880)
Net increase (decrease)	2,898,948	(6,924,966)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Financial Services Portfolio

Years ended February 28,	2021	2020 A	2019 B	2018 B	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$9.49	$9.65	$11.67	$10.31	$7.50
Income from Investment Operations
Net investment income (loss)C	.20	.19	.14	.09	.10
Net realized and unrealized gain (loss)	2.17	.26	(1.04)	1.76	2.81
Total from investment operations	2.37	.45	(.90)	1.85	2.91
Distributions from net investment income	(.21)	(.16)	(.14)	(.07)	(.10)
Distributions from net realized gain	(.39)	(.45)	(.98)	(.42)	–
Total distributions	(.60)	(.61)	(1.12)	(.49)	(.10)
Redemption fees added to paid in capitalC	–	–	–	–	–D
Net asset value, end of period	$11.26	$9.49	$9.65	$11.67	$10.31
Total ReturnE	27.89%	3.81%	(6.91)%	18.33%	38.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.77%	.77%	.76%	.77%	.77%
Expenses net of all reductions	.77%	.76%	.75%	.76%	.76%
Net investment income (loss)	2.36%	1.81%	1.28%	.87%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$606,048	$483,337	$558,429	$1,308,254	$1,019,656
Portfolio turnover rateH	63%	61%I	49%I	54%	84%I

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	15.54%	11.98%	11.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,750	Insurance Portfolio
$35,259	S&P 500® Index

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Peter Deutsch:  For the fiscal year ending February 28, 2021, the fund gained 15.54%, outperforming the 13.76% advance of the MSCI US IMI Insurance 25/50 Index, but underperforming the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially within the asset management & custody banks category. An underweighting and security selection among reinsurance stocks, along with investment choices within life & health insurance, lifted the fund's relative result as well. Our non-index stake in Ares Management was the fund's biggest individual relative contributor, driven by a roughly 52% increase. We decreased our stake in the company in the past 12 months. Also lifting performance was an underweighting in Aon, which returned about -21% and was among our largest holdings. Another notable relative contributor was an overweighting in Travelers Companies (+24%), also one of our biggest holdings. In contrast, the largest detractor from performance versus the industry index was an underweighting in life & health insurance. Weak stock picks among multi-line insurance companies also hindered the portfolio’s relative performance. The fund's largest individual relative detractor was our lighter-than-index stake in Lincoln National, which gained 31% the past 12 months. Lincoln National was not held at period end. Also hindering performance was our underweighting in Progressive, which gained roughly 24% and was among the fund’s biggest holdings on February 28. Avoiding Erie Indemnity, an index component that gained 74%, also weighed on relative performance this period. Notable changes in positioning include reduced exposure to life & health insurance firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Insurance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Chubb Ltd.	10.0
The Travelers Companies, Inc.	10.0
Marsh & McLennan Companies, Inc.	8.0
American International Group, Inc.	6.3
Willis Towers Watson PLC	5.0
Allstate Corp.	4.7
MetLife, Inc.	4.6
Progressive Corp.	4.2
Arthur J. Gallagher & Co.	4.1
Aon PLC	3.4
60.3

Top Industries (% of fund's net assets)

As of February 28, 2021
Insurance	90.0%
Diversified Financial Services	4.7%
Capital Markets	3.1%
Consumer Finance	0.6%
All Others*	1.6%

* Includes short-term investments and net other assets (liabilities).

Insurance Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Capital Markets - 3.1%
Asset Management & Custody Banks - 3.1%
Apollo Global Management LLC Class A	46,344	$2,292,174
Ares Management Corp.	49,314	2,563,342
BlackRock, Inc. Class A	1,300	902,850
		5,758,366
Consumer Finance - 0.6%
Consumer Finance - 0.6%
OneMain Holdings, Inc.	21,800	1,022,638
Diversified Financial Services - 4.7%
Multi-Sector Holdings - 2.9%
Berkshire Hathaway, Inc. Class B (a)	22,200	5,339,322
Other Diversified Financial Services - 1.8%
Voya Financial, Inc.	54,900	3,309,372

TOTAL DIVERSIFIED FINANCIAL SERVICES		8,648,694

Insurance - 89.9%
Insurance Brokers - 22.8%
Aon PLC	27,300	6,216,483
Arthur J. Gallagher & Co.	62,900	7,535,420
Brown & Brown, Inc.	92,900	4,264,110
Marsh & McLennan Companies, Inc.	127,800	14,725,116
Willis Towers Watson PLC	42,228	9,317,186
		42,058,315
Life & Health Insurance - 15.6%
AFLAC, Inc.	51,600	2,471,124
Athene Holding Ltd. (a)	36,400	1,659,476
CNO Financial Group, Inc.	103,800	2,497,428
Globe Life, Inc.	25,700	2,400,380
MetLife, Inc.	147,475	8,494,560
Primerica, Inc.	21,600	3,050,568
Principal Financial Group, Inc.	60,700	3,434,406
Prudential Financial, Inc.	48,289	4,187,622
Prudential PLC	35,800	713,146
		28,908,710
Multi-Line Insurance - 10.7%
American Financial Group, Inc.	200	21,340
American International Group, Inc.	263,950	11,600,603
Assurant, Inc.	16,300	2,008,486
China Pacific Insurance (Group) Co. Ltd. (H Shares)	161,800	743,661
Hartford Financial Services Group, Inc.	88,300	4,475,927
Zurich Insurance Group Ltd.	2,116	863,774
		19,713,791
Property & Casualty Insurance - 37.2%
Allstate Corp.	81,800	8,719,880
Arch Capital Group Ltd. (a)	100,800	3,610,656
Assured Guaranty Ltd.	62,400	2,759,328
Chubb Ltd.	113,905	18,518,674
Cincinnati Financial Corp.	11,200	1,096,144
First American Financial Corp.	36,500	1,917,710
FNF Group	36,200	1,385,736
Loews Corp.	53,700	2,567,397
Markel Corp. (a)	1,820	1,981,616
Mercury General Corp.	200	11,680
Progressive Corp.	89,500	7,692,525
The Travelers Companies, Inc.	126,900	18,463,950
		68,725,296
Reinsurance - 3.6%
Everest Re Group Ltd.	3,300	797,973
Maiden Holdings Ltd. (a)	400	1,080
Reinsurance Group of America, Inc.	48,200	5,891,486
		6,690,539

TOTAL INSURANCE		166,096,651

TOTAL COMMON STOCKS
(Cost $94,339,255)		181,526,349

Nonconvertible Preferred Stocks - 0.1%
Insurance - 0.1%
Life & Health Insurance - 0.1%
Globe Life, Inc. 6.125%
(Cost $73,591)	2,959	75,159

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.07% (b)
(Cost $2,833,851)	2,833,284	2,833,851
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $97,246,697)		184,435,359
NET OTHER ASSETS (LIABILITIES) - 0.1%		265,782
NET ASSETS - 100%		$184,701,141

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,152
Fidelity Securities Lending Cash Central Fund	448
Total	$1,600

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$181,526,349	$179,949,429	$1,576,920	$--
Nonconvertible Preferred Stocks	75,159	75,159	--	--
Money Market Funds	2,833,851	2,833,851	--	--
Total Investments in Securities:	$184,435,359	$182,858,439	$1,576,920	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.5%
Switzerland	10.5%
United Kingdom	5.4%
Bermuda	4.8%
Ireland	3.4%
Others (Individually Less Than 1%)	0.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $94,412,846)	$181,601,508
Fidelity Central Funds (cost $2,833,851)	2,833,851
Total Investment in Securities (cost $97,246,697)		$184,435,359
Receivable for fund shares sold		330,961
Dividends receivable		326,320
Distributions receivable from Fidelity Central Funds		123
Prepaid expenses		1,861
Other receivables		578
Total assets		185,095,202
Liabilities
Payable for fund shares redeemed	$245,644
Accrued management fee	80,717
Transfer agent fee payable	30,345
Other affiliated payables	5,959
Other payables and accrued expenses	31,396
Total liabilities		394,061
Net Assets		$184,701,141
Net Assets consist of:
Paid in capital		$88,587,176
Total accumulated earnings (loss)		96,113,965
Net Assets		$184,701,141
Net Asset Value, offering price and redemption price per share ($184,701,141 ÷ 3,019,400 shares)		$61.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$4,376,749
Income from Fidelity Central Funds (including $448 from security lending)		1,600
Total income		4,378,349
Expenses
Management fee	$926,443
Transfer agent fees	382,641
Accounting fees	67,996
Custodian fees and expenses	3,774
Independent trustees' fees and expenses	1,039
Registration fees	22,362
Audit	38,277
Legal	236
Miscellaneous	6,054
Total expenses before reductions	1,448,822
Expense reductions	(3,390)
Total expenses after reductions		1,445,432
Net investment income (loss)		2,932,917
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,505,547
Fidelity Central Funds	(221)
Foreign currency transactions	906
Total net realized gain (loss)		15,506,232
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,198,339
Assets and liabilities in foreign currencies	2,879
Total change in net unrealized appreciation (depreciation)		2,201,218
Net gain (loss)		17,707,450
Net increase (decrease) in net assets resulting from operations		$20,640,367

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,932,917	$3,416,133
Net realized gain (loss)	15,506,232	16,442,918
Change in net unrealized appreciation (depreciation)	2,201,218	(7,312,578)
Net increase (decrease) in net assets resulting from operations	20,640,367	12,546,473
Distributions to shareholders	(16,870,459)	(16,441,347)
Share transactions
Proceeds from sales of shares	34,006,375	122,036,657
Reinvestment of distributions	15,964,972	15,592,643
Cost of shares redeemed	(88,579,235)	(137,276,331)
Net increase (decrease) in net assets resulting from share transactions	(38,607,888)	352,969
Total increase (decrease) in net assets	(34,837,980)	(3,541,905)
Net Assets
Beginning of period	219,539,121	223,081,026
End of period	$184,701,141	$219,539,121
Other Information
Shares
Sold	655,154	1,926,289
Issued in reinvestment of distributions	317,057	255,136
Redeemed	(1,709,560)	(2,188,784)
Net increase (decrease)	(737,349)	(7,359)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Insurance Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$58.44	$59.27	$78.49	$80.60	$63.15
Income from Investment Operations
Net investment income (loss)B	.88	.87	.98	1.08	.99
Net realized and unrealized gain (loss)	6.99	2.77	(2.40)	6.76	18.64
Total from investment operations	7.87	3.64	(1.42)	7.84	19.63
Distributions from net investment income	(.94)	(.91)	(1.16)	(.96)	(.89)
Distributions from net realized gain	(4.20)	(3.56)	(16.63)	(8.99)	(1.29)
Total distributions	(5.14)	(4.47)	(17.80)C	(9.95)	(2.18)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$61.17	$58.44	$59.27	$78.49	$80.60
Total ReturnE	15.54%	5.95%	(.29)%	9.62%	31.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	.83%	.81%	.82%	.79%	.80%
Expenses net of fee waivers, if any	.83%	.81%	.81%	.79%	.79%
Expenses net of all reductions	.83%	.80%	.81%	.79%	.79%
Net investment income (loss)	1.68%	1.37%	1.48%	1.30%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$184,701	$219,539	$223,081	$341,743	$647,787
Portfolio turnover rateH	18%	28%	9%	21%	16%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio, and Insurance Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Brokerage and Investment Management Portfolio	$52,787

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, partnerships, deferred Trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Banking Portfolio	$425,943,064	$124,719,496	$(10,721,845)	$113,997,651
Brokerage and Investment Management Portfolio	250,702,729	181,763,363	(3,632,334)	178,131,029
Consumer Finance Portfolio	103,067,403	51,367,298	(6,507,040)	44,860,258
Financial Services Portfolio	469,732,164	146,564,751	(9,604,167)	136,960,584
Insurance Portfolio	97,534,289	87,071,484	(170,414)	86,901,070

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$274,885	$–	$(3,598,632)	$113,997,651
Brokerage and Investment Management Portfolio	–	4,546,633	–	178,133,027
Consumer Finance Portfolio	116,292	–	(1,064,601)	44,860,258
Financial Services Portfolio	548,934	–	(1,726,128)	136,959,570
Insurance Portfolio	450,516	8,760,017	–	86,903,455

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Banking Portfolio	$(3,598,632)	$–	$(3,598,632)
Consumer Finance Portfolio	(1,064,601)	–	(1,064,601)
Financial Services Portfolio	(1,726,128)	–	(1,726,128)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2021 to February 28, 2021. Loss deferrals were as follows:

Ordinary losses
Brokerage and Investment Management Portfolio	$241,015

The tax character of distributions paid was as follows:

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$9,662,838	$20,957,765	$30,620,603
Brokerage and Investment Management Portfolio	4,534,924	7,377,130	11,912,054
Consumer Finance Portfolio	2,613,470	–	2,613,470
Financial Services Portfolio	10,218,684	19,056,071	29,274,755
Insurance Portfolio	2,935,872	13,934,587	16,870,459

February 29, 2020
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$9,410,001	$20,683,043	$30,093,044
Brokerage and Investment Management Portfolio	5,182,693	9,337,074	14,519,767
Consumer Finance Portfolio	2,813,328	57,068	2,870,396
Financial Services Portfolio	9,191,497	21,195,690	30,387,187
Insurance Portfolio	3,421,425	13,019,922	16,441,347

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	187,772,666	110,698,082
Brokerage and Investment Management Portfolio	35,652,629	38,586,246
Consumer Finance Portfolio	29,173,324	49,279,101
Financial Services Portfolio	293,582,789	278,140,771
Insurance Portfolio	30,986,184	83,084,075

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.23%	.53%
Brokerage and Investment Management Portfolio	.30%	.23%	.53%
Consumer Finance Portfolio	.30%	.23%	.53%
Financial Services Portfolio	.30%	.23%	.53%
Insurance Portfolio	.30%	.23%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.19%
Brokerage and Investment Management Portfolio	.17%
Consumer Finance Portfolio	.25%
Financial Services Portfolio	.18%
Insurance Portfolio	.22%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Banking Portfolio	.04
Brokerage and Investment Management Portfolio	.04
Consumer Finance Portfolio	.04
Financial Services Portfolio	.04
Insurance Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$4,679
Brokerage and Investment Management Portfolio	502
Consumer Finance Portfolio	1,460
Financial Services Portfolio	7,369
Insurance Portfolio	604

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Financial Services Portfolio	Borrower	$6,811,000.34%		$64

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	10,721,101	3,969,936
Brokerage and Investment Management Portfolio	3,299,469	1,808,168
Consumer Finance Portfolio	832,489	1,998,856
Financial Services Portfolio	14,774,058	21,440,301
Insurance Portfolio	525,390	5,452,371

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 2,278,421 shares of the Financial Services Portfolio were redeemed in-kind for investments and cash with a value of $22,465,229. The Fund had a net realized gain of $4,465,779 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Financial Services Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Financial Services Portfolio	$8,764

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Banking Portfolio	$763
Brokerage and Investment Management Portfolio	737
Consumer Finance Portfolio	277
Financial Services Portfolio	1,001
Insurance Portfolio	430

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Banking Portfolio	$345	$–	$–
Brokerage and Investment Management Portfolio	173	–	–
Consumer Finance Portfolio	1,119	–	–
Financial Services Portfolio	186	1	–
Insurance Portfolio	46	–	–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset expenses. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Brokerage service rebates
Banking Portfolio	$17,014
Brokerage and Investment Management Portfolio	1,189
Consumer Finance Portfolio	6,604
Financial Services Portfolio	32,731
Insurance Portfolio	2,614

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Banking Portfolio	$1,631
Brokerage and Investment Management Portfolio	1,265
Consumer Finance Portfolio	523
Financial Services Portfolio	1,878
Insurance Portfolio	776

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio, and Insurance Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Banking Portfolio	.77%
Actual		$1,000.00	$1,561.00	$4.89
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Brokerage and Investment Management Portfolio	.75%
Actual		$1,000.00	$1,236.00	$4.16
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Consumer Finance Portfolio	.86%
Actual		$1,000.00	$1,393.10	$5.10
Hypothetical-C		$1,000.00	$1,020.53	$4.31
Financial Services Portfolio	.75%
Actual		$1,000.00	$1,390.00	$4.44
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Insurance Portfolio	.81%
Actual		$1,000.00	$1,210.30	$4.44
Hypothetical-C		$1,000.00	$1,020.78	$4.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Banking Portfolio	04/12/21	04/09/21	$0.013	$0.000
Brokerage and Investment Management Portfolio	04/12/21	04/09/21	$0.000	$1.006
Consumer Finance Portfolio	04/12/21	04/09/21	$0.015	$0.000
Financial Services Portfolio	04/12/21	04/09/21	$0.011	$0.000
Insurance Portfolio	04/12/21	04/09/21	$0.151	$2.918

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Brokerage and Investment Management Portfolio	$7,818,976
Insurance Portfolio	$15,274,596

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Banking Portfolio
April 2020	100%
December 2020	100%
Brokerage and Investment Management Portfolio
April 2020	100%
December 2020	100%
Consumer Finance Portfolio
April 2020	100%
December 2020	86%
Financial Services Portfolio
April 2020	100%
December 2020	100%
Insurance Portfolio
April 2020	100%
December 2020	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Banking Portfolio
April 2020	100%
December 2020	100%
Brokerage and Investment Management Portfolio
April 2020	100%
December 2020	100%
Consumer Finance Portfolio
April 2020	100%
December 2020	88%
Financial Services Portfolio
April 2020	100%
December 2020	100%
Insurance Portfolio
April 2020	100%
December 2020	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Consumer Finance Portfolio
April 2020	1%
December 2020	13%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

April 2020
Brokerage and Investment Management Portfolio	100%

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Banking Portfolio
Brokerage and Investment Management Portfolio
Consumer Finance Portfolio
Financial Services Portfolio
Insurance Portfolio

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,463,705,305.665	92.437
Withheld	2,655,951,104.308	7.563
TOTAL	35,119,656,409.973	100.000
Donald F. Donahue
Affirmative	32,446,843,861.354	92.389
Withheld	2,672,812,548.619	7.611
TOTAL	35,119,656,409.973	100.000
Bettina Doulton
Affirmative	32,610,463,757.584	92.855
Withheld	2,509,192,652.389	7.145
TOTAL	35,119,656,409.973	100.000
Vicki L. Fuller
Affirmative	32,688,213,522.720	93.077
Withheld	2,431,442,887.253	6.923
TOTAL	35,119,656,409.973	100.000
Patricia L. Kampling
Affirmative	32,313,755,598.535	92.010
Withheld	2,805,900,811.438	7.990
TOTAL	35,119,656,409.973	100.000
Alan J. Lacy
Affirmative	31,990,158,754.948	91.089
Withheld	3,129,497,655.026	8.911
TOTAL	35,119,656,409.973	100.000
Ned C. Lautenbach
Affirmative	32,043,019,991.143	91.240
Withheld	3,076,636,418.830	8.760
TOTAL	35,119,656,409.973	100.000
Robert A. Lawrence
Affirmative	32,150,842,398.009	91.547
Withheld	2,968,814,011.965	8.453
TOTAL	35,119,656,409.973	100.000
Joseph Mauriello
Affirmative	32,082,201,213.166	91.351
Withheld	3,037,455,196.807	8.649
TOTAL	35,119,656,409.973	100.000
Cornelia M. Small
Affirmative	32,207,976,835.934	91.709
Withheld	2,911,679,574.039	8.291
TOTAL	35,119,656,409.973	100.000
Garnett A. Smith
Affirmative	32,102,654,343.096	91.409
Withheld	3,017,002,066.877	8.591
TOTAL	35,119,656,409.973	100.000
David M. Thomas
Affirmative	32,150,749,424.556	91.546
Withheld	2,968,906,985.418	8.454
TOTAL	35,119,656,409.973	100.000
Susan Tomasky
Affirmative	32,381,933,484.515	92.205
Withheld	2,737,722,925.459	7.795
TOTAL	35,119,656,409.973	100.000
Michael E. Wiley
Affirmative	32,135,064,741.973	91.502
Withheld	2,984,591,668.000	8.498
TOTAL	35,119,656,409.973	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELFIN-ANN-0421
1.813663.116

Fidelity® Select Portfolios®
Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Technology and Devices Portfolio

Pharmaceuticals Portfolio

Annual Report

February 28, 2021

Contents

Note to Shareholders
Biotechnology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Medical Technology and Devices Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Pharmaceuticals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

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Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	47.35%	19.30%	20.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$67,175	Biotechnology Portfolio
$35,259	S&P 500® Index

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Rajiv Kaul:  For the fiscal year ending February 28, 2021, the fund gained 47.35%, outperforming the 31.95% advance of the MSCI US IMI Biotechnology 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially within the biotechnology group. Non-index exposure to pharmaceuticals and health care equipment also helped. The fund's largest individual relative contributor was our outsized stake in Immunomedics, which gained about 440%. This is a position that was sold the past 12 months. Also boosting value was our lighter-than-index stake in Gilead Sciences, which returned -8%. This was a position we established the past year. Another top relative contributor was an out-of-index stake in MyoKardia (+249%). This was a position that was sold the past 12 months. Conversely, out-of-index exposure to other diversified financial services modestly detracted from our relative result. The fund's modest position in cash also hurt relative performance amid a strong market the past 12 months. Our non-index stake in Galapagos Genomics was the fund's biggest individual relative detractor, due to its -61% result. Also hampering performance was an underweighting in Alexion Pharmaceuticals, which gained roughly 62%. Alexion Pharmaceuticals was not held at period end. Also hurting performance was an underweighting in AbbVie, which gained about 32%. The company was the fund's top holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
AbbVie, Inc.	12.0
Vertex Pharmaceuticals, Inc.	4.5
Biogen, Inc.	3.7
Alnylam Pharmaceuticals, Inc.	2.4
Acceleron Pharma, Inc.	1.8
Amgen, Inc.	1.8
Argenx SE ADR	1.8
TG Therapeutics, Inc.	1.7
ChemoCentryx, Inc.	1.6
Moderna, Inc.	1.5
32.8

Top Industries (% of fund's net assets)

As of February 28, 2021
Biotechnology	91.5%
Pharmaceuticals	6.3%
Life Sciences Tools & Services	0.9%
Diversified Financial Services	0.3%
Health Care Equipment & Supplies	0.2%
All Others*	0.8%

* Includes short-term investments and net other assets (liabilities).

Biotechnology Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Biotechnology - 90.2%
Biotechnology - 90.2%
4D Molecular Therapeutics, Inc.	148,168	$6,220,093
AbbVie, Inc.	9,897,084	1,066,311,827
AC Immune SA (a)(b)	14,032	106,503
ACADIA Pharmaceuticals, Inc. (a)(b)	945,994	46,325,326
Acceleron Pharma, Inc. (a)	1,168,353	159,082,944
ADC Therapeutics SA (a)	764,038	20,315,770
Adverum Biotechnologies, Inc. (a)	774,442	9,936,091
Agios Pharmaceuticals, Inc. (a)	1,500,869	71,201,225
Akouos, Inc. (a)	94,426	1,923,458
Albireo Pharma, Inc. (a)	320,350	11,167,401
Aldeyra Therapeutics, Inc. (a)(b)	759,611	9,312,831
Alector, Inc. (a)(b)	744,582	13,536,501
Allakos, Inc. (a)(b)	274,331	33,243,431
Allena Pharmaceuticals, Inc. (a)	848,640	1,425,715
Allena Pharmaceuticals, Inc. (a)(c)	1,447,443	2,431,704
Allogene Therapeutics, Inc. (a)(b)	565,370	19,623,993
Allovir, Inc. (a)	111,300	4,069,128
Alnylam Pharmaceuticals, Inc. (a)	1,432,939	212,218,266
ALX Oncology Holdings, Inc. (a)(b)	625,290	50,204,534
Amgen, Inc.	703,132	158,148,449
Amicus Therapeutics, Inc. (a)	50,181	616,223
AnaptysBio, Inc. (a)	213,167	6,117,893
Angion Biomedica Corp. (b)	312,500	5,418,750
Annexon, Inc. (a)	691,636	20,133,524
Apellis Pharmaceuticals, Inc. (a)	1,620,434	78,056,306
Applied Genetic Technologies Corp. (a)	129,100	655,828
Applied Therapeutics, Inc. (a)	700,940	15,224,417
Aravive, Inc. (a)(b)	456,443	3,108,377
Arcturus Therapeutics Holdings, Inc. (a)(b)	730,290	38,464,374
Arcus Biosciences, Inc. (a)(b)	2,233,660	78,758,852
Arcutis Biotherapeutics, Inc. (a)	879,674	30,058,461
Ardelyx, Inc. (a)	97,094	626,256
Arena Pharmaceuticals, Inc. (a)	437,973	35,191,131
Argenx SE ADR (a)	469,786	155,348,834
Arrowhead Pharmaceuticals, Inc. (a)	1,075,526	85,676,401
Ascendis Pharma A/S sponsored ADR (a)	659,409	102,188,613
Atara Biotherapeutics, Inc. (a)	863,195	14,484,412
Athenex, Inc. (a)(b)	149,900	1,813,790
Atreca, Inc. (a)(b)	109,588	1,901,352
aTyr Pharma, Inc. (a)(b)	481,990	2,096,657
Aurinia Pharmaceuticals, Inc. (a)(b)	1,495,486	20,936,804
Autolus Therapeutics Ltd. ADR (a)(b)	1,074,488	6,919,703
Avidity Biosciences, Inc. (b)	235,484	5,682,229
AVROBIO, Inc. (a)	275,054	3,025,594
Axcella Health, Inc. (a)	397,149	2,263,749
BeiGene Ltd. ADR (a)	9,800	3,136,000
Bicycle Therapeutics PLC ADR (a)(b)	211,444	5,343,190
BioAtla, Inc.	19,140	1,016,334
BioCryst Pharmaceuticals, Inc. (a)(b)	806,284	8,691,742
Biogen, Inc. (a)	1,197,605	326,802,452
Biohaven Pharmaceutical Holding Co. Ltd. (a)	961,652	81,721,187
BioMarin Pharmaceutical, Inc. (a)	8,344	646,076
BioNTech SE ADR (a)(b)	117,228	12,781,369
BioXcel Therapeutics, Inc. (a)(b)	221,727	11,886,784
Black Diamond Therapeutics, Inc. (a)(b)	422,442	11,828,376
bluebird bio, Inc. (a)	12,384	385,142
Blueprint Medicines Corp. (a)(b)	1,178,239	115,726,635
Bolt Biotherapeutics, Inc.	552,600	14,754,420
BridgeBio Pharma, Inc. (a)(b)	968,461	68,450,823
C4 Therapeutics, Inc. (b)	338,387	14,523,570
Cabaletta Bio, Inc. (a)	35,650	387,516
Cardiff Oncology, Inc. (a)(b)	149,780	1,548,725
CareDx, Inc. (a)	192,100	15,191,268
Celldex Therapeutics, Inc. (a)	32,200	871,976
Cellectis SA sponsored ADR (a)(b)	405,065	8,708,898
Cerevel Therapeutics Holdings (d)	201,800	3,059,288
ChemoCentryx, Inc. (a)	2,062,222	139,901,140
Chinook Therapeutics, Inc. (a)	865,822	14,320,696
Chinook Therapeutics, Inc. rights (a)(e)	115,821	5,791
Clovis Oncology, Inc. (a)(b)	101,570	608,404
Codiak Biosciences, Inc.	499,925	7,693,846
Codiak Biosciences, Inc.	66,300	1,074,060
Coherus BioSciences, Inc. (a)	58,387	948,205
Constellation Pharmaceuticals, Inc. (a)(b)	90,259	2,274,527
ContraFect Corp. (a)	256,309	1,345,622
Cortexyme, Inc. (a)(b)	1,947	66,334
Crinetics Pharmaceuticals, Inc. (a)(f)	2,123,187	32,463,529
CRISPR Therapeutics AG (a)(b)	276,322	34,730,912
Cullinan Oncology, Inc.	203,040	8,206,877
Cyclerion Therapeutics, Inc. (a)(b)	837,285	3,215,174
Cyclerion Therapeutics, Inc. (a)(d)	94,809	364,067
Cytokinetics, Inc. (a)(b)	1,037,571	19,433,705
CytomX Therapeutics, Inc. (a)(b)	221,700	1,740,345
CytomX Therapeutics, Inc. (a)(c)	287,485	2,256,757
Decibel Therapeutics, Inc. (b)	500,000	9,390,000
Deciphera Pharmaceuticals, Inc. (a)	397,200	17,389,416
Denali Therapeutics, Inc. (a)(b)	697,951	50,112,882
Dicerna Pharmaceuticals, Inc. (a)	618,712	16,692,850
Dynavax Technologies Corp.(a)(b)	33,998	297,483
Dyne Therapeutics, Inc. (b)	266,683	4,925,635
Editas Medicine, Inc. (a)(b)	49,889	2,188,132
Eledon Pharmaceuticals, Inc. (a)(f)	1,004,111	16,136,064
Emergent BioSolutions, Inc. (a)	145,901	14,006,496
Epizyme, Inc. (a)(b)	1,405,435	13,478,122
Equillium, Inc. (a)(b)	209,800	1,479,090
Esperion Therapeutics, Inc. (a)(b)	127,197	3,483,926
Essa Pharma, Inc. (a)(b)	797,203	21,596,229
Evelo Biosciences, Inc. (a)(b)	834,199	10,152,202
Exact Sciences Corp. (a)	566,212	77,072,777
Exelixis, Inc. (a)	4,166,444	90,245,177
Fate Therapeutics, Inc. (a)	1,012,587	90,849,306
FibroGen, Inc. (a)	1,190,431	59,557,263
Five Prime Therapeutics, Inc. (a)(b)	603,035	13,405,468
Foghorn Therapeutics, Inc.	443,055	7,292,685
Foghorn Therapeutics, Inc.	144,144	2,253,980
Forma Therapeutics Holdings, Inc.	913,462	35,268,768
Frequency Therapeutics, Inc. (a)(b)	18,356	903,299
Fusion Pharmaceuticals, Inc. (a)(b)	871,443	10,178,454
G1 Therapeutics, Inc. (a)(b)	737,500	16,298,750
Galapagos Genomics NV sponsored ADR (a)(b)	564,459	46,624,313
Galecto, Inc. (b)	133,333	1,385,330
Gamida Cell Ltd. (a)	917,467	8,587,491
Generation Bio Co.	137,100	4,787,532
Genmab A/S ADR (a)	43,390	1,469,619
Geron Corp. (a)(b)	4,109,206	7,355,479
Geron Corp. warrants 12/31/25 (a)	2,100,000	981,490
Gilead Sciences, Inc.	78,732	4,834,145
Global Blood Therapeutics, Inc. (a)(b)	736,416	31,371,322
Gossamer Bio, Inc. (a)	24,014	225,732
Gracell Biotechnologies, Inc. ADR	147,966	3,363,267
Gritstone Oncology, Inc. (a)	780,780	10,595,185
Halozyme Therapeutics, Inc. (a)	885,208	40,055,662
Heron Therapeutics, Inc. (a)(b)	804,225	14,540,388
Homology Medicines, Inc. (a)	308,176	3,309,810
Hookipa Pharma, Inc. (a)(b)(f)	1,669,000	19,760,960
Idorsia Ltd. (a)	1,218,941	33,339,474
IGM Biosciences, Inc. (a)(b)	142,968	12,499,692
Immunic, Inc. (a)	602,072	9,603,048
Immunocore Holdings PLC	400,875	17,447,684
Immunocore Holdings PLC ADR	99,268	4,800,600
ImmunoGen, Inc. (a)(b)	1,963,743	17,182,751
Immunome, Inc. (b)	226,456	8,963,128
Incyte Corp. (a)	727,067	57,191,090
Inhibikase Therapeutics, Inc. (b)	100,000	670,000
Inhibrx, Inc. (a)	77,900	1,980,218
Inovio Pharmaceuticals, Inc. (a)(b)	130,844	1,452,368
Inozyme Pharma, Inc. (a)(b)	609,380	12,187,600
Insmed, Inc. (a)(b)	1,298,520	46,448,060
Intellia Therapeutics, Inc. (a)(b)	1,150,501	69,559,290
Intercept Pharmaceuticals, Inc. (a)	408,294	8,843,648
Invitae Corp. (a)(b)	714,517	28,673,567
Ionis Pharmaceuticals, Inc. (a)	1,722,677	90,268,275
Iovance Biotherapeutics, Inc. (a)	651,079	24,285,247
iTeos Therapeutics, Inc. (a)	303,681	12,627,056
Jounce Therapeutics, Inc. (a)	318,234	3,494,209
Kalvista Pharmaceuticals, Inc. (a)	568,760	18,695,141
Karuna Therapeutics, Inc. (a)	229,311	28,654,703
Karyopharm Therapeutics, Inc. (a)(b)	160,610	2,219,630
Keros Therapeutics, Inc.	405,386	26,540,621
Kezar Life Sciences, Inc. (a)	1,013,094	5,551,755
Kiniksa Pharmaceuticals Ltd. (a)(b)	507,140	10,431,870
Kinnate Biopharma, Inc.	639,303	19,234,709
Kinnate Biopharma, Inc.	14,000	468,020
Kodiak Sciences, Inc. (a)(b)	325,468	41,988,627
Kronos Bio, Inc. (b)	52,276	1,519,663
Kronos Bio, Inc.	495,356	13,679,999
Krystal Biotech, Inc. (a)(f)	1,341,897	105,862,254
Kura Oncology, Inc. (a)	1,933,557	54,139,596
Kymera Therapeutics, Inc. (a)	241,671	11,595,375
Legend Biotech Corp. ADR	5,794	157,481
Lexicon Pharmaceuticals, Inc. (a)	1,045,768	7,519,072
Ligand Pharmaceuticals, Inc. Class B (a)(b)	698	103,458
LogicBio Therapeutics, Inc. (a)	500,000	4,145,000
Macrogenics, Inc. (a)	1,205,850	30,158,309
Madrigal Pharmaceuticals, Inc. (a)(b)	171,140	20,740,457
MannKind Corp. (a)(b)	3,281,362	18,736,577
Mersana Therapeutics, Inc. (a)	614,906	11,178,991
Merus BV (a)(b)	500,000	11,250,000
Metacrine, Inc.	312,500	2,656,250
Minerva Neurosciences, Inc. (a)	394,479	1,222,885
Mirati Therapeutics, Inc. (a)	630,540	126,688,097
Mirum Pharmaceuticals, Inc. (a)(b)	159,228	2,923,426
Moderna, Inc. (a)	850,405	131,651,198
Molecular Templates, Inc. (a)(b)	624,214	6,803,933
Morphic Holding, Inc. (a)	771,037	27,880,698
Myovant Sciences Ltd. (a)(b)	191,666	4,304,818
Natera, Inc. (a)	632,233	73,395,929
Neurocrine Biosciences, Inc. (a)	802,798	87,914,409
Neximmune, Inc.	525,000	13,602,750
NextCure, Inc. (a)	15,490	175,966
Nkarta, Inc. (a)(b)	60,200	2,935,352
Novavax, Inc. (a)	289,026	66,831,482
Nurix Therapeutics, Inc. (a)(b)	335,685	11,953,743
Nuvation Bio Pvt, Inc.	408,991	3,691,962
Olema Pharmaceuticals, Inc. (b)	61,997	2,474,920
Oragenics, Inc. (a)	155,806	158,922
ORIC Pharmaceuticals, Inc. (a)(b)	724,374	23,469,718
Passage Bio, Inc.	643,962	11,604,195
PMV Pharmaceuticals, Inc.	172,300	6,483,649
Poseida Therapeutics, Inc. (a)	101,700	1,122,768
Poseida Therapeutics, Inc. (c)	513,583	5,669,956
Praxis Precision Medicines, Inc. (b)	301,561	13,117,904
Prelude Therapeutics, Inc.	10,079	628,224
Prelude Therapeutics, Inc.	550,977	32,625,277
ProQR Therapeutics BV (a)(b)	100,416	458,901
Protagonist Therapeutics, Inc. (a)	335,563	7,909,220
Prothena Corp. PLC (a)	1,024,989	22,877,754
PTC Therapeutics, Inc. (a)	2,268,744	129,545,282
Radius Health, Inc. (a)	40,249	749,034
Regeneron Pharmaceuticals, Inc. (a)	216,721	97,647,981
REGENXBIO, Inc. (a)	15,108	618,068
Relay Therapeutics, Inc. (a)(b)	1,293,843	53,396,901
Repare Therapeutics, Inc.	540,250	17,774,225
Replimune Group, Inc. (a)	1,054,117	36,504,072
Revolution Medicines, Inc.	834,592	38,124,163
Rhythm Pharmaceuticals, Inc. (a)	47,178	1,222,854
Rigel Pharmaceuticals, Inc. (a)	1,097,800	4,555,870
Rocket Pharmaceuticals, Inc. (a)(b)	743,436	41,320,173
Rubius Therapeutics, Inc. (a)	594,943	6,175,508
Sage Therapeutics, Inc. (a)	1,102,835	93,740,975
Sana Biotechnology, Inc.	181,690	5,585,151
Sangamo Therapeutics, Inc. (a)(b)	503,127	5,780,929
Sarepta Therapeutics, Inc. (a)	816,304	71,067,426
Scholar Rock Holding Corp. (a)	1,543,247	83,489,663
Seagen, Inc. (a)	114,037	17,232,131
Seer, Inc.	40,900	1,972,607
Selecta Biosciences, Inc. (a)	1,032,715	4,358,057
Sensorion SA (a)	3,270,000	8,364,287
Seres Therapeutics, Inc. (a)(b)	687,847	13,096,607
Shattuck Labs, Inc.	110,936	4,581,657
Sigilon Therapeutics, Inc. (b)	82,144	2,185,030
Silverback Therapeutics, Inc.	88,578	4,257,059
Silverback Therapeutics, Inc.	296,788	12,837,268
Spero Therapeutics, Inc. (a)(b)	8,552	155,390
Springworks Therapeutics, Inc. (a)(b)	259,620	22,340,301
Spruce Biosciences, Inc. (b)	698,273	14,593,906
Stoke Therapeutics, Inc. (a)(b)	449,236	26,904,744
Surface Oncology, Inc. (a)(b)	885,265	7,507,047
Sutro Biopharma, Inc. (a)	737,300	16,368,060
Syros Pharmaceuticals, Inc. (a)	2,002,674	16,822,462
Syros Pharmaceuticals, Inc. (a)(c)	303,621	2,550,416
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	21,625	43,772
Taysha Gene Therapies, Inc.	152,232	3,895,617
Taysha Gene Therapies, Inc.	800,115	19,451,196
TCR2 Therapeutics, Inc. (a)	458,700	12,137,202
TG Therapeutics, Inc. (a)(b)	3,398,912	148,770,378
Translate Bio, Inc. (a)	1,038,823	24,246,129
Travere Therapeutics, Inc. (a)	633,999	19,539,849
Trillium Therapeutics, Inc. (a)(b)	173,460	1,968,771
Turning Point Therapeutics, Inc. (a)	873,052	102,941,561
Twist Bioscience Corp. (a)	287,151	39,523,464
Ultragenyx Pharmaceutical, Inc. (a)	654,537	92,643,167
uniQure B.V. (a)	737,908	27,081,224
United Therapeutics Corp. (a)	239,716	40,075,721
UroGen Pharma Ltd. (a)(b)	47,603	906,837
Vaxart, Inc. (a)(b)	138,865	992,885
Vaxcyte, Inc.	559,915	13,191,597
Veracyte, Inc. (a)	193,600	11,240,416
Vertex Pharmaceuticals, Inc. (a)	1,886,555	400,987,265
Vor Biopharma, Inc. (a)	5,800	260,768
Vor Biopharma, Inc.	424,208	17,165,153
X4 Pharmaceuticals, Inc. (a)	212,620	2,034,773
X4 Pharmaceuticals, Inc. warrants 4/12/24 (a)	450,000	1,056,011
Xencor, Inc. (a)	972,143	47,897,486
Xenon Pharmaceuticals, Inc. (a)	341,771	6,384,282
Y-mAbs Therapeutics, Inc. (a)	1,354,184	47,626,651
Yumanity Therapeutics, Inc. (d)	173,913	3,090,434
Yumanity Therapeutics, Inc.	132,069	2,112,180
Zai Lab Ltd. ADR (a)	48,800	7,198,976
Zealand Pharma A/S (a)	521,805	16,526,534
Zentalis Pharmaceuticals, Inc.	621,333	26,120,839
Zymeworks, Inc. (a)	709,195	25,750,870
		7,999,197,592
Capital Markets - 0.0%
Asset Management & Custody Banks - 0.0%
Arix Bioscience PLC (a)(c)	1,411,100	3,715,635
Diversified Financial Services - 0.3%
Other Diversified Financial Services - 0.3%
ARYA Sciences Acquisition Corp. III	328,140	5,151,798
Gemini Therapeutics, Inc. (d)	1,000,000	14,440,000
Nuvation Bio, Inc. (d)	1,000,000	9,027,000
		28,618,798
Health Care Equipment & Supplies - 0.2%
Health Care Equipment - 0.2%
Novocure Ltd. (a)(c)	106,313	15,851,268
Health Care Supplies - 0.0%
Pulmonx Corp.	8,300	471,689

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		16,322,957

Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
Precipio, Inc. (a)(d)	525	1,281
Health Care Technology - 0.0%
Health Care Technology - 0.0%
Schrodinger, Inc.	29,600	3,033,408
Life Sciences Tools & Services - 0.9%
Life Sciences Tools & Services - 0.9%
10X Genomics, Inc. (a)	96,819	17,232,814
AbCellera Biologics, Inc. (b)	48,400	1,825,164
Adaptive Biotechnologies Corp. (a)	45,980	2,601,089
Berkeley Lights, Inc. (a)	10,200	632,094
Bruker Corp.	175,400	10,695,892
Compugen Ltd. (a)(b)	808,113	7,539,694
Evotec OAI AG (a)	469,500	18,166,860
Maravai LifeSciences Holdings, Inc.	146,700	4,770,684
Seer, Inc. Class A (d)	263,158	12,692,110
		76,156,401
Personal Products - 0.0%
Personal Products - 0.0%
MedAvail Holdings, Inc. (a)	2,777	38,573
Pharmaceuticals - 6.2%
Pharmaceuticals - 6.2%
Aclaris Therapeutics, Inc. (a)	790,699	17,616,774
Adimab LLC (a)(d)(e)(g)	1,954,526	99,265,489
Aerie Pharmaceuticals, Inc. (a)(b)	121,922	2,242,146
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(e)	8,274,568	13,487,546
Antengene Corp.	2,066,800	4,288,175
Aradigm Corp. (e)	11,945	549
Aradigm Corp. (a)(e)	148,009	6,808
Arvinas Holding Co. LLC (a)	1,285,223	100,632,961
Atea Pharmaceuticals, Inc.	119,100	8,975,376
Axsome Therapeutics, Inc. (a)(b)	187,409	12,623,870
Chiasma, Inc. (a)	718,999	2,796,906
Chiasma, Inc. warrants 12/16/24 (a)	382,683	177,136
Corcept Therapeutics, Inc. (a)(b)	52,359	1,316,829
Fulcrum Therapeutics, Inc. (a)(b)	210,767	2,657,772
Graybug Vision, Inc.	678,136	13,616,971
Harmony Biosciences Holdings, Inc. (a)	30,600	1,085,382
Horizon Therapeutics PLC (a)	185,819	16,892,805
IMARA, Inc.	575,991	7,251,727
Intra-Cellular Therapies, Inc. (a)	1,255,076	44,467,343
Kala Pharmaceuticals, Inc. (a)(b)	190,200	1,409,382
Kaleido Biosciences, Inc. (a)	249,460	2,227,678
Marinus Pharmaceuticals, Inc. (a)(b)	474,765	7,173,699
Nektar Therapeutics (a)	776,551	17,619,942
Ocular Therapeutix, Inc. (a)(b)	184,853	3,390,204
OptiNose, Inc. (a)	229,115	888,966
Pharvaris BV (b)	496,353	18,856,450
Pliant Therapeutics, Inc.	971,031	32,131,416
Reata Pharmaceuticals, Inc. (a)(b)	63,232	7,730,744
Revance Therapeutics, Inc. (a)	169,800	4,458,948
Royalty Pharma PLC (a)(d)(e)	3,976	0
Royalty Pharma PLC (c)	509,820	23,742,317
Stemcentrx, Inc. rights 12/31/21 (a)(e)	876,163	9
Terns Pharmaceuticals, Inc.	862,409	19,533,564
Theravance Biopharma, Inc. (a)	371,300	6,152,441
Trevi Therapeutics, Inc. (a)(b)	576,500	1,625,730
UCB SA	489,127	48,652,475
Verrica Pharmaceuticals, Inc. (a)(b)	136,949	1,877,571
WAVE Life Sciences (a)(b)	137,100	1,290,111
		548,164,212
TOTAL COMMON STOCKS
(Cost $5,490,531,779)		8,675,248,857

Convertible Preferred Stocks - 1.6%
Biotechnology - 1.3%
Biotechnology - 1.3%
23andMe, Inc.:
Series E (a)(d)	1,340,332	30,811,217
Series F1 (d)	57,637	1,324,945
Adagio Theraputics, Inc. Series B (d)(e)	19,100	1,323,057
Ambrx, Inc.:
Series A (d)(e)	4,797,917	9,883,709
Series B (d)(e)	4,318,126	8,895,340
Century Therapeutics, Inc. Series C (d)(e)	1,931,406	12,499,996
EQRx, Inc. Series B (d)(e)	1,823,553	6,054,196
Instil Bio Series C (d)	1,192,729	21,469,122
National Resilience, Inc. Series B (d)(e)	732,064	9,999,994
Tenaya Therapeutics, Inc. Series C (d)(e)	7,239,382	15,000,000
		117,261,576
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
Ikena Oncology, Inc. Series B (d)(e)	6,283,700	8,787,754
Scorpion Therapeutics, Inc. Series B (d)(e)	3,099,905	7,500,000
		16,287,754
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Afferent Pharmaceuticals, Inc. Series C (a)(d)(e)	8,274,568	83
Aristea Therapeutics, Inc. Series B (d)(e)	836,400	6,030,444
Vera Therapeutics, Inc. Series C (d)(e)	8,448,800	6,505,576
		12,536,103
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $114,994,893)		146,085,433

Money Market Funds - 6.3%
Fidelity Cash Central Fund 0.07% (h)	49,630,332	49,640,258
Fidelity Securities Lending Cash Central Fund 0.08% (h)(i)	509,240,052	509,290,976
TOTAL MONEY MARKET FUNDS
(Cost $558,893,876)		558,931,234
TOTAL INVESTMENT IN SECURITIES - 105.7%
(Cost $6,164,420,548)		9,380,265,524
NET OTHER ASSETS (LIABILITIES) - (5.7)%		(506,641,428)
NET ASSETS - 100%		$8,873,624,096

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $56,218,053 or 0.6% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $288,025,102 or 3.2% of net assets.

 (e) Level 3 security

 (f) Affiliated company

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$14,512,138
23andMe, Inc. Series F1	12/9/20	$1,000,002
Adagio Theraputics, Inc. Series B	11/4/20	$1,083,352
Adimab LLC	9/17/14 - 6/5/15	$31,094,459
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$0
Ambrx, Inc. Series A	11/6/20	$7,499,998
Ambrx, Inc. Series B	11/6/20	$7,500,002
Aristea Therapeutics, Inc. Series B	10/6/20	$4,611,659
Century Therapeutics, Inc. Series C	2/25/21	$12,499,996
Cerevel Therapeutics Holdings	10/27/20	$2,018,000
Cyclerion Therapeutics, Inc.	4/2/19	$1,404,026
EQRx, Inc. Series B	11/19/20	$5,000,000
Gemini Therapeutics, Inc.	2/5/21	$10,000,000
Ikena Oncology, Inc. Series B	12/21/20	$8,787,754
Instil Bio Series C	2/5/21	$14,999,998
National Resilience, Inc. Series B	12/1/20	$9,999,994
Nuvation Bio, Inc.	2/10/21	$10,000,000
Precipio, Inc.	2/3/12	$2,828,200
Royalty Pharma PLC	5/21/15	$468,770
Scorpion Therapeutics, Inc. Series B	1/8/21	$7,500,000
Seer, Inc. Class A	12/8/20	$5,000,002
Tenaya Therapeutics, Inc. Series C	1/12/21	$15,000,000
Vera Therapeutics, Inc. Series C	10/29/20	$5,000,000
Yumanity Therapeutics, Inc.	12/22/20	$3,999,999

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$120,191
Fidelity Securities Lending Cash Central Fund	4,387,871
Total	$4,508,062

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Securities Lending Cash Central Fund was $618,432,642. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Securities Lending Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Securities Lending Cash Central Fund were $2,696,837,410 and $2,805,992,758, respectively, during the period.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Acorda Therapeutics, Inc.	$3,751,237	$--	$2,055,586	$--	$(21,408,329)	$19,712,678	$--
Allena Pharmaceuticals, Inc.	56,027	1,201,499	180,622	--	(355,806)	704,617	--
Allena Pharmaceuticals, Inc.	2,851,463	--	--	--	--	(419,759)	--
aTyr Pharma, Inc.	1,510,141	255,158	--	--	--	331,358	--
Crinetics Pharmaceuticals, Inc.	20,388,606	15,729,716	--	--	--	(3,654,793)	32,463,529
Eledon Pharmaceuticals, Inc.	--	8,999,587	--	--	--	7,136,477	16,136,064
Geron Corp.	15,417,418	2,730,000	20,256,110	--	4,371,691	5,092,480	--
Hookipa Pharma, Inc.	2,327,262	16,977,957	1,093,578	--	(663,464)	2,212,783	19,760,960
Krystal Biotech, Inc.	61,375,887	19,002,999	7,717,011	--	754,616	32,445,763	105,862,254
Scholar Rock Holding Corp.	21,573,442	557,701	--	--	--	61,358,520	--
Viridian Therapeutics, Inc.	2,887,327	--	2,092,204	--	(16,920,269)	16,125,146	--
X4 Pharmaceuticals, Inc.	8,808,864	--	4,789,484	--	(1,944,496)	(40,111)	--
Total	$140,947,674	$65,454,617	$38,184,595	$--	$(36,166,057)	$141,005,159	$174,222,807

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$8,675,248,857	$8,384,275,827	$178,206,838	$112,766,192
Convertible Preferred Stocks	146,085,433	--	53,605,284	92,480,149
Money Market Funds	558,931,234	558,931,234	--	--
Total Investments in Securities:	$9,380,265,524	$8,943,207,061	$231,812,122	$205,246,341

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Common Stocks
Beginning Balance	$114,638,031
Total Realized Gain (Loss)	14,178,094
Total Unrealized Gain (Loss)	4,787,540
Cost of Purchases	--
Proceeds of Sales	(20,853,644)
Amortization/Accretion	--
Transfers in to Level 3	16,171
Transfers out of Level 3	--
Ending Balance	$112,766,192
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2021	$4,787,540
Convertible Preferred Stocks
Beginning Balance	$52,087,895
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	7,997,310
Cost of Purchases	84,482,755
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(52,087,811)
Ending Balance	$92,480,149
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2021	$7,997,310

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $504,705,489) — See accompanying schedule: Unaffiliated issuers (cost $5,502,050,605)	$8,647,111,483
Fidelity Central Funds (cost $558,893,876)	558,931,234
Other affiliated issuers (cost $103,476,067)	174,222,807
Total Investment in Securities (cost $6,164,420,548)		$9,380,265,524
Cash		329,193
Receivable for investments sold		27,581,531
Receivable for fund shares sold		15,775,766
Dividends receivable		1,439,248
Distributions receivable from Fidelity Central Funds		194,036
Prepaid expenses		51,198
Other receivables		1,183,337
Total assets		9,426,819,833
Liabilities
Payable for investments purchased	$30,573,179
Payable for fund shares redeemed	7,071,698
Accrued management fee	4,055,228
Other affiliated payables	1,121,285
Other payables and accrued expenses	1,244,439
Collateral on securities loaned	509,129,908
Total liabilities		553,195,737
Net Assets		$8,873,624,096
Net Assets consist of:
Paid in capital		$5,111,725,171
Total accumulated earnings (loss)		3,761,898,925
Net Assets		$8,873,624,096
Net Asset Value, offering price and redemption price per share ($8,873,624,096 ÷ 347,691,337 shares)		$25.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$46,624,818
Income from Fidelity Central Funds (including $4,387,871 from security lending)		4,508,062
Total income		51,132,880
Expenses
Management fee	$40,666,479
Transfer agent fees	11,286,651
Accounting fees	1,190,724
Custodian fees and expenses	116,117
Independent trustees' fees and expenses	40,918
Registration fees	115,936
Audit	74,808
Legal	10,322
Miscellaneous	134,128
Total expenses before reductions	53,636,083
Expense reductions	(533,422)
Total expenses after reductions		53,102,661
Net investment income (loss)		(1,969,781)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,912,376,973
Fidelity Central Funds	17,111
Other affiliated issuers	(36,166,057)
Foreign currency transactions	120,624
Total net realized gain (loss)		1,876,348,651
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	905,765,498
Fidelity Central Funds	(419)
Other affiliated issuers	141,005,159
Assets and liabilities in foreign currencies	1,807
Total change in net unrealized appreciation (depreciation)		1,046,772,045
Net gain (loss)		2,923,120,696
Net increase (decrease) in net assets resulting from operations		$2,921,150,915

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,969,781)	$15,224,099
Net realized gain (loss)	1,876,348,651	756,206,173
Change in net unrealized appreciation (depreciation)	1,046,772,045	(244,332,914)
Net increase (decrease) in net assets resulting from operations	2,921,150,915	527,097,358
Distributions to shareholders	(1,503,254,696)	(648,542,988)
Share transactions
Proceeds from sales of shares	1,129,372,944	456,496,894
Reinvestment of distributions	1,417,160,740	610,226,532
Cost of shares redeemed	(1,715,557,877)	(1,904,247,877)
Net increase (decrease) in net assets resulting from share transactions	830,975,807	(837,524,451)
Total increase (decrease) in net assets	2,248,872,026	(958,970,081)
Net Assets
Beginning of period	6,624,752,070	7,583,722,151
End of period	$8,873,624,096	$6,624,752,070
Other Information
Shares
Sold	47,593,369	21,609,310
Issued in reinvestment of distributions	59,356,167	27,974,462
Redeemed	(74,376,813)	(93,189,218)
Net increase (decrease)	32,572,723	(43,605,446)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Biotechnology Portfolio

Years ended February 28,	2021	2020 A	2019 B	2018 B	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$21.02	$21.14	$23.45	$20.32	$16.20
Income from Investment Operations
Net investment income (loss)C	(.01)	.05	(.04)	(.05)	(.08)
Net realized and unrealized gain (loss)	9.41	1.79	(.29)D	3.49	4.80
Total from investment operations	9.40	1.84	(.33)	3.44	4.72
Distributions from net investment income	(.07)	(.03)	–	–	–
Distributions from net realized gain	(4.84)	(1.93)	(1.98)	(.31)	(.60)
Total distributions	(4.90)E	(1.96)	(1.98)	(.31)	(.60)
Redemption fees added to paid in capitalC	–	–	–	–	–F
Net asset value, end of period	$25.52	$21.02	$21.14	$23.45	$20.32
Total ReturnG	47.35%	8.57%	(.46)%D	17.04%	29.67%
Ratios to Average Net AssetsH,I
Expenses before reductions	.70%	.72%	.72%	.74%	.75%
Expenses net of fee waivers, if any	.70%	.72%	.72%	.74%	.75%
Expenses net of all reductions	.69%	.72%	.72%	.73%	.74%
Net investment income (loss)	(.03)%	.22%	(.20)%	(.25)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$8,873,624	$6,624,752	$7,583,722	$8,940,767	$9,573,681
Portfolio turnover rateJ	78%	50%	37%	26%	28%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.53)%.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than .005%.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	36.00%	17.88%	18.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$53,192	Health Care Portfolio
$35,259	S&P 500® Index

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year ending February 28, 2021, the fund gained 36.00%, outperforming the 30.05% advance of the MSCI US IMI Health Care 25/50 Index, as well as the broad-based S&P 500® index. Versus the sector index, security selection was the primary contributor, especially within the pharmaceuticals category. Security selection in health care services and biotechnology also bolstered the fund's relative result. Not owning Merck, an index component that returned -2%, was the biggest individual relative contributor. Also bolstering performance was our overweighting in 10x Genomics, which gained about 125%. Another notable relative contributor was our overweighting in MyoKardia (+253%), a position not held at period end. Conversely, the largest detractor from performance versus the sector index was an underweighting in life sciences tools & services. Also hampering the fund's relative performance was an underweighting in health care supplies and health care facilities. The biggest individual relative detractor was an overweight position in Regeneron Pharmaceuticals (+3%). Regeneron Pharmaceuticals was among the fund's largest holdings. The fund's non-index stake in Roche Holdings, one of the fund's biggest positions, gained approximately 4%. Also holding back performance was an underweighting in Thermo Fisher Scientific, which gained 55%. This was a position we established the past 12 months. The fund's foreign holdings detracted overall, despite the tailwind of broad U.S.-dollar weakness. Notable changes in positioning include a higher allocation to the health care services and life sciences tools & services industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
UnitedHealth Group, Inc.	7.6
Humana, Inc.	5.5
Cigna Corp.	5.1
Eli Lilly & Co.	4.7
Danaher Corp.	4.7
Boston Scientific Corp.	4.6
Regeneron Pharmaceuticals, Inc.	3.4
Roche Holding AG (participation certificate)	3.2
Penumbra, Inc.	3.1
Centene Corp.	2.8
44.7

Top Industries (% of fund's net assets)

As of February 28, 2021
Health Care Providers & Services	27.0%
Biotechnology	24.7%
Health Care Equipment & Supplies	21.7%
Pharmaceuticals	16.0%
Life Sciences Tools & Services	7.3%
All Others*	3.3%

* Includes short-term investments and net other assets (liabilities).

Health Care Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Biotechnology - 24.7%
Biotechnology - 24.7%
Acceleron Pharma, Inc. (a)	480,000	$65,356,800
ADC Therapeutics SA (a)(b)	975,275	25,932,562
Agios Pharmaceuticals, Inc. (a)	600,000	28,464,000
Alnylam Pharmaceuticals, Inc. (a)	924,000	136,844,400
Arcutis Biotherapeutics, Inc. (a)	634,500	21,680,865
Argenx SE ADR (a)	690,000	228,169,200
Ascendis Pharma A/S sponsored ADR (a)	916,602	142,045,812
Avid Bioservices, Inc. (a)	1,200,000	24,696,000
BeiGene Ltd. ADR (a)	150,000	48,000,000
BioAtla, Inc.	201,306	10,689,349
Black Diamond Therapeutics, Inc. (a)	300,000	8,400,000
Blueprint Medicines Corp. (a)	400,000	39,288,000
Denali Therapeutics, Inc. (a)	500,000	35,900,000
Exelixis, Inc. (a)	1,800,000	38,988,000
Fate Therapeutics, Inc. (a)	800,000	71,776,000
Forma Therapeutics Holdings, Inc.	700,000	27,027,000
Fusion Pharmaceuticals, Inc. (a)	170,800	1,994,944
Generation Bio Co.	365,359	12,758,336
Innovent Biologics, Inc. (a)(c)	6,600,000	67,987,288
Insmed, Inc. (a)	1,143,725	40,911,043
Keros Therapeutics, Inc.	280,000	18,331,600
Kinnate Biopharma, Inc.	228,000	7,622,040
Kura Oncology, Inc. (a)	1,400,000	39,200,000
Kymera Therapeutics, Inc. (a)	420,000	20,151,600
Mirati Therapeutics, Inc. (a)	380,000	76,349,600
Morphic Holding, Inc. (a)	260,225	9,409,736
Neurocrine Biosciences, Inc. (a)	800,000	87,608,000
Novavax, Inc. (a)	375,000	86,711,250
ORIC Pharmaceuticals, Inc. (a)	710,235	23,011,614
Passage Bio, Inc.	609,600	10,984,992
Poseida Therapeutics, Inc. (c)	1,415,125	15,622,980
Poseida Therapeutics, Inc. (a)	219,578	2,424,141
Prelude Therapeutics, Inc.	600,000	37,398,000
PTC Therapeutics, Inc. (a)	553,020	31,577,442
Regeneron Pharmaceuticals, Inc. (a)	785,000	353,697,450
Relay Therapeutics, Inc. (a)	460,000	18,984,200
Repare Therapeutics, Inc.	500,000	16,450,000
Revolution Medicines, Inc.	1,280,000	58,470,400
Sage Therapeutics, Inc. (a)	175,979	14,958,215
Sarepta Therapeutics, Inc. (a)	700,000	60,942,000
Scholar Rock Holding Corp.(a)	134,347	7,268,173
Seer, Inc.	6,918	333,655
Shattuck Labs, Inc.	150,200	6,203,260
Shattuck Labs, Inc.	980,433	38,467,289
Stoke Therapeutics, Inc. (a)	600,000	35,934,000
Taysha Gene Therapies, Inc.	271,778	6,954,799
TG Therapeutics, Inc. (a)	2,240,000	98,044,800
Turning Point Therapeutics, Inc. (a)	540,000	63,671,400
uniQure B.V. (a)	506,342	18,582,751
Vaxcyte, Inc.	632,790	14,908,532
Vertex Pharmaceuticals, Inc. (a)	260,000	55,263,000
Xencor, Inc. (a)	1,280,000	63,065,600
Zentalis Pharmaceuticals, Inc. (b)	1,128,000	47,421,120
Zymeworks, Inc. (a)	867,545	31,500,559
		2,554,433,797
Capital Markets - 0.0%
Investment Banking & Brokerage - 0.0%
Vesper Healthcare Acquisition Corp. Class A (a)	600,000	6,624,000
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Jaws Acquisition Corp. (a)	600,000	8,592,000
Health Care Equipment & Supplies - 21.7%
Health Care Equipment - 21.7%
Becton, Dickinson & Co.	200,000	48,230,000
Boston Scientific Corp. (a)	12,180,000	472,340,400
Danaher Corp.	2,200,000	483,274,000
DexCom, Inc. (a)	100,000	39,778,000
Envista Holdings Corp. (a)	1,500,000	57,810,000
Genmark Diagnostics, Inc. (a)	2,000,000	39,100,000
Hologic, Inc. (a)	2,800,000	201,852,000
Insulet Corp. (a)	1,000,000	259,100,000
Intuitive Surgical, Inc. (a)	100,000	73,680,000
Masimo Corp. (a)	400,000	100,292,000
Outset Medical, Inc.	21,700	1,080,443
Outset Medical, Inc.	1,451,090	68,637,283
Penumbra, Inc. (a)(b)	1,148,419	326,644,816
Tandem Diabetes Care, Inc. (a)	750,000	71,992,500
		2,243,811,442
Health Care Providers & Services - 26.9%
Health Care Facilities - 1.9%
HCA Holdings, Inc.	700,000	120,421,000
Rede D'Oregon Sao Luiz SA (c)	5,000,000	61,650,191
Surgery Partners, Inc. (a)	400,000	15,788,000
		197,859,191
Health Care Services - 8.7%
1Life Healthcare, Inc. (a)	1,400,000	66,514,000
Alignment Healthcare Partners unit (d)(e)	2,145,460	40,167,302
Cigna Corp.	2,500,000	524,750,000
Guardant Health, Inc. (a)	600,000	88,308,000
Oak Street Health, Inc. (a)	2,750,000	145,832,500
Option Care Health, Inc. (a)	1,600,000	30,704,000
		896,275,802
Managed Health Care - 16.3%
Anthem, Inc.	120,000	36,382,800
Centene Corp. (a)	5,000,000	292,700,000
Humana, Inc.	1,500,000	569,475,000
UnitedHealth Group, Inc.	2,375,000	789,022,501
		1,687,580,301

TOTAL HEALTH CARE PROVIDERS & SERVICES		2,781,715,294

Health Care Technology - 1.9%
Health Care Technology - 1.9%
Castlight Health, Inc. (a)	1,845,550	3,137,435
Castlight Health, Inc. Class B (a)	4,000,000	6,800,000
Inspire Medical Systems, Inc. (a)	520,000	121,050,800
Phreesia, Inc. (a)	700,000	42,875,000
Veeva Systems, Inc. Class A (a)	70,000	19,607,700
		193,470,935
Life Sciences Tools & Services - 7.3%
Life Sciences Tools & Services - 7.3%
10X Genomics, Inc. (a)	20,000	3,559,800
10X Genomics, Inc. Class B (c)	1,180,000	210,028,200
Bio-Rad Laboratories, Inc. Class A (a)	150,000	87,675,000
Bruker Corp.	2,540,000	154,889,200
Lonza Group AG	190,000	119,841,719
Maravai LifeSciences Holdings, Inc.	1,000,000	32,520,000
Seer, Inc. Class A (e)	443,082	21,369,845
Thermo Fisher Scientific, Inc.	290,000	130,523,200
		760,406,964
Pharmaceuticals - 15.9%
Pharmaceuticals - 15.9%
Arvinas Holding Co. LLC (a)	500,000	39,150,000
AstraZeneca PLC (United Kingdom)	3,000,000	290,273,218
Atea Pharmaceuticals, Inc.	260,000	19,593,600
Bristol-Myers Squibb Co.	1,800,000	110,394,000
Eli Lilly & Co.	2,400,000	491,736,000
Harmony Biosciences Holdings, Inc. (c)	37,257	1,321,506
Harmony Biosciences Holdings, Inc. (a)	1,665,738	59,083,727
Nektar Therapeutics (a)(b)	2,000,000	45,380,000
Pharvaris BV	99,723	3,788,477
Pliant Therapeutics, Inc.	914,421	30,258,191
Revance Therapeutics, Inc. (a)	700,000	18,382,000
Roche Holding AG (participation certificate)	1,000,000	328,059,016
Royalty Pharma PLC (c)	1,853,000	86,294,210
Royalty Pharma PLC (a)(d)(e)	14,453	0
Royalty Pharma PLC	800,000	37,256,000
Theravance Biopharma, Inc. (a)	1,309,635	21,700,652
UCB SA	650,000	64,654,188
		1,647,324,785
Professional Services - 0.2%
Research & Consulting Services - 0.2%
Clarivate Analytics PLC (a)	900,000	20,475,000
Software - 0.6%
Application Software - 0.6%
Nuance Communications, Inc. (a)	1,500,000	66,900,000
TOTAL COMMON STOCKS
(Cost $6,528,461,580)		10,283,754,217

Convertible Preferred Stocks - 0.2%
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
dMed Biopharmaceutical Co. Ltd. (Class C) (d)(e)	380,451	7,087,802
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Aristea Therapeutics, Inc. Series B (d)(e)	1,037,400	7,479,654
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $11,123,514)		14,567,456

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.07% (f)	22,291,702	22,296,160
Fidelity Securities Lending Cash Central Fund 0.08% (f)(g)	28,137,586	28,140,400
TOTAL MONEY MARKET FUNDS
(Cost $50,434,810)		50,436,560
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $6,590,019,904)		10,348,758,233
NET OTHER ASSETS (LIABILITIES) - 0.0%		4,318,384
NET ASSETS - 100%		$10,353,076,617

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $442,904,375 or 4.3% of net assets.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $76,104,603 or 0.7% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Alignment Healthcare Partners unit	2/28/20	$26,000,002
Aristea Therapeutics, Inc. Series B	10/6/20	$5,719,912
dMed Biopharmaceutical Co. Ltd. (Class C)	12/1/20	$5,403,602
Royalty Pharma PLC	5/21/15	$1,704,009
Seer, Inc. Class A	12/8/20	$8,418,558

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$136,736
Fidelity Securities Lending Cash Central Fund	613,154
Total	$749,890

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$10,283,754,217	$9,688,581,608	$555,005,307	$40,167,302
Convertible Preferred Stocks	14,567,456	--	--	14,567,456
Money Market Funds	50,436,560	50,436,560	--	--
Total Investments in Securities:	$10,348,758,233	$9,739,018,168	$555,005,307	$54,734,758
Net unrealized appreciation on unfunded commitments	$11,504,090	$--	$11,504,090	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$147,746,771
Total Realized Gain (Loss)	48,578,778
Total Unrealized Gain (Loss)	1,461,899
Cost of Purchases	11,123,514
Proceeds of Sales	(73,378,800)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(80,797,404)
Ending Balance	$54,734,758
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2021	$1,461,899

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.8%
Switzerland	4.6%
United Kingdom	3.6%
Netherlands	2.4%
Denmark	1.4%
Cayman Islands	1.4%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $27,100,556) — See accompanying schedule: Unaffiliated issuers (cost $6,539,585,094)	$10,298,321,673
Fidelity Central Funds (cost $50,434,810)	50,436,560
Total Investment in Securities (cost $6,590,019,904)		$10,348,758,233
Foreign currency held at value (cost $140)		140
Receivable for investments sold		22,381,857
Net unrealized appreciation on unfunded commitments		11,619,290
Receivable for fund shares sold		5,048,056
Dividends receivable		14,607,665
Distributions receivable from Fidelity Central Funds		3,716
Prepaid expenses		42,237
Other receivables		751,404
Total assets		10,403,212,598
Liabilities
Payable for investments purchased	$8,964,131
Net unrealized depreciation on unfunded commitments	115,200
Payable for fund shares redeemed	6,079,142
Accrued management fee	4,693,897
Other affiliated payables	1,290,606
Other payables and accrued expenses	874,430
Collateral on securities loaned	28,118,575
Total liabilities		50,135,981
Net Assets		$10,353,076,617
Net Assets consist of:
Paid in capital		$6,287,735,681
Total accumulated earnings (loss)		4,065,340,936
Net Assets		$10,353,076,617
Net Asset Value, offering price and redemption price per share ($10,353,076,617 ÷ 321,735,063 shares)		$32.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$60,763,425
Income from Fidelity Central Funds (including $613,154 from security lending)		749,890
Total income		61,513,315
Expenses
Management fee	$48,402,050
Transfer agent fees	12,923,384
Accounting fees	1,250,592
Custodian fees and expenses	186,487
Independent trustees' fees and expenses	48,271
Registration fees	267,148
Audit	54,839
Legal	15,941
Interest	2,303
Miscellaneous	132,070
Total expenses before reductions	63,283,085
Expense reductions	(466,808)
Total expenses after reductions		62,816,277
Net investment income (loss)		(1,302,962)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,255,615,256
Fidelity Central Funds	3,565
Foreign currency transactions	(1,225,107)
Total net realized gain (loss)		1,254,393,714
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,421,421,650
Fidelity Central Funds	(633)
Unfunded commitments	11,504,090
Assets and liabilities in foreign currencies	406,331
Total change in net unrealized appreciation (depreciation)		1,433,331,438
Net gain (loss)		2,687,725,152
Net increase (decrease) in net assets resulting from operations		$2,686,422,190

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,302,962)	$11,611,040
Net realized gain (loss)	1,254,393,714	416,068,140
Change in net unrealized appreciation (depreciation)	1,433,331,438	215,998,550
Net increase (decrease) in net assets resulting from operations	2,686,422,190	643,677,730
Distributions to shareholders	(1,043,319,929)	(104,508,735)
Share transactions
Proceeds from sales of shares	2,530,824,884	845,022,583
Reinvestment of distributions	966,756,493	96,915,411
Cost of shares redeemed	(2,007,793,854)	(1,711,627,255)
Net increase (decrease) in net assets resulting from share transactions	1,489,787,523	(769,689,261)
Total increase (decrease) in net assets	3,132,889,784	(230,520,266)
Net Assets
Beginning of period	7,220,186,833	7,450,707,099
End of period	$10,353,076,617	$7,220,186,833
Other Information
Shares
Sold	84,148,004	32,388,556
Issued in reinvestment of distributions	31,895,088	3,395,775
Redeemed	(66,461,246)	(67,969,335)
Net increase (decrease)	49,581,846	(32,185,004)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Health Care Portfolio

Years ended February 28,	2021	2020 A	2019 B	2018 B	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$26.53	$24.48	$23.56	$20.89	$18.05
Income from Investment Operations
Net investment income (loss)C	–D	.04	.02	.05	.02
Net realized and unrealized gain (loss)	9.23	2.40	2.90	3.17	2.93
Total from investment operations	9.23	2.44	2.92	3.22	2.95
Distributions from net investment income	(.18)	(.03)	(.03)	(.04)	(.02)
Distributions from net realized gain	(3.40)	(.36)	(1.97)	(.51)	(.09)
Total distributions	(3.58)	(.39)	(2.00)	(.55)	(.11)
Redemption fees added to paid in capitalC	–	–	–	–	–D
Net asset value, end of period	$32.18	$26.53	$24.48	$23.56	$20.89
Total ReturnE	36.00%	9.84%	13.30%	15.49%	16.43%
Ratios to Average Net AssetsF,G
Expenses before reductions	.69%	.70%	.71%	.73%	.74%
Expenses net of fee waivers, if any	.69%	.70%	.71%	.73%	.73%
Expenses net of all reductions	.69%	.70%	.71%	.72%	.73%
Net investment income (loss)	(.01)%	.16%	.10%	.23%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$10,353,077	$7,220,187	$7,450,707	$6,923,404	$6,628,882
Portfolio turnover rateH	52%	36%I	60%I	75%	49%I

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Health Care Services Portfolio	29.43%	16.16%	14.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Services Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$38,546	Health Care Services Portfolio
$35,259	S&P 500® Index

Health Care Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Justin Segalini:  For the fiscal year ending February 28, 2021, the fund gained 29.43%, underperforming the 30.44% gain of the MSCI US IMI Health Care Providers & Services 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, positioning among various industries was the primary detractor, especially an underweighting in the health care facilities group. We also had weak security selection in insurance brokers and managed health care. Our biggest individual detractor versus the industry index was an out-of-index stake in eHealth (-50%). We reduced the position this period. Also hurting performance was an underweighting in Covetrus, which gained approximately 234%. This was a position we established the past 12 months. Also hampering performance was our lighter-than-index stake in HealthEquity, which gained 16%. HealthEquity was not held at period end. Conversely, the biggest contributor to performance versus the industry index was our stock picks in health care facilities. Security selection in health care technology and health care services also helped the fund's relative result. The biggest individual relative contributor was an overweight position in 1Life Healthcare (+154%). Also bolstering performance was our overweighting in Surgery Partners, which gained 141%. The fund's non-index stake in Change Healthcare, a position not held at period end, gained 111%. Notable changes in positioning include increased exposure to the health care services subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
UnitedHealth Group, Inc.	22.9
Cigna Corp.	11.2
Humana, Inc.	7.9
Centene Corp.	7.2
AmerisourceBergen Corp.	4.7
HCA Holdings, Inc.	3.8
Molina Healthcare, Inc.	3.7
Amedisys, Inc.	3.4
LHC Group, Inc.	3.1
Anthem, Inc.	3.1
71.0

Top Industries (% of fund's net assets)

As of February 28, 2021
Health Care Providers & Services	93.2%
Insurance	3.5%
Diversified Consumer Services	1.1%
Diversified Financial Services	1.0%
Health Care Technology	0.5%
All Others*	0.7%

* Includes short-term investments and net other assets (liabilities).

Health Care Services Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Diversified Consumer Services - 1.1%
Specialized Consumer Services - 1.1%
Service Corp. International	258,000	$12,322,080
Diversified Financial Services - 1.0%
Other Diversified Financial Services - 1.0%
Deerfield Healthcare Technology Acquisitions Corp. Class A (a)	102,280	1,297,933
Jaws Acquisition Corp. (a)(b)	647,800	9,276,496
		10,574,429
Health Care Providers & Services - 93.2%
Health Care Distributors & Services - 5.7%
AmerisourceBergen Corp.	515,600	52,189,032
Covetrus, Inc. (a)	183,500	6,818,860
McKesson Corp.	22,953	3,890,993
		62,898,885
Health Care Facilities - 10.3%
Brookdale Senior Living, Inc. (a)	2,379,900	13,851,018
HCA Holdings, Inc.	244,700	42,095,741
Rede D'Oregon Sao Luiz SA (c)	470,900	5,806,215
Surgery Partners, Inc. (a)	723,400	28,552,598
U.S. Physical Therapy, Inc.	200,600	23,518,344
		113,823,916
Health Care Services - 32.4%
1Life Healthcare, Inc. (a)	535,136	25,424,311
Alignment Healthcare Partners unit (d)(e)	181,539	3,398,773
Amedisys, Inc. (a)	147,800	37,487,992
Andlauer Healthcare Group, Inc.	184,939	5,885,612
Chemed Corp.	72,900	32,455,809
Cigna Corp.	589,572	123,751,163
CVS Health Corp.	368,000	25,071,840
Guardant Health, Inc. (a)	40,600	5,975,508
LHC Group, Inc. (a)	188,196	34,197,095
Oak Street Health, Inc. (a)	282,027	14,955,892
Option Care Health, Inc. (a)	925,632	17,762,878
Quest Diagnostics, Inc.	263,400	30,446,406
Signify Health, Inc.	2,700	89,154
		356,902,433
Managed Health Care - 44.8%
Anthem, Inc.	111,802	33,897,248
Centene Corp. (a)	1,348,250	78,926,555
Humana, Inc.	228,900	86,901,885
Molina Healthcare, Inc. (a)	187,700	40,685,852
UnitedHealth Group, Inc.	759,150	252,204,811
		492,616,351

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,026,241,585

Health Care Technology - 0.5%
Health Care Technology - 0.5%
Phreesia, Inc. (a)	98,735	6,047,519
Teladoc Health, Inc. (a)	129	28,521
		6,076,040
Insurance - 3.5%
Insurance Brokers - 3.5%
eHealth, Inc. (a)	300	17,826
GoHealth, Inc. (a)(b)	1,557,182	21,130,960
Selectquote, Inc. (b)	571,500	17,430,750
		38,579,536
TOTAL COMMON STOCKS
(Cost $531,399,218)		1,093,793,670

Money Market Funds - 4.4%
Fidelity Cash Central Fund 0.07% (f)	2,537,839	2,538,347
Fidelity Securities Lending Cash Central Fund 0.08% (f)(g)	45,660,063	45,664,629
TOTAL MONEY MARKET FUNDS
(Cost $48,202,976)		48,202,976
TOTAL INVESTMENT IN SECURITIES - 103.7%
(Cost $579,602,194)		1,141,996,646
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(41,083,208)
NET ASSETS - 100%		$1,100,913,438

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,806,215 or 0.5% of net assets.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,398,773 or 0.3% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Alignment Healthcare Partners unit	2/28/20	$2,200,001

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,552
Fidelity Securities Lending Cash Central Fund	104,687
Total	$121,239

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,093,793,670	$1,090,394,897	$--	$3,398,773
Money Market Funds	48,202,976	48,202,976	--	--
Total Investments in Securities:	$1,141,996,646	$1,138,597,873	$--	$3,398,773
Net unrealized appreciation on unfunded commitments	$2,759,299	$--	$2,759,299	$--

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $44,048,484) — See accompanying schedule: Unaffiliated issuers (cost $531,399,218)	$1,093,793,670
Fidelity Central Funds (cost $48,202,976)	48,202,976
Total Investment in Securities (cost $579,602,194)		$1,141,996,646
Receivable for investments sold		4,468,380
Net unrealized appreciation on unfunded commitments		2,759,299
Receivable for fund shares sold		1,463,729
Dividends receivable		267,562
Distributions receivable from Fidelity Central Funds		5,216
Prepaid expenses		5,084
Other receivables		87,301
Total assets		1,151,053,217
Liabilities
Payable for investments purchased	$3,356,524
Payable for fund shares redeemed	335,522
Accrued management fee	495,744
Other affiliated payables	173,945
Other payables and accrued expenses	116,844
Collateral on securities loaned	45,661,200
Total liabilities		50,139,779
Net Assets		$1,100,913,438
Net Assets consist of:
Paid in capital		$521,858,639
Total accumulated earnings (loss)		579,054,799
Net Assets		$1,100,913,438
Net Asset Value, offering price and redemption price per share ($1,100,913,438 ÷ 9,065,483 shares)		$121.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$8,233,267
Income from Fidelity Central Funds (including $104,687 from security lending)		121,239
Total income		8,354,506
Expenses
Management fee	$5,649,968
Transfer agent fees	1,704,051
Accounting fees	350,197
Custodian fees and expenses	8,051
Independent trustees' fees and expenses	5,948
Registration fees	35,064
Audit	38,684
Legal	6,230
Interest	407
Miscellaneous	21,642
Total expenses before reductions	7,820,242
Expense reductions	(22,435)
Total expenses after reductions		7,797,807
Net investment income (loss)		556,699
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	86,855,054
Fidelity Central Funds	(1,622)
Foreign currency transactions	(62,851)
Total net realized gain (loss)		86,790,581
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	178,417,849
Unfunded commitments	2,759,299
Assets and liabilities in foreign currencies	(320)
Total change in net unrealized appreciation (depreciation)		181,176,828
Net gain (loss)		267,967,409
Net increase (decrease) in net assets resulting from operations		$268,524,108

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$556,699	$2,706,224
Net realized gain (loss)	86,790,581	(27,521,941)
Change in net unrealized appreciation (depreciation)	181,176,828	75,937,774
Net increase (decrease) in net assets resulting from operations	268,524,108	51,122,057
Distributions to shareholders	(9,375,003)	(3,201,281)
Share transactions
Proceeds from sales of shares	168,402,095	234,226,310
Reinvestment of distributions	8,736,753	3,008,611
Cost of shares redeemed	(338,580,546)	(625,019,620)
Net increase (decrease) in net assets resulting from share transactions	(161,441,698)	(387,784,699)
Total increase (decrease) in net assets	97,707,407	(339,863,923)
Net Assets
Beginning of period	1,003,206,031	1,343,069,954
End of period	$1,100,913,438	$1,003,206,031
Other Information
Shares
Sold	1,602,271	2,483,026
Issued in reinvestment of distributions	89,436	28,799
Redeemed	(3,218,003)	(6,963,847)
Net increase (decrease)	(1,526,296)	(4,452,022)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Health Care Services Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$94.72	$89.28	$92.21	$89.93	$78.59
Income from Investment Operations
Net investment income (loss)B	.06	.23	.13	.11	.12
Net realized and unrealized gain (loss)	27.59	5.50	8.27	14.23	15.03
Total from investment operations	27.65	5.73	8.40	14.34	15.15
Distributions from net investment income	(.93)	(.29)	(.10)	(.10)	(.13)
Distributions from net realized gain	–	–	(11.23)	(11.96)	(3.68)
Total distributions	(.93)	(.29)	(11.33)	(12.06)	(3.81)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$121.44	$94.72	$89.28	$92.21	$89.93
Total ReturnD	29.43%	6.39%	9.61%	17.03%	19.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.75%	.76%	.77%	.78%
Expenses net of fee waivers, if any	.73%	.75%	.76%	.77%	.78%
Expenses net of all reductions	.73%	.75%	.76%	.76%	.78%
Net investment income (loss)	.05%	.25%	.14%	.12%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$1,100,913	$1,003,206	$1,343,070	$829,692	$760,108
Portfolio turnover rateG	34%	37%	60%	65%	26%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Medical Technology and Devices Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Medical Technology and Devices Portfolio	44.20%	24.13%	18.68%

 Prior to January 1, 2018, the fund was named Medical Equipment and Systems Portfolio, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Technology and Devices Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$55,421	Medical Technology and Devices Portfolio
$35,259	S&P 500® Index

Medical Technology and Devices Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year ending February 28, 2021, the fund gained 44.20%, outperforming the 42.63% gain of the MSCI U.S. IMI Custom Health Care Technology and Equipment 25/50 Linked Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially within the biotechnology category. Security selection and an underweighting in health care equipment and stock picks in health care technology also bolstered the fund's relative result. The fund's top individual relative contributor was our lighter-than-index stake in Medtronic, which gained 19% the past 12 months. Medtronic was not held at period end. Also bolstering performance was our outsized stake in Inspire Medical Systems, which gained 181%. This was a stake we established the past year. Avoiding Baxter International, an index component that returned -6%, also aided relative performance. Conversely, the primary detractor from performance versus the industry index was our security selection in managed health care. An underweighting in life sciences tools & services and a non-index position in insurance brokers also hurt the fund's relative performance. The fund's biggest individual relative detractor was an outsized stake in Becton Dickinson, which gained 4% the past 12 months. We reduced our position in this company. Another notable relative detractor was an overweighting in Boston Scientific (+3%), which was among the fund's largest holdings. Another notable relative detractor was our lighter-than-index stake in Abbott Laboratories (+58%). The company was among the biggest holdings as of February 28. Notable changes in positioning include increased exposure to the life sciences tools & services subindustry and a lower allocation to health care equipment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Medical Technology and Devices Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Thermo Fisher Scientific, Inc.	10.4
Danaher Corp.	10.1
Boston Scientific Corp.	7.1
Penumbra, Inc.	4.2
Hologic, Inc.	4.2
Abbott Laboratories	4.1
Insulet Corp.	3.7
Humana, Inc.	3.3
DexCom, Inc.	3.1
Intuitive Surgical, Inc.	2.9
53.1

Top Industries (% of fund's net assets)

As of February 28, 2021
Health Care Equipment & Supplies	59.3%
Life Sciences Tools & Services	25.4%
Health Care Providers & Services	6.7%
Health Care Technology	4.0%
Biotechnology	2.7%
All Others*	1.9%

* Includes short-term investments and net other assets (liabilities).

Medical Technology and Devices Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Preferred Securities - 0.2%
	Shares	Value
Kardium, Inc. 0% (a)(b)(c)
(Cost $19,551,861)	19,551,861	19,551,861

Common Stocks - 98.4%
Biotechnology - 2.2%
Biotechnology - 2.2%
Abcam PLC	2,280,000	53,873,372
Avid Bioservices, Inc. (d)	1,690,000	34,780,200
Burning Rock Biotech Ltd. ADR	600,000	21,594,000
Natera, Inc. (d)	515,000	59,786,350
Twist Bioscience Corp. (d)	140,000	19,269,600
		189,303,522
Capital Markets - 0.1%
Investment Banking & Brokerage - 0.1%
Vesper Healthcare Acquisition Corp. Class A (d)	600,000	6,624,000
Health Care Equipment & Supplies - 58.9%
Health Care Equipment - 56.0%
Abbott Laboratories	3,000,000	359,340,000
Ambu A/S Series B	500,000	23,153,557
Angiodynamics, Inc. (d)	775,800	16,253,010
Atricure, Inc. (d)	600,000	39,162,000
Axonics Modulation Technologies, Inc. (d)(e)	700,000	35,217,000
Becton, Dickinson & Co.	630,000	151,924,500
Boston Scientific Corp. (d)	15,850,000	614,663,000
Danaher Corp.	4,000,000	878,680,000
DexCom, Inc. (d)	684,000	272,081,520
Envista Holdings Corp. (d)	2,600,000	100,204,000
Fisher & Paykel Healthcare Corp.	1,850,000	39,098,987
Genmark Diagnostics, Inc. (d)	3,054,201	59,709,630
Hologic, Inc. (d)	5,000,000	360,450,000
IDEXX Laboratories, Inc. (d)	50,000	26,008,500
Insulet Corp. (d)	1,251,119	324,164,933
Intersect ENT, Inc. (d)(f)	2,500,000	57,025,000
Intuitive Surgical, Inc. (d)	340,000	250,512,000
iRhythm Technologies, Inc. (d)	40,000	6,436,000
Masimo Corp. (d)	640,000	160,467,200
Nevro Corp. (d)	625,000	103,237,500
Outset Medical, Inc.	17,194	856,089
Outset Medical, Inc.	1,006,234	47,595,371
Penumbra, Inc. (d)(e)	1,290,000	366,914,700
ResMed, Inc.	1,000,000	192,780,000
Shockwave Medical, Inc. (d)(e)	300,000	35,028,000
Stryker Corp.	600,000	145,614,000
Tandem Diabetes Care, Inc. (d)	1,500,000	143,985,000
Venus MedTech Hangzhou, Inc. (H Shares) (d)(g)	900,000	7,971,430
ViewRay, Inc. (d)(e)(f)	8,800,000	38,368,000
		4,856,900,927
Health Care Supplies - 2.9%
Align Technology, Inc. (d)	135,000	76,559,850
Nanosonics Ltd. (d)(f)	21,800,000	101,147,280
Pulmonx Corp.	180,000	10,229,400
West Pharmaceutical Services, Inc.	228,000	63,988,200
		251,924,730

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		5,108,825,657

Health Care Providers & Services - 6.5%
Health Care Services - 3.2%
Cigna Corp.	828,000	173,797,200
Guardant Health, Inc. (d)	700,000	103,026,000
		276,823,200
Managed Health Care - 3.3%
Humana, Inc.	750,000	284,737,500

TOTAL HEALTH CARE PROVIDERS & SERVICES		561,560,700

Health Care Technology - 3.9%
Health Care Technology - 3.9%
Castlight Health, Inc. (d)	983,300	1,671,610
Castlight Health, Inc. Class B (d)	5,300,000	9,010,000
Health Catalyst, Inc. (d)	1,000,600	48,519,094
Inspire Medical Systems, Inc. (d)	640,000	148,985,600
Phreesia, Inc. (d)	800,000	49,000,000
Veeva Systems, Inc. Class A (d)	280,000	78,430,800
		335,617,104
Life Sciences Tools & Services - 25.4%
Life Sciences Tools & Services - 25.4%
10X Genomics, Inc. (d)	280,000	49,837,200
10X Genomics, Inc. Class B (g)	392,772	69,909,488
Avantor, Inc. (d)	3,400,000	94,758,000
Bio-Rad Laboratories, Inc. Class A (d)	220,000	128,590,000
Bio-Techne Corp.	228,000	82,465,320
Bruker Corp.	4,000,000	243,920,000
Charles River Laboratories International, Inc. (d)	574,000	164,244,360
Lonza Group AG	300,000	189,223,767
Maravai LifeSciences Holdings, Inc.	1,400,000	45,528,000
Nanostring Technologies, Inc. (d)	340,000	23,728,600
Sartorius Stedim Biotech	280,000	122,295,907
Seer, Inc.	1,557,632	67,612,132
Sotera Health Co.	1,000,000	26,150,000
Thermo Fisher Scientific, Inc.	2,000,000	900,159,999
		2,208,422,773
Professional Services - 0.2%
Research & Consulting Services - 0.2%
Clarivate Analytics PLC (d)	900,000	20,475,000
Software - 0.8%
Application Software - 0.8%
Nuance Communications, Inc. (d)	1,600,000	71,360,000
Textiles, Apparel & Luxury Goods - 0.4%
Apparel, Accessories & Luxury Goods - 0.4%
Essilor International SA	200,000	32,626,650
TOTAL COMMON STOCKS
(Cost $4,944,144,870)		8,534,815,406

Convertible Preferred Stocks - 1.2%
Biotechnology - 0.5%
Biotechnology - 0.5%
Element Biosciences, Inc. Series B (a)(c)(d)	2,385,223	17,936,877
Inscripta, Inc. Series D (a)(c)	3,938,731	20,993,436
		38,930,313
Health Care Equipment & Supplies - 0.2%
Health Care Supplies - 0.2%
Kardium, Inc. Series D6 (a)(c)	13,783,189	14,001,515
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
Conformal Medical, Inc. Series C (a)(c)	2,605,625	11,386,581
dMed Biopharmaceutical Co. Ltd. (Class C) (a)(c)	309,255	5,761,421
		17,148,002
Health Care Technology - 0.1%
Health Care Technology - 0.1%
PrognomIQ, Inc.:
Series A5 (a)(c)	833,333	2,783,332
Series B (a)(c)	2,735,093	9,135,211
		11,918,543
Textiles, Apparel & Luxury Goods - 0.2%
Textiles - 0.2%
Freenome, Inc. Series C (a)(c)	2,268,156	17,805,025
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $80,202,235)		99,803,398

Money Market Funds - 4.1%
Fidelity Cash Central Fund 0.07% (h)	29,302,286	29,308,147
Fidelity Securities Lending Cash Central Fund 0.08% (h)(i)	325,585,624	325,618,183
TOTAL MONEY MARKET FUNDS
(Cost $354,926,330)		354,926,330
TOTAL INVESTMENT IN SECURITIES - 103.9%
(Cost $5,398,825,296)		9,009,096,995
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(335,797,686)
NET ASSETS - 100%		$8,673,299,309

Legend

 (a) Level 3 security

 (b) Security is perpetual in nature with no stated maturity date.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $119,355,259 or 1.4% of net assets.

 (d) Non-income producing

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated company

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $77,880,918 or 0.9% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Conformal Medical, Inc. Series C	7/24/20	$9,554,996
dMed Biopharmaceutical Co. Ltd. (Class C)	12/1/20	$4,392,395
Element Biosciences, Inc. Series B	12/13/19	$12,500,000
Freenome, Inc. Series C	8/14/20	$14,999,996
Inscripta, Inc. Series D	11/13/20	$18,000,001
Kardium, Inc. Series D6	12/30/20	$14,001,515
Kardium, Inc. 0%	12/30/20	$19,551,861
PrognomIQ, Inc. Series A5	8/20/20	$503,333
PrognomIQ, Inc. Series B	9/11/20	$6,249,999

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$136,948
Fidelity Securities Lending Cash Central Fund	204,003
Total	$340,951

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Intersect ENT, Inc.	$14,316,000	$31,980,414	$5,065,157	$--	$4,538	$15,789,205	$57,025,000
Nanosonics Ltd.	92,968,430	6,353,555	5,398,930	--	887,643	6,336,582	101,147,280
ViewRay, Inc.	16,646,000	8,487,095	--	--	--	13,234,905	38,368,000
Total	$123,930,430	$46,821,064	$10,464,087	$--	$892,181	$35,360,692	$196,540,280

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$8,534,815,406	$8,197,757,486	$337,057,920	$--
Convertible Preferred Stocks	99,803,398	--	--	99,803,398
Money Market Funds	354,926,330	354,926,330	--	--
Preferred Securities	19,551,861	--	--	19,551,861
Total Investments in Securities:	$9,009,096,995	$8,552,683,816	$337,057,920	$119,355,259
Net unrealized depreciation on unfunded commitments	$(192,000)	$--	$(192,000)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$26,711,731
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	19,601,163
Cost of Purchases	67,702,235
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(14,211,731)
Ending Balance	$99,803,398
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2021	$19,601,163
Other Investments in Securities
Beginning Balance	$3,270,007
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	--
Cost of Purchases	19,551,861
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(3,270,007)
Ending Balance	$19,551,861
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2021	$--

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Medical Technology and Devices Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $318,289,719) — See accompanying schedule: Unaffiliated issuers (cost $4,921,282,184)	$8,457,630,385
Fidelity Central Funds (cost $354,926,330)	354,926,330
Other affiliated issuers (cost $122,616,782)	196,540,280
Total Investment in Securities (cost $5,398,825,296)		$9,009,096,995
Receivable for investments sold		19,605,174
Receivable for fund shares sold		9,953,763
Dividends receivable		500,069
Distributions receivable from Fidelity Central Funds		20,957
Prepaid expenses		25,921
Other receivables		262,679
Total assets		9,039,465,558
Liabilities
Payable for investments purchased	$27,299,035
Net unrealized depreciation on unfunded commitments	192,000
Payable for fund shares redeemed	7,707,010
Accrued management fee	3,933,818
Other affiliated payables	1,105,843
Other payables and accrued expenses	318,925
Collateral on securities loaned	325,609,618
Total liabilities		366,166,249
Net Assets		$8,673,299,309
Net Assets consist of:
Paid in capital		$4,652,415,194
Total accumulated earnings (loss)		4,020,884,115
Net Assets		$8,673,299,309
Net Asset Value, offering price and redemption price per share ($8,673,299,309 ÷ 115,663,163 shares)		$74.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$23,632,748
Income from Fidelity Central Funds (including $204,003 from security lending)		340,951
Total income		23,973,699
Expenses
Management fee	$38,159,179
Transfer agent fees	10,599,725
Accounting fees	1,171,349
Custodian fees and expenses	88,778
Independent trustees' fees and expenses	38,172
Registration fees	153,885
Audit	40,444
Legal	11,696
Interest	693
Miscellaneous	113,497
Total expenses before reductions	50,377,418
Expense reductions	(279,688)
Total expenses after reductions		50,097,730
Net investment income (loss)		(26,124,031)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	875,969,136
Fidelity Central Funds	(12,038)
Other affiliated issuers	892,181
Foreign currency transactions	(171,740)
Total net realized gain (loss)		876,677,539
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,625,859,248
Affiliated issuers	35,360,692
Unfunded commitments	(192,000)
Assets and liabilities in foreign currencies	7,532
Total change in net unrealized appreciation (depreciation)		1,661,035,472
Net gain (loss)		2,537,713,011
Net increase (decrease) in net assets resulting from operations		$2,511,588,980

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(26,124,031)	$(9,728,901)
Net realized gain (loss)	876,677,539	276,923,920
Change in net unrealized appreciation (depreciation)	1,661,035,472	196,604,918
Net increase (decrease) in net assets resulting from operations	2,511,588,980	463,799,937
Distributions to shareholders	(514,309,620)	(118,431,567)
Share transactions
Proceeds from sales of shares	1,910,160,299	705,581,911
Reinvestment of distributions	484,677,137	111,785,832
Cost of shares redeemed	(1,777,583,064)	(1,891,615,421)
Net increase (decrease) in net assets resulting from share transactions	617,254,372	(1,074,247,678)
Total increase (decrease) in net assets	2,614,533,732	(728,879,308)
Net Assets
Beginning of period	6,058,765,577	6,787,644,885
End of period	$8,673,299,309	$6,058,765,577
Other Information
Shares
Sold	27,985,720	12,747,720
Issued in reinvestment of distributions	7,325,256	1,859,380
Redeemed	(28,081,786)	(34,440,758)
Net increase (decrease)	7,229,190	(19,833,658)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Medical Technology and Devices Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$55.88	$52.92	$46.09	$41.48	$33.75
Income from Investment Operations
Net investment income (loss)B	(.24)	(.08)	(.04)	.05	.01
Net realized and unrealized gain (loss)	24.19	4.10	10.40	7.31	9.87
Total from investment operations	23.95	4.02	10.36	7.36	9.88
Distributions from net investment income	–	–	–	(.08)	–
Distributions from net realized gain	(4.84)	(1.06)	(3.53)	(2.67)	(2.15)
Total distributions	(4.84)	(1.06)	(3.53)	(2.75)	(2.15)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$74.99	$55.88	$52.92	$46.09	$41.48
Total ReturnD	44.20%	7.46%	23.85%	18.01%	30.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.71%	.73%	.76%	.76%
Expenses net of fee waivers, if any	.70%	.71%	.73%	.76%	.76%
Expenses net of all reductions	.70%	.71%	.73%	.75%	.76%
Net investment income (loss)	(.36)%	(.15)%	(.07)%	.11%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$8,673,299	$6,058,766	$6,787,645	$4,063,926	$3,134,376
Portfolio turnover rateG	58%	35%	43%	77%	55%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Pharmaceuticals Portfolio	20.46%	10.36%	13.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$34,479	Pharmaceuticals Portfolio
$35,259	S&P 500® Index

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Karim Suwwan de Felipe:  For the fiscal year ending February 28, 2021, the fund gained 20.46%, outperforming the 19.37% gain of the MSCI North America IMI + ADR Custom Pharmaceuticals 25/50 Linked Index, but underperforming the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially within the biotechnology category. The biggest individual relative contributor was an overweight position in Eli Lilly (+65%). Eli Lilly was the fund's biggest holding at period end. The fund's non-index stake in Immunomedics, a position not held at period end, gained roughly 229%. Another notable relative contributor was our lighter-than-index stake in Merck (-2%). The company was among our largest holdings. In contrast, the largest detractor from performance versus the industry index was our stock picks in pharmaceuticals. The fund's biggest individual relative detractor was our lighter-than-index stake in MyoKardia, which gained 255% the past 12 months. MyoKardia was not held at period end. Another notable relative detractor was an out-of-index stake in Roche Holdings (+5%). This was among the fund's largest holdings. Another notable relative detractor was an overweighting in Sanofi (+2%), which was among our biggest holdings. The fund's foreign holdings detracted overall, despite the tailwind of broad U.S.-dollar weakness.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Pharmaceuticals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Eli Lilly & Co.	10.3
AstraZeneca PLC sponsored ADR	9.8
Bristol-Myers Squibb Co.	9.1
Sanofi SA sponsored ADR	8.4
Roche Holding AG (participation certificate)	7.0
Johnson & Johnson	5.0
Merck & Co., Inc.	4.5
Zoetis, Inc. Class A	4.2
Novartis AG sponsored ADR	4.2
Amgen, Inc.	3.6
66.1

Top Industries (% of fund's net assets)

As of February 28, 2021
Pharmaceuticals	79.1%
Biotechnology	16.1%
Health Care Equipment & Supplies	2.0%
Life Sciences Tools & Services	1.4%
Diversified Financial Services	0.2%
All Others*	1.2%

* Includes short-term investments and net other assets (liabilities).

Pharmaceuticals Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Biotechnology - 15.6%
Biotechnology - 15.6%
Acceleron Pharma, Inc. (a)	68,800	$9,367,808
Amgen, Inc.	134,000	30,139,280
Argenx SE (a)	17,400	5,787,448
Argenx SE ADR (a)	11,000	3,637,480
Ascendis Pharma A/S sponsored ADR (a)	51,300	7,949,961
Athenex, Inc. (a)	166,800	2,018,280
BioNTech SE ADR (a)(b)	50,148	5,467,636
Blueprint Medicines Corp. (a)	80,300	7,887,066
ChemoCentryx, Inc. (a)	7,000	474,880
Galapagos Genomics NV sponsored ADR (a)	36,900	3,047,940
Generation Bio Co.	30,411	1,061,952
Innovent Biologics, Inc. (a)(c)	279,500	2,879,159
Kalvista Pharmaceuticals, Inc. (a)	99,000	3,254,130
Leap Therapeutics, Inc. warrants 1/31/26 (a)	606,000	684,756
Mersana Therapeutics, Inc. (a)	142,000	2,581,560
PTC Therapeutics, Inc. (a)	136,600	7,799,860
Springworks Therapeutics, Inc. (a)	44,300	3,812,015
TG Therapeutics, Inc. (a)	41,900	1,833,963
Translate Bio, Inc. (a)	219,500	5,123,130
uniQure B.V. (a)	132,113	4,848,547
Vertex Pharmaceuticals, Inc. (a)	83,400	17,726,670
Xencor, Inc. (a)	49,568	2,442,215
		129,825,736
Health Care Equipment & Supplies - 2.0%
Health Care Equipment - 2.0%
Becton, Dickinson & Co.	46,700	11,261,705
Boston Scientific Corp. (a)	149,600	5,801,488
		17,063,193
Life Sciences Tools & Services - 1.4%
Life Sciences Tools & Services - 1.4%
Bruker Corp.	116,900	7,128,562
Sartorius Stedim Biotech	9,400	4,105,648
		11,234,210
Personal Products - 0.0%
Personal Products - 0.0%
MedAvail Holdings, Inc. (a)	3,333	46,295
Pharmaceuticals - 79.1%
Pharmaceuticals - 79.1%
AstraZeneca PLC sponsored ADR (b)	1,691,100	81,815,418
Atea Pharmaceuticals, Inc.	15,200	1,145,472
Axsome Therapeutics, Inc. (a)(b)	43,400	2,923,424
Bausch Health Cos., Inc. (Canada) (a)	501,700	15,789,003
Bristol-Myers Squibb Co.	1,239,580	76,023,441
Catalent, Inc. (a)	75,400	8,573,734
Elanco Animal Health, Inc. (a)	172,400	5,665,064
Eli Lilly & Co.	416,961	85,431,140
GlaxoSmithKline PLC sponsored ADR	126,200	4,241,582
Harmony Biosciences Holdings, Inc. (a)	128,014	4,540,657
Harmony Biosciences Holdings, Inc. (c)	4,463	158,303
Horizon Therapeutics PLC (a)	316,100	28,736,651
Intra-Cellular Therapies, Inc. (a)	107,000	3,791,010
Johnson & Johnson	264,050	41,841,363
Merck & Co., Inc.	515,936	37,467,272
Nektar Therapeutics (a)(b)	368,233	8,355,207
Novartis AG sponsored ADR (b)	405,396	34,827,570
Perrigo Co. PLC	118,100	4,766,516
Reata Pharmaceuticals, Inc. (a)(b)	55,300	6,760,978
Richter Gedeon PLC	157,700	4,498,128
Roche Holding AG (participation certificate)	178,516	58,563,783
Royalty Pharma PLC	283,500	13,202,595
Sanofi SA sponsored ADR	1,524,322	69,951,137
UCB SA	253,200	25,185,293
Zoetis, Inc. Class A	225,200	34,960,048
Zogenix, Inc. (a)	800	16,968
		659,231,757
TOTAL COMMON STOCKS
(Cost $568,905,175)		817,401,191

Convertible Preferred Stocks - 0.7%
Biotechnology - 0.5%
Biotechnology - 0.5%
23andMe, Inc. Series F1 (d)	172,911	3,974,835
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
Paragon Biosciences Emalex Capital, Inc. Series C (d)(e)	158,879	1,700,005
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series C (a)(d)(e)	200	131,038
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,782,381)		5,805,878

Money Market Funds - 13.4%
Fidelity Cash Central Fund 0.07% (f)	2,504,691	2,505,192
Fidelity Securities Lending Cash Central Fund 0.08% (f)(g)	109,391,594	109,402,533
TOTAL MONEY MARKET FUNDS
(Cost $111,907,725)		111,907,725
TOTAL INVESTMENT IN SECURITIES - 112.2%
(Cost $685,595,281)		935,114,794
NET OTHER ASSETS (LIABILITIES) - (12.2)%		(101,735,110)
NET ASSETS - 100%		$833,379,684

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,037,462 or 0.4% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,805,878 or 0.7% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F1	12/9/20	$3,000,006
Castle Creek Pharmaceutical Holdings, Inc. Series C	12/9/19	$82,370
Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	$1,700,005

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,992
Fidelity Securities Lending Cash Central Fund	108,070
Total	$129,062

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Securities Lending Cash Central Fund was $32,218,667. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Securities Lending Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Securities Lending Cash Central Fund were $441,629,242 and $364,445,888, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$817,401,191	$752,365,204	$65,035,987	$--
Convertible Preferred Stocks	5,805,878	--	3,974,835	1,831,043
Money Market Funds	111,907,725	111,907,725	--	--
Total Investments in Securities:	$935,114,794	$864,272,929	$69,010,822	$1,831,043

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	65.8%
Switzerland	11.2%
France	8.9%
Ireland	4.1%
Belgium	3.4%
Canada	1.9%
Netherlands	1.7%
Denmark	1.0%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $105,887,144) — See accompanying schedule: Unaffiliated issuers (cost $573,687,556)	$823,207,069
Fidelity Central Funds (cost $111,907,725)	111,907,725
Total Investment in Securities (cost $685,595,281)		$935,114,794
Foreign currency held at value (cost $1,834,699)		1,834,699
Receivable for investments sold		4,757,259
Receivable for fund shares sold		272,580
Dividends receivable		4,059,830
Distributions receivable from Fidelity Central Funds		14,218
Prepaid expenses		4,500
Other receivables		155,387
Total assets		946,213,267
Liabilities
Payable for investments purchased	$1,834,808
Payable for fund shares redeemed	833,243
Accrued management fee	375,876
Other affiliated payables	149,603
Other payables and accrued expenses	238,228
Collateral on securities loaned	109,401,825
Total liabilities		112,833,583
Net Assets		$833,379,684
Net Assets consist of:
Paid in capital		$560,150,069
Total accumulated earnings (loss)		273,229,615
Net Assets		$833,379,684
Net Asset Value, offering price and redemption price per share ($833,379,684 ÷ 34,835,718 shares)		$23.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$15,984,832
Income from Fidelity Central Funds (including $108,070 from security lending)		129,062
Total income		16,113,894
Expenses
Management fee	$4,513,939
Transfer agent fees	1,555,500
Accounting fees	291,221
Custodian fees and expenses	70,333
Independent trustees' fees and expenses	4,719
Registration fees	51,677
Audit	37,740
Legal	3,098
Interest	792
Miscellaneous	18,663
Total expenses before reductions	6,547,682
Expense reductions	(35,279)
Total expenses after reductions		6,512,403
Net investment income (loss)		9,601,491
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	75,659,144
Fidelity Central Funds	(136)
Foreign currency transactions	(4,839)
Total net realized gain (loss)		75,654,169
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	69,230,862
Assets and liabilities in foreign currencies	69,671
Total change in net unrealized appreciation (depreciation)		69,300,533
Net gain (loss)		144,954,702
Net increase (decrease) in net assets resulting from operations		$154,556,193

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,601,491	$10,028,605
Net realized gain (loss)	75,654,169	65,450,148
Change in net unrealized appreciation (depreciation)	69,300,533	5,301,157
Net increase (decrease) in net assets resulting from operations	154,556,193	80,779,910
Distributions to shareholders	(72,330,079)	(66,086,434)
Share transactions
Proceeds from sales of shares	263,105,559	129,274,481
Reinvestment of distributions	68,862,070	62,770,076
Cost of shares redeemed	(345,098,612)	(190,057,404)
Net increase (decrease) in net assets resulting from share transactions	(13,130,983)	1,987,153
Total increase (decrease) in net assets	69,095,131	16,680,629
Net Assets
Beginning of period	764,284,553	747,603,924
End of period	$833,379,684	$764,284,553
Other Information
Shares
Sold	11,435,481	5,749,544
Issued in reinvestment of distributions	3,007,054	2,784,673
Redeemed	(14,811,031)	(8,808,887)
Net increase (decrease)	(368,496)	(274,670)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Pharmaceuticals Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.71	$21.07	$18.82	$18.11	$18.20
Income from Investment Operations
Net investment income (loss)B	.27	.29	.29	.27	.22
Net realized and unrealized gain (loss)	4.04	2.29	2.34	.74	(.13)
Total from investment operations	4.31	2.58	2.63	1.01	.09
Distributions from net investment income	(.31)	(.31)	(.28)	(.25)	(.18)
Distributions from net realized gain	(1.79)	(1.64)	(.10)	(.05)	–
Total distributions	(2.10)	(1.94)C	(.38)	(.30)	(.18)
Redemption fees added to paid in capitalB	–	–	–	–	–D
Net asset value, end of period	$23.92	$21.71	$21.07	$18.82	$18.11
Total ReturnE	20.46%	12.06%	14.15%	5.61%	.57%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.78%	.80%	.81%	.80%
Expenses net of fee waivers, if any	.77%	.78%	.79%	.81%	.80%
Expenses net of all reductions	.76%	.77%	.79%	.80%	.79%
Net investment income (loss)	1.13%	1.36%	1.48%	1.44%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$833,380	$764,285	$747,604	$744,563	$1,000,937
Portfolio turnover rateH	32%	52%	55%	89%	77%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Biotechnology Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 205,246,341	Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$0.59 - $56.72 / $28.58	Increase
			Premium rate	21.2% - 30.9% / 26.2%	Increase
			Parity price	$0.05	Increase
		Discounted cash flow	Discount rate	8.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Medical Technology and Devices Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 99,803,398	Market approach	Transaction price	$1.02 - $14.20 / $4.74	Increase
			Premium rate	16.6% - 45.9% / 28.1%	Increase
Preferred Securities	$ 19,551,861	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Biotechnology Portfolio	$1,119,921
Health Care Portfolio	745,937
Health Care Services Portfolio	83,321
Medical Technology and Devices Portfolio	246,482
Pharmaceuticals Portfolio	150,873

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred Trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$6,202,465,917	$3,565,306,330	$(387,506,723)	$3,177,799,607
Health Care Portfolio	6,639,307,722	3,928,501,432	(207,546,831)	3,720,954,601
Health Care Services Portfolio	596,796,626	559,287,885	(11,328,566)	547,959,319
Medical Technology and Devices Portfolio	5,407,516,774	3,649,776,645	(48,388,424)	3,601,388,221
Pharmaceuticals Portfolio	688,261,389	267,570,779	(20,717,374)	246,853,405

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$44,472,065	$540,745,367	$3,177,801,414
Health Care Portfolio	31,831,453	312,819,335	3,721,436,083
Health Care Services Portfolio	857,464	30,323,368	547,957,290
Medical Technology and Devices Portfolio	80,028,279	339,709,005	3,601,393,312
Pharmaceuticals Portfolio	6,928,532	19,516,513	246,935,441

The tax character of distributions paid was as follows:

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$153,648,169	$1,349,606,527	$1,503,254,696
Health Care Portfolio	180,426,644	862,893,285	1,043,319,929
Health Care Services Portfolio	9,375,003	–	9,375,003
Medical Technology and Devices Portfolio	5,369,657	508,939,963	514,309,620
Pharmaceuticals Portfolio	23,917,701	48,412,378	72,330,079

February 29, 2020
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$10,687,837	$637,855,151	$648,542,988
Health Care Portfolio	8,393,187	96,115,548	104,508,735
Health Care Services Portfolio	3,201,281	–	3,201,281
Medical Technology and Devices Portfolio	–	118,431,567	118,431,567
Pharmaceuticals Portfolio	17,857,599	48,228,835	66,086,434

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Biotechnology Portfolio	99,265,489	1.12

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, Health Care Portfolio, Health Care Services Portfolio and Medical Technology and Devices Portfolio had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	5,832,883,692	6,486,993,160
Health Care Portfolio	5,087,518,799	4,650,079,899
Health Care Services Portfolio	357,167,051	528,821,728
Medical Technology and Devices Portfolio	4,195,793,844	4,122,302,752
Pharmaceuticals Portfolio	264,687,424	340,020,055

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.23%	.53%
Health Care Portfolio	.30%	.23%	.53%
Health Care Services Portfolio	.30%	.23%	.53%
Medical Technology and Devices Portfolio	.30%	.23%	.53%
Pharmaceuticals Portfolio	.30%	.23%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.15%
Health Care Portfolio	.14%
Health Care Services Portfolio	.16%
Medical Technology and Devices Portfolio	.15%
Pharmaceuticals Portfolio	.18%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Biotechnology Portfolio	.02
Health Care Portfolio	.01
Health Care Services Portfolio	.03
Medical Technology and Devices Portfolio	.02
Pharmaceuticals Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$282,704
Health Care Portfolio	94,080
Health Care Services Portfolio	13,984
Medical Technology and Devices Portfolio	88,981
Pharmaceuticals Portfolio	8,032

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Health Care Portfolio	Borrower	$19,022,077.34%		$2,303
Health Care Services Portfolio	Borrower	$5,452,000	1.34%	$407
Medical Technology and Devices Portfolio	Borrower	$10,542,429.34%		$693
Pharmaceuticals Portfolio	Borrower	$8,128,200.70%		$792

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	390,453,953	355,369,222
Health Care Portfolio	593,189,690	460,378,494
Health Care Services Portfolio	51,426,571	32,993,199
Medical Technology and Devices Portfolio	433,943,857	263,191,265
Pharmaceuticals Portfolio	50,362,194	29,720,921

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 4,971,286 shares of the Health Care Portfolio were redeemed in-kind for investments and cash with a value of $122,939,907. The Fund had a net realized gain of $52,017,323 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Health Care Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Biotechnology Portfolio	$12,300
Medical Technology and Devices Portfolio	16,906
Pharmaceuticals Portfolio	2,666

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Biotechnology Portfolio	$16,535
Health Care Portfolio	19,503
Health Care Services Portfolio	2,421
Medical Technology and Devices Portfolio	15,479
Pharmaceuticals Portfolio	1,918

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Biotechnology Portfolio	$435,356	$692,686	$4,329,203
Health Care Portfolio	$55,344	$153,197	$–
Health Care Services Portfolio	$8,789	$1,960	$–
Medical Technology and Devices Portfolio	$20,658	$133	$–
Pharmaceuticals Portfolio	$10,070	$35,507	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset expenses. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Custodian credits
Biotechnology Portfolio	$504,097	$1,689
Health Care Portfolio	435,995	418
Health Care Services Portfolio	18,463	–
Medical Technology and Devices Portfolio	254,161	–
Pharmaceuticals Portfolio	32,281	121

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Biotechnology Portfolio	$27,636
Health Care Portfolio	30,395
Health Care Services Portfolio	3,972
Medical Technology and Devices Portfolio	25,527
Pharmaceuticals Portfolio	2,877

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio and Pharmaceuticals Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodians, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Biotechnology Portfolio	.69%
Actual		$1,000.00	$1,240.00	$3.83
Hypothetical-C		$1,000.00	$1,021.37	$3.46
Health Care Portfolio	.69%
Actual		$1,000.00	$1,111.00	$3.61
Hypothetical-C		$1,000.00	$1,021.37	$3.46
Health Care Services Portfolio	.72%
Actual		$1,000.00	$1,112.20	$3.77
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Medical Technology and Devices Portfolio	.69%
Actual		$1,000.00	$1,142.20	$3.66
Hypothetical-C		$1,000.00	$1,021.37	$3.46
Pharmaceuticals Portfolio	.76%
Actual		$1,000.00	$1,036.70	$3.84
Hypothetical-C		$1,000.00	$1,021.03	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Biotechnology Portfolio	04/12/2021	04/09/2021	$0.032	$1.671
Health Care Portfolio	04/12/2021	04/09/2021	$0.041	$1.039
Health Care Services Portfolio	04/12/2021	04/09/2021	$0.095	$3.347
Medical Technology and Devices Portfolio	04/12/2021	04/09/2021	$0.000	$3.633
Pharmaceuticals Portfolio	04/12/2021	04/09/2021	$0.054	$0.721

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Biotechnology Portfolio	$1,584,228,672
Health Care Portfolio	$1,030,726,607
Health Care Services Portfolio	$30,627,276
Medical Technology and Devices Portfolio	$714,819,240
Pharmaceuticals Portfolio	$50,837,213

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Biotechnology Portfolio
April 2020	99%
December 2020	25%
Health Care Portfolio
April 2020	48%
December 2020	20%
Health Care Services Portfolio
April 2020	100%
December 2020	100%
Medical Technology and Devices Portfolio
April 2020	–%
December 2020	100%
Pharmaceuticals Portfolio
April 2020	81%
December 2020	38%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Biotechnology Portfolio
April 2020	100%
December 2020	26%
Health Care Portfolio
April 2020	82%
December 2020	34%
Health Care Services Portfolio
April 2020	100%
December 2020	100%
Medical Technology and Devices Portfolio
April 2020	–%
December 2020	100%
Pharmaceuticals Portfolio
April 2020	70%
December 2020	71%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April, 2020	December, 2020
Biotechnology Portfolio	–%	100%
Health Care Portfolio	100%	100%
Health Care Services Portfolio	–%	–%
Medical Technology and Devices Portfolio	–%	100%
Pharmaceuticals Portfolio	100%	100%

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Technology and Devices Portfolio

Pharmaceuticals Portfolio

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,463,705,305.665	92.437
Withheld	2,655,951,104.308	7.563
TOTAL	35,119,656,409.973	100.000
Donald F. Donahue
Affirmative	32,446,843,861.354	92.389
Withheld	2,672,812,548.619	7.611
TOTAL	35,119,656,409.973	100.000
Bettina Doulton
Affirmative	32,610,463,757.584	92.855
Withheld	2,509,192,652.389	7.145
TOTAL	35,119,656,409.973	100.000
Vicki L. Fuller
Affirmative	32,688,213,522.720	93.077
Withheld	2,431,442,887.253	6.923
TOTAL	35,119,656,409.973	100.000
Patricia L. Kampling
Affirmative	32,313,755,598.535	92.010
Withheld	2,805,900,811.438	7.990
TOTAL	35,119,656,409.973	100.000
Alan J. Lacy
Affirmative	31,990,158,754.948	91.089
Withheld	3,129,497,655.026	8.911
TOTAL	35,119,656,409.973	100.000
Ned C. Lautenbach
Affirmative	32,043,019,991.143	91.240
Withheld	3,076,636,418.830	8.760
TOTAL	35,119,656,409.973	100.000
Robert A. Lawrence
Affirmative	32,150,842,398.009	91.547
Withheld	2,968,814,011.965	8.453
TOTAL	35,119,656,409.973	100.000
Joseph Mauriello
Affirmative	32,082,201,213.166	91.351
Withheld	3,037,455,196.807	8.649
TOTAL	35,119,656,409.973	100.000
Cornelia M. Small
Affirmative	32,207,976,835.934	91.709
Withheld	2,911,679,574.039	8.291
TOTAL	35,119,656,409.973	100.000
Garnett A. Smith
Affirmative	32,102,654,343.096	91.409
Withheld	3,017,002,066.877	8.591
TOTAL	35,119,656,409.973	100.000
David M. Thomas
Affirmative	32,150,749,424.556	91.546
Withheld	2,968,906,985.418	8.454
TOTAL	35,119,656,409.973	100.000
Susan Tomasky
Affirmative	32,381,933,484.515	92.205
Withheld	2,737,722,925.459	7.795
TOTAL	35,119,656,409.973	100.000
Michael E. Wiley
Affirmative	32,135,064,741.973	91.502
Withheld	2,984,591,668.000	8.498
TOTAL	35,119,656,409.973	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELHC-ANN-0421
1.813640.116

Fidelity® Select Portfolios®
Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio (to be renamed Fidelity Environment and Alternative Energy Fund effective May 1, 2021)

Industrials Portfolio

Transportation Portfolio

Annual Report

February 28, 2021

Contents

Note to Shareholders
Air Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Defense and Aerospace Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Environment and Alternative Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Industrials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	12.76%	8.77%	11.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,766	Air Transportation Portfolio
$35,259	S&P 500® Index

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Matthew Moulis:  For the fiscal year ending February 28, 2021, the fund gained 12.76%, trailing the 16.94% advance of the Nasdaq North America Air Transportation Total Return Linked Index, as well as the broad-based S&P 500® index. The largest detractor from performance versus the industry index was an overweighting and security selection in air freight & logistics. An underweighting coupled with subpar picks among airlines stocks hurt as well. Modest out-of-index exposure to the building products category further pressured performance. The fund's largest individual relative detractor was an underweighting in FedEx, which gained approximately 83% the past 12 months. The company was among our biggest holdings on February 28. Also holding back performance was our overweighting in Air Transport Services, which gained roughly 50% and was one of the portfolio's largest holdings. Further hampering the fund’s relative result was our lighter-than-index stake in United Parcel Service, which gained about 80% and was another of the fund's biggest holdings. Conversely, the largest contributor to performance versus the industry index was an underweighting and stock picking within the aerospace & defense group. Non-index allocations to trucking and application software firms also bolstered the fund's relative return. Our largest individual relative contributor was an underweighting in Boeing, which returned -23% the past 12 months. We increased our exposure to the stock this period. Also bolstering performance was our lighter-than-index stake in the shares of Raytheon Technologies, which returned roughly -4% and was one of our largest holdings as of period end. Another key relative contributor was an underweighting in Spirit Aerosystem (-19%). Notable changes in positioning include increased exposure to the air freight & logistics segment and a lower allocation to aerospace & defense companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Air Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Air Transport Services Group, Inc.	7.8
Delta Air Lines, Inc.	7.2
United Parcel Service, Inc. Class B	6.6
Raytheon Technologies Corp.	6.0
Southwest Airlines Co.	5.8
Alaska Air Group, Inc.	4.7
FedEx Corp.	4.5
Teledyne Technologies, Inc.	4.3
United Airlines Holdings, Inc.	4.0
SkyWest, Inc.	3.6
54.5

Top Industries (% of fund's net assets)

As of February 28, 2021
Airlines	31.5%
Aerospace & Defense	29.9%
Air Freight & Logistics	26.6%
Machinery	4.5%
Road & Rail	2.1%
All Others*	5.4%

* Includes short-term investments and net other assets (liabilities).

Air Transportation Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
Aerospace & Defense - 29.9%
Aerospace & Defense - 29.9%
CAE, Inc.	315,500	$8,349,866
Elbit Systems Ltd. (Israel)	15,500	2,016,843
HEICO Corp. Class A	24,400	2,824,544
Heroux-Devtek, Inc. (a)	167,200	2,018,067
Howmet Aerospace, Inc.	275,300	7,738,683
Huntington Ingalls Industries, Inc.	4,900	861,959
Moog, Inc. Class A	65,200	5,063,432
Northrop Grumman Corp.	11,200	3,266,592
Raytheon Technologies Corp.	300,400	21,625,796
Spirit AeroSystems Holdings, Inc. Class A	45,100	1,931,633
Teledyne Technologies, Inc. (a)	42,000	15,582,000
Textron, Inc.	183,300	9,227,322
The Boeing Co.	58,410	12,383,504
TransDigm Group, Inc. (a)	19,700	11,360,399
Virgin Galactic Holdings, Inc. (a)(b)	104,200	3,879,366
		108,130,006
Air Freight & Logistics - 26.6%
Air Freight & Logistics - 26.6%
Air Transport Services Group, Inc. (a)	1,063,550	28,226,617
Atlas Air Worldwide Holdings, Inc. (a)(b)	231,400	12,757,082
C.H. Robinson Worldwide, Inc.	6,300	572,355
Cargojet, Inc.	68,900	10,344,745
Echo Global Logistics, Inc. (a)	29,700	827,442
Expeditors International of Washington, Inc.	21,100	1,937,824
FedEx Corp.	63,700	16,211,650
Hub Group, Inc. Class A (a)	28,800	1,658,304
United Parcel Service, Inc. Class B	150,550	23,761,307
		96,297,326
Airlines - 31.5%
Airlines - 31.5%
Air Canada (a)	464,300	9,157,575
Alaska Air Group, Inc.	263,100	17,106,762
Allegiant Travel Co. (b)	27,400	6,910,006
Copa Holdings SA Class A	43,300	3,969,311
Delta Air Lines, Inc.	546,102	26,180,130
Global Crossing Airlines Group (a)	5,000	8,958
Hawaiian Holdings, Inc.	300	8,046
Jet2 PLC	43,900	889,288
Mesa Air Group, Inc. (a)(b)	118,700	1,448,140
SkyWest, Inc.	228,200	12,863,634
Southwest Airlines Co.	359,400	20,891,922
United Airlines Holdings, Inc. (a)	274,900	14,481,732
		113,915,504
Building Products - 0.1%
Building Products - 0.1%
Carrier Global Corp.	8,270	302,103
Internet & Direct Marketing Retail - 1.0%
Internet & Direct Marketing Retail - 1.0%
Points International Ltd. (a)	221,500	3,488,625
IT Services - 0.8%
IT Consulting & Other Services - 0.8%
CACI International, Inc. Class A (a)	13,000	2,877,420
Machinery - 4.5%
Industrial Machinery - 4.5%
Otis Worldwide Corp.	3,685	234,771
Park-Ohio Holdings Corp.	49,490	1,600,012
RBC Bearings, Inc. (a)(b)	47,800	9,515,068
Woodward, Inc.	41,400	4,728,708
		16,078,559
Road & Rail - 2.1%
Trucking - 2.1%
J.B. Hunt Transport Services, Inc.	1,600	234,992
Knight-Swift Transportation Holdings, Inc. Class A	27,700	1,196,640
Landstar System, Inc.	1,900	304,266
Ryder System, Inc.	7,200	487,944
Schneider National, Inc. Class B	20,600	476,478
TFI International, Inc.	59,100	4,126,362
U.S. Xpress Enterprises, Inc. (a)	21,900	202,575
U.S.A. Truck, Inc. (a)	10,400	144,560
Universal Logistics Holdings, Inc.	15,300	358,173
		7,531,990
Trading Companies & Distributors - 0.5%
Trading Companies & Distributors - 0.5%
Air Lease Corp. Class A	38,600	1,770,196
Willis Lease Finance Corp. (a)	6,000	193,800
		1,963,996
TOTAL COMMON STOCKS
(Cost $239,005,705)		350,585,529

Money Market Funds - 4.4%
Fidelity Cash Central Fund 0.07% (c)	10,443,463	10,445,552
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	5,700,785	5,701,355
TOTAL MONEY MARKET FUNDS
(Cost $16,146,907)		16,146,907
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $255,152,612)		366,732,436
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(5,181,546)
NET ASSETS - 100%		$361,550,890

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,118
Fidelity Securities Lending Cash Central Fund	164,843
Total	$176,961

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$350,585,529	$350,585,529	$--	$--
Money Market Funds	16,146,907	16,146,907	--	--
Total Investments in Securities:	$366,732,436	$366,732,436	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.5%
Canada	10.5%
Panama	1.1%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $5,041,883) — See accompanying schedule: Unaffiliated issuers (cost $239,005,705)	$350,585,529
Fidelity Central Funds (cost $16,146,907)	16,146,907
Total Investment in Securities (cost $255,152,612)		$366,732,436
Receivable for investments sold		371,267
Receivable for fund shares sold		1,319,487
Dividends receivable		349,559
Distributions receivable from Fidelity Central Funds		2,255
Prepaid expenses		2,133
Other receivables		2,686
Total assets		368,779,823
Liabilities
Payable for investments purchased	$362,191
Payable for fund shares redeemed	907,396
Accrued management fee	153,834
Other affiliated payables	68,246
Other payables and accrued expenses	36,616
Collateral on securities loaned	5,700,650
Total liabilities		7,228,933
Net Assets		$361,550,890
Net Assets consist of:
Paid in capital		$274,265,900
Total accumulated earnings (loss)		87,284,990
Net Assets		$361,550,890
Net Asset Value, offering price and redemption price per share ($361,550,890 ÷ 5,446,563 shares)		$66.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$1,566,204
Income from Fidelity Central Funds (including $164,843 from security lending)		176,961
Total income		1,743,165
Expenses
Management fee	$1,428,151
Transfer agent fees	615,236
Accounting fees	104,917
Custodian fees and expenses	16,193
Independent trustees' fees and expenses	1,412
Registration fees	57,893
Audit	38,280
Legal	830
Miscellaneous	8,335
Total expenses before reductions	2,271,247
Expense reductions	(32,640)
Total expenses after reductions		2,238,607
Net investment income (loss)		(495,442)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(21,495,851)
Fidelity Central Funds	718
Foreign currency transactions	6,282
Total net realized gain (loss)		(21,488,851)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	84,474,328
Fidelity Central Funds	(84)
Total change in net unrealized appreciation (depreciation)		84,474,244
Net gain (loss)		62,985,393
Net increase (decrease) in net assets resulting from operations		$62,489,951

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(495,442)	$3,469,072
Net realized gain (loss)	(21,488,851)	25,989,344
Change in net unrealized appreciation (depreciation)	84,474,244	(62,958,416)
Net increase (decrease) in net assets resulting from operations	62,489,951	(33,500,000)
Distributions to shareholders	(5,293,284)	(26,369,146)
Share transactions
Proceeds from sales of shares	328,745,456	68,675,973
Reinvestment of distributions	5,072,639	25,095,120
Cost of shares redeemed	(245,559,011)	(124,669,961)
Net increase (decrease) in net assets resulting from share transactions	88,259,084	(30,898,868)
Total increase (decrease) in net assets	145,455,751	(90,768,014)
Net Assets
Beginning of period	216,095,139	306,863,153
End of period	$361,550,890	$216,095,139
Other Information
Shares
Sold	6,518,277	889,941
Issued in reinvestment of distributions	121,734	339,914
Redeemed	(4,752,310)	(1,681,395)
Net increase (decrease)	1,887,701	(451,540)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Air Transportation Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$60.72	$76.52	$82.64	$76.04	$60.60
Income from Investment Operations
Net investment income (loss)B	(.10)	.90C	.54	.48D	.32
Net realized and unrealized gain (loss)	7.07	(10.09)	1.73	13.85	15.61
Total from investment operations	6.97	(9.19)	2.27	14.33	15.93
Distributions from net investment income	(.32)	(.70)	(.48)	(.38)	(.25)
Distributions from net realized gain	(1.00)	(5.92)	(7.91)	(7.36)	(.24)
Total distributions	(1.31)E	(6.61)E	(8.39)	(7.73)E	(.49)
Redemption fees added to paid in capitalB	–	–	–	–F	–F
Net asset value, end of period	$66.38	$60.72	$76.52	$82.64	$76.04
Total ReturnG	12.76%	(13.48)%	3.79%	19.07%	26.30%
Ratios to Average Net AssetsH,I
Expenses before reductions	.85%	.81%	.81%	.82%	.85%
Expenses net of fee waivers, if any	.84%	.81%	.81%	.82%	.85%
Expenses net of all reductions	.83%	.81%	.81%	.82%	.84%
Net investment income (loss)	(.18)%	1.19%C	.70%	.59%D	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$361,551	$216,095	$306,863	$382,530	$394,143
Portfolio turnover rateJ	93%	95%	32%	86%	106%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.54 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .48%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.22 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .31%.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	0.69%	13.87%	12.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,419	Defense and Aerospace Portfolio
$35,259	S&P 500® Index

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Jonathan Siegmann:  For the fiscal year ending February 28, 2021, the fund gained 0.69%, trailing the 1.47% advance of the MSCI US IMI Aerospace & Defense 25/50 Linked Index, as well as the broad-based S&P 500® index. The largest detractor from performance versus the industry index was security selection in aerospace & defense. Also hindering performance were out-of-index allocations to the industrial conglomerates and IT consulting & other services groups. An underweighting in Maxar Technologies, a position we established this period, was the fund's biggest individual relative detractor and gained approximately 215% the past 12 months. Further pressuring performance was our smaller-than-index exposure to Axon Enterprise, which gained 114% and was another holding we established during the reporting period. Also hindering performance was our sizable overweighting in Northrop Grumman, which returned -9% and was one of the portfolio’s largest positions. Conversely, the biggest contributor to performance versus the industry index was non-index exposure to the industrial machinery segment. A modest out-of-index weighting in trading companies & distributors also bolstered the fund's relative result. The leading individual relative contributor was our lighter-than-index stake in Lockheed Martin, which returned -8% this period. We meaningfully decreased our position in the company during the past year. Also adding value was our outsized holding in the shares of Kratos Defense & Security Solutions, which gained 69% and was one of the fund’s biggest positions at period end. Another notable relative contributor was an overweighting in HEICO (+32%), also a sizable holding within the portfolio on February 28.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Defense and Aerospace Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
The Boeing Co.	17.1
Northrop Grumman Corp.	12.5
TransDigm Group, Inc.	10.4
Teledyne Technologies, Inc.	7.9
BWX Technologies, Inc.	5.0
HEICO Corp. Class A	4.8
Huntington Ingalls Industries, Inc.	4.8
Kratos Defense & Security Solutions, Inc.	4.2
Moog, Inc. Class A	4.2
Woodward, Inc.	3.8
74.7

Top Industries (% of fund's net assets)

As of February 28, 2021
Aerospace & Defense	88.7%
Machinery	5.6%
IT Services	2.5%
Trading Companies & Distributors	2.5%
Air Freight & Logistics	0.2%
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).

Defense and Aerospace Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Aerospace & Defense - 88.7%
Aerospace & Defense - 88.7%
AerSale Corp. (a)(b)	300,000	$2,955,000
Airbus Group NV	500,000	58,087,327
Axon Enterprise, Inc. (a)	77,803	12,875,618
BWX Technologies, Inc.	1,400,000	81,214,000
Curtiss-Wright Corp.	10,000	1,104,900
Elbit Systems Ltd. (b)	325,000	41,294,500
General Dynamics Corp.	65,000	10,625,550
HEICO Corp. Class A	685,000	79,295,600
Huntington Ingalls Industries, Inc.	450,000	79,159,500
Kratos Defense & Security Solutions, Inc. (a)	2,500,000	68,750,000
Lockheed Martin Corp.	15,000	4,953,750
Maxar Technologies, Inc.	350,000	16,747,500
Moog, Inc. Class A	875,000	67,952,500
Northrop Grumman Corp.	700,000	204,162,000
Parsons Corp. (a)(b)	1,250,000	44,675,000
Raytheon Technologies Corp.	825,000	59,391,750
Teledyne Technologies, Inc. (a)	350,000	129,850,000
The Boeing Co.	1,325,000	280,913,251
TransDigm Group, Inc. (a)	295,000	170,117,650
Triumph Group, Inc.	900,000	13,113,000
Vectrus, Inc. (a)	484,639	26,461,289
		1,453,699,685
Air Freight & Logistics - 0.2%
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc. (a)	100,000	2,654,000
IT Services - 2.5%
IT Consulting & Other Services - 2.5%
Booz Allen Hamilton Holding Corp. Class A	30,000	2,314,200
CACI International, Inc. Class A (a)	170,000	37,627,800
		39,942,000
Machinery - 5.6%
Industrial Machinery - 5.6%
Barnes Group, Inc.	50,000	2,617,500
ESCO Technologies, Inc.	75,000	7,925,250
RBC Bearings, Inc. (a)	90,000	17,915,400
Woodward, Inc.	550,000	62,821,000
		91,279,150
Trading Companies & Distributors - 2.5%
Trading Companies & Distributors - 2.5%
AerCap Holdings NV (a)	550,000	26,499,000
Air Lease Corp. Class A	325,000	14,904,500
		41,403,500
TOTAL COMMON STOCKS
(Cost $995,162,216)		1,628,978,335

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.07% (c)	6,175,555	6,176,790
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	12,100,096	12,101,306
TOTAL MONEY MARKET FUNDS
(Cost $18,278,096)		18,278,096
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $1,013,440,312)		1,647,256,431
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(9,062,834)
NET ASSETS - 100%		$1,638,193,597

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,885
Fidelity Securities Lending Cash Central Fund	406,018
Total	$408,903

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,628,978,335	$1,570,891,008	$58,087,327	$--
Money Market Funds	18,278,096	18,278,096	--	--
Total Investments in Securities:	$1,647,256,431	$1,589,169,104	$58,087,327	$--

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $11,691,510) — See accompanying schedule: Unaffiliated issuers (cost $995,162,216)	$1,628,978,335
Fidelity Central Funds (cost $18,278,096)	18,278,096
Total Investment in Securities (cost $1,013,440,312)		$1,647,256,431
Receivable for investments sold		13,349,245
Receivable for fund shares sold		759,352
Dividends receivable		2,292,350
Distributions receivable from Fidelity Central Funds		37,571
Prepaid expenses		17,079
Other receivables		126,973
Total assets		1,663,839,001
Liabilities
Payable for investments purchased	$10,754,634
Payable for fund shares redeemed	1,580,904
Accrued management fee	744,534
Other affiliated payables	306,947
Other payables and accrued expenses	156,937
Collateral on securities loaned	12,101,448
Total liabilities		25,645,404
Net Assets		$1,638,193,597
Net Assets consist of:
Paid in capital		$1,114,500,943
Total accumulated earnings (loss)		523,692,654
Net Assets		$1,638,193,597
Net Asset Value, offering price and redemption price per share ($1,638,193,597 ÷ 100,608,360 shares)		$16.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$8,275,620
Income from Fidelity Central Funds (including $406,018 from security lending)		408,903
Total income		8,684,523
Expenses
Management fee	$9,772,261
Transfer agent fees	3,649,956
Accounting fees	563,865
Custodian fees and expenses	16,529
Independent trustees' fees and expenses	11,653
Registration fees	55,168
Audit	39,079
Legal	3,385
Interest	10,832
Miscellaneous	65,698
Total expenses before reductions	14,188,426
Expense reductions	(69,004)
Total expenses after reductions		14,119,422
Net investment income (loss)		(5,434,899)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(89,430,502)
Fidelity Central Funds	(610)
Foreign currency transactions	20,818
Total net realized gain (loss)		(89,410,294)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(50,481,888)
Assets and liabilities in foreign currencies	(10,224)
Total change in net unrealized appreciation (depreciation)		(50,492,112)
Net gain (loss)		(139,902,406)
Net increase (decrease) in net assets resulting from operations		$(145,337,305)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,434,899)	$43,682,052
Net realized gain (loss)	(89,410,294)	96,143,855
Change in net unrealized appreciation (depreciation)	(50,492,112)	(188,436,207)
Net increase (decrease) in net assets resulting from operations	(145,337,305)	(48,610,300)
Distributions to shareholders	(52,505,082)	(79,290,455)
Share transactions
Proceeds from sales of shares	299,665,979	1,019,400,280
Reinvestment of distributions	49,624,011	75,052,031
Cost of shares redeemed	(1,242,213,028)	(1,032,851,200)
Net increase (decrease) in net assets resulting from share transactions	(892,923,038)	61,601,111
Total increase (decrease) in net assets	(1,090,765,425)	(66,299,644)
Net Assets
Beginning of period	2,728,959,022	2,795,258,666
End of period	$1,638,193,597	$2,728,959,022
Other Information
Shares(a)
Sold	21,539,155	56,160,058
Issued in reinvestment of distributions	3,901,259	4,058,280
Redeemed	(89,147,504)	(57,771,315)
Net increase (decrease)	(63,707,090)	2,447,023

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Defense and Aerospace Portfolio

Years ended February 28,	2021	2020 A	2019 B	2018 B	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$16.61	$17.27	$18.45	$13.83	$10.81
Income from Investment Operations
Net investment income (loss)C	(.04)	.27D	.11	.09E	.13F
Net realized and unrealized gain (loss)	.06G	(.45)	.33	5.14	3.52
Total from investment operations	.02	(.18)	.44	5.23	3.65
Distributions from net investment income	(.05)	(.22)	(.10)	(.07)	(.12)
Distributions from net realized gain	(.30)	(.26)	(1.52)	(.54)	(.51)
Total distributions	(.35)	(.48)	(1.62)	(.61)	(.63)
Redemption fees added to paid in capitalC	–	–	–	–	–H
Net asset value, end of period	$16.28	$16.61	$17.27	$18.45	$13.83
Total ReturnI	.69%	(1.32)%	3.57%	38.46%	34.36%
Ratios to Average Net AssetsJ,K
Expenses before reductions	.77%	.75%	.75%	.76%	.79%
Expenses net of fee waivers, if any	.77%	.74%	.75%	.76%	.79%
Expenses net of all reductions	.76%	.74%	.75%	.76%	.79%
Net investment income (loss)	(.29)%	1.49%D	.66%	.58%E	1.03%F
Supplemental Data
Net assets, end of period (000 omitted)	$1,638,194	$2,728,959	$2,795,259	$3,073,789	$1,601,468
Portfolio turnover rateL	30%	40%	44%	32%	24%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.18 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .48%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .14%.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

 G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio	38.97%	16.36%	9.34%

 If disclosing performance data prior to 7/1/10: Prior to July 1, 2010, the fund was named Environmental Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,418	Environment and Alternative Energy Portfolio
$35,259	S&P 500® Index

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year ending February 28, 2021, the fund gained 38.97%, trailing the 56.95% advance of the FTSE Environmental Opportunities & Alternative Energy Index, but outperforming the broad-based S&P 500® index. The largest detractor from performance versus the industry index was security selection in the energy-efficiency group. Stock picks in the renewable & alternative energy segment also hurt. The fund's biggest individual relative detractor was an underweighting in Tesla, a large index component that gained about 406% the past 12 months. Tesla was the fund’s largest holding at period end. Also hampering performance was an underweighting in Danaher, which advanced roughly 53%. This was a stake we established the past year. Our overweighting in Cosan SA Industria E Comerico, which returned approximately -9%, further detracted. In contrast, the largest contributor to performance versus the industry index was security selection and an underweighting in the waste management & technologies category. Also boosting the fund's relative result was an underweighting in environmental support services. Not owning Waste Management, an index component that gained 2%, was the largest individual relative contributor. Avoiding Engie, an index component that returned about -11%, also helped. Our lighter-than-index stake in Zoetis (+17%), a position we established the past 12 months, further aided relative performance. Notable changes in positioning this period included a higher allocation to the energy efficiency group and a reduction to the fund’s weighting in environmental support services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Environment and Alternative Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Tesla, Inc.	14.2
Honeywell International, Inc.	7.4
Danaher Corp.	4.8
Eaton Corp. PLC	4.3
3M Co.	4.1
TE Connectivity Ltd.	4.0
Cummins, Inc.	3.7
Trane Technologies PLC	3.7
EMCOR Group, Inc.	2.9
Hubbell, Inc. Class B	2.8
51.9

Top Industries (% of fund's net assets)

As of February 28, 2021
Energy Efficiency	55.5%
Renewable & Alternative Energy	11.0%
Other	9.6%
Water Infrastructure & Technologies	8.8%
Environmental Support Services	7.0%
All Others*	8.1%

* Includes short-term investments and net other assets (liabilities).

Environment and Alternative Energy Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Energy Efficiency - 55.5%
Buildings Energy Efficiency - 12.8%
A.O. Smith Corp.	121,940	$7,239,578
Acuity Brands, Inc.	40,380	4,978,854
Carlisle Companies, Inc.	47,680	6,925,520
Comfort Systems U.S.A., Inc.	141,110	8,740,353
Owens Corning	78,930	6,394,909
Trane Technologies PLC	88,880	13,619,971
		47,899,185
Diversified Energy Efficiency - 7.4%
Honeywell International, Inc.	137,037	27,729,437
Industrial Energy Efficiency - 9.3%
EMCOR Group, Inc.	110,378	10,747,506
Linde PLC	39,270	9,592,483
Minerals Technologies, Inc.	63,570	4,528,091
Regal Beloit Corp.	71,634	9,790,219
		34,658,299
Power Network Efficiency - 7.1%
Eaton Corp. PLC	125,110	16,288,071
Hubbell, Inc. Class B	58,200	10,331,082
		26,619,153
Transport Energy Efficiency - 18.9%
BorgWarner, Inc.	196,910	8,860,950
Innospec, Inc.	86,417	8,680,588
Tesla, Inc. (a)	78,490	53,019,990
		70,561,528

TOTAL ENERGY EFFICIENCY		207,467,602

Environmental Support Services - 7.0%
Carbon and Other Environmental - 0.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,660	262,032
Diversified Environmental - 6.9%
3M Co.	87,812	15,372,369
Air Products & Chemicals, Inc.	3,090	789,866
Dover Corp.	79,630	9,815,194
		25,977,429

TOTAL ENVIRONMENTAL SUPPORT SERVICES		26,239,461

Food Agriculture & Forestry - 1.3%
Logistics, Food Safety and Packaging - 0.9%
Corbion NV	2,840	161,393
Zoetis, Inc. Class A	19,950	3,097,038
		3,258,431
Sustainable and Efficient Agriculture - 0.4%
Deere & Co.	4,780	1,668,794

TOTAL FOOD AGRICULTURE& FORESTRY		4,927,225

Miscellaneous Environmental - 7.3%
Other Environmental - 7.3%
Accenture PLC Class A	10,170	2,551,653
American Express Co.	9,930	1,343,132
Amgen, Inc.	5,920	1,331,526
Bank of New York Mellon Corp.	29,210	1,231,494
BlackRock, Inc. Class A	4,320	3,000,240
HCA Holdings, Inc.	16,310	2,805,809
Microsoft Corp.	7,350	1,707,993
Oracle Corp.	18,530	1,195,370
Procter & Gamble Co.	10,920	1,348,948
Reliance Steel & Aluminum Co.	26,720	3,532,384
Robert Half International, Inc.	44,840	3,488,104
Steelcase, Inc. Class A	176,230	2,456,646
Visa, Inc. Class A	6,650	1,412,394
		27,405,693
Pollution Control - 3.7%
Pollution Control Solutions - 3.7%
Cummins, Inc.	55,162	13,967,018
Renewable & Alternative Energy - 11.0%
Biofuels - 1.7%
Cosan SA Industria e Comercio	423,470	6,150,826
Renewable Energy Developers and Independent Power Producers - 8.1%
Colbun SA	19,520,060	3,645,736
Enel SpA	255,730	2,411,253
Hollysys Automation Technologies Ltd.	89,061	1,341,259
Iberdrola SA	241,310	3,035,266
Johnson Controls International PLC	14,130	788,313
ORSTED A/S (b)	16,770	2,715,547
TE Connectivity Ltd.	113,600	14,771,408
The AES Corp.	56,700	1,505,952
		30,214,734
Solar Energy Generation Equipment - 0.2%
First Solar, Inc. (a)	6,930	561,469
Sunrun, Inc. (a)	5,500	344,190
		905,659
Wind Power Generation Equipment - 1.0%
SolarEdge Technologies, Inc. (a)	3,210	957,575
Vestas Wind Systems A/S	14,930	2,799,750
		3,757,325

TOTAL RENEWABLE & ALTERNATIVE ENERGY		41,028,544

Waste Management & Technologies - 3.1%
Recycling and Value Added Waste Processing - 3.1%
Schnitzer Steel Industries, Inc. Class A	143,050	4,940,947
Steel Dynamics, Inc.	155,650	6,471,927
		11,412,874
Water Infrastructure & Technologies - 8.8%
Diversified Water Infrastructure and Technology - 4.8%
Danaher Corp.	82,550	18,133,759
Water Infrastructure - 4.0%
Crane Co.	50,317	4,219,584
IDEX Corp.	48,280	9,422,808
Roper Technologies, Inc.	3,240	1,223,489
		14,865,881

TOTAL WATER INFRASTRUCTURE & TECHNOLOGIES		32,999,640

TOTAL COMMON STOCKS
(Cost $293,965,329)		365,448,057

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.07% (c)
(Cost $8,161,296)	8,159,664	8,161,296
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $302,126,625)		373,609,353
NET OTHER ASSETS (LIABILITIES) - 0.1%		372,151
NET ASSETS - 100%		$373,981,504

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,715,547 or 0.7% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,363
Fidelity Securities Lending Cash Central Fund	2,309
Total	$8,672

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$365,448,057	$360,237,054	$5,211,003	$--
Money Market Funds	8,161,296	8,161,296	--	--
Total Investments in Securities:	$373,609,353	$368,398,350	$5,211,003	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.5%
Ireland	11.5%
Switzerland	4.0%
Brazil	1.7%
Denmark	1.4%
Chile	1.0%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $293,965,329)	$365,448,057
Fidelity Central Funds (cost $8,161,296)	8,161,296
Total Investment in Securities (cost $302,126,625)		$373,609,353
Receivable for fund shares sold		1,024,996
Dividends receivable		668,074
Distributions receivable from Fidelity Central Funds		386
Prepaid expenses		1,082
Other receivables		1,162
Total assets		375,305,053
Liabilities
Payable for fund shares redeemed	$1,052,839
Accrued management fee	162,799
Other affiliated payables	70,820
Other payables and accrued expenses	37,091
Total liabilities		1,323,549
Net Assets		$373,981,504
Net Assets consist of:
Paid in capital		$305,633,976
Total accumulated earnings (loss)		68,347,528
Net Assets		$373,981,504
Net Asset Value, offering price and redemption price per share ($373,981,504 ÷ 12,401,805 shares)		$30.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$3,759,357
Income from Fidelity Central Funds (including $2,309 from security lending)		8,672
Total income		3,768,029
Expenses
Management fee	$1,122,205
Transfer agent fees	488,409
Accounting fees	82,463
Custodian fees and expenses	10,812
Independent trustees' fees and expenses	1,047
Registration fees	34,875
Audit	45,506
Legal	759
Miscellaneous	6,087
Total expenses before reductions	1,792,163
Expense reductions	(9,506)
Total expenses after reductions		1,782,657
Net investment income (loss)		1,985,372
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,213,245)
Fidelity Central Funds	413
Foreign currency transactions	(689)
Total net realized gain (loss)		(3,213,521)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	68,277,951
Assets and liabilities in foreign currencies	6,535
Total change in net unrealized appreciation (depreciation)		68,284,486
Net gain (loss)		65,070,965
Net increase (decrease) in net assets resulting from operations		$67,056,337

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,985,372	$1,937,125
Net realized gain (loss)	(3,213,521)	11,966,522
Change in net unrealized appreciation (depreciation)	68,284,486	(20,698,037)
Net increase (decrease) in net assets resulting from operations	67,056,337	(6,794,390)
Distributions to shareholders	(13,727,960)	(4,290,450)
Share transactions
Proceeds from sales of shares	204,311,751	109,059,408
Reinvestment of distributions	13,015,832	4,066,285
Cost of shares redeemed	(78,130,888)	(81,544,645)
Net increase (decrease) in net assets resulting from share transactions	139,196,695	31,581,048
Total increase (decrease) in net assets	192,525,072	20,496,208
Net Assets
Beginning of period	181,456,432	160,960,224
End of period	$373,981,504	$181,456,432
Other Information
Shares
Sold	7,351,508	4,278,847
Issued in reinvestment of distributions	653,424	156,342
Redeemed	(3,226,046)	(3,270,425)
Net increase (decrease)	4,778,886	1,164,764

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Environment and Alternative Energy Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.80	$24.92	$26.31	$23.89	$18.20
Income from Investment Operations
Net investment income (loss)B	.24	.27	.24	.27	.20
Net realized and unrealized gain (loss)	8.02	(.81)	(.25)	3.83	5.78
Total from investment operations	8.26	(.54)	(.01)	4.10	5.98
Distributions from net investment income	(.26)	(.23)	(.22)	(.22)	(.16)
Distributions from net realized gain	(1.64)	(.35)	(1.16)	(1.46)	(.13)
Total distributions	(1.90)	(.58)	(1.38)	(1.68)	(.29)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$30.16	$23.80	$24.92	$26.31	$23.89
Total ReturnD	38.97%	(2.35)%	.39%	17.73%	33.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.85%	.87%	.87%	.94%
Expenses net of fee waivers, if any	.85%	.85%	.87%	.87%	.94%
Expenses net of all reductions	.85%	.85%	.87%	.86%	.94%
Net investment income (loss)	.95%	1.08%	.96%	1.07%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$373,982	$181,456	$160,960	$188,383	$137,674
Portfolio turnover rateG	28%	49%	62%	47%	82%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio	21.41%	11.45%	9.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,592	Industrials Portfolio
$35,259	S&P 500® Index

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Janet Glazer:  For the fiscal year ending February 28, 2021, the fund gained 21.41%, underperforming the 29.25% gain of the MSCI US IMI Industrials 25/50 Linked Index, as well as the broad-based S&P 500® index. The primary factors detracting from performance versus the sector index were stock picks and an overweighting in industrial conglomerates. Stock selection and an underweighting in construction machinery & heavy trucks and an underweighting in agricultural & farm machinery also hurt. The biggest individual relative detractor was an overweight position in Roper Technologies (+8%), the fund's largest holding. Another notable relative detractor was an outsized stake in TransDigm Group (-5%), which was among the fund's biggest holdings. Also hurting performance was an underweighting in United Parcel Service (UPS), which gained about 80%. UPS was not held at period end. In contrast, the biggest contributor to performance versus the sector index was an underweighting in aerospace & defense. Also bolstering the fund's relative performance was an overweighting in electrical components & equipment and in human resource & employment services. The fund's top individual relative contributor was our lighter-than-index stake in Lockheed Martin, which returned -8% the past 12 months. Lockheed Martin was not held at period end. Also lifting performance was our lighter-than-index stake in Boeing, which returned -23%. We increased our position here the past year. Another notable relative contributor was an overweighting in XPO Logistics (+49%), which was one of the fund's largest holdings this period. Notable changes in positioning include a lower allocation to the railroads and aerospace & defense subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Roper Technologies, Inc.	9.9
General Electric Co.	6.6
Honeywell International, Inc.	5.7
AMETEK, Inc.	5.1
TriNet Group, Inc.	4.5
The Boeing Co.	4.5
United Rentals, Inc.	4.4
Colfax Corp.	4.3
ITT, Inc.	3.2
Parker Hannifin Corp.	2.9
51.1

Top Industries (% of fund's net assets)

As of February 28, 2021
Machinery	23.4%
Industrial Conglomerates	22.2%
Aerospace & Defense	12.8%
Electrical Equipment	10.1%
Road & Rail	7.4%
All Others*	24.1%

* Includes short-term investments and net other assets (liabilities).

Industrials Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value
Aerospace & Defense - 12.8%
Aerospace & Defense - 12.8%
Axon Enterprise, Inc. (a)	11,500	$1,903,135
HEICO Corp. Class A	58,798	6,806,456
Raytheon Technologies Corp.	130,000	9,358,700
Teledyne Technologies, Inc. (a)	20,900	7,753,900
The Boeing Co.	120,060	25,453,921
TransDigm Group, Inc. (a)	26,837	15,476,093
Triumph Group, Inc.	369,700	5,386,529
		72,138,734
Air Freight & Logistics - 2.4%
Air Freight & Logistics - 2.4%
XPO Logistics, Inc. (a)	117,840	13,740,144
Airlines - 3.3%
Airlines - 3.3%
Alaska Air Group, Inc.	78,100	5,078,062
JetBlue Airways Corp. (a)	179,700	3,311,871
Southwest Airlines Co.	180,100	10,469,213
		18,859,146
Building Products - 6.0%
Building Products - 6.0%
Advanced Drain Systems, Inc.	65,100	7,162,302
Johnson Controls International PLC	284,900	15,894,571
The AZEK Co., Inc.	25,800	1,138,038
Trane Technologies PLC	53,265	8,162,329
Trex Co., Inc. (a)(b)	14,200	1,301,288
		33,658,528
Commercial Services & Supplies - 2.8%
Environmental & Facility Services - 2.8%
Tetra Tech, Inc.	112,800	15,608,136
Construction & Engineering - 0.5%
Construction & Engineering - 0.5%
AECOM (a)	23,700	1,371,993
Quanta Services, Inc.	14,400	1,207,440
		2,579,433
Electrical Equipment - 10.1%
Electrical Components & Equipment - 10.0%
AMETEK, Inc.	243,520	28,728,054
Generac Holdings, Inc. (a)	18,700	6,162,772
Plug Power, Inc. (a)(b)	79,300	3,836,534
Regal Beloit Corp.	61,813	8,447,983
Vertiv Holdings Co.	455,400	9,531,522
		56,706,865
Heavy Electrical Equipment - 0.1%
Bloom Energy Corp. Class A (a)	14,700	419,391

TOTAL ELECTRICAL EQUIPMENT		57,126,256

Industrial Conglomerates - 22.2%
Industrial Conglomerates - 22.2%
General Electric Co.	2,985,800	37,441,932
Honeywell International, Inc.	158,498	32,072,070
Roper Technologies, Inc.	148,004	55,889,269
		125,403,271
Machinery - 23.4%
Agricultural & Farm Machinery - 3.6%
AGCO Corp.	10,800	1,398,384
Deere & Co.	46,300	16,164,256
Lindsay Corp.	16,000	2,564,000
		20,126,640
Construction Machinery & Heavy Trucks - 1.6%
Oshkosh Corp.	82,840	8,781,040
Industrial Machinery - 18.2%
Chart Industries, Inc. (a)	36,500	5,222,785
Colfax Corp. (a)	549,223	24,358,040
Fortive Corp.	128,400	8,451,288
Ingersoll Rand, Inc. (a)	212,500	9,847,250
ITT, Inc.	219,710	18,231,536
Kadant, Inc.	27,900	4,854,600
Parker Hannifin Corp.	56,700	16,270,632
Woodward, Inc.	136,669	15,610,333
		102,846,464

TOTAL MACHINERY		131,754,144

Marine - 0.1%
Marine - 0.1%
Matson, Inc.	5,039	349,052
Professional Services - 4.9%
Human Resource & Employment Services - 4.5%
TriNet Group, Inc. (a)	317,881	25,516,308
Research & Consulting Services - 0.4%
Clarivate Analytics PLC (a)	94,256	2,144,324

TOTAL PROFESSIONAL SERVICES		27,660,632

Road & Rail - 7.4%
Railroads - 3.4%
Kansas City Southern	14,566	3,092,944
Norfolk Southern Corp.	55,009	13,865,569
Union Pacific Corp.	10,821	2,228,693
		19,187,206
Trucking - 4.0%
ArcBest Corp.	110,229	6,502,409
Old Dominion Freight Lines, Inc.	15,123	3,247,967
Saia, Inc. (a)	41,000	8,221,730
Uber Technologies, Inc. (a)	93,000	4,812,750
		22,784,856

TOTAL ROAD & RAIL		41,972,062

Trading Companies & Distributors - 4.4%
Trading Companies & Distributors - 4.4%
United Rentals, Inc. (a)	84,000	24,979,920
TOTAL COMMON STOCKS
(Cost $467,239,664)		565,829,458

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.07% (c)	914	915
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	4,412,205	4,412,646
TOTAL MONEY MARKET FUNDS
(Cost $4,413,561)		4,413,561
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $471,653,225)		570,243,019
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(6,034,155)
NET ASSETS - 100%		$564,208,864

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,482
Fidelity Securities Lending Cash Central Fund	12,211
Total	$14,693

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$565,829,458	$565,829,458	$--	$--
Money Market Funds	4,413,561	4,413,561	--	--
Total Investments in Securities:	$570,243,019	$570,243,019	$--	$--

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $4,741,131) — See accompanying schedule: Unaffiliated issuers (cost $467,239,664)	$565,829,458
Fidelity Central Funds (cost $4,413,561)	4,413,561
Total Investment in Securities (cost $471,653,225)		$570,243,019
Receivable for investments sold		75,430,499
Receivable for fund shares sold		264,537
Dividends receivable		324,495
Distributions receivable from Fidelity Central Funds		622
Prepaid expenses		5,771
Other receivables		111,640
Total assets		646,380,583
Liabilities
Payable for investments purchased	$67,870,659
Payable for fund shares redeemed	606,326
Accrued management fee	252,180
Notes payable to affiliates	8,786,000
Other affiliated payables	91,578
Other payables and accrued expenses	152,330
Collateral on securities loaned	4,412,646
Total liabilities		82,171,719
Net Assets		$564,208,864
Net Assets consist of:
Paid in capital		$415,865,830
Total accumulated earnings (loss)		148,343,034
Net Assets		$564,208,864
Net Asset Value, offering price and redemption price per share ($564,208,864 ÷ 15,179,868 shares)		$37.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$3,446,572
Income from Fidelity Central Funds (including $12,211 from security lending)		14,693
Total income		3,461,265
Expenses
Management fee	$2,640,068
Transfer agent fees	831,058
Accounting fees	191,183
Custodian fees and expenses	16,956
Independent trustees' fees and expenses	2,790
Registration fees	35,710
Audit	40,230
Legal	5,758
Interest	613
Miscellaneous	12,039
Total expenses before reductions	3,776,405
Expense reductions	(80,666)
Total expenses after reductions		3,695,739
Net investment income (loss)		(234,474)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,524,364
Fidelity Central Funds	(1,360)
Foreign currency transactions	7,814
Total net realized gain (loss)		58,530,818
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	32,495,504
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		32,495,500
Net gain (loss)		91,026,318
Net increase (decrease) in net assets resulting from operations		$90,791,844

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(234,474)	$4,960,230
Net realized gain (loss)	58,530,818	43,925,894
Change in net unrealized appreciation (depreciation)	32,495,500	(55,478,292)
Net increase (decrease) in net assets resulting from operations	90,791,844	(6,592,168)
Distributions to shareholders	(17,106,826)	(24,419,475)
Share transactions
Proceeds from sales of shares	130,225,348	75,905,271
Reinvestment of distributions	16,136,117	22,923,326
Cost of shares redeemed	(184,860,626)	(171,263,736)
Net increase (decrease) in net assets resulting from share transactions	(38,499,161)	(72,435,139)
Total increase (decrease) in net assets	35,185,857	(103,446,782)
Net Assets
Beginning of period	529,023,007	632,469,789
End of period	$564,208,864	$529,023,007
Other Information
Shares
Sold	3,871,976	2,169,004
Issued in reinvestment of distributions	620,923	650,311
Redeemed	(5,894,475)	(4,925,986)
Net increase (decrease)	(1,401,576)	(2,106,671)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Industrials Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.90	$33.84	$36.96	$33.72	$28.10
Income from Investment Operations
Net investment income (loss)B	(.02)	.28C	.32	.21	.26
Net realized and unrealized gain (loss)	6.38	(.76)	(.70)	4.95	6.76
Total from investment operations	6.36	(.48)	(.38)	5.16	7.02
Distributions from net investment income	(.07)D	(.24)	(.25)	(.22)	(.19)
Distributions from net realized gain	(1.02)D	(1.23)	(2.49)	(1.71)	(1.21)
Total distributions	(1.09)	(1.46)E	(2.74)	(1.92)E	(1.40)
Redemption fees added to paid in capitalB	–	–	–	–	–F
Net asset value, end of period	$37.17	$31.90	$33.84	$36.96	$33.72
Total ReturnG	21.41%	(1.82)%	(.45)%	15.73%	25.18%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%	.76%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.76%	.76%	.76%	.77%	.77%
Expenses net of all reductions	.74%	.75%	.75%	.77%	.77%
Net investment income (loss)	(.05)%	.81%C	.92%	.60%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$564,209	$529,023	$632,470	$1,076,950	$1,006,420
Portfolio turnover rateJ	272%	143%K	88%K	64%L	62%K

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	34.62%	13.39%	12.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,601	Transportation Portfolio
$35,259	S&P 500® Index

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Matthew Moulis:  For the fiscal year ending February 28, 2021, the fund gained 34.62%, underperforming the 44.40% advance of the MSCI US IMI Transportation 25/50 Linked Index, but outperforming the broad-based S&P 500® index. The primary detractor from performance versus the industry index was security selection and an overweighting in the air freight & logistics category. Subpar picks, along with an underweighting among airlines stocks, also hurt. Modest out-of-index exposure to aerospace & defense further hindered the fund's relative result the past 12 months. The largest individual relative detractor was untimely ownership of Air Transport Services, which gained about 48% the past year and was among the portfolio's biggest holdings on February 28. Also hampering performance versus the index was an outsized stake in SkyWest (+29%), although we decreased our exposure to the company this period. Another notable relative detractor was untimely ownership of United Airlines Holdings (-14%). Here, we also we reduced our stake the past 12 months. In contrast, the biggest contributor to performance versus the industry index was security selection and an underweighting in the marine group. Non-index exposure to internet & direct marketing retail firms, as well as an underweighting in railroads, further boosted the fund's relative performance. The portfolio’s top individual relative contributor was an out-of-index stake in TFI International (+129%), which was among the largest holdings as of February 28. Also lifting performance was our lighter-than-index stake in Delta Air Lines, which gained 4%. Another notable relative contributor was our underweighting in Hertz Global Holdings (-96%), a position not held at period end. Notable changes in positioning include increased exposure to trucking companies and a lower allocation to airlines.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Union Pacific Corp.	17.0
United Parcel Service, Inc. Class B	13.3
CSX Corp.	7.9
Air Transport Services Group, Inc.	6.1
FedEx Corp.	4.3
Expeditors International of Washington, Inc.	3.0
Norfolk Southern Corp.	3.0
C.H. Robinson Worldwide, Inc.	2.6
Landstar System, Inc.	2.5
Knight-Swift Transportation Holdings, Inc. Class A	2.5
62.2

Top Industries (% of fund's net assets)

As of February 28, 2021
Road & Rail	50.8%
Air Freight & Logistics	35.5%
Airlines	5.6%
Marine	2.7%
Internet & Direct Marketing Retail	1.1%
All Others*	4.3%

* Includes short-term investments and net other assets (liabilities).

Transportation Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Aerospace & Defense - 0.5%
Aerospace & Defense - 0.5%
Northrop Grumman Corp.	5,400	$1,574,964
Air Freight & Logistics - 35.5%
Air Freight & Logistics - 35.5%
Air Transport Services Group, Inc. (a)	771,400	20,472,956
Atlas Air Worldwide Holdings, Inc. (a)	71,700	3,952,821
C.H. Robinson Worldwide, Inc.	94,396	8,575,877
Echo Global Logistics, Inc. (a)	107,000	2,981,020
Expeditors International of Washington, Inc.	111,100	10,203,424
FedEx Corp.	56,950	14,493,775
Forward Air Corp.	20,700	1,775,439
Hub Group, Inc. Class A (a)	123,100	7,088,098
United Parcel Service, Inc. Class B	282,674	44,614,437
XPO Logistics, Inc. (a)	43,100	5,025,460
		119,183,307
Airlines - 5.6%
Airlines - 5.6%
Alaska Air Group, Inc.	31,000	2,015,620
Copa Holdings SA Class A	24,600	2,255,082
Delta Air Lines, Inc.	49,502	2,373,126
Global Crossing Airlines Group (a)	5,000	8,958
SkyWest, Inc.	129,600	7,305,552
Southwest Airlines Co.	64,000	3,720,320
United Airlines Holdings, Inc. (a)	19,500	1,027,260
		18,705,918
Internet & Direct Marketing Retail - 1.1%
Internet & Direct Marketing Retail - 1.1%
Points International Ltd. (a)(b)	230,800	3,635,100
IT Services - 0.5%
IT Consulting & Other Services - 0.5%
CACI International, Inc. Class A (a)	8,200	1,814,988
Marine - 2.7%
Marine - 2.7%
A.P. Moller - Maersk A/S Series A	900	1,806,367
Diana Shipping, Inc. (a)	100,800	306,432
Genco Shipping & Trading Ltd.	98,836	1,037,778
Kirby Corp. (a)	24,400	1,526,464
Matson, Inc.	51,095	3,539,351
Safe Bulkers, Inc. (a)	91,600	251,900
Star Bulk Carriers Corp.	30,900	435,072
		8,903,364
Road & Rail - 50.8%
Railroads - 29.9%
CSX Corp.	289,546	26,507,936
Kansas City Southern	30,900	6,561,306
Norfolk Southern Corp.	40,450	10,195,827
Union Pacific Corp.	276,895	57,029,294
		100,294,363
Trucking - 20.9%
AMERCO	12,600	7,241,472
ArcBest Corp.	21,000	1,238,790
Covenant Transport Group, Inc. Class A (a)	63,374	1,152,139
J.B. Hunt Transport Services, Inc.	55,700	8,180,659
Knight-Swift Transportation Holdings, Inc. Class A	192,300	8,307,360
Landstar System, Inc.	52,400	8,391,336
Marten Transport Ltd.	40,176	650,048
Old Dominion Freight Lines, Inc.	3,600	773,172
Ryder System, Inc.	87,025	5,897,684
Schneider National, Inc. Class B	176,200	4,075,506
TFI International, Inc.	112,800	7,875,696
TFI International, Inc. (Canada)	66,800	4,665,922
U.S. Xpress Enterprises, Inc. (a)(b)	177,100	1,638,175
U.S.A. Truck, Inc. (a)	48,500	674,150
Uber Technologies, Inc. (a)	90,500	4,683,375
Universal Logistics Holdings, Inc.	54,600	1,278,186
Werner Enterprises, Inc.	84,283	3,617,426
		70,341,096

TOTAL ROAD & RAIL		170,635,459

Software - 0.0%
Application Software - 0.0%
Descartes Systems Group, Inc. (Canada) (a)	2,800	163,938
Trading Companies & Distributors - 0.0%
Trading Companies & Distributors - 0.0%
Willis Lease Finance Corp. (a)	3,249	104,943
Transportation Infrastructure - 1.0%
Airport Services - 1.0%
Macquarie Infrastructure Co. LLC	109,800	3,441,132
TOTAL COMMON STOCKS
(Cost $167,670,564)		328,163,113

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.07% (c)	7,056,573	7,057,985
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	1,190,006	1,190,125
TOTAL MONEY MARKET FUNDS
(Cost $8,248,110)		8,248,110
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $175,918,674)		336,411,223
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(631,628)
NET ASSETS - 100%		$335,779,595

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,573
Fidelity Securities Lending Cash Central Fund	7,008
Total	$18,581

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$328,163,113	$328,163,113	$--	$--
Money Market Funds	8,248,110	8,248,110	--	--
Total Investments in Securities:	$336,411,223	$336,411,223	$--	$--

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $1,129,150) — See accompanying schedule: Unaffiliated issuers (cost $167,670,564)	$328,163,113
Fidelity Central Funds (cost $8,248,110)	8,248,110
Total Investment in Securities (cost $175,918,674)		$336,411,223
Receivable for investments sold		1,117,134
Receivable for fund shares sold		65,475
Dividends receivable		770,092
Distributions receivable from Fidelity Central Funds		386
Prepaid expenses		2,798
Other receivables		2,228
Total assets		338,369,336
Liabilities
Payable to custodian bank	$1,182
Payable for investments purchased	$1,019,374
Payable for fund shares redeemed	137,408
Accrued management fee	147,155
Other affiliated payables	61,675
Other payables and accrued expenses	32,822
Collateral on securities loaned	1,190,125
Total liabilities		2,589,741
Net Assets		$335,779,595
Net Assets consist of:
Paid in capital		$164,953,174
Total accumulated earnings (loss)		170,826,421
Net Assets		$335,779,595
Net Asset Value, offering price and redemption price per share ($335,779,595 ÷ 3,392,910 shares)		$98.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$5,017,567
Special dividends		1,235,300
Income from Fidelity Central Funds (including $7,008 from security lending)		18,581
Total income		6,271,448
Expenses
Management fee	$1,591,633
Transfer agent fees	603,042
Accounting fees	116,863
Custodian fees and expenses	8,095
Independent trustees' fees and expenses	1,694
Registration fees	27,396
Audit	46,184
Legal	3,863
Miscellaneous	8,837
Total expenses before reductions	2,407,607
Expense reductions	(19,586)
Total expenses after reductions		2,388,021
Net investment income (loss)		3,883,427
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,993,836
Fidelity Central Funds	(1,236)
Foreign currency transactions	585
Total net realized gain (loss)		10,993,185
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	72,710,385
Assets and liabilities in foreign currencies	255
Total change in net unrealized appreciation (depreciation)		72,710,640
Net gain (loss)		83,703,825
Net increase (decrease) in net assets resulting from operations		$87,587,252

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,883,427	$4,099,350
Net realized gain (loss)	10,993,185	27,932,322
Change in net unrealized appreciation (depreciation)	72,710,640	(68,395,892)
Net increase (decrease) in net assets resulting from operations	87,587,252	(36,364,220)
Distributions to shareholders	(27,097,439)	(16,996,996)
Share transactions
Proceeds from sales of shares	67,825,627	36,956,264
Reinvestment of distributions	25,610,516	16,103,156
Cost of shares redeemed	(128,587,302)	(140,448,927)
Net increase (decrease) in net assets resulting from share transactions	(35,151,159)	(87,389,507)
Total increase (decrease) in net assets	25,338,654	(140,750,723)
Net Assets
Beginning of period	310,440,941	451,191,664
End of period	$335,779,595	$310,440,941
Other Information
Shares
Sold	836,595	396,518
Issued in reinvestment of distributions	390,206	168,242
Redeemed	(1,614,325)	(1,513,069)
Net increase (decrease)	(387,524)	(948,309)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Transportation Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$82.12	$95.41	$99.07	$92.98	$73.25
Income from Investment Operations
Net investment income (loss)B	1.06C	.93	.85	.78	.63
Net realized and unrealized gain (loss)	23.43	(10.43)	5.05	10.83	20.86
Total from investment operations	24.49	(9.50)	5.90	11.61	21.49
Distributions from net investment income	(.76)	(1.10)	(.78)	(.67)	(.38)
Distributions from net realized gain	(6.88)	(2.70)	(8.78)	(4.85)	(1.39)
Total distributions	(7.64)	(3.79)D	(9.56)	(5.52)	(1.77)
Redemption fees added to paid in capitalB	–	–	–	–E	.01
Net asset value, end of period	$98.97	$82.12	$95.41	$99.07	$92.98
Total ReturnF	34.62%	(10.49)%	6.85%	12.48%	29.40%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.79%	.79%	.80%	.83%
Expenses net of fee waivers, if any	.80%	.79%	.79%	.80%	.83%
Expenses net of all reductions	.80%	.79%	.78%	.80%	.82%
Net investment income (loss)	1.29%C	1.00%	.87%	.80%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$335,780	$310,441	$451,192	$512,155	$643,067
Portfolio turnover rateI	52%	78%	58%	47%	104%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .88%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

In April 2021, the Board of Trustees approved a change in the name of Environment and Alternative Energy Portfolio to Fidelity Environment and Alternative Energy Fund effective May 1, 2021.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. During the period, dividend income has been reduced $422,879 for Air Transportation Portfolio, $9,362,244 for Defense and Aerospace Portfolio, and $530,746 for Industrials Portfolio with a corresponding increase to net unrealized appreciation (depreciation) as a result of a change in the prior period estimate, which had no impact on the total net assets or total return of the Funds.

Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Defense and Aerospace Portfolio	120,503
Industrials Portfolio	111,419

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustees compensation, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Air Transportation Portfolio	$261,341,348	$114,714,123	$(9,323,035)	$105,391,088
Defense and Aerospace Portfolio	1,014,115,338	649,956,573	(16,815,480)	633,141,093
Environment and Alternative Energy Portfolio	302,283,235	79,082,795	(7,756,677)	71,326,118
Industrials Portfolio	477,615,378	102,638,233	(10,010,592)	92,627,641
Transportation Portfolio	176,649,673	161,759,458	(1,997,908)	159,761,550

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$–	$–	$(17,628,105)	$105,391,088
Defense and Aerospace Portfolio	–	–	(103,341,322)	633,143,634
Environment and Alternative Energy Portfolio	231,917	–	(3,214,228)	71,329,840
Industrials Portfolio	11,392,033	44,434,816	–	92,627,605
Transportation Portfolio	1,776,509	9,288,105	–	159,761,805

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Air Transportation Portfolio	$(6,467,342)	$(11,160,763)	$(17,628,105)
Defense and Aerospace Portfolio	(101,572,404)	(1,768,918)	(103,341,322)
Environment and Alternative Energy Portfolio	(3,214,228)	-–	(3,214,228)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2021 to February 28, 2021. Loss deferrals were as follows:

Ordinary losses
Air Transportation Portfolio	$477,992

The tax character of distributions paid was as follows:

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$1,275,879	$4,017,405	$5,293,284
Defense and Aerospace Portfolio	7,565,576	44,939,506	52,505,082
Environment and Alternative Energy Portfolio	5,071,517	8,656,443	13,727,960
Industrials Portfolio	1,388,402	15,718,424	17,106,826
Transportation Portfolio	2,696,447	24,400,992	27,097,439

February 29, 2020
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$6,970,913	$19,398,233	$26,369,146
Defense and Aerospace Portfolio	36,154,792	43,135,663	79,290,455
Environment and Alternative Energy Portfolio	1,647,024	2,643,426	4,290,450
Industrials Portfolio	3,927,627	20,491,848	24,419,475
Transportation Portfolio	4,619,486	12,377,510	16,996,996

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	323,359,867	245,817,796
Defense and Aerospace Portfolio	554,856,713	1,504,438,882
Environment and Alternative Energy Portfolio	180,055,822	58,341,008
Industrials Portfolio	1,349,716,305	1,401,844,616
Transportation Portfolio	154,090,326	215,949,897

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.23%	.53%
Defense and Aerospace Portfolio	.30%	.23%	.53%
Environment and Alternative Energy Portfolio	.30%	.23%	.54%
Industrials Portfolio	.30%	.23%	.53%
Transportation Portfolio	.30%	.23%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.23%
Defense and Aerospace Portfolio	.20%
Environment and Alternative Energy Portfolio	.23%
Industrials Portfolio	.17%
Transportation Portfolio	.20%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Air Transportation Portfolio	.04
Defense and Aerospace Portfolio	.03
Environment and Alternative Energy Portfolio	.04
Industrials Portfolio	.04
Transportation Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$6,277
Defense and Aerospace Portfolio	16,920
Environment and Alternative Energy Portfolio	809
Industrials Portfolio	31,583
Transportation Portfolio	4,636

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, Air Transportation Portfolio, Defense and Aerospace Portfolio, Transportation Portfolio and Environment and Alternative Energy Portfolio had no interfund loans outstanding. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the their Statements of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Defense and Aerospace Portfolio	Borrower	$5,814,924.75%		$10,114
Industrials Portfolio	Borrower	$5,919,917.31%		$613

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	11,890,329	6,387,412
Defense and Aerospace Portfolio	18,081,301	176,834,975
Environment and Alternative Energy Portfolio	9,474,961	2,375,792
Industrials Portfolio	77,425,386	130,175,512
Transportation Portfolio	12,423,581	6,782,339

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 386,628 shares of the Industrials Portfolio were redeemed in-kind for investments and cash with a value of $13,207,212. The Fund had a net realized gain of $4,051,467 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Industrials Portfolio recognized no ain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Air Transportation Portfolio	$580
Defense and Aerospace Portfolio	4,900
Environment and Alternative Energy Portfolio	420
Industrials Portfolio	1,148
Transportation Portfolio	699

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Air Transportation Portfolio	$16,803	$111	$–
Defense and Aerospace Portfolio	$42,398	$32,879	$1,360,285
Environment and Alternative Energy Portfolio	$245	$–	$–
Industrials Portfolio	$1,244	$–	$–
Transportation Portfolio	$713	$–	$–

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Defense and Aerospace Portfolio	$1,183,806.61%		$718

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset expenses. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Custodian credits	Transfer Agent credits
Air Transportation Portfolio	$31,348	$109	$–
Defense and Aerospace Portfolio	60,013	–	–
Environment and Alternative Energy Portfolio	8,725	–	–
Industrials Portfolio	78,591	–	–
Transportation Portfolio	17,715	576	–

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Air Transportation Portfolio	$1,183
Defense and Aerospace Portfolio	8,991
Environment and Alternative Energy Portfolio	781
Industrials Portfolio	2,075
Transportation Portfolio	1,295

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio and Transportation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio and Transportation Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Air Transportation Portfolio	.81%
Actual		$1,000.00	$1,282.70	$4.58
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Defense and Aerospace Portfolio	.75%
Actual		$1,000.00	$1,155.40	$4.01
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Environment and Alternative Energy Portfolio	.83%
Actual		$1,000.00	$1,207.40	$4.54
Hypothetical-C		$1,000.00	$1,020.68	$4.16
Industrials Portfolio	.75%
Actual		$1,000.00	$1,133.60	$3.97
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Transportation Portfolio	.78%
Actual		$1,000.00	$1,149.60	$4.16
Hypothetical-C		$1,000.00	$1,020.93	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/12/21	04/09/21	$0.000	$0.000
Defense and Aerospace Portfolio	04/12/21	04/09/21	$0.000	$0.000
Environment and Alternative Energy Portfolio	04/12/21	04/09/21	$0.019	$0.000
Industrials Portfolio	04/12/21	04/09/21	$0.000	$3.597
Transportation Portfolio	04/12/21	04/09/21	$0.500	$2.613

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Industrials Portfolio	$44,459,909
Transportation Portfolio	$9,852,307

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2020	December 2020
Air Transportation Portfolio	100%	–%
Defense and Aerospace Portfolio	100%	–%
Environment and Alternative Energy Portfolio	27%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2020	December 2020
Air Transportation Portfolio	100%	–%
Defense and Aerospace Portfolio	100%	–%
Environment and Alternative Energy Portfolio	46%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

April, 2020
Environment and Alternative Energy Portfolio	100%

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrials Portfolio

Transportation Portfolio

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,463,705,305.665	92.437
Withheld	2,655,951,104.308	7.563
TOTAL	35,119,656,409.973	100.000
Donald F. Donahue
Affirmative	32,446,843,861.354	92.389
Withheld	2,672,812,548.619	7.611
TOTAL	35,119,656,409.973	100.000
Bettina Doulton
Affirmative	32,610,463,757.584	92.855
Withheld	2,509,192,652.389	7.145
TOTAL	35,119,656,409.973	100.000
Vicki L. Fuller
Affirmative	32,688,213,522.720	93.077
Withheld	2,431,442,887.253	6.923
TOTAL	35,119,656,409.973	100.000
Patricia L. Kampling
Affirmative	32,313,755,598.535	92.010
Withheld	2,805,900,811.438	7.990
TOTAL	35,119,656,409.973	100.000
Alan J. Lacy
Affirmative	31,990,158,754.948	91.089
Withheld	3,129,497,655.026	8.911
TOTAL	35,119,656,409.973	100.000
Ned C. Lautenbach
Affirmative	32,043,019,991.143	91.240
Withheld	3,076,636,418.830	8.760
TOTAL	35,119,656,409.973	100.000
Robert A. Lawrence
Affirmative	32,150,842,398.009	91.547
Withheld	2,968,814,011.965	8.453
TOTAL	35,119,656,409.973	100.000
Joseph Mauriello
Affirmative	32,082,201,213.166	91.351
Withheld	3,037,455,196.807	8.649
TOTAL	35,119,656,409.973	100.000
Cornelia M. Small
Affirmative	32,207,976,835.934	91.709
Withheld	2,911,679,574.039	8.291
TOTAL	35,119,656,409.973	100.000
Garnett A. Smith
Affirmative	32,102,654,343.096	91.409
Withheld	3,017,002,066.877	8.591
TOTAL	35,119,656,409.973	100.000
David M. Thomas
Affirmative	32,150,749,424.556	91.546
Withheld	2,968,906,985.418	8.454
TOTAL	35,119,656,409.973	100.000
Susan Tomasky
Affirmative	32,381,933,484.515	92.205
Withheld	2,737,722,925.459	7.795
TOTAL	35,119,656,409.973	100.000
Michael E. Wiley
Affirmative	32,135,064,741.973	91.502
Withheld	2,984,591,668.000	8.498
TOTAL	35,119,656,409.973	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELCI-ANN-0421
1.813657.116

Fidelity® Select Portfolios®
Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio

Software and IT Services Portfolio

Technology Portfolio

Annual Report

February 28, 2021

Contents

Note to Shareholders
Communications Equipment Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Computers Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Semiconductors Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Software and IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Technology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio	30.81%	12.22%	6.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,962	Communications Equipment Portfolio
$35,259	S&P 500® Index

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Caroline Tall:  For the fiscal year ending February 28, 2021, the fund gained 30.81%, outperforming the 30.47% advance of the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Linked Index, but underperforming the broad-based S&P 500® index. Versus the industry index, out-of-benchmark exposure to the systems software group was the top contributor. Non-index exposure to internet services & infrastructure and stock picking in application software also lifted the fund's relative result. Our non-index stake in Cloudflare, a position we established this period, was the fund's largest individual relative contributor, driven by a roughly 261% advance. Also lifting performance was our outsized stake in Calix Networks, which gained 183%. Calix Networks was among the biggest holdings at period end. The fund's non-index stake in Fastly, a position not held at period end, gained 232%. Conversely, the biggest detractor from performance versus the industry index was security selection in communications equipment. The fund's largest individual relative detractor was our lighter-than-index stake in Ericsson, which gained roughly 59% the past year. The company was among our biggest holdings. Also holding back performance was an underweighting in Plantronics, which gained 195%. Plantronics was not held at period end. Further hurting performance was our overweighting in Echostar, which returned -35%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Communications Equipment Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Cisco Systems, Inc.	18.3
Ericsson (B Shares) sponsored ADR	11.4
Motorola Solutions, Inc.	10.8
F5 Networks, Inc.	5.6
Calix Networks, Inc.	5.0
Ciena Corp.	4.7
Acacia Communications, Inc.	4.7
Juniper Networks, Inc.	4.6
Lumentum Holdings, Inc.	4.1
CommScope Holding Co., Inc.	3.5
72.7

Top Industries (% of fund's net assets)

As of February 28, 2021
Communications Equipment	93.6%
Software	5.1%
IT Services	0.7%
Entertainment	0.3%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).

Communications Equipment Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Communications Equipment - 93.6%
Communications Equipment - 93.6%
Acacia Communications, Inc. (a)	70,146	$8,066,089
ADTRAN, Inc.	133,925	2,255,297
Arista Networks, Inc. (a)	14,871	4,161,501
Calix Networks, Inc. (a)	215,119	8,499,352
Cambium Networks Corp. (a)	48,600	2,055,294
Casa Systems, Inc. (a)	72,103	591,966
Ciena Corp. (a)	155,119	8,092,558
Cisco Systems, Inc.	694,614	31,167,327
CommScope Holding Co., Inc. (a)	411,614	6,005,448
EchoStar Holding Corp. Class A (a)	136,878	3,107,131
Ericsson (B Shares) sponsored ADR	1,551,856	19,444,756
Evertz Technologies Ltd.	45,496	504,796
Extreme Networks, Inc. (a)	265,678	2,436,267
F5 Networks, Inc. (a)	50,662	9,624,767
Harmonic, Inc. (a)	156,568	1,212,619
Inseego Corp. (a)(b)	73,031	1,065,522
Juniper Networks, Inc.	335,329	7,806,459
Lumentum Holdings, Inc. (a)	78,138	7,032,420
Motorola Solutions, Inc.	105,056	18,435,227
NetScout Systems, Inc. (a)	121,359	3,424,751
Nokia Corp. sponsored ADR (a)(b)	1,139,690	4,467,585
Radware Ltd. (a)	8	208
Ribbon Communications, Inc. (a)	102,327	884,105
Sierra Wireless, Inc. (a)	63,111	1,061,273
ViaSat, Inc. (a)(b)	64,968	3,322,464
Viavi Solutions, Inc. (a)	324,369	5,249,912
		159,975,094
Entertainment - 0.3%
Movies & Entertainment - 0.3%
The Walt Disney Co. (a)	2,500	472,600
IT Services - 0.7%
Internet Services & Infrastructure - 0.7%
Rackspace Technology, Inc. (a)(b)	59,600	1,252,792
Software - 5.1%
Application Software - 0.0%
Citrix Systems, Inc.	13	1,737
Systems Software - 5.1%
Cloudflare, Inc. (a)	19,413	1,435,980
CommVault Systems, Inc. (a)	21,130	1,346,615
Fortinet, Inc. (a)	4,000	675,400
Palo Alto Networks, Inc. (a)	4,700	1,684,057
Ping Identity Holding Corp. (a)	93,400	2,188,362
Rapid7, Inc. (a)	18,298	1,395,040
		8,725,454

TOTAL SOFTWARE		8,727,191

TOTAL COMMON STOCKS
(Cost $113,479,661)		170,427,677

Money Market Funds - 6.2%
Fidelity Cash Central Fund 0.07% (c)	1,166,924	1,167,158
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	9,409,373	9,410,314
TOTAL MONEY MARKET FUNDS
(Cost $10,577,472)		10,577,472
TOTAL INVESTMENT IN SECURITIES - 105.9%
(Cost $124,057,133)		181,005,149
NET OTHER ASSETS (LIABILITIES) - (5.9)%		(10,130,887)
NET ASSETS - 100%		$170,874,262

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,214
Fidelity Securities Lending Cash Central Fund	109,793
Total	$114,007

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Securities Lending Cash Central Fund was $4,504,391. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Securities Lending Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Securities Lending Cash Central Fund were $135,591,093 and $130,685,378, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$170,427,677	$170,427,677	$--	$--
Money Market Funds	10,577,472	10,577,472	--	--
Total Investments in Securities:	$181,005,149	$181,005,149	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.9%
Sweden	11.4%
Finland	2.6%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $8,867,191) — See accompanying schedule: Unaffiliated issuers (cost $113,479,661)	$170,427,677
Fidelity Central Funds (cost $10,577,472)	10,577,472
Total Investment in Securities (cost $124,057,133)		$181,005,149
Cash		19,689
Receivable for fund shares sold		70,538
Dividends receivable		74,088
Distributions receivable from Fidelity Central Funds		2,752
Prepaid expenses		1,169
Other receivables		1,281
Total assets		181,174,666
Liabilities
Payable for investments purchased	$626,675
Payable for fund shares redeemed	71,266
Accrued management fee	77,707
Other affiliated payables	32,888
Other payables and accrued expenses	81,818
Collateral on securities loaned	9,410,050
Total liabilities		10,300,404
Net Assets		$170,874,262
Net Assets consist of:
Paid in capital		$113,874,338
Total accumulated earnings (loss)		56,999,924
Net Assets		$170,874,262
Net Asset Value, offering price and redemption price per share ($170,874,262 ÷ 4,209,903 shares)		$40.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$1,760,462
Income from Fidelity Central Funds (including $109,793 from security lending)		114,007
Total income		1,874,469
Expenses
Management fee	$784,278
Transfer agent fees	321,732
Accounting fees	57,575
Custodian fees and expenses	58,035
Independent trustees' fees and expenses	824
Registration fees	16,301
Audit	38,277
Legal	176
Miscellaneous	4,700
Total expenses before reductions	1,281,898
Expense reductions	(37,061)
Total expenses after reductions		1,244,837
Net investment income (loss)		629,632
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,204,145
Fidelity Central Funds	247
Foreign currency transactions	(473)
Total net realized gain (loss)		3,203,919
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	36,373,244
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		36,373,245
Net gain (loss)		39,577,164
Net increase (decrease) in net assets resulting from operations		$40,206,796

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$629,632	$969,116
Net realized gain (loss)	3,203,919	4,124,762
Change in net unrealized appreciation (depreciation)	36,373,245	(42,282,905)
Net increase (decrease) in net assets resulting from operations	40,206,796	(37,189,027)
Distributions to shareholders	(643,329)	(9,589,306)
Share transactions
Proceeds from sales of shares	16,670,458	43,801,317
Reinvestment of distributions	600,577	9,043,238
Cost of shares redeemed	(31,097,669)	(79,873,603)
Net increase (decrease) in net assets resulting from share transactions	(13,826,634)	(27,029,048)
Total increase (decrease) in net assets	25,736,833	(73,807,381)
Net Assets
Beginning of period	145,137,429	218,944,810
End of period	$170,874,262	$145,137,429
Other Information
Shares
Sold	454,656	1,090,635
Issued in reinvestment of distributions	16,299	241,125
Redeemed	(918,846)	(2,098,473)
Net increase (decrease)	(447,891)	(766,713)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Communications Equipment Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.16	$40.36	$39.13	$34.12	$26.71
Income from Investment Operations
Net investment income (loss)B	.15	.19	.25	.17	.38
Net realized and unrealized gain (loss)	9.44	(7.51)	3.76	5.45C	7.39
Total from investment operations	9.59	(7.32)	4.01	5.62	7.77
Distributions from net investment income	(.16)	(.20)	(.17)D	(.33)	(.36)
Distributions from net realized gain	–	(1.69)	(2.61)D	(.28)	–
Total distributions	(.16)	(1.88)E	(2.78)	(.61)	(.36)
Redemption fees added to paid in capitalB	–	–	–	–F	–F
Net asset value, end of period	$40.59	$31.16	$40.36	$39.13	$34.12
Total ReturnG	30.81%	(18.84)%	11.11%	16.71%C	29.24%
Ratios to Average Net AssetsH,I
Expenses before reductions	.87%	.83%	.84%	.85%	.88%
Expenses net of fee waivers, if any	.87%	.83%	.84%	.85%	.88%
Expenses net of all reductions	.84%	.82%	.83%	.85%	.88%
Net investment income (loss)	.43%	.50%	.66%	.48%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$170,874	$145,137	$218,945	$209,178	$204,651
Portfolio turnover rateJ	110%	108%	71%	56%	38%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 16.67%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	62.60%	27.75%	15.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$41,583	Computers Portfolio
$35,259	S&P 500® Index

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Caroline Tall:  For the fiscal year ending February 28, 2021, the fund gained 62.60%, outperforming the 61.01% advance of the FactSet Computers and Peripherals Linked Index, as well as the broad-based S&P 500® index. The top contributor to performance versus the industry index was stock picking in the technology hardware, storage & peripherals group. Non-index allocations to industrial machinery and internet & direct marketing retail also helped. The fund's largest individual relative contributor was our lighter-than-index stake in Canon, which returned approximately -13% the past year. Also lifting performance was an underweighting in Hewlett Packard Enterprise, which gained 19%. The company was among the biggest holdings as of February 28. Another top relative contributor was an out-of-index stake in Kornit Digital (+182%). We decreased our stake in the company the past 12 months. The fund's foreign holdings contributed overall, aided in part by broad U.S.-dollar weakness. Conversely, the primary detractor from performance versus the industry index was a combination of stock selection and an underweighting in consumer electronics. Out-of-index exposure to specialized REITs and wireless telecommunication services also hampered the fund's relative performance. The biggest individual relative detractor was an underweight position in LG Electronics (+162%), which was among the largest holdings at period end. Also holding back performance was our lighter-than-index stake in Xiaomi, which gained roughly 102%. The company was among the fund's biggest holdings this period. Also hampering performance was our overweighting in Xerox Holdings, which returned about -16%. Notable changes in positioning include increased exposure to the consumer electronics subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Computers Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Samsung Electronics Co. Ltd.	16.4
Sony Corp.	15.3
Apple, Inc.	9.0
Dell Technologies, Inc.	5.5
Western Digital Corp.	5.0
Hewlett Packard Enterprise Co.	4.8
Logitech International SA (Reg.)	4.5
HP, Inc.	4.2
Fujifilm Holdings Corp.	3.3
LG Electronics, Inc.	3.3
71.3

Top Industries (% of fund's net assets)

As of February 28, 2021
Technology Hardware, Storage & Peripherals	67.9%
Household Durables	18.6%
Software	3.4%
Interactive Media & Services	2.7%
Electronic Equipment & Components	1.7%
All Others*	5.7%

* Includes short-term investments and net other assets (liabilities).

Computers Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Electronic Equipment & Components - 1.7%
Electronic Components - 1.7%
Kyocera Corp.	206,169	$13,344,786
Health Care Equipment & Supplies - 0.9%
Health Care Supplies - 0.9%
Hoya Corp.	58,651	6,657,696
Household Durables - 18.6%
Consumer Electronics - 18.6%
LG Electronics, Inc.	195,621	25,417,154
Sony Corp.	1,114,782	117,722,297
		143,139,451
Interactive Media & Services - 2.7%
Interactive Media & Services - 2.7%
Alphabet, Inc. Class A (a)	10,302	20,829,717
Internet & Direct Marketing Retail - 0.1%
Internet & Direct Marketing Retail - 0.1%
Doordash, Inc. (b)	1,800	305,082
Machinery - 1.2%
Industrial Machinery - 1.2%
Kornit Digital Ltd. (a)	83,574	9,454,727
Semiconductors & Semiconductor Equipment - 1.7%
Semiconductor Equipment - 0.2%
Tokyo Electron Ltd.	4,469	1,863,649
Semiconductors - 1.5%
NVIDIA Corp.	10,893	5,975,682
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	42,584	5,363,029
		11,338,711

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		13,202,360

Software - 3.4%
Application Software - 0.0%
Jamf Holding Corp. (a)	700	26,180
Systems Software - 3.4%
CyberArk Software Ltd. (a)	25,559	3,752,828
Microsoft Corp.	64,478	14,983,398
NortonLifeLock, Inc.	164,376	3,206,976
Telos Corp.	68,636	2,286,952
Zscaler, Inc. (a)	9,822	2,013,805
		26,243,959

TOTAL SOFTWARE		26,270,139

Technology Hardware, Storage & Peripherals - 67.9%
Technology Hardware, Storage & Peripherals - 67.9%
Apple, Inc.	574,894	69,711,646
Canon, Inc.	1,018,800	22,095,884
Dell Technologies, Inc. (a)	527,228	42,742,374
Diebold Nixdorf, Inc. (a)	253,579	3,681,967
Fujifilm Holdings Corp.	446,223	25,515,160
Hewlett Packard Enterprise Co.	2,535,970	36,923,723
HP, Inc.	1,118,288	32,396,803
Lenovo Group Ltd.	11,179,556	14,139,386
Logitech International SA (Reg.)	323,232	34,474,764
NetApp, Inc.	197,516	12,364,502
Pure Storage, Inc. Class A (a)	453,656	10,606,477
Samsung Electronics Co. Ltd.	1,722,881	126,061,667
Seagate Technology LLC	340,807	24,957,297
Western Digital Corp.	562,742	38,564,709
Xerox Holdings Corp.	349,247	8,898,814
Xiaomi Corp. Class B (a)(c)	6,152,241	20,453,455
		523,588,628
TOTAL COMMON STOCKS
(Cost $424,065,926)		756,792,586

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.07% (d)	10,713,333	10,715,475
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	289,396	289,425
TOTAL MONEY MARKET FUNDS
(Cost $11,004,900)		11,004,900
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $435,070,826)		767,797,486
NET OTHER ASSETS (LIABILITIES) - 0.4%		2,978,561
NET ASSETS - 100%		$770,776,047

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,453,455 or 2.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$27,152
Fidelity Securities Lending Cash Central Fund	64,740
Total	$91,892

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$756,792,586	$555,797,355	$200,995,231	$--
Money Market Funds	11,004,900	11,004,900	--	--
Total Investments in Securities:	$767,797,486	$566,802,255	$200,995,231	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	41.5%
Japan	24.3%
Korea (South)	19.7%
Switzerland	4.5%
Ireland	3.2%
Cayman Islands	2.6%
Hong Kong	1.8%
Israel	1.7%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $288,133) — See accompanying schedule: Unaffiliated issuers (cost $424,065,926)	$756,792,586
Fidelity Central Funds (cost $11,004,900)	11,004,900
Total Investment in Securities (cost $435,070,826)		$767,797,486
Cash		5,077
Receivable for fund shares sold		1,491,530
Dividends receivable		3,071,509
Distributions receivable from Fidelity Central Funds		1,252
Prepaid expenses		3,135
Other receivables		180,534
Total assets		772,550,523
Liabilities
Payable for fund shares redeemed	$920,642
Accrued management fee	346,167
Other affiliated payables	107,201
Other payables and accrued expenses	111,041
Collateral on securities loaned	289,425
Total liabilities		1,774,476
Net Assets		$770,776,047
Net Assets consist of:
Paid in capital		$377,319,984
Total accumulated earnings (loss)		393,456,063
Net Assets		$770,776,047
Net Asset Value, offering price and redemption price per share ($770,776,047 ÷ 6,717,759 shares)		$114.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$7,426,502
Special dividends		2,849,738
Income from Fidelity Central Funds (including $64,740 from security lending)		91,892
Total income		10,368,132
Expenses
Management fee	$3,130,730
Transfer agent fees	880,641
Accounting fees	218,885
Custodian fees and expenses	34,360
Independent trustees' fees and expenses	3,130
Registration fees	29,735
Audit	42,037
Legal	1,276
Interest	570
Miscellaneous	10,238
Total expenses before reductions	4,351,602
Expense reductions	(87,273)
Total expenses after reductions		4,264,329
Net investment income (loss)		6,103,803
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $160,206)	95,018,578
Fidelity Central Funds	(1,534)
Foreign currency transactions	(282,238)
Total net realized gain (loss)		94,734,806
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	193,220,085
Assets and liabilities in foreign currencies	(35,413)
Total change in net unrealized appreciation (depreciation)		193,184,672
Net gain (loss)		287,919,478
Net increase (decrease) in net assets resulting from operations		$294,023,281

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,103,803	$10,071,727
Net realized gain (loss)	94,734,806	41,250,368
Change in net unrealized appreciation (depreciation)	193,184,672	28,116,018
Net increase (decrease) in net assets resulting from operations	294,023,281	79,438,113
Distributions to shareholders	(61,816,773)	(66,135,088)
Share transactions
Proceeds from sales of shares	88,420,400	97,658,347
Reinvestment of distributions	59,014,619	63,117,629
Cost of shares redeemed	(142,658,039)	(132,066,756)
Net increase (decrease) in net assets resulting from share transactions	4,776,980	28,709,220
Total increase (decrease) in net assets	236,983,488	42,012,245
Net Assets
Beginning of period	533,792,559	491,780,314
End of period	$770,776,047	$533,792,559
Other Information
Shares
Sold	905,980	1,202,453
Issued in reinvestment of distributions	681,911	818,801
Redeemed	(1,658,159)	(1,718,015)
Net increase (decrease)	(70,268)	303,239

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Computers Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$78.64	$75.84	$92.81	$83.01	$62.46
Income from Investment Operations
Net investment income (loss)B	.93C	1.51D	.81	.67	.73
Net realized and unrealized gain (loss)	44.83	11.48	(1.67)	19.24	24.69
Total from investment operations	45.76	12.99	(.86)	19.91	25.42
Distributions from net investment income	(1.61)	(.77)	(.88)E	(.73)E	(.88)
Distributions from net realized gain	(8.05)	(9.42)	(15.23)E	(9.38)E	(4.00)
Total distributions	(9.66)	(10.19)	(16.11)	(10.11)	(4.87)F
Redemption fees added to paid in capitalB	–	–	–	–G	–G
Net asset value, end of period	$114.74	$78.64	$75.84	$92.81	$83.01
Total ReturnH	62.60%	17.80%	.54%	24.82%	41.57%
Ratios to Average Net AssetsI,J
Expenses before reductions	.74%	.76%	.77%	.79%	.81%
Expenses net of fee waivers, if any	.74%	.76%	.77%	.79%	.81%
Expenses net of all reductions	.73%	.75%	.77%	.78%	.81%
Net investment income (loss)	1.04%C	1.95%D	.90%	.75%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$770,776	$533,793	$491,780	$538,332	$472,745
Portfolio turnover rateK	78%	116%	81%	57%	49%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.44 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 D Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.78 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .94%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions per share do not sum due to rounding.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio	34.67%	24.29%	19.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$58,875	IT Services Portfolio
$35,259	S&P 500® Index

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Rebecca Baker:  For the fiscal year ending February 28, 2021, the fund gained 34.67%, outperforming the 30.91% gain of the MSCI US IMI IT Services 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially within the internet services & infrastructure category. Stock picks and an underweighting in IT consulting & other services and non-index exposure to advertising also helped, as did the fund's position in cash. The biggest individual relative contributor was an overweight position in Twilio (+248%). Twilio was among the fund's largest holdings. Also bolstering performance was an underweighting in IBM, which returned roughly -4%. We reduced our position this period. Another top relative contributor was an out-of-index stake in S4 Capital (+171%). In contrast, the primary detractor from performance versus the industry index was stock selection in data processing & outsourced services. An underweighting in internet services & infrastructure and stock picks in research & consulting services also hurt the fund's relative result. The biggest individual relative detractor was an underweight position in Square (+176%), which was among our biggest holdings as of February 28. Our second-largest relative detractor this period was avoiding Okta, an index component that gained 104%. Lastly, Fidelity National Information Services, one of the fund's largest holdings, returned approximately 0% the past year and hampered relative performance. We considerably reduced this position. Notable changes in positioning include increased exposure to the internet services & infrastructure subindustry and a lower allocation to IT consulting & other services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On July 20, 2020, Rebecca Baker assumed co-management responsibilities for the fund, joining Zach Turner until January 1, 2021, when Zach came off the fund, leaving Rebecca as sole portfolio manager.

IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
MasterCard, Inc. Class A	18.5
Visa, Inc. Class A	14.2
PayPal Holdings, Inc.	14.0
Fiserv, Inc.	4.9
Square, Inc.	4.6
Twilio, Inc. Class A	3.6
Intuit, Inc.	2.8
Fidelity National Information Services, Inc.	2.6
Global Payments, Inc.	2.5
EPAM Systems, Inc.	2.1
69.8

Top Industries (% of fund's net assets)

As of February 28, 2021
IT Services	86.8%
Software	7.4%
Interactive Media & Services	1.8%
Media	1.2%
Aerospace & Defense	0.9%
All Others*	1.9%

* Includes short-term investments and net other assets (liabilities).

IT Services Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Aerospace & Defense - 0.9%
Aerospace & Defense - 0.9%
Axon Enterprise, Inc. (a)	230,900	$38,211,641
Interactive Media & Services - 1.8%
Interactive Media & Services - 1.8%
Facebook, Inc. Class A (a)	121,300	31,249,306
Match Group, Inc. (a)	292,430	44,697,926
		75,947,232
Internet & Direct Marketing Retail - 0.9%
Internet & Direct Marketing Retail - 0.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	52,200	12,411,072
Expedia, Inc.	33,900	5,457,900
MercadoLibre, Inc. (a)	10,500	17,200,155
		35,069,127
IT Services - 86.8%
Data Processing & Outsourced Services - 69.3%
Adyen BV (a)(b)	3,400	7,933,507
Automatic Data Processing, Inc.	333,675	58,066,124
Black Knight, Inc. (a)	754,800	57,885,612
ExlService Holdings, Inc. (a)	75,493	6,388,218
Fidelity National Information Services, Inc.	781,197	107,805,186
Fiserv, Inc. (a)	1,753,817	202,337,867
FleetCor Technologies, Inc. (a)	95,000	26,344,450
Genpact Ltd.	1,281,080	51,806,875
Global Payments, Inc.	517,603	102,480,218
MasterCard, Inc. Class A	2,159,400	764,103,689
PayPal Holdings, Inc. (a)	2,234,640	580,671,204
Square, Inc. (a)	825,000	189,774,750
StoneCo Ltd. Class A (a)	430,200	36,915,462
The Western Union Co.	4,800	111,456
Ttec Holdings, Inc.	2,000	168,280
Visa, Inc. Class A (c)	2,766,548	587,587,130
WEX, Inc. (a)	700	145,845
WNS Holdings Ltd. sponsored ADR (a)	1,154,792	86,274,510
		2,866,800,383
Internet Services & Infrastructure - 7.3%
GoDaddy, Inc. (a)	967,527	78,485,790
MongoDB, Inc. Class A (a)	141,900	54,763,467
Snowflake Computing, Inc. (c)	24,500	6,358,730
Twilio, Inc. Class A (a)	375,500	147,526,440
VeriSign, Inc. (a)	70,000	13,582,100
		300,716,527
IT Consulting & Other Services - 10.2%
Accenture PLC Class A	25,480	6,392,932
Cognizant Technology Solutions Corp. Class A	1,012,832	74,422,895
DXC Technology Co.	2,111,100	53,241,942
Endava PLC ADR (a)	430,061	38,038,895
EPAM Systems, Inc. (a)	235,800	88,097,238
Gartner, Inc. (a)	281,400	50,381,856
IBM Corp.	253,150	30,107,130
Leidos Holdings, Inc.	699,130	61,838,049
Liveramp Holdings, Inc. (a)	247,200	15,613,152
Science Applications International Corp.	800	68,904
Unisys Corp. (a)	167,753	4,118,336
		422,321,329

TOTAL IT SERVICES		3,589,838,239

Media - 1.2%
Advertising - 1.2%
S4 Capital PLC (a)	7,968,188	49,289,681
Professional Services - 0.7%
Research & Consulting Services - 0.7%
ICF International, Inc.	161,411	13,469,748
Verisk Analytics, Inc.	81,300	13,321,005
		26,790,753
Software - 7.4%
Application Software - 7.4%
Adobe, Inc. (a)	66,469	30,553,805
Ceridian HCM Holding, Inc. (a)	540,373	48,449,843
Intuit, Inc.	300,656	117,297,932
Paycom Software, Inc. (a)	113,900	42,625,936
SS&C Technologies Holdings, Inc.	494,350	32,765,518
Workday, Inc. Class A (a)	69,300	16,990,974
Xero Ltd. (a)	190,005	17,314,389
		305,998,397
TOTAL COMMON STOCKS
(Cost $1,698,345,800)		4,121,145,070

Money Market Funds - 3.3%
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)
(Cost $136,234,240)	136,220,618	136,234,240
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $1,834,580,040)		4,257,379,310
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(122,068,320)
NET ASSETS - 100%		$4,135,310,990

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,933,507 or 0.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Investment made with cash collateral received from securities on loan.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$99,709
Fidelity Securities Lending Cash Central Fund	1,346,410
Total	$1,446,119

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$4,121,145,070	$4,113,211,563	$7,933,507	$--
Money Market Funds	136,234,240	136,234,240	--	--
Total Investments in Securities:	$4,257,379,310	$4,249,445,803	$7,933,507	$--
Net unrealized depreciation on unfunded commitments	$(1,600,000)	$--	$(1,600,000)	$--

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $132,573,193) — See accompanying schedule: Unaffiliated issuers (cost $1,698,345,800)	$4,121,145,070
Fidelity Central Funds (cost $136,234,240)	136,234,240
Total Investment in Securities (cost $1,834,580,040)		$4,257,379,310
Receivable for investments sold		23,368,603
Receivable for fund shares sold		1,912,215
Dividends receivable		1,488,949
Distributions receivable from Fidelity Central Funds		8,650
Prepaid expenses		14,943
Other receivables		16,925
Total assets		4,284,189,595
Liabilities
Payable to custodian bank	$1,106,095
Payable for investments purchased	2,127,342
Net unrealized depreciation on unfunded commitments	1,600,000
Payable for fund shares redeemed	5,310,396
Accrued management fee	1,862,485
Other affiliated payables	591,143
Other payables and accrued expenses	62,994
Collateral on securities loaned	136,218,150
Total liabilities		148,878,605
Net Assets		$4,135,310,990
Net Assets consist of:
Paid in capital		$1,573,172,186
Total accumulated earnings (loss)		2,562,138,804
Net Assets		$4,135,310,990
Net Asset Value, offering price and redemption price per share ($4,135,310,990 ÷ 44,022,038 shares)		$93.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$22,924,018
Income from Fidelity Central Funds (including $1,346,410 from security lending)		1,446,119
Total income		24,370,137
Expenses
Management fee	$21,082,845
Transfer agent fees	6,240,251
Accounting fees	1,038,754
Custodian fees and expenses	43,051
Independent trustees' fees and expenses	22,386
Registration fees	111,992
Audit	46,222
Legal	6,008
Interest	8,632
Miscellaneous	76,942
Total expenses before reductions	28,677,083
Expense reductions	(117,035)
Total expenses after reductions		28,560,048
Net investment income (loss)		(4,189,911)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	390,442,553
Fidelity Central Funds	13,507
Foreign currency transactions	55,182
Total net realized gain (loss)		390,511,242
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	770,647,050
Unfunded commitments	(1,600,000)
Assets and liabilities in foreign currencies	44,266
Total change in net unrealized appreciation (depreciation)		769,091,316
Net gain (loss)		1,159,602,558
Net increase (decrease) in net assets resulting from operations		$1,155,412,647

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,189,911)	$1,576,906
Net realized gain (loss)	390,511,242	102,599,566
Change in net unrealized appreciation (depreciation)	769,091,316	386,226,885
Net increase (decrease) in net assets resulting from operations	1,155,412,647	490,403,357
Distributions to shareholders	(223,164,335)	(92,016,949)
Share transactions
Proceeds from sales of shares	802,890,356	2,205,695,282
Reinvestment of distributions	210,531,333	87,345,122
Cost of shares redeemed	(1,909,473,070)	(1,459,634,052)
Net increase (decrease) in net assets resulting from share transactions	(896,051,381)	833,406,352
Total increase (decrease) in net assets	36,196,931	1,231,792,760
Net Assets
Beginning of period	4,099,114,059	2,867,321,299
End of period	$4,135,310,990	$4,099,114,059
Other Information
Shares
Sold	10,373,759	30,329,506
Issued in reinvestment of distributions	2,363,917	1,178,021
Redeemed	(24,393,398)	(19,968,785)
Net increase (decrease)	(11,655,722)	11,538,742

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

IT Services Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$73.62	$64.96	$58.69	$44.84	$37.16
Income from Investment Operations
Net investment income (loss)B	(.09)	.03	.04	.04	.13C
Net realized and unrealized gain (loss)	25.34	10.36	8.92	15.50	7.68
Total from investment operations	25.25	10.39	8.96	15.54	7.81
Distributions from net investment income	(.01)	(.03)	(.03)	(.02)	(.13)
Distributions from net realized gain	(4.93)	(1.70)	(2.66)	(1.67)	–
Total distributions	(4.93)D	(1.73)	(2.69)	(1.69)	(.13)
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$93.94	$73.62	$64.96	$58.69	$44.84
Total ReturnF	34.67%	15.99%	16.04%	35.17%	21.05%
Ratios to Average Net AssetsG,H
Expenses before reductions	.72%	.73%	.74%	.77%	.79%
Expenses net of fee waivers, if any	.72%	.73%	.74%	.77%	.79%
Expenses net of all reductions	.72%	.73%	.74%	.77%	.79%
Net investment income (loss)	(.11)%	.04%	.06%	.08%	.33%C
Supplemental Data
Net assets, end of period (000 omitted)	$4,135,311	$4,099,114	$2,867,321	$2,284,152	$1,663,802
Portfolio turnover rateI	31%	24%	26%	26%	27%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.13 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Semiconductors Portfolio	70.47%	34.39%	21.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Semiconductors Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$68,565	Semiconductors Portfolio
$35,259	S&P 500® Index

Semiconductors Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Adam Benjamin:  For the fiscal year ending February 28, 2021, the fund gained 70.47%, underperforming the 73.66% gain of the MSCI US IMI Semiconductors & Semiconductor Equipment 25/50 Index, but outperforming the broad-based S&P 500® index. Versus the industry index, subindustry positioning was the primary detractor, especially an out-of-index stake in the electronic manufacturing services group. Non-index exposure to technology hardware, storage & peripherals and a sizable underweighting in semiconductor equipment also hurt. Our lighter-than-index stake in Advanced Micro Devices, a position we established this period, was the fund's biggest individual relative detractor, as the stock gained 86% the past year. The fund's non-index stake in CommScope Holding, a position not held at period end, returned -20%. Another key detractor was our out-of-index position in Western Digital (-19%), a position not held at period end. In contrast, the biggest contributor to performance versus the industry index was our stock picking in semiconductors. Security selection in semiconductor equipment and a non-index allocation to electronic components also boosted the fund's relative result. The biggest individual relative contributor was an underweight position in Intel (+12%), which was among the fund's largest holdings. Our second-largest contributor this period was Enphase Energy, a position we established this period. The fund's investment in Enphase Energy gained about 308% the past 12 months and boosted relative performance. Another notable relative contributor was an outsized stake in Marvell Technology Group (+126%), which was one of the fund's biggest holdings. Notable changes in positioning include increased exposure to the semiconductor equipment subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On July 1, 2020, Adam Benjamin became sole manager of the fund after having served as co-manager with Steve Barwikowski since March 2020.

Semiconductors Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
NVIDIA Corp.	18.8
Micron Technology, Inc.	7.3
NXP Semiconductors NV	6.7
Intel Corp.	5.8
Lam Research Corp.	5.4
Qualcomm, Inc.	5.2
Marvell Technology Group Ltd.	5.0
ON Semiconductor Corp.	4.9
Microchip Technology, Inc.	4.9
Broadcom, Inc.	4.6
68.6

Top Industries (% of fund's net assets)

As of February 28, 2021
Semiconductors & Semiconductor Equipment	95.7%
Electronic Equipment & Components	2.7%
Technology Hardware, Storage & Peripherals	0.8%
Software	0.5%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).

Semiconductors Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Electronic Equipment & Components - 2.7%
Electronic Components - 0.3%
II-VI, Inc. (a)(b)	175,000	$14,752,500
Electronic Manufacturing Services - 2.4%
Flex Ltd. (a)	1,908,900	34,722,891
Jabil, Inc.	1,702,758	73,508,063
TTM Technologies, Inc. (a)	2,049,730	28,942,188
		137,173,142

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		151,925,642

Semiconductors & Semiconductor Equipment - 95.6%
Semiconductor Equipment - 13.7%
Advanced Energy Industries, Inc.	388,464	40,575,065
Applied Materials, Inc.	1,282,500	151,578,675
Enphase Energy, Inc. (a)	285,400	50,247,524
KLA Corp.	301,513	93,839,891
Lam Research Corp.	549,973	311,939,186
Nova Measuring Instruments Ltd. (a)	246,746	20,726,664
Teradyne, Inc.	917,922	118,053,948
		786,960,953
Semiconductors - 81.9%
Advanced Micro Devices, Inc. (a)	2,227,000	188,203,770
Alpha & Omega Semiconductor Ltd. (a)	742,296	26,121,396
Ambarella, Inc. (a)	101,700	11,440,233
Analog Devices, Inc.	455,296	70,944,223
ASE Technology Holding Co. Ltd. ADR	1,396,600	10,572,262
Broadcom, Inc.	555,550	261,036,279
Cirrus Logic, Inc. (a)	1,311,560	107,259,377
Dialog Semiconductor PLC (a)	172,700	13,419,104
Diodes, Inc. (a)	729,300	57,264,636
Inphi Corp. (a)	391,700	64,469,903
Intel Corp.	5,476,642	332,870,301
MACOM Technology Solutions Holdings, Inc. (a)	715,100	46,016,685
Marvell Technology Group Ltd.	5,870,605	283,432,809
MaxLinear, Inc. Class A (a)(b)	817,731	32,521,162
Microchip Technology, Inc.	1,836,737	280,341,168
Micron Technology, Inc. (a)	4,546,760	416,164,943
Monolithic Power Systems, Inc.	16,000	5,992,320
NVIDIA Corp.	1,963,092	1,076,913,008
NXP Semiconductors NV	2,097,688	382,932,944
ON Semiconductor Corp. (a)	6,976,640	280,949,293
Qualcomm, Inc.	2,202,688	299,984,079
Semtech Corp. (a)	377,500	27,674,525
SMART Global Holdings, Inc. (a)(b)	641,000	29,928,290
Synaptics, Inc. (a)	266,364	35,700,767
Texas Instruments, Inc.	1,016,100	175,043,547
Universal Display Corp.	266,887	56,497,309
Xilinx, Inc.	829,766	108,118,510
		4,681,812,843

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		5,468,773,796

Software - 0.5%
Application Software - 0.5%
Cadence Design Systems, Inc. (a)	207,300	29,247,957
Technology Hardware, Storage & Peripherals - 0.8%
Technology Hardware, Storage & Peripherals - 0.8%
Samsung Electronics Co. Ltd.	603,870	44,184,630
TOTAL COMMON STOCKS
(Cost $2,977,891,468)		5,694,132,025
	Principal Amount	Value

Convertible Bonds - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Semiconductors - 0.1%
SMART Global Holdings, Inc. 2.25% 2/15/26
(Cost $3,590,000)	3,590,000	4,801,474
	Shares	Value

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.07% (c)	71,814,583	71,828,946
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	17,129,441	17,131,154
TOTAL MONEY MARKET FUNDS
(Cost $88,960,100)		88,960,100
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $3,070,441,568)		5,787,893,599
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(70,107,466)
NET ASSETS - 100%		$5,717,786,133

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$110,561
Fidelity Securities Lending Cash Central Fund	57,548
Total	$168,109

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
CommScope Holding Co., Inc.	$128,371,095	$2,078,593	$108,665,891	$--	$(48,018,179)	$26,234,382	$--
Total	$128,371,095	$2,078,593	$108,665,891	$--	$(48,018,179)	$26,234,382	$--

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$5,694,132,025	$5,694,132,025	$--	$--
Convertible Bonds	4,801,474	--	4,801,474	--
Money Market Funds	88,960,100	88,960,100	--	--
Total Investments in Securities:	$5,787,893,599	$5,783,092,125	$4,801,474	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.3%
Netherlands	6.7%
Bermuda	5.5%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $16,866,585) — See accompanying schedule: Unaffiliated issuers (cost $2,981,481,468)	$5,698,933,499
Fidelity Central Funds (cost $88,960,100)	88,960,100
Total Investment in Securities (cost $3,070,441,568)		$5,787,893,599
Receivable for investments sold		17,462,110
Receivable for fund shares sold		11,600,253
Dividends receivable		4,314,837
Interest receivable		3,590
Distributions receivable from Fidelity Central Funds		9,563
Prepaid expenses		21,684
Other receivables		265,091
Total assets		5,821,570,727
Liabilities
Payable for investments purchased	$79,540,296
Payable for fund shares redeemed	3,680,926
Accrued management fee	2,522,183
Other affiliated payables	663,287
Other payables and accrued expenses	259,627
Collateral on securities loaned	17,118,275
Total liabilities		103,784,594
Net Assets		$5,717,786,133
Net Assets consist of:
Paid in capital		$2,773,097,498
Total accumulated earnings (loss)		2,944,688,635
Net Assets		$5,717,786,133
Net Asset Value, offering price and redemption price per share ($5,717,786,133 ÷ 325,023,708 shares)		$17.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$52,179,258
Interest		81,531
Income from Fidelity Central Funds (including $57,548 from security lending)		168,109
Total income		52,428,898
Expenses
Management fee	$22,856,663
Transfer agent fees	5,940,291
Accounting fees	1,044,074
Custodian fees and expenses	37,092
Independent trustees' fees and expenses	22,712
Registration fees	145,368
Audit	41,179
Legal	5,670
Interest	5,523
Miscellaneous	64,333
Total expenses before reductions	30,162,905
Expense reductions	(423,314)
Total expenses after reductions		29,739,591
Net investment income (loss)		22,689,307
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	449,419,118
Fidelity Central Funds	11,904
Other affiliated issuers	(48,018,179)
Foreign currency transactions	188,476
Total net realized gain (loss)		401,601,319
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,879,980,553
Fidelity Central Funds	(281)
Other affiliated issuers	26,234,382
Assets and liabilities in foreign currencies	(102,962)
Total change in net unrealized appreciation (depreciation)		1,906,111,692
Net gain (loss)		2,307,713,011
Net increase (decrease) in net assets resulting from operations		$2,330,402,318

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,689,307	$30,185,284
Net realized gain (loss)	401,601,319	423,622,859
Change in net unrealized appreciation (depreciation)	1,906,111,692	300,175,424
Net increase (decrease) in net assets resulting from operations	2,330,402,318	753,983,567
Distributions to shareholders	(410,556,842)	(137,447,610)
Share transactions
Proceeds from sales of shares	950,485,975	1,132,808,025
Reinvestment of distributions	392,773,812	131,251,931
Cost of shares redeemed	(1,323,875,912)	(1,154,544,829)
Net increase (decrease) in net assets resulting from share transactions	19,383,875	109,515,127
Total increase (decrease) in net assets	1,939,229,351	726,051,084
Net Assets
Beginning of period	3,778,556,782	3,052,505,698
End of period	$5,717,786,133	$3,778,556,782
Other Information
Shares
Sold	69,181,684	100,264,558
Issued in reinvestment of distributions	32,498,838	10,533,281
Redeemed	(106,078,454)	(105,721,572)
Net increase (decrease)	(4,397,932)	5,076,267

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Semiconductors Portfolio

Years ended February 28,	2021	2020 A	2019 B	2018 B	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$11.47	$9.41	$11.77	$10.12	$6.99
Income from Investment Operations
Net investment income (loss)C	.07	.09	.10	.05	.10
Net realized and unrealized gain (loss)	7.37	2.39	(.35)	3.24	3.40
Total from investment operations	7.44	2.48	(.25)	3.29	3.50
Distributions from net investment income	(.08)	(.10)	(.06)	(.12)	(.07)
Distributions from net realized gain	(1.24)	(.33)	(2.05)	(1.52)	(.30)
Total distributions	(1.32)	(.42)D	(2.11)	(1.64)	(.37)
Redemption fees added to paid in capitalC	–	–	–	–E	–E
Net asset value, end of period	$17.59	$11.47	$9.41	$11.77	$10.12
Total ReturnF	70.47%	26.01%	.19%	34.20%	51.79%
Ratios to Average Net AssetsG,H
Expenses before reductions	.70%	.72%	.73%	.75%	.77%
Expenses net of fee waivers, if any	.70%	.72%	.73%	.75%	.77%
Expenses net of all reductions	.69%	.71%	.72%	.74%	.75%
Net investment income (loss)	.53%	.85%	.92%	.47%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$5,717,786	$3,778,557	$3,052,506	$3,652,565	$3,012,372
Portfolio turnover rateI	87%	114%	130%	110%	110%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Software and IT Services Portfolio	45.80%	28.74%	21.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and IT Services Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$67,326	Software and IT Services Portfolio
$35,259	S&P 500® Index

Software and IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Ali Khan:  For the fiscal year ending February 28, 2021, the fund gained 45.80%, outperforming the 41.75% advance of the industry benchmark, the MSCI U.S. IMI Software & Services 25/50 Index, as well as the broad-based S&P 500® index. The top contributor to performance versus the industry index was stock selection and an underweighting in data processing & outsourced services. Twilio, the fund's top individual relative contributor, rose 245% this period, and we reduced our position in the company. Also adding value was an underweighting in Fidelity National Information Services, which returned 0%. We decreased our stake this period. Another notable relative contributor was an overweighting in Hubspot (+189%). In contrast, the largest detractor from performance versus the industry benchmark were stock picks in systems software. Weak stock selection in internet & direct marketing retail and application software also detracted modestly from the fund's relative performance. Not owning Square, an index component that gained approximately 176%, was the largest individual relative detractor. Another notable relative detractor this period was avoiding Zoom Video Communications, an index component that gained 256%. Avoiding Trade Desk, an index component that gained about 180%, also hurt relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Software and IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Microsoft Corp.	24.7
Visa, Inc. Class A	6.3
Adobe, Inc.	5.5
MasterCard, Inc. Class A	5.4
PayPal Holdings, Inc.	5.3
Salesforce.com, Inc.	4.6
Alphabet, Inc. Class A	2.7
Autodesk, Inc.	2.3
Cognizant Technology Solutions Corp. Class A	2.1
Oracle Corp.	1.9
60.8

Top Industries (% of fund's net assets)

As of February 28, 2021
Software	58.2%
IT Services	32.3%
Interactive Media & Services	4.4%
Entertainment	1.5%
Internet & Direct Marketing Retail	0.7%
All Others*	2.9%

* Includes short-term investments and net other assets (liabilities).

Software and IT Services Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Electronic Equipment & Components - 0.1%
Electronic Equipment & Instruments - 0.1%
Trimble, Inc. (a)	109,000	$8,081,260
Entertainment - 1.5%
Interactive Home Entertainment - 1.5%
Activision Blizzard, Inc.	814,900	77,912,589
Electronic Arts, Inc.	762,400	102,138,728
		180,051,317
Interactive Media & Services - 4.4%
Interactive Media & Services - 4.4%
Alphabet, Inc. Class A (a)	155,300	314,002,623
Facebook, Inc. Class A (a)	420,300	108,277,686
Twitter, Inc. (a)	1,286,742	99,156,339
		521,436,648
Internet & Direct Marketing Retail - 0.7%
Internet & Direct Marketing Retail - 0.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	352,800	83,881,728
IT Services - 32.3%
Data Processing & Outsourced Services - 21.0%
Automatic Data Processing, Inc.	257,100	44,740,542
ExlService Holdings, Inc. (a)	630,700	53,369,834
Fidelity National Information Services, Inc.	103,800	14,324,400
Fiserv, Inc. (a)	272,400	31,426,788
FleetCor Technologies, Inc. (a)	153,200	42,483,892
Global Payments, Inc.	1,037,970	205,507,680
MasterCard, Inc. Class A	1,808,700	640,008,495
Paychex, Inc.	240,300	21,884,121
PayPal Holdings, Inc. (a)	2,447,800	636,060,830
StoneCo Ltd. Class A (a)	319,600	27,424,876
Visa, Inc. Class A (b)	3,547,320	753,415,295
WEX, Inc. (a)	114,700	23,897,745
		2,494,544,498
Internet Services & Infrastructure - 3.5%
Akamai Technologies, Inc. (a)	1,122,900	106,114,050
GoDaddy, Inc. (a)	1,471,200	119,343,744
MongoDB, Inc. Class A (a)	217,000	83,746,810
Twilio, Inc. Class A (a)	273,600	107,491,968
		416,696,572
IT Consulting & Other Services - 7.8%
Accenture PLC Class A	699,500	175,504,550
CACI International, Inc. Class A (a)	88,700	19,632,858
Capgemini SA	948,500	152,378,547
Cognizant Technology Solutions Corp. Class A	3,475,800	255,401,784
DXC Technology Co.	747,400	18,849,428
Gartner, Inc. (a)	700,341	125,389,053
IBM Corp.	1,429,600	170,022,328
Liveramp Holdings, Inc. (a)	265,300	16,756,348
		933,934,896

TOTAL IT SERVICES		3,845,175,966

Media - 0.2%
Publishing - 0.2%
The New York Times Co. Class A	520,700	26,644,219
Road & Rail - 0.3%
Trucking - 0.3%
Uber Technologies, Inc. (a)	657,600	34,030,800
Software - 58.2%
Application Software - 27.3%
Adobe, Inc. (a)	1,415,000	650,433,050
Alteryx, Inc. Class A (a)(b)	412,500	39,435,000
Anaplan, Inc. (a)	2,236,800	145,369,632
Aspen Technology, Inc. (a)	486,100	73,162,911
Autodesk, Inc. (a)	997,400	275,282,400
Blackbaud, Inc.	656,700	45,194,094
Ceridian HCM Holding, Inc. (a)	691,300	61,981,958
Citrix Systems, Inc.	459,107	61,327,513
Constellation Software, Inc.	27,200	35,217,652
Dropbox, Inc. Class A (a)	428,300	9,656,024
Elastic NV (a)	599,200	80,526,488
HubSpot, Inc. (a)	234,300	120,664,500
Intuit, Inc.	263,800	102,918,932
Micro Focus International PLC	1,765,964	10,367,682
Mimecast Ltd. (a)	789,400	33,849,472
New Relic, Inc. (a)	660,800	40,401,312
Pluralsight, Inc. (a)	4,730,200	97,394,818
PTC, Inc. (a)	934,400	127,956,736
RealPage, Inc. (a)	1,127,300	97,827,094
Salesforce.com, Inc. (a)	2,547,526	551,539,379
SAP SE	73,900	9,140,445
Slack Technologies, Inc. Class A (a)	4,520,080	185,006,874
Smartsheet, Inc. (a)	417,600	28,918,800
SVMK, Inc. (a)	850,700	15,840,034
Topicus.Com, Inc. (a)	50,587	2,625,945
Workday, Inc. Class A (a)	761,300	186,655,534
Workiva, Inc. (a)	387,700	39,215,855
Zendesk, Inc. (a)	809,000	118,227,260
		3,246,137,394
Systems Software - 30.9%
FireEye, Inc. (a)	3,422,300	66,118,836
Microsoft Corp.	12,629,400	2,934,819,971
NortonLifeLock, Inc.	4,586,800	89,488,468
Oracle Corp.	3,589,127	231,534,583
Palo Alto Networks, Inc. (a)	492,300	176,396,013
Proofpoint, Inc. (a)	523,800	63,337,896
Talend SA ADR (a)	604,685	30,675,670
Tenable Holdings, Inc. (a)	1,617,600	66,176,016
Zuora, Inc. (a)	1,366,700	20,404,831
		3,678,952,284

TOTAL SOFTWARE		6,925,089,678

TOTAL COMMON STOCKS
(Cost $5,366,031,629)		11,624,391,616

Money Market Funds - 5.2%
Fidelity Cash Central Fund 0.07% (c)	285,588,012	285,645,129
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	327,986,575	328,019,373
TOTAL MONEY MARKET FUNDS
(Cost $613,660,657)		613,664,502
TOTAL INVESTMENT IN SECURITIES - 102.9%
(Cost $5,979,692,286)		12,238,056,118
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(343,512,360)
NET ASSETS - 100%		$11,894,543,758

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$488,412
Fidelity Securities Lending Cash Central Fund	559,691
Total	$1,048,103

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$11,624,391,616	$11,604,883,489	$19,508,127	$--
Money Market Funds	613,664,502	613,664,502	--	--
Total Investments in Securities:	$12,238,056,118	$12,218,547,991	$19,508,127	$--

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $319,187,280) — See accompanying schedule: Unaffiliated issuers (cost $5,366,031,629)	$11,624,391,616
Fidelity Central Funds (cost $613,660,657)	613,664,502
Total Investment in Securities (cost $5,979,692,286)		$12,238,056,118
Receivable for fund shares sold		6,130,369
Dividends receivable		11,111,204
Distributions receivable from Fidelity Central Funds		39,511
Prepaid expenses		36,113
Other receivables		487,753
Total assets		12,255,861,068
Liabilities
Payable for fund shares redeemed	$25,980,175
Accrued management fee	5,435,022
Other affiliated payables	1,477,364
Other payables and accrued expenses	426,049
Collateral on securities loaned	327,998,700
Total liabilities		361,317,310
Net Assets		$11,894,543,758
Net Assets consist of:
Paid in capital		$5,451,043,812
Total accumulated earnings (loss)		6,443,499,946
Net Assets		$11,894,543,758
Net Asset Value, offering price and redemption price per share ($11,894,543,758 ÷ 435,610,461 shares)		$27.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$59,110,189
Income from Fidelity Central Funds (including $559,691 from security lending)		1,048,103
Total income		60,158,292
Expenses
Management fee	$54,660,449
Transfer agent fees	14,974,240
Accounting fees	1,299,090
Custodian fees and expenses	73,614
Independent trustees' fees and expenses	53,650
Registration fees	346,897
Audit	46,285
Legal	11,463
Miscellaneous	144,072
Total expenses before reductions	71,609,760
Expense reductions	(205,435)
Total expenses after reductions		71,404,325
Net investment income (loss)		(11,246,033)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	607,825,620
Fidelity Central Funds	(3,425)
Foreign currency transactions	10,713
Total net realized gain (loss)		607,832,908
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	3,210,430,261
Assets and liabilities in foreign currencies	(2,124)
Total change in net unrealized appreciation (depreciation)		3,210,428,137
Net gain (loss)		3,818,261,045
Net increase (decrease) in net assets resulting from operations		$3,807,015,012

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(11,246,033)	$72,771,236
Net realized gain (loss)	607,832,908	418,200,625
Change in net unrealized appreciation (depreciation)	3,210,428,137	879,024,590
Net increase (decrease) in net assets resulting from operations	3,807,015,012	1,369,996,451
Distributions to shareholders	(582,570,452)	(906,376,597)
Share transactions
Proceeds from sales of shares	3,371,109,496	1,845,099,056
Reinvestment of distributions	551,671,834	859,465,256
Cost of shares redeemed	(3,284,592,962)	(1,677,168,985)
Net increase (decrease) in net assets resulting from share transactions	638,188,368	1,027,395,327
Total increase (decrease) in net assets	3,862,632,928	1,491,015,181
Net Assets
Beginning of period	8,031,910,830	6,540,895,649
End of period	$11,894,543,758	$8,031,910,830
Other Information
Shares
Sold	150,289,904	94,168,380
Issued in reinvestment of distributions	24,317,272	46,835,753
Redeemed	(142,668,627)	(86,927,730)
Net increase (decrease)	31,938,549	54,076,403

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Software and IT Services Portfolio

Years ended February 28,	2021	2020 A	2019 B	2018 B	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$19.90	$18.71	$17.89	$14.09	$11.11
Income from Investment Operations
Net investment income (loss)C	(.03)	.19D	.02	(.02)	(.01)
Net realized and unrealized gain (loss)	8.82	3.52	1.81	5.01	3.50
Total from investment operations	8.79	3.71	1.83	4.99	3.49
Distributions from net investment income	(.15)	(.05)	(.01)	–	(.01)
Distributions from net realized gain	(1.23)	(2.47)	(1.00)	(1.19)	(.50)
Total distributions	(1.38)	(2.52)	(1.01)	(1.19)	(.51)
Redemption fees added to paid in capitalC	–	–	–	–	–E
Net asset value, end of period	$27.31	$19.90	$18.71	$17.89	$14.09
Total ReturnF	45.80%	21.33%	10.90%	36.76%	31.83%
Ratios to Average Net AssetsG,H
Expenses before reductions	.70%	.70%	.72%	.73%	.76%
Expenses net of fee waivers, if any	.70%	.70%	.72%	.73%	.76%
Expenses net of all reductions	.69%	.70%	.71%	.73%	.75%
Net investment income (loss)	(.11)%	.98%D	.10%	(.09)%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$11,894,544	$8,031,911	$6,540,896	$5,539,357	$4,155,435
Portfolio turnover rateI	22%	23%	48%	31%	44%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	69.87%	33.55%	19.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$60,086	Technology Portfolio
$35,259	S&P 500® Index

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Brian Lempel:  For the fiscal year ending February 28, 2021, the fund gained 69.87%, outperforming the 53.25% advance of the MSCI US IMI Information Technology 25/50 Index, as well as the broad-based S&P 500® index. The top contributor to performance versus the sector index was security selection in semiconductors. Also bolstering performance was an underweighting and stock selection in technology hardware, storage & peripherals, and in IT consulting & other services. The fund's top individual relative contributor was Apple, which gained 79% the past 12 months. Overweighting the stock early in the period and underweighting later on was timely. The company was among our biggest holdings. Another top relative contributor was an out-of-index stake in Vivint Solar (+110%). Vivint was acquired by rival Sunrun during the period. Avoiding Intel, an index component that gained about 12%, also helped boost relative performance. Conversely, the primary detractor from performance versus the sector index was out-of-index exposure to interactive media & services. An underweighting in semiconductors and a non-index allocation to the other diversified financial services segment also hurt relative performance. Our non-index stake in Alibaba Group Holding, a position we established this period, was the fund's largest individual relative detractor due to its approximately -3% result. Another key relative detractor was our out-of-index position in Sunrun (+17%). This was among the biggest holdings as of February 28. Also hurting performance was our overweighting in SVMK, which returned roughly -25%. This was a stake we established the past 12 months. Notable changes in positioning include increased exposure to the semiconductors subindustry and a lower allocation to technology hardware, storage & peripherals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2021, Brian Lempel became sole manager of the fund after having served as co-manager with Nidhi Gupta since July 2020.

Technology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Microsoft Corp.	13.2
Apple, Inc.	12.5
MasterCard, Inc. Class A	5.8
Sunrun, Inc.	3.7
NVIDIA Corp.	3.3
Alibaba Group Holding Ltd. sponsored ADR	3.0
PayPal Holdings, Inc.	2.9
Micron Technology, Inc.	2.3
Flex Ltd.	2.3
ON Semiconductor Corp.	2.2
51.2

Top Industries (% of fund's net assets)

As of February 28, 2021
Software	28.5%
IT Services	18.5%
Semiconductors & Semiconductor Equipment	16.0%
Technology Hardware, Storage & Peripherals	13.9%
Electrical Equipment	4.6%
All Others*	18.5%

* Includes short-term investments and net other assets (liabilities).

Technology Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Chemicals - 1.3%
Commodity Chemicals - 0.4%
LG Chemical Ltd.	59,520	$43,866,983
Specialty Chemicals - 0.9%
Amyris, Inc. (a)(b)	8,055,688	111,168,494

TOTAL CHEMICALS		155,035,477

Communications Equipment - 0.1%
Communications Equipment - 0.1%
Acacia Communications, Inc. (a)	43,400	4,990,566
Lumentum Holdings, Inc. (a)	69,400	6,246,000
		11,236,566
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
Ant International Co. Ltd. Class C (a)(c)(d)	4,366,389	23,491,173
Electrical Equipment - 4.6%
Electrical Components & Equipment - 4.6%
Plug Power, Inc. (a)	638,400	30,885,792
Shoals Technologies Group, Inc.	2,095,200	68,345,424
Sunrun, Inc. (a)	7,133,745	446,429,762
		545,660,978
Heavy Electrical Equipment - 0.0%
NEL ASA (a)	824,900	2,399,370

TOTAL ELECTRICAL EQUIPMENT		548,060,348

Electronic Equipment & Components - 4.2%
Electronic Components - 0.1%
II-VI, Inc. (a)(b)	150,125	12,655,538
Electronic Manufacturing Services - 4.0%
Flex Ltd. (a)	14,752,902	268,355,287
Jabil, Inc.	4,682,660	202,150,432
		470,505,719
Technology Distributors - 0.1%
Avnet, Inc.	391,018	14,886,055

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		498,047,312

Entertainment - 0.6%
Movies & Entertainment - 0.6%
Cinemark Holdings, Inc. (b)	1,332,472	29,913,996
Live Nation Entertainment, Inc. (a)	252,000	22,392,720
Marcus Corp.	1,027,600	20,182,064
		72,488,780
Hotels, Restaurants & Leisure - 0.4%
Casinos & Gaming - 0.4%
Caesars Entertainment, Inc. (a)	439,400	41,057,536
SJM Holdings Ltd.	5,517,224	7,682,125
		48,739,661
Household Durables - 0.9%
Consumer Electronics - 0.9%
Sony Corp.	951,300	100,458,405
Sony Corp. sponsored ADR	115,300	12,199,893
		112,658,298
Independent Power and Renewable Electricity Producers - 0.3%
Renewable Electricity - 0.3%
Sunnova Energy International, Inc. (a)	878,487	39,391,357
Interactive Media & Services - 2.1%
Interactive Media & Services - 2.1%
Alphabet, Inc. Class C (a)	51,700	105,305,662
JOYY, Inc. ADR	70,600	8,323,740
Kakao Corp.	30,330	13,127,017
Tongdao Liepin Group (a)	14,632,092	35,653,751
Yandex NV Series A (a)	391,000	25,018,135
Z Holdings Corp.	11,264,738	68,774,461
		256,202,766
Internet & Direct Marketing Retail - 4.2%
Internet & Direct Marketing Retail - 4.2%
Alibaba Group Holding Ltd. (a)	413,400	12,422,333
Alibaba Group Holding Ltd. sponsored ADR (a)	1,488,500	353,905,760
Kogan.Com Ltd.	394,652	4,245,236
MakeMyTrip Ltd. (a)	1,814,430	60,874,127
Ozon Holdings PLC ADR (b)	43,600	2,587,660
Pinduoduo, Inc. ADR (a)	346,700	59,341,172
Porch Group, Inc. Class A (a)	473,400	8,502,264
		501,878,552
IT Services - 18.4%
Data Processing & Outsourced Services - 14.8%
Fidelity National Information Services, Inc.	1,042,327	143,841,126
Fiserv, Inc. (a)	174,685	20,153,408
FleetCor Technologies, Inc. (a)	66,300	18,385,653
Genpact Ltd.	3,333,600	134,810,784
Global Payments, Inc.	252,530	49,998,415
MasterCard, Inc. Class A	1,966,836	695,964,919
PayPal Holdings, Inc. (a)	1,340,100	348,224,985
Sabre Corp.	918,700	13,495,703
Square, Inc. (a)	428,100	98,475,843
Visa, Inc. Class A	1,185,500	251,788,345
		1,775,139,181
Internet Services & Infrastructure - 1.6%
GoDaddy, Inc. (a)	617,100	50,059,152
MongoDB, Inc. Class A (a)	119,800	46,234,414
Snowflake Computing, Inc. (b)	58,700	15,234,998
Snowflake Computing, Inc.:
Class B (e)	1,305	338,700
Class B	3,915	965,294
Twilio, Inc. Class A (a)	133,700	52,528,056
Wix.com Ltd. (a)	62,100	21,646,197
		187,006,811
IT Consulting & Other Services - 2.0%
Capgemini SA	1,021,600	164,122,218
Cognizant Technology Solutions Corp. Class A	546,900	40,186,212
DXC Technology Co.	285,600	7,202,832
Liveramp Holdings, Inc. (a)	454,400	28,699,904
		240,211,166

TOTAL IT SERVICES		2,202,357,158

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
JHL Biotech, Inc. (a)(d)	1,015,442	0
Machinery - 0.1%
Industrial Machinery - 0.1%
Kornit Digital Ltd. (a)	101,432	11,475,002
Oil, Gas & Consumable Fuels - 1.4%
Oil & Gas Refining & Marketing - 1.4%
Reliance Industries Ltd.	4,988,770	140,735,714
Reliance Industries Ltd.	206,153	3,375,844
Reliance Industries Ltd. sponsored GDR (e)	79,100	4,540,340
SK Innovation Co., Ltd.	95,910	22,158,759
		170,810,657
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Chime Biologics Ltd. (d)	1,015,442	528,873
Road & Rail - 2.5%
Trucking - 2.5%
Lyft, Inc. (a)	1,828,157	101,828,345
Uber Technologies, Inc. (a)	3,706,796	191,826,693
		293,655,038
Semiconductors & Semiconductor Equipment - 16.0%
Semiconductor Equipment - 3.2%
Applied Materials, Inc.	1,275,600	150,763,164
Array Technologies, Inc.	837,254	31,045,378
Lam Research Corp.	346,800	196,701,492
		378,510,034
Semiconductors - 12.8%
Advanced Micro Devices, Inc. (a)	720,500	60,889,455
Cirrus Logic, Inc. (a)	123,995	10,140,311
eMemory Technology, Inc.	435,924	12,746,316
Marvell Technology Group Ltd.	3,408,854	164,579,471
MediaTek, Inc.	270,000	8,679,367
Micron Technology, Inc. (a)	2,990,100	273,683,853
NVIDIA Corp.	721,950	396,047,331
NXP Semiconductors NV	917,904	167,563,375
ON Semiconductor Corp. (a)	6,498,200	261,682,514
Qualcomm, Inc.	860,400	117,177,876
Semtech Corp. (a)	269,200	19,735,052
SiTime Corp. (a)	133,400	12,997,162
Universal Display Corp.	23,600	4,995,884
Xilinx, Inc.	230,300	30,008,090
		1,540,926,057

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,919,436,091

Software - 28.3%
Application Software - 13.3%
Autodesk, Inc. (a)	841,900	232,364,400
Cognyte Software Ltd. (a)	3,188,478	92,051,360
Digital Turbine, Inc. (a)	740,300	61,126,571
Elastic NV (a)	883,100	118,679,809
Five9, Inc. (a)	33,100	6,131,444
HubSpot, Inc. (a)	59,800	30,797,000
LivePerson, Inc. (a)	340,556	22,347,285
Nuance Communications, Inc. (a)	2,749,500	122,627,700
Nutanix, Inc. Class B (a)(e)	72,872	2,206,929
RealPage, Inc. (a)	67,000	5,814,260
RingCentral, Inc. (a)	125,700	47,534,712
Salesforce.com, Inc. (a)	1,090,188	236,025,702
Splunk, Inc. (a)	288,800	41,301,288
SVMK, Inc. (a)(f)	9,077,233	169,018,078
Technology One Ltd.	5,233,240	34,066,022
Verint Systems, Inc. (a)	1,197,900	59,044,491
Viant Technology, Inc.	87,400	4,334,166
Workday, Inc. Class A (a)	518,560	127,140,541
Yext, Inc. (a)(b)(f)	7,565,000	127,999,800
Zendesk, Inc. (a)	279,400	40,831,516
Zoom Video Communications, Inc. Class A (a)	54,700	20,436,467
		1,601,879,541
Systems Software - 15.0%
Cloudflare, Inc. (a)	341,700	25,275,549
Crowdstrike Holdings, Inc. (a)	8,900	1,922,400
FireEye, Inc. (a)	238,900	4,615,548
Microsoft Corp.	6,819,040	1,584,608,516
NortonLifeLock, Inc.	2,996,706	58,465,734
Palo Alto Networks, Inc. (a)	109,400	39,199,114
Rapid7, Inc. (a)	869,500	66,290,680
Telos Corp.	50,800	1,692,656
VMware, Inc. Class A (a)(b)	90,800	12,549,468
		1,794,619,665

TOTAL SOFTWARE		3,396,499,206

Technology Hardware, Storage & Peripherals - 13.9%
Technology Hardware, Storage & Peripherals - 13.9%
Apple, Inc.	12,371,088	1,500,118,131
Samsung Electronics Co. Ltd.	1,981,400	144,977,273
Western Digital Corp.	386,500	26,486,845
		1,671,582,249
TOTAL COMMON STOCKS
(Cost $7,941,713,255)		11,933,574,564

Convertible Preferred Stocks - 0.7%
Communications Equipment - 0.0%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (c)(d)	281,500	2,250,874
Food & Staples Retailing - 0.3%
Food Retail - 0.3%
Roofoods Ltd. Series F (a)(c)(d)	41,041	36,023,796
Internet & Direct Marketing Retail - 0.1%
Internet & Direct Marketing Retail - 0.1%
Reddit, Inc. Series D (a)(c)(d)	250,861	10,655,120
IT Services - 0.1%
Internet Services & Infrastructure - 0.1%
ByteDance Ltd. Series E1 (c)(d)	70,707	7,747,662
Road & Rail - 0.0%
Trucking - 0.0%
Convoy, Inc. Series D (a)(c)(d)	203,844	3,263,542
Software - 0.2%
Application Software - 0.2%
Databricks, Inc. Series G (c)(d)	15,004	2,661,228
Thoughtworks, Inc. Series A (c)(d)	25,916	15,864,479
UiPath, Inc.:
Series A1 (a)(c)(d)	76,971	4,793,428
Series B1 (a)(c)(d)	3,834	238,765
Series B2 (a)(c)(d)	19,095	1,189,156
		24,747,056
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $52,545,840)		84,688,050

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.07% (g)	238,349	238,396
Fidelity Securities Lending Cash Central Fund 0.08% (g)(h)	92,014,558	92,023,760
TOTAL MONEY MARKET FUNDS
(Cost $92,262,156)		92,262,156
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $8,086,521,251)		12,110,524,770
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(124,182,653)
NET ASSETS - 100%		$11,986,342,117

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $108,179,223 or 0.9% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,085,969 or 0.1% of net assets.

 (f) Affiliated company

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$24,495,442
ByteDance Ltd. Series E1	11/18/20	$7,747,662
Convoy, Inc. Series D	10/30/19	$2,760,048
Databricks, Inc. Series G	2/1/21	$2,661,228
Reddit, Inc. Series D	2/4/19	$5,440,247
Roofoods Ltd. Series F	9/12/17	$14,510,890
Thoughtworks, Inc. Series A	1/13/21	$15,864,479
UiPath, Inc. Series A1	6/14/19	$1,009,647
UiPath, Inc. Series B1	6/14/19	$50,291
UiPath, Inc. Series B2	6/14/19	$250,474
Xsight Labs Ltd. Series D	2/16/21	$2,250,874

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$85,954
Fidelity Securities Lending Cash Central Fund	564,463
Total	$650,417

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
SVMK, Inc.	$--	$215,245,650	$947,591	$--	$(191,049)	$(45,088,932)	$169,018,078
Vivint Solar, Inc.	--	165,632,260	184,898,961	--	19,266,701	--	--
Yext, Inc.	21,878,912	108,822,288	1,303,695	--	16,724	(1,414,429)	127,999,800
Total	$21,878,912	$489,700,198	$187,150,247	$--	$19,092,376	$(46,503,361)	$297,017,878

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$11,933,574,564	$11,726,934,025	$182,620,493	$24,020,046
Convertible Preferred Stocks	84,688,050	--	--	84,688,050
Money Market Funds	92,262,156	92,262,156	--	--
Total Investments in Securities:	$12,110,524,770	$11,819,196,181	$182,620,493	$108,708,096
Net unrealized appreciation on unfunded commitments	$7,366,272	$--	$7,366,272	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	79.9%
Cayman Islands	4.1%
Netherlands	2.6%
Bermuda	2.5%
Singapore	2.3%
Korea (South)	1.9%
Japan	1.5%
France	1.4%
India	1.2%
Israel	1.1%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $89,113,414) — See accompanying schedule: Unaffiliated issuers (cost $7,649,661,067)	$11,721,244,736
Fidelity Central Funds (cost $92,262,156)	92,262,156
Other affiliated issuers (cost $344,598,028)	297,017,878
Total Investment in Securities (cost $8,086,521,251)		$12,110,524,770
Cash		20,902
Foreign currency held at value (cost $5,485,563)		5,485,563
Receivable for investments sold		23,790,468
Net unrealized appreciation on unfunded commitments		7,496,761
Receivable for fund shares sold		14,300,679
Dividends receivable		8,251,971
Distributions receivable from Fidelity Central Funds		39,258
Prepaid expenses		43,041
Other receivables		570,965
Total assets		12,170,524,378
Liabilities
Payable for investments purchased	$47,994,175
Net unrealized depreciation on unfunded commitments	130,489
Payable for fund shares redeemed	28,945,631
Accrued management fee	5,504,894
Other affiliated payables	1,392,790
Other payables and accrued expenses	8,205,714
Collateral on securities loaned	92,008,568
Total liabilities		184,182,261
Net Assets		$11,986,342,117
Net Assets consist of:
Paid in capital		$7,320,989,120
Total accumulated earnings (loss)		4,665,352,997
Net Assets		$11,986,342,117
Net Asset Value, offering price and redemption price per share ($11,986,342,117 ÷ 435,416,366 shares)		$27.53

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$50,064,528
Income from Fidelity Central Funds (including $564,463 from security lending)		650,417
Total income		50,714,945
Expenses
Management fee	$49,257,852
Transfer agent fees	12,697,206
Accounting fees	1,257,385
Custodian fees and expenses	212,789
Independent trustees' fees and expenses	46,541
Registration fees	388,188
Audit	46,354
Legal	11,520
Interest	44,368
Miscellaneous	114,373
Total expenses before reductions	64,076,576
Expense reductions	(916,448)
Total expenses after reductions		63,160,128
Net investment income (loss)		(12,445,183)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $403,773)	2,494,894,824
Fidelity Central Funds	20,648
Other affiliated issuers	19,092,376
Foreign currency transactions	(118,516)
Total net realized gain (loss)		2,513,889,332
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $7,689,576)	2,287,075,142
Affiliated issuers	(46,503,361)
Unfunded commitments	7,366,272
Assets and liabilities in foreign currencies	11,204
Total change in net unrealized appreciation (depreciation)		2,247,949,257
Net gain (loss)		4,761,838,589
Net increase (decrease) in net assets resulting from operations		$4,749,393,406

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(12,445,183)	$17,587,012
Net realized gain (loss)	2,513,889,332	433,691,557
Change in net unrealized appreciation (depreciation)	2,247,949,257	981,336,641
Net increase (decrease) in net assets resulting from operations	4,749,393,406	1,432,615,210
Distributions to shareholders	(1,867,597,939)	(116,939,082)
Share transactions
Proceeds from sales of shares	4,191,878,143	1,714,479,733
Reinvestment of distributions	1,777,095,512	111,024,657
Cost of shares redeemed	(3,423,005,308)	(1,706,723,713)
Net increase (decrease) in net assets resulting from share transactions	2,545,968,347	118,780,677
Total increase (decrease) in net assets	5,427,763,814	1,434,456,805
Net Assets
Beginning of period	6,558,578,303	5,124,121,498
End of period	$11,986,342,117	$6,558,578,303
Other Information
Shares
Sold	172,897,974	89,932,658
Issued in reinvestment of distributions	71,641,712	5,624,350
Redeemed	(142,814,110)	(93,619,847)
Net increase (decrease)	101,725,576	1,937,161

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Technology Portfolio

Years ended February 28,	2021	2020 A	2019 B	2018 B	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$19.65	$15.45	$19.36	$14.70	$10.78
Income from Investment Operations
Net investment income (loss)C	(.03)	.05	.06	–	.01
Net realized and unrealized gain (loss)	12.98	4.52	(.78)	6.15	4.11
Total from investment operations	12.95	4.57	(.72)	6.15	4.12
Distributions from net investment income	(.03)	(.05)	(.02)	–	(.01)
Distributions from net realized gain	(5.04)	(.32)	(3.17)	(1.49)	(.19)
Total distributions	(5.07)	(.37)	(3.19)	(1.49)	(.20)
Redemption fees added to paid in capitalC	–	–	–	–	–D
Net asset value, end of period	$27.53	$19.65	$15.45	$19.36	$14.70
Total ReturnE	69.87%	29.57%	(3.03)%	43.71%	38.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	.69%	.71%	.72%	.75%	.77%
Expenses net of fee waivers, if any	.69%	.71%	.72%	.75%	.77%
Expenses net of all reductions	.68%	.71%	.71%	.74%	.76%
Net investment income (loss)	(.13)%	.30%	.34%	.01%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$11,986,342	$6,558,578	$5,124,121	$7,242,300	$4,119,489
Portfolio turnover rateH	107%	32%I	126%I	71%	82%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Computers Portfolio	$58,237
Semiconductors Portfolio	217,101
Software and IT Services Portfolio	360,305
Technology Portfolio	344,687

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Communications Equipment Portfolio	$125,405,305	$57,919,700	$(2,319,856)	$55,599,844
Computers Portfolio	440,365,790	334,963,553	(7,531,857)	327,431,696
IT Services Portfolio	1,838,147,124	2,435,302,484	(17,670,298)	2,417,632,186
Semiconductors Portfolio	3,076,985,966	2,716,838,784	(5,931,151)	2,710,907,633
Software and IT Services Portfolio	5,983,252,076	6,343,717,026	(88,912,984)	6,254,804,042
Technology Portfolio	8,122,754,545	4,157,719,383	(162,582,886)	3,995,136,497

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$49,064	$1,351,015	$55,599,845
Computers Portfolio	13,279,147	52,955,588	327,279,565
IT Services Portfolio	14,023,938	130,492,252	2,417,622,614
Semiconductors Portfolio	72,831,214	162,181,798	2,710,900,062
Software and IT Services Portfolio	83,471,604	105,673,784	6,254,714,863
Technology Portfolio	432,670,026	245,571,780	3,995,145,454

The Semiconductors Portfolio intends to elect to defer to its next fiscal year $1,007,339 of ordinary losses recognized during the period January 1, 2021 to February 28, 2021.

The tax character of distributions paid was as follows:

February 28, 2021
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$643,329	$–	$643,329
Computers Portfolio	21,063,099	40,753,674	61,816,773
IT Services Portfolio	314,862	222,849,473	223,164,335
Semiconductors Portfolio	157,741,609	252,815,233	410,556,842
Software and IT Services Portfolio	251,374,950	331,195,503	582,570,453
Technology Portfolio	236,650,457	1,630,947,482	1,867,597,939

February 29, 2020
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$932,462	$8,656,844	$9,589,306
Computers Portfolio	10,240,600	55,894,488	66,135,088
IT Services Portfolio	1,583,948	90,433,001	92,016,949
Semiconductors Portfolio	31,024,498	106,423,112	137,447,610
Software and IT Services Portfolio	56,832,072	849,544,525	906,376,597
Technology Portfolio	15,486,529	101,452,553	116,939,082

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, IT Services Portfolio and Technology Portfolio had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	161,175,090	168,330,779
Computers Portfolio	456,163,239	515,489,963
IT Services Portfolio	1,233,093,106	2,268,181,768
Semiconductors Portfolio	3,688,776,946	4,049,242,249
Software and IT Services Portfolio	2,174,833,412	2,264,338,822
Technology Portfolio	10,554,591,466	9,857,476,838

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.23%	.53%
Computers Portfolio	.30%	.23%	.53%
IT Services Portfolio	.30%	.23%	.53%
Semiconductors Portfolio	.30%	.23%	.53%
Software and IT Services Portfolio	.30%	.23%	.53%
Technology Portfolio	.30%	.23%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.22%
Computers Portfolio	.15%
IT Services Portfolio	.16%
Semiconductors Portfolio	.14%
Software and IT Services Portfolio	.15%
Technology Portfolio	.14%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Communications Equipment Portfolio	.04
Computers Portfolio	.04
IT Services Portfolio	.03
Semiconductors Portfolio	.02
Software and IT Services Portfolio	.01
Technology Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$11,323
Computers Portfolio	16,776
IT Services Portfolio	37,479
Semiconductors Portfolio	119,654
Software and IT Services Portfolio	60,462
Technology Portfolio	227,978

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio and Technology Portfolio had no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Computers Portfolio	Borrower	$5,465,667	1.25%	$570
IT Services Portfolio	Borrower	7,244,300.33%		7,290
Semiconductors Portfolio	Borrower	31,172,500	1.59%	5,523
Technology Portfolio	Borrower	21,525,417.40%		43,816

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	10,651,598	5,337,761
Computers Portfolio	17,317,780	30,061,282
IT Services Portfolio	132,666,691	151,631,167
Semiconductors Portfolio	349,648,189	517,201,095
Software and IT Services Portfolio	301,937,625	263,817,701
Technology Portfolio	1,281,754,464	675,109,966

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 5,658,948 shares of Technology Portfolio were redeemed in-kind for investments and cash with a value of $97,220,739. The Fund had a net realized gain of $44,795,304 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Technology Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Technology Portfolio	$83,755

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Communications Equipment Portfolio	$335
Computers Portfolio	1,272
IT Services Portfolio	9,179
Semiconductors Portfolio	9,256
Software and IT Services Portfolio	21,737
Technology Portfolio	18,790

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Communications Equipment Portfolio	$11,280	$3,459	$–
Computers Portfolio	3,190	99	–
IT Services Portfolio	119,560	11,255	–
Semiconductors Portfolio	6,085	612	–
Software and IT Services Portfolio	58,604	–	–
Technology Portfolio	59,999	2,358	–

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
IT Services Portfolio	$5,847,714.59%		$1,342
Technology Portfolio	16,826,000.59%		552

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Custodian credits
Communications Equipment Portfolio	$36,491	$–
Computers Portfolio	85,139	–
IT Services Portfolio	102,375	–
Semiconductors Portfolio	407,106	432
Software and IT Services Portfolio	168,789	3,335
Technology Portfolio	887,170	–

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Communications Equipment Portfolio	$570
Computers Portfolio	2,134
IT Services Portfolio	14,660
Semiconductors Portfolio	15,776
Software and IT Services Portfolio	33,311
Technology Portfolio	29,278

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, and Technology Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodians, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Communications Equipment Portfolio	.88%
Actual		$1,000.00	$1,161.70	$4.72
Hypothetical-C		$1,000.00	$1,020.43	$4.41
Computers Portfolio	.73%
Actual		$1,000.00	$1,304.10	$4.17
Hypothetical-C		$1,000.00	$1,021.17	$3.66
IT Services Portfolio	.71%
Actual		$1,000.00	$1,096.90	$3.69
Hypothetical-C		$1,000.00	$1,021.27	$3.56
Semiconductors Portfolio	.69%
Actual		$1,000.00	$1,349.50	$4.02
Hypothetical-C		$1,000.00	$1,021.37	$3.46
Software and IT Services Portfolio	.69%
Actual		$1,000.00	$1,077.20	$3.55
Hypothetical-C		$1,000.00	$1,021.37	$3.46
Technology Portfolio	.68%
Actual		$1,000.00	$1,150.60	$3.63
Hypothetical-C		$1,000.00	$1,021.42	$3.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/12/21	04/09/21	$0.013	$0.331
Computers Portfolio	04/12/21	04/09/21	$0.464	$9.385
IT Services Portfolio	04/12/21	04/09/21	$0.000	$3.332
Semiconductors Portfolio	04/12/21	04/09/21	$0.000	$0.712
Software and IT Services Portfolio	04/12/21	04/09/21	$0.000	$0.442
Technology Portfolio	04/12/21	04/09/21	$0.000	$1.586

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Communications Equipment Portfolio	$1,351,015
Computers Portfolio	$85,711,280
IT Services Portfolio	$328,945,510
Semiconductors Portfolio	$320,104,308
Software and IT Services Portfolio	$299,911,365
Technology Portfolio	$1,645,678,845

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2020	December 2020
Communications Equipment Portfolio	100%	100%
Computers Portfolio	23%	93%
IT Services Portfolio	100%	–
Semiconductors Portfolio	13%	100%
Software and IT Services Portfolio	76%	24%
Technology Portfolio	99%	15%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2020	December 2020
Communications Equipment Portfolio	100%	100%
Computers Portfolio	22%	100%
IT Services Portfolio	100%	–
Semiconductors Portfolio	17%	100%
Software and IT Services Portfolio	77%	26%
Technology Portfolio	100%	17%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April 2020	December 2020
Communications Equipment Portfolio	–	–
Computers Portfolio	100%	–
IT Services Portfolio	–	–
Semiconductors Portfolio	99.84%	–
Software and IT Services Portfolio	100%	100%
Technology Portfolio	–	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Computers Portfolio	04/09/20	$0.7473	$0.0957
	12/21/20	$0.5382	$0.0762

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Communications Equipment Portfolio
Computers Portfolio
IT Services Portfolio
Semiconductors Portfolio
Software and IT Services Portfolio
Technology Portfolio

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,463,705,305.665	92.437
Withheld	2,655,951,104.308	7.563
TOTAL	35,119,656,409.973	100.000
Donald F. Donahue
Affirmative	32,446,843,861.354	92.389
Withheld	2,672,812,548.619	7.611
TOTAL	35,119,656,409.973	100.000
Bettina Doulton
Affirmative	32,610,463,757.584	92.855
Withheld	2,509,192,652.389	7.145
TOTAL	35,119,656,409.973	100.000
Vicki L. Fuller
Affirmative	32,688,213,522.720	93.077
Withheld	2,431,442,887.253	6.923
TOTAL	35,119,656,409.973	100.000
Patricia L. Kampling
Affirmative	32,313,755,598.535	92.010
Withheld	2,805,900,811.438	7.990
TOTAL	35,119,656,409.973	100.000
Alan J. Lacy
Affirmative	31,990,158,754.948	91.089
Withheld	3,129,497,655.026	8.911
TOTAL	35,119,656,409.973	100.000
Ned C. Lautenbach
Affirmative	32,043,019,991.143	91.240
Withheld	3,076,636,418.830	8.760
TOTAL	35,119,656,409.973	100.000
Robert A. Lawrence
Affirmative	32,150,842,398.009	91.547
Withheld	2,968,814,011.965	8.453
TOTAL	35,119,656,409.973	100.000
Joseph Mauriello
Affirmative	32,082,201,213.166	91.351
Withheld	3,037,455,196.807	8.649
TOTAL	35,119,656,409.973	100.000
Cornelia M. Small
Affirmative	32,207,976,835.934	91.709
Withheld	2,911,679,574.039	8.291
TOTAL	35,119,656,409.973	100.000
Garnett A. Smith
Affirmative	32,102,654,343.096	91.409
Withheld	3,017,002,066.877	8.591
TOTAL	35,119,656,409.973	100.000
David M. Thomas
Affirmative	32,150,749,424.556	91.546
Withheld	2,968,906,985.418	8.454
TOTAL	35,119,656,409.973	100.000
Susan Tomasky
Affirmative	32,381,933,484.515	92.205
Withheld	2,737,722,925.459	7.795
TOTAL	35,119,656,409.973	100.000
Michael E. Wiley
Affirmative	32,135,064,741.973	91.502
Withheld	2,984,591,668.000	8.498
TOTAL	35,119,656,409.973	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELTEC-ANN-0421
1.813669.116

Fidelity® Select Portfolios®
Materials Sector

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

Annual Report

February 28, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Chemicals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Gold Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Materials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	41.65%	10.74%	9.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28,2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,951	Chemicals Portfolio
$35,259	S&P 500® Index

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager David Wagner:  For the fiscal year ending February 28, 2021, the fund gained 41.65%, roughly in line with the 41.48% increase in the MSCI US IMI Chemicals 25/50 Linked Index, but outperforming the broad-based S&P 500® index. The primary contributor to performance versus the industry index was security selection in the commodity chemicals category. An overweighting in diversified chemicals and picks among specialty chemicals stocks also helped. The biggest individual relative contributor was an overweight position in Olin (+101%), one of the portfolio’s biggest holdings as of February 28. Also boosting the fund’s return versus the index was our outsized stake in Tronox Holdings, which gained 165%. Adding further value was our lighter-than-index stake in International Flavors & Fragrances (+16%). The company was among the largest holdings at period end. Conversely, the biggest detractor from performance versus the industry index was stock selection and an underweighting in fertilizers & agricultural chemicals. Subpar investment choices in diversified chemicals and an underweighting among commodity chemicals firms also hampered relative performance. The biggest individual relative detractor was an underweight position in Albemarle (+95%), where we decreased our stake the past 12 months. Further hampering the fund’s relative result was an underweighting in Livent (+109%). This period we reduced our stake in the company. Another key relative detractor was our larger-than-index holding in Innospec (+14%), a position that was sold the past year. Notable changes in positioning include a higher allocation to the fertilizers & agricultural chemicals and commodity chemicals groups.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On July 1, 2020, Rick Malnight retired from Fidelity, leaving David Wagner as sole portfolio manager of the fund.

Chemicals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Linde PLC	17.1
Sherwin-Williams Co.	8.1
Corteva, Inc.	5.6
Air Products & Chemicals, Inc.	5.2
DuPont de Nemours, Inc.	4.8
Olin Corp.	4.4
Ecolab, Inc.	3.8
International Flavors & Fragrances, Inc.	3.8
Celanese Corp. Class A	3.6
PPG Industries, Inc.	3.5
59.9

Top Industries (% of fund's net assets)

As of February 28, 2021
Chemicals	98.4%
Trading Companies & Distributors	1.2%
All Others*	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Chemicals Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Chemicals - 98.4%
Commodity Chemicals - 13.9%
Dow, Inc.	346,900	$20,574,639
LyondellBasell Industries NV Class A	162,900	16,793,361
Olin Corp.	996,800	30,840,992
Orion Engineered Carbons SA	435,826	7,714,120
Tronox Holdings PLC	979,969	17,972,631
Westlake Chemical Corp.	38,456	3,291,449
		97,187,192
Diversified Chemicals - 8.4%
Eastman Chemical Co.	113,600	12,411,936
Huntsman Corp.	825,800	22,544,340
The Chemours Co. LLC (a)	1,030,259	24,241,994
		59,198,270
Fertilizers & Agricultural Chemicals - 13.0%
CF Industries Holdings, Inc.	335,417	15,187,682
Corteva, Inc.	869,893	39,275,669
FMC Corp.	98,016	9,967,247
The Mosaic Co.	699,000	20,550,600
The Scotts Miracle-Gro Co. Class A	28,500	6,074,775
		91,055,973
Industrial Gases - 22.3%
Air Products & Chemicals, Inc.	142,011	36,300,852
Linde PLC	491,316	120,013,761
		156,314,613
Specialty Chemicals - 40.8%
Albemarle Corp. U.S.	19,800	3,112,758
Ashland Global Holdings, Inc.	175,400	14,754,648
Atotech Ltd. (a)	275,500	5,589,895
Avient Corp.	121,200	5,238,264
Axalta Coating Systems Ltd. (b)	454,100	12,415,094
Celanese Corp. Class A	182,300	25,323,293
Covestro AG (c)	112,500	8,138,783
DuPont de Nemours, Inc.	478,294	33,633,634
Ecolab, Inc.	126,900	26,567,784
Element Solutions, Inc.	817,243	14,751,236
H.B. Fuller Co.	180,600	10,126,242
HEXPOL AB (B Shares)	492,700	5,286,493
International Flavors & Fragrances, Inc.	195,716	26,521,475
Livent Corp. (b)	200	3,724
PPG Industries, Inc.	183,600	24,752,952
Quaker Chemical Corp. (a)	17,500	4,941,650
Sherwin-Williams Co.	83,233	56,626,739
W.R. Grace & Co.	130,550	7,736,393
		285,521,057

TOTAL CHEMICALS		689,277,105

Trading Companies & Distributors - 1.2%
Trading Companies & Distributors - 1.2%
Univar, Inc. (b)	427,500	8,511,525
TOTAL COMMON STOCKS
(Cost $449,685,754)		697,788,630

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.07% (d)	322,717	322,782
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	23,870,465	23,872,852
TOTAL MONEY MARKET FUNDS
(Cost $24,195,634)		24,195,634
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $473,881,388)		721,984,264
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(21,304,057)
NET ASSETS - 100%		$700,680,207

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,138,783 or 1.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,287
Fidelity Securities Lending Cash Central Fund	172,092
Total	$178,379

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$697,788,630	$697,788,630	$--	$--
Money Market Funds	24,195,634	24,195,634	--	--
Total Investments in Securities:	$721,984,264	$721,984,264	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	73.0%
Ireland	17.1%
United Kingdom	2.6%
Netherlands	2.4%
Bermuda	1.8%
Germany	1.2%
Luxembourg	1.1%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $23,088,310) — See accompanying schedule: Unaffiliated issuers (cost $449,685,754)	$697,788,630
Fidelity Central Funds (cost $24,195,634)	24,195,634
Total Investment in Securities (cost $473,881,388)		$721,984,264
Receivable for investments sold		2,159,501
Receivable for fund shares sold		176,660
Dividends receivable		1,451,260
Distributions receivable from Fidelity Central Funds		39,068
Prepaid expenses		9,509
Other receivables		153,865
Total assets		725,974,127
Liabilities
Payable for fund shares redeemed	$805,439
Accrued management fee	313,001
Other affiliated payables	132,005
Other payables and accrued expenses	182,775
Collateral on securities loaned	23,860,700
Total liabilities		25,293,920
Net Assets		$700,680,207
Net Assets consist of:
Paid in capital		$475,979,888
Total accumulated earnings (loss)		224,700,319
Net Assets		$700,680,207
Net Asset Value, offering price and redemption price per share ($700,680,207 ÷ 47,772,525 shares)		$14.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$13,271,277
Income from Fidelity Central Funds (including $172,092 from security lending)		178,379
Total income		13,449,656
Expenses
Management fee	$3,465,645
Transfer agent fees	1,357,141
Accounting fees	236,866
Custodian fees and expenses	8,919
Independent trustees' fees and expenses	3,698
Registration fees	21,756
Audit	46,786
Legal	3,185
Interest	70
Miscellaneous	21,845
Total expenses before reductions	5,165,911
Expense reductions	(69,627)
Total expenses after reductions		5,096,284
Net investment income (loss)		8,353,372
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,933,756
Fidelity Central Funds	5,936
Foreign currency transactions	(3,423)
Total net realized gain (loss)		17,936,269
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	200,479,267
Assets and liabilities in foreign currencies	29,852
Total change in net unrealized appreciation (depreciation)		200,509,119
Net gain (loss)		218,445,388
Net increase (decrease) in net assets resulting from operations		$226,798,760

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,353,372	$11,421,771
Net realized gain (loss)	17,936,269	(16,186,423)
Change in net unrealized appreciation (depreciation)	200,509,119	(153,952,494)
Net increase (decrease) in net assets resulting from operations	226,798,760	(158,717,146)
Distributions to shareholders	(7,889,774)	(64,898,786)
Share transactions
Proceeds from sales of shares	51,330,497	51,439,480
Reinvestment of distributions	7,425,299	61,546,519
Cost of shares redeemed	(233,425,777)	(386,307,907)
Net increase (decrease) in net assets resulting from share transactions	(174,669,981)	(273,321,908)
Total increase (decrease) in net assets	44,239,005	(496,937,840)
Net Assets
Beginning of period	656,441,202	1,153,379,042
End of period	$700,680,207	$656,441,202
Other Information
Shares
Sold	4,348,003	4,140,804
Issued in reinvestment of distributions	515,288	4,713,661
Redeemed	(19,763,574)	(31,186,535)
Net increase (decrease)	(14,900,283)	(22,332,070)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Chemicals Portfolio

Years ended February 28,	2021	2020 A	2019 B	2018 B	2017 B
Selected Per–Share Data
Net asset value, beginning of period	$10.47	$13.57	$17.34	$16.24	$12.32
Income from Investment Operations
Net investment income (loss)C	.15	.15	.23	.19	.18
Net realized and unrealized gain (loss)	4.21	(2.39)	(2.17)	2.36	4.44
Total from investment operations	4.36	(2.24)	(1.94)	2.55	4.62
Distributions from net investment income	(.16)	(.20)	(.21)	(.16)	(.17)
Distributions from net realized gain	–	(.66)	(1.62)	(1.29)	(.53)
Total distributions	(.16)	(.86)	(1.83)	(1.45)	(.70)
Redemption fees added to paid in capitalC	–	–	–	–	–D
Net asset value, end of period	$14.67	$10.47	$13.57	$17.34	$16.24
Total ReturnE	41.65%	(17.63)%	(11.10)%	16.31%	38.02%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.78%	.77%	.77%	.80%
Expenses net of fee waivers, if any	.79%	.78%	.77%	.77%	.80%
Expenses net of all reductions	.78%	.77%	.76%	.77%	.79%
Net investment income (loss)	1.28%	1.21%	1.50%	1.12%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$700,680	$656,441	$1,153,379	$1,790,221	$1,626,642
Portfolio turnover rateH	50%	77%	62%	62%	85%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Chemicals Portfolio	$150,356

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$247,674,340
Gross unrealized depreciation	(265,733)
Net unrealized appreciation (depreciation)	$247,408,607
Tax Cost	$474,575,657

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(22,563,884)
Net unrealized appreciation (depreciation) on securities and other investments	$247,414,557

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(6,780,235)
Long-term	(15,783,649)
Total capital loss carryforward	$(22,563,884)

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$7,889,774	$ 13,950,855
Long-term Capital Gains	–	50,947,931
Total	$7,889,774	$ 64,898,786

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Chemicals Portfolio	322,999,464	486,042,966

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Chemicals Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Chemicals Portfolio	$14,969

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Chemicals Portfolio	Borrower	$2,462,000.34%		$70

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Chemicals Portfolio	13,183,070	38,116,902

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Chemicals Portfolio	$1,509

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Chemicals Portfolio	$14,785	$47	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $66,850 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $2,777.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	9.89%	6.89%	(6.50)%
Class M (incl. 3.50% sales charge)	12.21%	7.09%	(6.55)%
Class C (incl. contingent deferred sales charge)	14.81%	7.44%	(6.61)%
Gold Portfolio	16.96%	8.52%	(5.67)%
Class I	16.96%	8.53%	(5.64)%
Class Z	17.12%	8.60%	(5.61)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$5,578	Gold Portfolio
$35,259	S&P 500® Index

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Steven Calhoun:  For the fiscal year ending February 28, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 16% to 17%, trailing the 20.25% advance of the S&P Global BMI Gold Capped Index 20/45 Linked Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary detractor, especially within the gold group. Stock selection in precious metals & minerals also hurt. Our lighter-than-index stake in Zijin Mining Group, a position we established this period, was the fund's biggest individual relative detractor and gained 61% the past 12 months. Another notable relative detractor was our untimely positioning in Kinross Gold (-34%). The company was among the largest holdings as of February 28, but the fund was underweight this index component, on average, during the period. Also hurting performance was our lighter-than-index stake in Sibanye Stillwater, which gained about 98%. Sibanye Stillwater was not held at period end. Conversely, the top contributor to performance versus the industry index were stock picks in silver, a group not held by the index. An underweighting in gold and security selection in diversified metals & mining also boosted the fund's relative result. Our non-index stake in Mag Silver was the fund's top individual relative contributor, driven by a 129% rise. Also adding value was our overweighting in Orla Mining, which gained 99%. Orla Mining was among the biggest holdings at period end. Another notable relative contributor was our overweighting in Premier Gold Mines (+177%), a stake we established this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Gold Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 28, 2021

(excluding repurchase agreements)	% of fund's net assets
Newmont Corp.	13.1
Barrick Gold Corp. (Canada)	9.6
Franco-Nevada Corp.	8.1
Wheaton Precious Metals Corp.	6.1
Agnico Eagle Mines Ltd. (Canada)	5.7
Northern Star Resources Ltd.	3.8
Zijin Mining Group Co. Ltd. (H Shares)	3.5
Kinross Gold Corp.	3.0
Novagold Resources, Inc.	2.4
Orla Mining Ltd.	2.4
57.7

Top Industries (% of fund's net assets)

As of February 28, 2021
Gold	90.0%
Silver	3.7%
Diversified Metals & Mining	2.5%
Precious Metals & Minerals	1.9%
Commodities & Related Investments*	0.7%
All Others*,**	1.2%

 * Includes gold bullion and/or silver bullion.

 ** Includes Short-Term investments and Net Other Assets (Liabilities).

Geographic Diversification (% of fund's net assets)

As of February 28, 2021
Canada	70.6%
United States of America*	17.1%
Australia	7.2%
China	3.5%
South Africa	1.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 7.2%
Metals & Mining - 7.2%
Gold - 7.2%
Evolution Mining Ltd.	12,669,142	$40,942,739
Newcrest Mining Ltd.	974,549	18,476,716
Northern Star Resources Ltd.	8,283,670	65,077,211
		124,496,666
Canada - 70.6%
Metals & Mining - 70.6%
Diversified Metals & Mining - 2.5%
Major Drilling Group International, Inc. (a)	957,800	5,291,006
New Pacific Holdings Corp. (a)(b)	5,213,800	25,606,043
Western Copper & Gold Corp. (a)(b)(c)	7,309,100	11,659,180
		42,556,229
Gold - 63.4%
Agnico Eagle Mines Ltd. (Canada)	1,754,100	97,918,642
Alamos Gold, Inc.	3,898,100	27,629,154
B2Gold Corp.	9,000,000	39,179,632
Barrick Gold Corp. (Canada)	8,868,400	165,507,229
Battle North Gold Corp. (a)(c)	9,258,200	11,931,045
Centerra Gold, Inc.	1,949,000	18,914,152
Eldorado Gold Corp. (a)	974,500	10,207,516
Franco-Nevada Corp.	1,300,000	139,193,777
Gold Standard Ventures Corp. (a)(c)	23,168,300	14,928,498
Kinross Gold Corp.	8,283,600	51,487,723
Kirkland Lake Gold Ltd.	730,900	23,903,865
Lundin Gold, Inc. (a)	3,898,100	31,427,397
Maple Gold Mines Ltd. (a)(c)	20,000,000	4,243,281
New Gold, Inc. (a)	4,872,700	7,849,312
Novagold Resources, Inc. (a)	5,000,000	41,961,339
OceanaGold Corp. (a)	11,694,500	16,908,597
Orla Mining Ltd. (a)(c)	12,000,000	41,395,568
Osisko Gold Royalties Ltd.	2,923,600	29,176,269
Premier Gold Mines Ltd. (a)(c)	12,000,000	27,251,297
Pretium Resources, Inc. (a)	2,923,600	28,441,119
Pure Gold Mining, Inc. (a)	9,745,400	14,167,052
Seabridge Gold, Inc. (a)(b)	1,461,800	24,949,156
Skeena Resources Ltd. (a)	2,923,600	7,144,740
SSR Mining, Inc.	1,461,800	20,756,503
Torex Gold Resources, Inc. (a)	1,461,800	17,712,522
Victoria Gold Corp. (a)	2,436,300	21,575,594
Wesdome Gold Mines, Inc. (a)	2,923,600	19,642,291
Wheaton Precious Metals Corp.	2,923,600	104,575,100
Yamana Gold, Inc.	7,796,300	30,998,961
		1,090,977,331
Precious Metals & Minerals - 1.9%
Osisko Mining, Inc. (a)	3,898,100	8,607,309
SilverCrest Metals, Inc. (a)	2,923,600	24,328,873
		32,936,182
Silver - 2.8%
MAG Silver Corp. (a)	1,364,300	26,179,637
Pan American Silver Corp.	682,100	22,522,942
		48,702,579
TOTAL METALS & MINING		1,215,172,321
China - 3.5%
Metals & Mining - 3.5%
Gold - 3.5%
Zijin Mining Group Co. Ltd. (H Shares)	40,930,000	60,684,334
South Africa - 1.6%
Metals & Mining - 1.6%
Gold - 1.6%
AngloGold Ashanti Ltd.	974,500	19,488,334
Gold Fields Ltd.	974,500	8,046,161
		27,534,495
United States of America - 15.2%
Metals & Mining - 15.2%
Gold - 14.3%
Newmont Corp.	4,141,800	225,231,085
Royal Gold, Inc.	194,900	20,213,079
		245,444,164
Silver - 0.9%
Gatos Silver, Inc. (b)	1,119,857	15,633,204
TOTAL METALS & MINING		261,077,368
TOTAL COMMON STOCKS
(Cost $1,165,152,625)		1,688,965,184
	Troy Ounces

Commodities - 0.7%
Gold Bullion(a)
(Cost $6,051,546)	6,980	12,073,027
	Shares

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.07% (d)	17,138,885	17,142,312
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	1,230,272	1,230,395
TOTAL MONEY MARKET FUNDS
(Cost $18,372,707)		18,372,707
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $1,189,576,878)		1,719,410,918
NET OTHER ASSETS (LIABILITIES) - 0.1%		1,657,530
NET ASSETS - 100%		$1,721,068,448

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22,986
Fidelity Securities Lending Cash Central Fund	210,661
Total	$233,647

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Consolidated Statement of Operations, if applicable.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Select Cayman Gold Ltd.	$11,033,003	$537	$--	$--	$--	$1,061,344	$12,094,884

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Battle North Gold Corp.	$--	$13,347,033	$330,676	$--	$(63,654)	$(1,021,658)	$11,931,045
Gold Standard Ventures Corp.	12,871,008	2,596,215	627,553	--	(887,738)	976,566	14,928,498
Maple Gold Mines Ltd.	--	5,818,130	--	--	--	(1,574,849)	4,243,281
Orla Mining Ltd.	17,284,411	2,899,165	--	--	--	21,211,992	41,395,568
Premier Gold Mines Ltd.	--	16,080,514	--	--	--	11,170,783	27,251,297
Western Copper & Gold Corp.	--	8,326,952	349,704	--	137,755	3,544,177	11,659,180
Total	$30,155,419	$49,068,009	$1,307,933	$--	$(813,637)	$34,307,011	$111,408,869

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,688,965,184	$1,661,430,689	$27,534,495	$--
Commodities	12,073,027	12,073,027	--	--
Money Market Funds	18,372,707	18,372,707	--	--
Total Investments in Securities:	$1,719,410,918	$1,691,876,423	$27,534,495	$--

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $1,077,224) — See accompanying schedule: Unaffiliated issuers (cost $1,083,003,088)	$1,577,556,315
Fidelity Central Funds (cost $18,372,707)	18,372,707
Commodities (cost $6,051,546)	12,073,027
Other affiliated issuers (cost $82,149,537)	111,408,869
Total Investment in Securities (cost $1,189,576,878)		$1,719,410,918
Cash		22,625
Foreign currency held at value (cost $124,856)		124,744
Receivable for investments sold		286,629
Receivable for fund shares sold		7,527,401
Dividends receivable		1,393,008
Distributions receivable from Fidelity Central Funds		7,785
Prepaid expenses		8,057
Other receivables		164,672
Total assets		1,728,945,839
Liabilities
Payable for fund shares redeemed	$5,105,998
Accrued management fee	860,571
Distribution and service plan fees payable	79,073
Other affiliated payables	363,569
Other payables and accrued expenses	237,079
Collateral on securities loaned	1,231,101
Total liabilities		7,877,391
Net Assets		$1,721,068,448
Net Assets consist of:
Paid in capital		$2,721,882,841
Total accumulated earnings (loss)		(1,000,814,393)
Net Assets		$1,721,068,448
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($82,988,811 ÷ 3,436,599 shares)(a)		$24.15
Maximum offering price per share (100/94.25 of $24.15)		$25.62
Class M:
Net Asset Value and redemption price per share ($24,535,271 ÷ 1,041,034 shares)(a)		$23.57
Maximum offering price per share (100/96.50 of $23.57)		$24.42
Class C:
Net Asset Value and offering price per share ($51,194,707 ÷ 2,296,172 shares)(a)		$22.30
Gold:
Net Asset Value, offering price and redemption price per share ($1,319,439,976 ÷ 52,930,261 shares)		$24.93
Class I:
Net Asset Value, offering price and redemption price per share ($137,616,576 ÷ 5,519,988 shares)		$24.93
Class Z:
Net Asset Value, offering price and redemption price per share ($105,293,107 ÷ 4,221,560 shares)		$24.94

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$20,479,796
Income from Fidelity Central Funds (including $210,661 from security lending)		233,647
Total income		20,713,443
Expenses
Management fee	$11,641,724
Transfer agent fees	3,723,566
Distribution and service plan fees	1,023,309
Accounting fees	963,219
Custodian fees and expenses	107,595
Independent trustees' fees and expenses	11,845
Registration fees	190,080
Audit	68,482
Legal	3,811
Interest	3,182
Miscellaneous	43,886
Total expenses before reductions	17,780,699
Expense reductions	(272,715)
Total expenses after reductions		17,507,984
Net investment income (loss)		3,205,459
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	212,398,945
Fidelity Central Funds	2,621
Other affiliated issuers	(813,637)
Foreign currency transactions	(69,406)
Total net realized gain (loss)		211,518,523
Change in net unrealized appreciation (depreciation) on:
Investments:
Investments	42,772,823
Affiliated issuers	34,307,011
Assets and liabilities in foreign currencies	(66,912)
Commodities	1,063,054
Total change in net unrealized appreciation (depreciation)		78,075,976
Net gain (loss)		289,594,499
Net increase (decrease) in net assets resulting from operations		$292,799,958

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,205,459	$3,699,988
Net realized gain (loss)	211,518,523	(62,236,379)
Change in net unrealized appreciation (depreciation)	78,075,976	260,887,436
Net increase (decrease) in net assets resulting from operations	292,799,958	202,351,045
Distributions to shareholders	(91,091,449)	(6,847,722)
Share transactions - net increase (decrease)	(120,585,130)	185,112,852
Total increase (decrease) in net assets	81,123,379	380,616,175
Net Assets
Beginning of period	1,639,945,069	1,259,328,894
End of period	$1,721,068,448	$1,639,945,069

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Gold Portfolio Class A

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.67	$18.52	$18.30	$20.54	$17.70
Income from Investment Operations
Net investment income (loss)B	(.04)	(.01)C	(.03)	(.12)	(.16)
Net realized and unrealized gain (loss)	3.74	3.20	.25	(2.09)	3.59
Total from investment operations	3.70	3.19	.22	(2.21)	3.43
Distributions from net investment income	(1.22)	(.01)	–	–	–
Distributions from net realized gain	–	(.03)	–	(.03)	(.60)
Total distributions	(1.22)	(.04)	–	(.03)	(.60)
Redemption fees added to paid in capitalB	–	–	–	–	.01
Net asset value, end of period	$24.15	$21.67	$18.52	$18.30	$20.54
Total ReturnD,E	16.59%	17.23%	1.20%	(10.77)%	19.97%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.08%	1.13%	1.19%	1.18%	1.19%
Expenses net of fee waivers, if any	1.08%	1.13%	1.18%	1.16%	1.16%
Expenses net of all reductions	1.07%	1.12%	1.18%	1.16%	1.16%
Net investment income (loss)	(.12)%	(.05)%C	(.15)%	(.58)%	(.71)%
Supplemental Data
Net assets, end of period (000 omitted)	$82,989	$64,971	$50,479	$61,703	$83,589
Portfolio turnover rateH	46%	56%	37%	13%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.26) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class M

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.16	$18.11	$17.94	$20.19	$17.37
Income from Investment Operations
Net investment income (loss)B	(.12)	(.07)C	(.07)	(.17)	(.22)
Net realized and unrealized gain (loss)	3.67	3.12	.24	(2.05)	3.54
Total from investment operations	3.55	3.05	.17	(2.22)	3.32
Distributions from net investment income	(1.14)	–	–	–	–
Distributions from net realized gain	–	–	–	(.03)	(.51)
Total distributions	(1.14)	–	–	(.03)	(.51)
Redemption fees added to paid in capitalB	–	–	–	–	.01
Net asset value, end of period	$23.57	$21.16	$18.11	$17.94	$20.19
Total ReturnD,E	16.28%	16.84%	.95%	(11.04)%	19.62%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.37%	1.42%	1.48%	1.48%	1.49%
Expenses net of fee waivers, if any	1.37%	1.42%	1.46%	1.47%	1.46%
Expenses net of all reductions	1.36%	1.41%	1.46%	1.47%	1.46%
Net investment income (loss)	(.42)%	(.34)%C	(.43)%	(.88)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$24,535	$19,620	$17,401	$19,355	$25,170
Portfolio turnover rateH	46%	56%	37%	13%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.56) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class C

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.07	$17.24	$17.15	$19.36	$16.68
Income from Investment Operations
Net investment income (loss)B	(.22)	(.14)C	(.13)	(.24)	(.29)
Net realized and unrealized gain (loss)	3.49	2.97	.22	(1.95)	3.42
Total from investment operations	3.27	2.83	.09	(2.19)	3.13
Distributions from net investment income	(1.04)	–	–	–	–
Distributions from net realized gain	–	–	–	(.02)	(.45)
Total distributions	(1.04)	–	–	(.02)	(.45)
Redemption fees added to paid in capitalB	–	–	–	–	–D
Net asset value, end of period	$22.30	$20.07	$17.24	$17.15	$19.36
Total ReturnE,F	15.81%	16.42%	.52%	(11.35)%	19.19%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.78%	1.80%	1.84%	1.85%	1.88%
Expenses net of fee waivers, if any	1.78%	1.80%	1.83%	1.83%	1.85%
Expenses net of all reductions	1.77%	1.79%	1.83%	1.83%	1.84%
Net investment income (loss)	(.83)%	(.72)%C	(.80)%	(1.25)%	(1.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$51,195	$52,375	$67,760	$92,724	$101,215
Portfolio turnover rateI	46%	56%	37%	13%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.94) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$22.33	$19.07	$18.78	$21.02	$18.12
Income from Investment Operations
Net investment income (loss)B	.06	.06C	.03	(.05)	(.09)
Net realized and unrealized gain (loss)	3.84	3.30	.26	(2.14)	3.66
Total from investment operations	3.90	3.36	.29	(2.19)	3.57
Distributions from net investment income	(1.30)	(.06)	–	–	–
Distributions from net realized gain	–	(.03)	–	(.05)	(.68)
Total distributions	(1.30)	(.10)D	–	(.05)	(.68)
Redemption fees added to paid in capitalB	–	–	–	–	.01
Net asset value, end of period	$24.93	$22.33	$19.07	$18.78	$21.02
Total ReturnE	16.96%	17.60%	1.54%	(10.47)%	20.38%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.79%	.86%	.86%	.87%
Expenses net of fee waivers, if any	.76%	.79%	.85%	.85%	.84%
Expenses net of all reductions	.75%	.78%	.85%	.84%	.84%
Net investment income (loss)	.19%	.29%C	.18%	(.26)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,319,440	$1,292,204	$1,035,697	$1,011,412	$1,271,458
Portfolio turnover rateH	46%	56%	37%	13%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .07%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class I

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$22.33	$19.07	$18.78	$21.02	$18.13
Income from Investment Operations
Net investment income (loss)B	.05	.06C	.04	(.05)	(.09)
Net realized and unrealized gain (loss)	3.85	3.30	.25	(2.14)	3.67
Total from investment operations	3.90	3.36	.29	(2.19)	3.58
Distributions from net investment income	(1.30)	(.07)	–	–	–
Distributions from net realized gain	–	(.03)	–	(.05)	(.70)
Total distributions	(1.30)	(.10)	–	(.05)	(.70)
Redemption fees added to paid in capitalB	–	–	–	–	.01
Net asset value, end of period	$24.93	$22.33	$19.07	$18.78	$21.02
Total ReturnD	16.96%	17.60%	1.54%	(10.47)%	20.41%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.79%	.84%	.85%	.87%
Expenses net of fee waivers, if any	.77%	.79%	.82%	.83%	.84%
Expenses net of all reductions	.76%	.77%	.82%	.83%	.84%
Net investment income (loss)	.18%	.30%C	.21%	(.24)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$137,617	$115,699	$84,956	$61,677	$58,673
Portfolio turnover rateG	46%	56%	37%	13%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class Z

Years ended February 28,	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$22.34	$19.08	$16.62
Income from Investment Operations
Net investment income (loss)C	.09	.10D	.07
Net realized and unrealized gain (loss)	3.85	3.29	2.39
Total from investment operations	3.94	3.39	2.46
Distributions from net investment income	(1.34)	(.10)	–
Distributions from net realized gain	–	(.03)	–
Total distributions	(1.34)	(.13)	–
Redemption fees added to paid in capitalC	–	–	–
Net asset value, end of period	$24.94	$22.34	$19.08
Total ReturnE,F	17.12%	17.75%	14.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	.64%	.65%	.68%I
Expenses net of fee waivers, if any	.64%	.64%	.68%I
Expenses net of all reductions	.62%	.63%	.67%I
Net investment income (loss)	.32%	.44%D	.97%I
Supplemental Data
Net assets, end of period (000 omitted)	$105,293	$95,076	$3,037
Portfolio turnover rateJ	46%	56%	37%

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 28, 2021

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Gold, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Consolidated Subsidiary.

The Funds included in the table below hold certain commodity-related investments through a wholly owned subsidiary (the "Subsidiary"). As of period end, the investments in the Subsidiaries, were as follows:

	Subsidiary Name	$ Amount	% of Fund's Net Assets
Gold Portfolio	Fidelity Select Gold Cayman Ltd.	12,094,884.7

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Gold Portfolio	$139,031

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporations, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes on an unconsolidated basis were as follows:

Gross unrealized appreciation	$458,547,536
Gross unrealized depreciation	(113,097,630)
Net unrealized appreciation (depreciation)	$345,449,906
Tax Cost	$1,373,961,012

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,382,918,676)
Net unrealized appreciation (depreciation) on securities and other investments	$345,449,882

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(169,623,784)
Long-term	(1,213,294,892)
Total capital loss carryforward	$(1,382,918,676)

The Fund intends to elect to defer to its next fiscal year $10,990,982 of ordinary losses recognized during the period January 1, 2021 to February 28, 2021.

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$91,091,449	$ 6,847,722

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Gold Portfolio	972,481,770	1,195,373,912

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

The investment adviser, either through itself or through an affiliate provides investment management related services to the Subsidiary. The Subsidiary does not pay the investment adviser a fee for these services. Under the management contract with the subsidiary, the investment adviser pays all other expenses of the Subsidiary, except custodian fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$230,632	$10,737
Class M	.25%	.25%	140,134	1,256
Class C	.75%	.25%	652,543	59,867
			$1,023,309	$71,860

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$57,890
Class M	7,316
Class C(a)	10,863
$76,069

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$216,783.24
Class M	78,765.28
Class C	125,422.19
Gold	2,946,545.17
Class I	300,892.18
Class Z	55,159.04
	$3,723,566

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Gold Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Gold Portfolio	$12,019

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Gold Portfolio	Borrower	$49,059,714.33%		$3,182

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Gold Portfolio	22,530,171	33,603,353

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below.

Amount
Gold Portfolio	$4,805

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Gold Portfolio	$506	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $264,309 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,862.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,544.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2021	Year ended February 29, 2020
Distributions to shareholders
Class A	$4,010,639	$126,430
Class M	1,115,063	–
Class C	2,524,863	–
Gold	70,600,050	5,685,007
Class I	7,213,998	512,501
Class Z	5,626,836	523,784
Total	$91,091,449	$6,847,722

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2021	Year ended February 29, 2020	Year ended February 28, 2021	Year ended February 29, 2020
Class A
Shares sold	1,602,411	1,071,031	$46,307,419	$23,081,577
Reinvestment of distributions	147,580	5,541	3,943,292	124,685
Shares redeemed	(1,311,852)	(803,447)	(36,279,681)	(17,157,110)
Net increase (decrease)	438,139	273,125	$13,971,030	$6,049,152
Class M
Shares sold	473,868	235,440	$13,282,274	$4,985,960
Reinvestment of distributions	42,585	–	1,111,652	–
Shares redeemed	(402,439)	(269,260)	(10,890,832)	(5,455,321)
Net increase (decrease)	114,014	(33,820)	$3,503,094	$(469,361)
Class C
Shares sold	543,437	447,770	$14,501,134	$9,285,024
Reinvestment of distributions	100,321	–	2,470,926	–
Shares redeemed	(956,996)	(1,768,549)	(23,855,420)	(33,587,608)
Net increase (decrease)	(313,238)	(1,320,779)	$(6,883,360)	$(24,302,584)
Gold
Shares sold	34,425,719	35,604,152	$1,017,936,027	$801,315,881
Reinvestment of distributions	2,470,762	237,526	67,701,953	5,435,729
Shares redeemed	(41,839,156)	(32,282,204)	(1,230,854,903)	(714,942,656)
Net increase (decrease)	(4,942,675)	3,559,474	$(145,216,923)	$91,808,954
Class I
Shares sold	2,639,229	2,911,958	$75,390,235	$63,117,217
Reinvestment of distributions	255,414	21,730	7,033,514	497,247
Shares redeemed	(2,555,501)	(2,207,535)	(72,639,886)	(48,726,909)
Net increase (decrease)	339,142	726,153	$9,783,863	$14,887,555
Class Z
Shares sold	3,622,415	5,524,932	$106,573,896	$130,157,436
Reinvestment of distributions	201,508	22,294	5,545,241	509,236
Shares redeemed	(3,857,752)	(1,450,995)	(107,861,971)	(33,527,536)
Net increase (decrease)	(33,829)	4,096,231	$4,257,166	$97,139,136

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	38.80%	9.31%	5.36%
Class M (incl. 3.50% sales charge)	41.72%	9.51%	5.29%
Class C (incl. contingent deferred sales charge)	45.18%	9.79%	5.19%
Materials Portfolio	47.68%	10.92%	6.27%
Class I	47.70%	10.93%	6.28%
Class Z	47.92%	11.01%	6.32%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,370	Materials Portfolio
$35,259	S&P 500® Index

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Jody Simes:  For the fiscal year ending February 28, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 46% to 48%, outperforming the 43.33% advance of the MSCI US IMI Materials 25/50 Linked Index, as well as the broad-based S&P 500® index. Versus the sector index, industry positioning was the primary contributor, especially the fund’s overweighting within the copper category. Security selection in commodity chemicals and specialty chemicals also boosted the fund's relative result. Our non-index stake in First Quantum Minerals was the largest individual relative contributor, driven by a roughly 198% rise. We decreased our stake in the company the past 12 months. Also helping performance was our overweighting in Tronox Holdings, which gained about 162% and was among the biggest holdings in the portfolio at period end. Adding further value was an out-of-index stake in Lundin Mining (+129%). Conversely, the primary detractor from performance versus the sector index was stock picks within the copper industry. Also hurting the fund's relative performance was security selection and an underweighting in fertilizers & agricultural chemicals, as well as diversified chemicals. The biggest individual relative detractor was an underweight position in Freeport-McMoRan (+240%), which was among the largest holdings as of February 28. The fund's non-index stake in Norilsk Nickel gained roughly 9% and further weighed on the portfolio’s relative return. Also hampering performance was an underweighting in Chemours, which gained approximately 67% and was no longer held at period end. Notable changes in positioning include increased exposure to copper stocks and a lower allocation to gold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On May 1, 2020, Richard Malnight came off the fund, leaving Jody Simes as sole manager.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Linde PLC	10.5
Freeport-McMoRan, Inc.	5.7
Martin Marietta Materials, Inc.	5.0
Sherwin-Williams Co.	4.9
Air Products & Chemicals, Inc.	4.8
Ecolab, Inc.	4.7
International Flavors & Fragrances, Inc.	4.4
Newmont Corp.	4.1
Vulcan Materials Co.	4.0
Tronox Holdings PLC	3.7
51.8

Top Industries (% of fund's net assets)

As of February 28, 2021
Chemicals	59.7%
Metals & Mining	19.1%
Construction Materials	9.7%
Containers & Packaging	9.5%
Paper & Forest Products	0.3%
All Others*	1.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Materials Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Chemicals - 59.7%
Commodity Chemicals - 9.5%
LyondellBasell Industries NV Class A	244,700	$25,226,123
Olin Corp.	898,200	27,790,308
Tronox Holdings PLC	1,864,003	34,185,815
		87,202,246
Diversified Chemicals - 0.3%
Huntsman Corp.	112,700	3,076,710
Fertilizers & Agricultural Chemicals - 6.3%
CF Industries Holdings, Inc.	118,500	5,365,680
Corteva, Inc.	634,911	28,666,232
FMC Corp.	133,917	13,618,020
The Mosaic Co.	202,700	5,959,380
The Scotts Miracle-Gro Co. Class A	19,400	4,135,110
		57,744,422
Industrial Gases - 15.3%
Air Products & Chemicals, Inc.	173,100	44,247,822
Linde PLC	393,986	96,238,960
		140,486,782
Specialty Chemicals - 28.3%
Albemarle Corp. U.S.	84,100	13,221,361
Ashland Global Holdings, Inc.	63,700	5,358,444
Balchem Corp.	109,400	13,057,984
Corbion NV	42,200	2,398,163
DuPont de Nemours, Inc.	310,217	21,814,459
Ecolab, Inc.	205,110	42,941,830
Element Solutions, Inc.	874,400	15,782,920
Ingevity Corp. (a)	34,100	2,369,268
Innospec, Inc.	80,600	8,096,270
International Flavors & Fragrances, Inc.	302,215	40,953,155
Livent Corp. (a)(b)	367,897	6,850,242
PPG Industries, Inc.	180,900	24,388,938
RPM International, Inc.	117,100	9,325,844
Sherwin-Williams Co.	65,700	44,698,338
Stepan Co.	20,400	2,462,076
Wacker Chemie AG	53,800	6,981,328
		260,700,620

TOTAL CHEMICALS		549,210,780

Construction Materials - 9.7%
Construction Materials - 9.7%
Martin Marietta Materials, Inc.	134,900	45,443,763
Summit Materials, Inc. (a)	239,300	6,631,003
Vulcan Materials Co.	222,300	37,121,877
		89,196,643
Containers & Packaging - 9.5%
Metal & Glass Containers - 6.7%
Aptargroup, Inc.	144,700	18,821,129
Ball Corp.	287,400	24,541,086
Crown Holdings, Inc.	193,959	18,534,722
		61,896,937
Paper Packaging - 2.8%
Avery Dennison Corp.	98,300	17,223,143
Packaging Corp. of America	61,700	8,145,634
		25,368,777

TOTAL CONTAINERS & PACKAGING		87,265,714

Metals & Mining - 19.1%
Copper - 11.1%
First Quantum Minerals Ltd.	808,800	17,433,116
Freeport-McMoRan, Inc.	1,526,300	51,756,833
Lundin Mining Corp.	2,824,600	32,338,851
		101,528,800
Diversified Metals & Mining - 0.5%
MMC Norilsk Nickel PJSC sponsored ADR	149,400	4,686,678
Gold - 4.9%
Newmont Corp.	698,100	37,962,678
Royal Gold, Inc.	67,000	6,948,570
		44,911,248
Steel - 2.6%
Commercial Metals Co.	401,600	10,100,240
Reliance Steel & Aluminum Co.	46,800	6,186,960
Steel Dynamics, Inc.	186,600	7,758,828
		24,046,028

TOTAL METALS & MINING		175,172,754

Paper & Forest Products - 0.3%
Forest Products - 0.3%
Louisiana-Pacific Corp.	66,000	3,142,260
TOTAL COMMON STOCKS
(Cost $630,709,853)		903,988,151

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.07% (c)	13,781,975	13,784,731
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	6,639,766	6,640,430
TOTAL MONEY MARKET FUNDS
(Cost $20,425,161)		20,425,161
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $651,135,014)		924,413,312
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(4,855,490)
NET ASSETS - 100%		$919,557,822

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,835
Fidelity Securities Lending Cash Central Fund	65,472
Total	$78,307

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$903,988,151	$903,988,151	$--	$--
Money Market Funds	20,425,161	20,425,161	--	--
Total Investments in Securities:	$924,413,312	$924,413,312	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.0%
Ireland	10.5%
Canada	5.4%
United Kingdom	3.7%
Netherlands	3.1%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $6,407,142) — See accompanying schedule: Unaffiliated issuers (cost $630,709,853)	$903,988,151
Fidelity Central Funds (cost $20,425,161)	20,425,161
Total Investment in Securities (cost $651,135,014)		$924,413,312
Foreign currency held at value (cost $20,214)		20,235
Receivable for fund shares sold		2,495,960
Dividends receivable		959,293
Distributions receivable from Fidelity Central Funds		5,710
Prepaid expenses		9,957
Other receivables		181,082
Total assets		928,085,549
Liabilities
Payable for fund shares redeemed	$1,071,360
Accrued management fee	400,345
Distribution and service plan fees payable	51,586
Other affiliated payables	160,875
Other payables and accrued expenses	219,636
Collateral on securities loaned	6,623,925
Total liabilities		8,527,727
Net Assets		$919,557,822
Net Assets consist of:
Paid in capital		$721,207,989
Total accumulated earnings (loss)		198,349,833
Net Assets		$919,557,822
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($101,237,898 ÷ 1,163,266 shares)(a)		$87.03
Maximum offering price per share (100/94.25 of $87.03)		$92.34
Class M:
Net Asset Value and redemption price per share ($24,768,041 ÷ 287,549 shares)(a)		$86.14
Maximum offering price per share (100/96.50 of $86.14)		$89.26
Class C:
Net Asset Value and offering price per share ($23,295,947 ÷ 278,118 shares)(a)		$83.76
Materials:
Net Asset Value, offering price and redemption price per share ($533,073,142 ÷ 6,095,299 shares)		$87.46
Class I:
Net Asset Value, offering price and redemption price per share ($190,132,246 ÷ 2,178,116 shares)		$87.29
Class Z:
Net Asset Value, offering price and redemption price per share ($47,050,548 ÷ 539,925 shares)		$87.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$11,184,441
Income from Fidelity Central Funds (including $65,472 from security lending)		78,307
Total income		11,262,748
Expenses
Management fee	$3,837,692
Transfer agent fees	1,489,139
Distribution and service plan fees	533,691
Accounting fees	256,220
Custodian fees and expenses	10,000
Independent trustees' fees and expenses	3,948
Registration fees	85,016
Audit	44,717
Legal	3,861
Miscellaneous	35,658
Total expenses before reductions	6,299,942
Expense reductions	(38,136)
Total expenses after reductions		6,261,806
Net investment income (loss)		5,000,942
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,752,003
Fidelity Central Funds	9,250
Foreign currency transactions	(25,665)
Total net realized gain (loss)		30,735,588
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	247,943,298
Assets and liabilities in foreign currencies	24,652
Total change in net unrealized appreciation (depreciation)		247,967,950
Net gain (loss)		278,703,538
Net increase (decrease) in net assets resulting from operations		$283,704,480

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,000,942	$9,745,085
Net realized gain (loss)	30,735,588	(91,670,706)
Change in net unrealized appreciation (depreciation)	247,967,950	(34,457,826)
Net increase (decrease) in net assets resulting from operations	283,704,480	(116,383,447)
Distributions to shareholders	(5,297,912)	(9,657,928)
Share transactions - net increase (decrease)	(36,201,462)	(292,920,936)
Total increase (decrease) in net assets	242,205,106	(418,962,311)
Net Assets
Beginning of period	677,352,716	1,096,315,027
End of period	$919,557,822	$677,352,716

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Materials Portfolio Class A

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$59.39	$69.57	$88.50	$81.27	$62.94
Income from Investment Operations
Net investment income (loss)B	.33	.58	.84	.55	.70
Net realized and unrealized gain (loss)	27.72	(10.10)	(12.01)	11.18	18.26
Total from investment operations	28.05	(9.52)	(11.17)	11.73	18.96
Distributions from net investment income	(.41)	(.66)	(.67)	(.50)	(.63)
Distributions from net realized gain	–	–	(7.09)	(4.00)	–
Total distributions	(.41)	(.66)	(7.76)	(4.50)	(.63)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$87.03	$59.39	$69.57	$88.50	$81.27
Total ReturnD,E	47.27%	(13.81)%	(12.59)%	14.65%	30.18%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.08%	1.08%	1.06%	1.07%	1.08%
Expenses net of fee waivers, if any	1.08%	1.08%	1.06%	1.07%	1.08%
Expenses net of all reductions	1.08%	1.07%	1.05%	1.06%	1.07%
Net investment income (loss)	.48%	.87%	1.08%	.64%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$101,238	$76,869	$126,182	$201,933	$229,086
Portfolio turnover rateH	36%	69%	77%I	67%	49%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class M

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$58.84	$68.98	$87.79	$80.66	$62.52
Income from Investment Operations
Net investment income (loss)B	.14	.39	.61	.30	.47
Net realized and unrealized gain (loss)	27.42	(10.01)	(11.88)	11.08	18.12
Total from investment operations	27.56	(9.62)	(11.27)	11.38	18.59
Distributions from net investment income	(.26)	(.52)	(.45)	(.25)	(.45)
Distributions from net realized gain	–	–	(7.09)	(4.00)	–
Total distributions	(.26)	(.52)	(7.54)	(4.25)	(.45)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$86.14	$58.84	$68.98	$87.79	$80.66
Total ReturnD,E	46.86%	(14.05)%	(12.84)%	14.30%	29.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.36%	1.37%	1.35%	1.36%	1.39%
Expenses net of fee waivers, if any	1.36%	1.36%	1.35%	1.36%	1.39%
Expenses net of all reductions	1.36%	1.36%	1.34%	1.35%	1.38%
Net investment income (loss)	.21%	.58%	.79%	.35%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$24,768	$19,423	$27,436	$40,107	$40,935
Portfolio turnover rateH	36%	69%	77%I	67%	49%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class C

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$57.30	$67.13	$85.52	$78.72	$61.09
Income from Investment Operations
Net investment income (loss)B	(.18)	.08	.25	(.09)	.15
Net realized and unrealized gain (loss)	26.64	(9.76)	(11.50)	10.80	17.68
Total from investment operations	26.46	(9.68)	(11.25)	10.71	17.83
Distributions from net investment income	–	(.15)	(.04)	(.02)	(.20)
Distributions from net realized gain	–	–	(7.09)	(3.89)	–
Total distributions	–	(.15)	(7.14)C	(3.91)	(.20)
Redemption fees added to paid in capitalB	–	–	–	–	–D
Net asset value, end of period	$83.76	$57.30	$67.13	$85.52	$78.72
Total ReturnE,F	46.18%	(14.46)%	(13.24)%	13.78%	29.21%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.83%	1.82%	1.81%	1.82%	1.83%
Expenses net of fee waivers, if any	1.83%	1.82%	1.81%	1.82%	1.82%
Expenses net of all reductions	1.83%	1.81%	1.79%	1.82%	1.82%
Net investment income (loss)	(.27)%	.12%	.33%	(.11)%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$23,296	$24,239	$51,659	$85,792	$80,225
Portfolio turnover rateI	36%	69%	77%J	67%	49%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$59.63	$69.84	$88.90	$81.64	$63.20
Income from Investment Operations
Net investment income (loss)B	.53	.77	1.06	.79	.90
Net realized and unrealized gain (loss)	27.87	(10.14)	(12.09)	11.24	18.34
Total from investment operations	28.40	(9.37)	(11.03)	12.03	19.24
Distributions from net investment income	(.57)	(.84)	(.93)	(.77)	(.80)
Distributions from net realized gain	–	–	(7.09)	(4.00)	–
Total distributions	(.57)	(.84)	(8.03)C	(4.77)	(.80)
Redemption fees added to paid in capitalB	–	–	–	–	–D
Net asset value, end of period	$87.46	$59.63	$69.84	$88.90	$81.64
Total ReturnE	47.68%	(13.57)%	(12.35)%	14.96%	30.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%	.80%	.79%	.79%	.81%
Expenses net of fee waivers, if any	.80%	.80%	.79%	.79%	.81%
Expenses net of all reductions	.80%	.79%	.78%	.79%	.81%
Net investment income (loss)	.76%	1.14%	1.35%	.91%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$533,073	$405,668	$626,759	$1,043,704	$882,504
Portfolio turnover rateH	36%	69%	77%I	67%	49%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class I

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$59.52	$69.70	$88.73	$81.49	$63.07
Income from Investment Operations
Net investment income (loss)B	.55	.78	1.07	.80	.91
Net realized and unrealized gain (loss)	27.80	(10.12)	(12.08)	11.22	18.31
Total from investment operations	28.35	(9.34)	(11.01)	12.02	19.22
Distributions from net investment income	(.58)	(.84)	(.93)	(.78)	(.80)
Distributions from net realized gain	–	–	(7.09)	(4.00)	–
Total distributions	(.58)	(.84)	(8.02)	(4.78)	(.80)
Redemption fees added to paid in capitalB	–	–	–	–	–C
Net asset value, end of period	$87.29	$59.52	$69.70	$88.73	$81.49
Total ReturnD	47.70%	(13.55)%	(12.34)%	14.97%	30.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.79%	.78%	.79%	.79%
Expenses net of fee waivers, if any	.78%	.79%	.78%	.79%	.79%
Expenses net of all reductions	.78%	.78%	.77%	.78%	.78%
Net investment income (loss)	.78%	1.16%	1.36%	.92%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$190,132	$137,887	$254,240	$511,062	$335,124
Portfolio turnover rateG	36%	69%	77%H	67%	49%H

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class Z

Years ended February 28,	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$59.40	$69.58	$79.81
Income from Investment Operations
Net investment income (loss)C	.67	.88	.62
Net realized and unrealized gain (loss)	27.75	(10.10)	(6.96)
Total from investment operations	28.42	(9.22)	(6.34)
Distributions from net investment income	(.68)	(.96)	(.96)
Distributions from net realized gain	–	–	(2.93)
Total distributions	(.68)	(.96)	(3.89)
Redemption fees added to paid in capitalC	–	–	–
Net asset value, end of period	$87.14	$59.40	$69.58
Total ReturnD,E	47.92%	(13.43)%	(7.35)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.64%	.63%	.63%H
Expenses net of fee waivers, if any	.64%	.63%	.62%H
Expenses net of all reductions	.63%	.62%	.61%H
Net investment income (loss)	.93%	1.31%	2.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$47,051	$13,267	$10,039
Portfolio turnover rateI	36%	69%	77%J

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Materials, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Materials Portfolio	$180,215

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$276,041,537
Gross unrealized depreciation	(4,448,680)
Net unrealized appreciation (depreciation)	$271,592,857
Tax Cost	$652,820,455

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(72,780,080)
Net unrealized appreciation (depreciation) on securities and other investments	$271,597,840

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(54,734,346)
Long-term	(18,045,734)
Total capital loss carryforward	$(72,780,080)

The Fund intends to elect to defer to its next fiscal year $287,716 of ordinary losses recognized during the period January 1, 2021 to February 28, 2021.

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$5,297,912	$ 9,657,928

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Materials Portfolio	255,178,656	306,267,617

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$206,442	$2,817
Class M	.25%	.25%	104,222	758
Class C	.75%	.25%	223,027	10,264
			$533,691	$13,839

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17,861
Class M	2,336
Class C(a)	608
$20,805

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$198,712.24
Class M	55,338.27
Class C	53,326.24
Materials	885,949.21
Class I	285,499.19
Class Z	10,315.04
	$1,489,139

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Materials Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Materials Portfolio	$6,752

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Materials Portfolio	35,978,268	35,797,561

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Materials Portfolio	$1,602

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Materials Portfolio	$6,893	$21	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $35,228 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,908.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2021	Year ended February 29, 2020
Distributions to shareholders
Class A	$459,155	$898,677
Class M	75,042	184,051
Class C	–	66,737
Materials	3,226,797	6,084,056
Class I	1,194,642	2,187,246
Class Z	342,276	237,161
Total	$5,297,912	$9,657,928

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2021	Year ended February 29, 2020	Year ended February 28, 2021	Year ended February 29, 2020
Class A
Shares sold	232,580	244,450	$16,623,421	$16,509,685
Reinvestment of distributions	5,436	12,915	445,844	880,535
Shares redeemed	(369,056)	(776,678)	(24,644,731)	(52,530,774)
Net increase (decrease)	(131,040)	(519,313)	$(7,575,466)	$(35,140,554)
Class M
Shares sold	67,506	35,457	$4,689,948	$2,382,633
Reinvestment of distributions	920	2,714	74,674	183,413
Shares redeemed	(110,988)	(105,772)	(7,406,306)	(7,006,735)
Net increase (decrease)	(42,562)	(67,601)	$(2,641,684)	$(4,440,689)
Class C
Shares sold	32,214	17,268	$2,496,383	$1,120,535
Reinvestment of distributions	–	966	–	63,603
Shares redeemed	(177,084)	(364,770)	(11,686,701)	(23,591,304)
Net increase (decrease)	(144,870)	(346,536)	$(9,190,318)	$(22,407,166)
Materials
Shares sold	1,230,906	436,712	$96,760,419	$29,584,388
Reinvestment of distributions	36,660	82,761	3,019,633	5,662,504
Shares redeemed	(1,975,420)	(2,690,491)	(133,695,250)	(181,389,398)
Net increase (decrease)	(707,854)	(2,171,018)	$(33,915,198)	$(146,142,506)
Class I
Shares sold	1,182,584	507,369	$83,979,012	$34,230,110
Reinvestment of distributions	13,454	30,204	1,106,042	2,062,607
Shares redeemed	(1,334,747)	(1,868,270)	(91,748,212)	(125,984,780)
Net increase (decrease)	(138,709)	(1,330,697)	$(6,663,158)	$(89,692,063)
Class Z
Shares sold	507,135	212,839	$36,121,225	$13,863,966
Reinvestment of distributions	4,066	3,047	333,648	207,591
Shares redeemed	(194,628)	(136,815)	(12,670,511)	(9,169,515)
Net increase (decrease)	316,573	79,071	$23,784,362	$4,902,042

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Chemicals Portfolio, Gold Portfolio and Materials Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Chemicals Portfolio, Gold Portfolio and Materials Portfolio (three of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Chemicals Portfolio	.77%
Actual		$1,000.00	$1,207.70	$4.21
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Gold Portfolio
Class A	1.07%
Actual		$1,000.00	$743.50	$4.63
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class M	1.37%
Actual		$1,000.00	$742.20	$5.92
Hypothetical-C		$1,000.00	$1,018.00	$6.85
Class C	1.78%
Actual		$1,000.00	$740.90	$7.68
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Gold	.76%
Actual		$1,000.00	$744.40	$3.29
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Class I	.77%
Actual		$1,000.00	$744.50	$3.33
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Class Z	.63%
Actual		$1,000.00	$745.00	$2.73
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Materials Portfolio
Class A	1.07%
Actual		$1,000.00	$1,245.50	$5.96
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class M	1.34%
Actual		$1,000.00	$1,243.90	$7.46
Hypothetical-C		$1,000.00	$1,018.15	$6.71
Class C	1.82%
Actual		$1,000.00	$1,240.70	$10.11
Hypothetical-C		$1,000.00	$1,015.77	$9.10
Materials	.78%
Actual		$1,000.00	$1,247.30	$4.35
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Class I	.77%
Actual		$1,000.00	$1,247.30	$4.29
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Class Z	.63%
Actual		$1,000.00	$1,248.10	$3.51
Hypothetical-C		$1,000.00	$1,021.67	$3.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2020	December 2020
Chemicals Portfolio	–	96%
Gold Portfolio
Class A	1%	7%
Class M	1%	8%
Class C	2%	9%
Gold	1%	7%
Class I	1%	7%
Class Z	1%	7%
Materials Portfolio
Class A	–	100%
Class M	–	100%
Class C	–	–
Materials	–	100%
Class I	–	100%
Class Z	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2020	December 2020
Chemicals Portfolio	–	100%
Gold Portfolio
Class A	82%	25%
Class M	89%	26%
Class C	98%	29%
Gold	76%	23%
Class I	76%	23%
Class Z	74%	23%
Materials Portfolio
Class A	–	100%
Class M	–	100%
Class C	–	–
Materials	–	100%
Class I	–	100%
Class Z	–	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio
Class A	04/09/2020	$0.0278	$0.0036
Class A	12/14/2020	$1.0943	$0.0253
Class M	04/09/2020	$0.0254	$0.0036
Class M	12/14/2020	$1.0223	$0.0253
Class C	04/09/2020	$0.0231	$0.0036
Class C	12/14/2020	$0.9343	$0.0253
Gold	04/09/2020	$0.0299	$0.0036
Gold	12/14/2020	$1.1593	$0.0253
Class I	04/09/2020	$0.0299	$0.0036
Class I	12/14/2020	$1.1603	$0.0253
Class Z	04/09/2020	$0.0308	$0.0036
Class Z	12/14/2020	$1.1953	$0.0253

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Chemicals Portfolio
Gold Portfolio
Materials Portfolio

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,463,705,305.665	92.437
Withheld	2,655,951,104.308	7.563
TOTAL	35,119,656,409.973	100.000
Donald F. Donahue
Affirmative	32,446,843,861.354	92.389
Withheld	2,672,812,548.619	7.611
TOTAL	35,119,656,409.973	100.000
Bettina Doulton
Affirmative	32,610,463,757.584	92.855
Withheld	2,509,192,652.389	7.145
TOTAL	35,119,656,409.973	100.000
Vicki L. Fuller
Affirmative	32,688,213,522.720	93.077
Withheld	2,431,442,887.253	6.923
TOTAL	35,119,656,409.973	100.000
Patricia L. Kampling
Affirmative	32,313,755,598.535	92.010
Withheld	2,805,900,811.438	7.990
TOTAL	35,119,656,409.973	100.000
Alan J. Lacy
Affirmative	31,990,158,754.948	91.089
Withheld	3,129,497,655.026	8.911
TOTAL	35,119,656,409.973	100.000
Ned C. Lautenbach
Affirmative	32,043,019,991.143	91.240
Withheld	3,076,636,418.830	8.760
TOTAL	35,119,656,409.973	100.000
Robert A. Lawrence
Affirmative	32,150,842,398.009	91.547
Withheld	2,968,814,011.965	8.453
TOTAL	35,119,656,409.973	100.000
Joseph Mauriello
Affirmative	32,082,201,213.166	91.351
Withheld	3,037,455,196.807	8.649
TOTAL	35,119,656,409.973	100.000
Cornelia M. Small
Affirmative	32,207,976,835.934	91.709
Withheld	2,911,679,574.039	8.291
TOTAL	35,119,656,409.973	100.000
Garnett A. Smith
Affirmative	32,102,654,343.096	91.409
Withheld	3,017,002,066.877	8.591
TOTAL	35,119,656,409.973	100.000
David M. Thomas
Affirmative	32,150,749,424.556	91.546
Withheld	2,968,906,985.418	8.454
TOTAL	35,119,656,409.973	100.000
Susan Tomasky
Affirmative	32,381,933,484.515	92.205
Withheld	2,737,722,925.459	7.795
TOTAL	35,119,656,409.973	100.000
Michael E. Wiley
Affirmative	32,135,064,741.973	91.502
Withheld	2,984,591,668.000	8.498
TOTAL	35,119,656,409.973	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELMT-ANN-0421
1.846032.114

Fidelity® Select Portfolios®
Telecommunications Services Sector

Telecommunications Portfolio

Wireless Portfolio

Annual Report

February 28, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Telecommunications Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Wireless Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.92%	8.03%	8.01%
Class M (incl. 3.50% sales charge)	14.24%	8.20%	7.93%
Class C (incl. contingent deferred sales charge)	16.88%	8.54%	7.88%
Telecommunications Portfolio	19.15%	9.69%	9.01%
Class I	19.13%	9.67%	8.99%
Class Z	19.31%	9.77%	9.04%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,700	Telecommunications Portfolio
$35,259	S&P 500® Index

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Co-Managers Nicole Abernethy and Matthew Drukker:  For the fiscal year ending February 28, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 18% to 19%, outperforming the 11.82% gain of the industry benchmark, the MSCI U.S. IMI Telecommunication Services 25/50 Index, but underperforming the broad-based S&P 500® index. An underweighting and stock picks in integrated telecommunication services contributed significantly to fund performance versus the industry benchmark. Security selection in oil & gas refining & marketing and alternative carriers also boosted the fund's relative return. Among individual holdings, underweighting industry heavyweight AT&T (-15%) added more value than any other fund position. Non-index stakes in Reliance Industries (+105%) and Bezeq the Israeli Telecom (+60%) also contributed notably. The fund did not hold Bezeq the Israeli Telecom at period end. In contrast, an underweight in alternative carriers and picks among communications equipment and trucking firms hindered the fund's relative performance. An underweight position in alternative carrier Bandwidth.com (+152%) and not owning Gogo, a wireless telecommunication services firm in the index that gained about 228%, detracted notably. It also hurt to own a non-index stake in Lyft, which the fund no longer held at period end. Notable changes in fund positioning included decreased exposure to the wireless telecommunication services subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On August 17, 2020, Nicole Abernethy assumed co-management responsibilities for the fund, joining Matt Drukker until April 1, 2021, when Matt came off the fund, leaving Nicole as sole portfolio manager of the fund.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Verizon Communications, Inc.	22.5
AT&T, Inc.	15.4
T-Mobile U.S., Inc.	7.7
Vonage Holdings Corp.	4.9
Liberty Global PLC Class C	4.6
Comcast Corp. Class A	4.6
Liberty Broadband Corp. Class C	4.5
Bandwidth, Inc.	4.3
Iridium Communications, Inc.	4.1
Liberty Latin America Ltd. Class C	3.9
76.5

Top Industries (% of fund's net assets)

As of February 28, 2021
Diversified Telecommunication Services	68.6%
Wireless Telecommunication Services	13.8%
Media	11.3%
Communications Equipment	3.0%
Construction & Engineering	1.4%
All Others*	1.9%

* Includes short-term investments and net other assets (liabilities).

Telecommunications Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Communications Equipment - 3.0%
Communications Equipment - 3.0%
CommScope Holding Co., Inc. (a)	285,800	$4,169,822
EchoStar Holding Corp. Class A (a)	87,700	1,990,790
Harmonic, Inc. (a)	566,700	4,389,092
		10,549,704
Construction & Engineering - 1.4%
Construction & Engineering - 1.4%
Dycom Industries, Inc. (a)	65,500	5,015,990
Diversified Telecommunication Services - 68.6%
Alternative Carriers - 29.3%
Bandwidth, Inc. (a)(b)	94,300	14,933,348
Cogent Communications Group, Inc.	225,339	13,486,539
Iridium Communications, Inc. (a)	371,411	14,228,755
Liberty Global PLC Class C (a)	668,836	16,252,715
Liberty Latin America Ltd. Class C (a)	1,259,333	13,802,290
Lumen Technologies, Inc.	799,300	9,823,397
ORBCOMM, Inc. (a)	381,149	2,908,167
Vonage Holdings Corp. (a)	1,309,971	17,317,817
		102,753,028
Integrated Telecommunication Services - 39.3%
AT&T, Inc.	1,944,220	54,224,296
ATN International, Inc.	100,200	4,877,736
Consolidated Communications Holdings, Inc. (a)	10,700	56,282
Verizon Communications, Inc.	1,424,997	78,802,333
		137,960,647

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		240,713,675

Media - 11.3%
Cable & Satellite - 11.3%
Charter Communications, Inc. Class A (a)	12,700	7,790,434
Comcast Corp. Class A	305,400	16,100,688
Liberty Broadband Corp. Class C (a)	106,024	15,851,648
		39,742,770
Oil, Gas & Consumable Fuels - 0.5%
Oil & Gas Refining & Marketing - 0.5%
Reliance Industries Ltd.	56,800	1,602,357
Software - 0.7%
Application Software - 0.7%
RingCentral, Inc. (a)	6,700	2,533,672
Wireless Telecommunication Services - 13.8%
Wireless Telecommunication Services - 13.8%
Boingo Wireless, Inc. (a)	182,700	2,082,780
Millicom International Cellular SA (a)	104,000	3,893,760
Shenandoah Telecommunications Co.	97,823	4,338,450
T-Mobile U.S., Inc.	224,524	26,936,144
Telephone & Data Systems, Inc.	286,764	5,130,208
U.S. Cellular Corp. (a)	196,900	5,794,767
		48,176,109
TOTAL COMMON STOCKS
(Cost $271,660,920)		348,334,277

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.07% (c)	2,584,599	2,585,116
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	6,842,992	6,843,676
TOTAL MONEY MARKET FUNDS
(Cost $9,428,792)		9,428,792
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $281,089,712)		357,763,069
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(6,946,914)
NET ASSETS - 100%		$350,816,155

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,600
Fidelity Securities Lending Cash Central Fund	15,498
Total	$20,098

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$348,334,277	$348,334,277	$--	$--
Money Market Funds	9,428,792	9,428,792	--	--
Total Investments in Securities:	$357,763,069	$357,763,069	$--	$--

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $6,587,776) — See accompanying schedule: Unaffiliated issuers (cost $271,660,920)	$348,334,277
Fidelity Central Funds (cost $9,428,792)	9,428,792
Total Investment in Securities (cost $281,089,712)		$357,763,069
Cash		171,544
Receivable for fund shares sold		452,825
Distributions receivable from Fidelity Central Funds		399
Prepaid expenses		2,084
Other receivables		5,160
Total assets		358,395,081
Liabilities
Payable for investments purchased	$171,544
Payable for fund shares redeemed	145,953
Accrued management fee	159,755
Distribution and service plan fees payable	17,004
Other affiliated payables	63,535
Other payables and accrued expenses	177,935
Collateral on securities loaned	6,843,200
Total liabilities		7,578,926
Net Assets		$350,816,155
Net Assets consist of:
Paid in capital		$266,662,088
Total accumulated earnings (loss)		84,154,067
Net Assets		$350,816,155
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($29,799,762 ÷ 447,981 shares)(a)		$66.52
Maximum offering price per share (100/94.25 of $66.52)		$70.58
Class M:
Net Asset Value and redemption price per share ($9,038,137 ÷ 136,758 shares)(a)		$66.09
Maximum offering price per share (100/96.50 of $66.09)		$68.49
Class C:
Net Asset Value and offering price per share ($7,800,865 ÷ 117,891 shares)(a)		$66.17
Telecommunications:
Net Asset Value, offering price and redemption price per share ($242,284,100 ÷ 3,614,157 shares)		$67.04
Class I:
Net Asset Value, offering price and redemption price per share ($30,622,103 ÷ 458,140 shares)		$66.84
Class Z:
Net Asset Value, offering price and redemption price per share ($31,271,188 ÷ 468,494 shares)		$66.75

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$6,934,336
Income from Fidelity Central Funds (including $15,498 from security lending)		20,098
Total income		6,954,434
Expenses
Management fee	$1,753,778
Transfer agent fees	594,799
Distribution and service plan fees	174,779
Accounting fees	128,751
Custodian fees and expenses	15,528
Independent trustees' fees and expenses	1,793
Registration fees	93,207
Audit	51,250
Legal	358
Interest	140
Miscellaneous	10,914
Total expenses before reductions	2,825,297
Expense reductions	(48,056)
Total expenses after reductions		2,777,241
Net investment income (loss)		4,177,193
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $867,549)	27,958,663
Fidelity Central Funds	(500)
Foreign currency transactions	(59,638)
Total net realized gain (loss)		27,898,525
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $136,578)	25,042,142
Fidelity Central Funds	(91)
Assets and liabilities in foreign currencies	(4,188)
Total change in net unrealized appreciation (depreciation)		25,037,863
Net gain (loss)		52,936,388
Net increase (decrease) in net assets resulting from operations		$57,113,581

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,177,193	$5,137,407
Net realized gain (loss)	27,898,525	16,201,250
Change in net unrealized appreciation (depreciation)	25,037,863	12,375,034
Net increase (decrease) in net assets resulting from operations	57,113,581	33,713,691
Distributions to shareholders	(27,468,287)	(9,566,584)
Share transactions - net increase (decrease)	28,880,302	(18,459,242)
Total increase (decrease) in net assets	58,525,596	5,687,865
Net Assets
Beginning of period	292,290,559	286,602,694
End of period	$350,816,155	$292,290,559

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Telecommunications Portfolio Class A

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$60.60	$55.68	$55.58	$69.61	$62.32
Income from Investment Operations
Net investment income (loss)B	.66	.87	1.10C	1.05	.88
Net realized and unrealized gain (loss)	10.61	5.86	.56	(3.38)	10.68
Total from investment operations	11.27	6.73	1.66	(2.33)	11.56
Distributions from net investment income	(.39)	(.96)	(.94)	(1.31)	(1.11)
Distributions from net realized gain	(4.96)	(.85)	(.62)	(10.39)	(3.16)
Total distributions	(5.35)	(1.81)	(1.56)	(11.70)	(4.27)
Redemption fees added to paid in capitalB	–	–	–	–	–D
Net asset value, end of period	$66.52	$60.60	$55.68	$55.58	$69.61
Total ReturnE,F	18.75%	12.12%	3.03%	(4.06)%	18.65%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.11%	1.18%	1.18%	1.14%	1.14%
Expenses net of fee waivers, if any	1.11%	1.17%	1.17%	1.14%	1.14%
Expenses net of all reductions	1.10%	1.17%	1.16%	1.12%	1.12%
Net investment income (loss)	1.01%	1.47%	1.96%C	1.59%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$29,800	$21,376	$20,589	$17,816	$31,966
Portfolio turnover rateI	58%	58%	64%J	66%	105%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.52%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class M

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$60.25	$55.40	$55.31	$69.33	$61.95
Income from Investment Operations
Net investment income (loss)B	.46	.70	.92C	.81	.65
Net realized and unrealized gain (loss)	10.54	5.83	.55	(3.36)	10.62
Total from investment operations	11.00	6.53	1.47	(2.55)	11.27
Distributions from net investment income	(.20)	(.83)	(.76)	(1.07)	(.73)
Distributions from net realized gain	(4.96)	(.85)	(.62)	(10.39)	(3.16)
Total distributions	(5.16)	(1.68)	(1.38)	(11.47)D	(3.89)
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$66.09	$60.25	$55.40	$55.31	$69.33
Total ReturnF,G	18.39%	11.81%	2.69%	(4.40)%	18.26%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.41%	1.46%	1.50%	1.49%	1.46%
Expenses net of fee waivers, if any	1.41%	1.46%	1.49%	1.49%	1.46%
Expenses net of all reductions	1.40%	1.45%	1.48%	1.48%	1.44%
Net investment income (loss)	.71%	1.19%	1.64%C	1.24%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$9,038	$6,919	$6,018	$4,847	$6,933
Portfolio turnover rateJ	58%	58%	64%K	66%	105%K

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.19%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class C

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$60.32	$55.45	$55.29	$69.24	$62.10
Income from Investment Operations
Net investment income (loss)B	.17	.46	.70C	.57	.37
Net realized and unrealized gain (loss)	10.54	5.82	.56	(3.36)	10.62
Total from investment operations	10.71	6.28	1.26	(2.79)	10.99
Distributions from net investment income	(.07)	(.56)	(.48)	(.77)	(.69)
Distributions from net realized gain	(4.79)	(.85)	(.62)	(10.39)	(3.16)
Total distributions	(4.86)	(1.41)	(1.10)	(11.16)	(3.85)
Redemption fees added to paid in capitalB	–	–	–	–	–D
Net asset value, end of period	$66.17	$60.32	$55.45	$55.29	$69.24
Total ReturnE,F	17.88%	11.34%	2.30%	(4.75)%	17.77%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.86%	1.88%	1.88%	1.86%	1.88%
Expenses net of fee waivers, if any	1.86%	1.87%	1.88%	1.86%	1.88%
Expenses net of all reductions	1.84%	1.87%	1.86%	1.85%	1.86%
Net investment income (loss)	.26%	.77%	1.26%C	.87%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$7,801	$6,491	$6,994	$8,396	$13,528
Portfolio turnover rateI	58%	58%	64%J	66%	105%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .81%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$60.99	$56.04	$55.88	$69.97	$62.58
Income from Investment Operations
Net investment income (loss)B	.86	1.09	1.30C	1.28	1.12
Net realized and unrealized gain (loss)	10.71	5.90	.56	(3.42)	10.74
Total from investment operations	11.57	6.99	1.86	(2.14)	11.86
Distributions from net investment income	(.57)	(1.19)	(1.08)	(1.56)	(1.31)
Distributions from net realized gain	(4.96)	(.85)	(.62)	(10.39)	(3.16)
Total distributions	(5.52)D	(2.04)	(1.70)	(11.95)	(4.47)
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$67.04	$60.99	$56.04	$55.88	$69.97
Total ReturnF	19.15%	12.50%	3.38%	(3.76)%	19.06%
Ratios to Average Net AssetsG,H
Expenses before reductions	.81%	.83%	.84%	.82%	.80%
Expenses net of fee waivers, if any	.81%	.82%	.83%	.82%	.80%
Expenses net of all reductions	.79%	.82%	.82%	.80%	.78%
Net investment income (loss)	1.31%	1.82%	2.30%C	1.92%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$242,284	$219,854	$227,438	$320,908	$690,720
Portfolio turnover rateI	58%	58%	64%J	66%	105%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.85%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class I

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$60.86	$55.84	$55.74	$69.82	$62.46
Income from Investment Operations
Net investment income (loss)B	.88	1.04	1.27C	1.26	1.12
Net realized and unrealized gain (loss)	10.66	5.91	.57	(3.39)	10.70
Total from investment operations	11.54	6.95	1.84	(2.13)	11.82
Distributions from net investment income	(.60)	(1.08)	(1.12)	(1.56)	(1.30)
Distributions from net realized gain	(4.96)	(.85)	(.62)	(10.39)	(3.16)
Total distributions	(5.56)	(1.93)	(1.74)	(11.95)	(4.46)
Redemption fees added to paid in capitalB	–	–	–	–	–D
Net asset value, end of period	$66.84	$60.86	$55.84	$55.74	$69.82
Total ReturnE	19.13%	12.47%	3.35%	(3.75)%	19.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.88%	.91%	.82%	.80%
Expenses net of fee waivers, if any	.79%	.88%	.90%	.82%	.80%
Expenses net of all reductions	.78%	.88%	.88%	.80%	.78%
Net investment income (loss)	1.33%	1.76%	2.23%C	1.91%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$30,622	$12,428	$25,181	$8,332	$14,550
Portfolio turnover rateH	58%	58%	64%I	66%	105%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.79%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class Z

Years ended February 28,	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$60.75	$55.84	$60.97
Income from Investment Operations
Net investment income (loss)C	.95	1.20	.39D
Net realized and unrealized gain (loss)	10.67	5.86	(4.55)
Total from investment operations	11.62	7.06	(4.16)
Distributions from net investment income	(.67)	(1.30)	(.97)
Distributions from net realized gain	(4.96)	(.85)	–
Total distributions	(5.62)E	(2.15)	(.97)
Net asset value, end of period	$66.75	$60.75	$55.84
Total ReturnF,G	19.31%	12.68%	(6.80)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.67%	.68%	.68%J
Expenses net of fee waivers, if any	.67%	.67%	.66%J
Expenses net of all reductions	.65%	.67%	.64%J
Net investment income (loss)	1.45%	1.97%	1.67%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$31,271	$25,223	$383
Portfolio turnover rateK	58%	58%	64%L

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.23%.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Telecommunications, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$92,645,287
Gross unrealized depreciation	(18,010,428)
Net unrealized appreciation (depreciation)	$74,634,859
Tax Cost	$283,128,210

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,765,785
Undistributed long-term capital gain	$6,893,985
Net unrealized appreciation (depreciation) on securities and other investments	$74,630,873

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$17,358,721	$ 5,516,461
Long-term Capital Gains	10,109,566	4,050,123
Total	$27,468,287	$ 9,566,584

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Telecommunications Portfolio	193,859,064	188,539,751

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$61,629	$2,167
Class M	.25%	.25%	39,134	130
Class C	.75%	.25%	74,016	15,985
			$174,779	$18,282

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$23,520
Class M	1,719
Class C(a)	826
$26,065

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$58,370.24
Class M	22,366.29
Class C	17,154.23
Telecommunications	444,137.19
Class I	40,185.17
Class Z	12,587.04
	$594,799

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Telecommunications Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Telecommunications Portfolio	$11,439

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Telecommunications Portfolio	Borrower	$5,305,000.32%		$140

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Telecommunications Portfolio	2,349,831	2,758,373

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $9,181.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Telecommunications Portfolio	$721

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Telecommunications Portfolio	$1,094	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $46,927 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,129.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2021	Year ended February 29, 2020
Distributions to shareholders
Class A	$2,060,688	$604,045
Class M	618,358	187,105
Class C	543,576	153,979
Telecommunications	19,537,940	7,412,079
Class I	2,189,998	463,300
Class Z	2,517,727	746,076
Total	$27,468,287	$9,566,584

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2021	Year ended February 29, 2020	Year ended February 28, 2021	Year ended February 29, 2020
Class A
Shares sold	237,010	131,076	$15,495,311	$7,742,577
Reinvestment of distributions	28,925	9,514	1,927,122	574,157
Shares redeemed	(170,717)	(157,632)	(10,895,362)	(9,303,325)
Net increase (decrease)	95,218	(17,042)	$6,527,071	$(986,591)
Class M
Shares sold	67,415	39,034	$4,343,394	$2,290,232
Reinvestment of distributions	9,283	3,102	615,502	186,377
Shares redeemed	(54,788)	(35,902)	(3,462,804)	(2,107,496)
Net increase (decrease)	21,910	6,234	$1,496,092	$369,113
Class C
Shares sold	46,003	20,297	$2,905,117	$1,201,861
Reinvestment of distributions	8,022	2,359	531,076	141,967
Shares redeemed	(43,758)	(41,159)	(2,786,911)	(2,410,442)
Net increase (decrease)	10,267	(18,503)	$649,282	$(1,066,614)
Telecommunications
Shares sold	1,081,282	518,015	$67,328,134	$31,128,263
Reinvestment of distributions	273,796	114,924	18,231,068	6,977,492
Shares redeemed	(1,345,550)	(1,086,758)	(84,870,427)	(64,730,175)
Net increase (decrease)	9,528	(453,819)	$688,775	$(26,624,420)
Class I
Shares sold	484,027	156,686	$30,288,296	$9,424,886
Reinvestment of distributions	30,580	6,643	2,061,536	401,406
Shares redeemed	(260,669)	(410,057)	(16,122,830)	(24,520,400)
Net increase (decrease)	253,938	(246,728)	$16,227,002	$(14,694,108)
Class Z
Shares sold	150,655	468,706	$9,378,903	$28,191,952
Reinvestment of distributions	25,742	9,319	1,706,940	565,974
Shares redeemed	(123,085)	(69,698)	(7,793,763)	(4,214,548)
Net increase (decrease)	53,312	408,327	$3,292,080	$24,543,378

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	36.09%	19.53%	12.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,144	Wireless Portfolio
$35,259	S&P 500® Index

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Matthew Drukker:  For the fiscal year ending February 28, 2021, the fund gained 36.09%, outperforming the 26.31% advance of the Fidelity Wireless Index, as well as the broad-based S&P 500® index. An underweighting and stock selection in integrated telecommunication services contributed notably to the fund’s relative result. Security selection and an underweighting in wireless telecommunication services and an overweighting in alternative carriers also aided the relative return. Among individual positions, an underweight position in AT&T (-15%) added more value than any other security choice. Elsewhere, the fund's non-index stakes in Reliance Industries (+104%) and Amazon.com (+63%) contributed. We reduced the fund’s Amazon stake by period end. Conversely, stock picks among alternative carriers, positioning in communications equipment firms and an underweighting in semiconductors hampered the fund’s relative performance. Looking at individual stocks, underweighting Qualcomm, which gained about 78% the past year, and holding a lighter-than-index stake in Apple (+79%) each detracted. Notable changes in fund positioning included increased exposure to the semiconductors subindustry and a lower allocation to integrated telecommunication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Wireless Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Apple, Inc.	13.7
T-Mobile U.S., Inc.	7.3
AT&T, Inc.	6.4
Verizon Communications, Inc.	6.3
American Tower Corp.	6.0
Marvell Technology Group Ltd.	4.3
Qualcomm, Inc.	4.0
RingCentral, Inc.	3.6
Ericsson (B Shares) sponsored ADR	3.4
Qorvo, Inc.	2.7
57.7

Top Industries (% of fund's net assets)

As of February 28, 2021
Diversified Telecommunication Services	20.7%
Technology Hardware, Storage & Peripherals	15.9%
Semiconductors & Semiconductor Equipment	12.4%
Wireless Telecommunication Services	12.0%
Communications Equipment	10.2%
All Others*	28.8%

* Includes short-term investments and net other assets (liabilities).

Wireless Portfolio

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Communications Equipment - 10.2%
Communications Equipment - 10.2%
CommScope Holding Co., Inc. (a)	454,600	$6,632,614
Ericsson:
(B Shares)	165,900	2,073,077
(B Shares) sponsored ADR	1,204,300	15,089,879
Lumentum Holdings, Inc. (a)	25,300	2,277,000
Motorola Solutions, Inc.	44,268	7,768,149
Nokia Corp. sponsored ADR (a)(b)	1,962,100	7,691,432
ViaSat, Inc. (a)(b)	67,301	3,441,773
		44,973,924
Diversified Telecommunication Services - 20.7%
Alternative Carriers - 2.7%
Anterix, Inc. (a)	30,700	1,296,461
Iridium Communications, Inc. (a)	32,500	1,245,075
Liberty Global PLC Class A (a)	264,700	6,518,238
Liberty Latin America Ltd. Class C (a)	249,600	2,735,616
		11,795,390
Integrated Telecommunication Services - 18.0%
AT&T, Inc.	1,009,300	28,149,377
Bezeq The Israel Telecommunication Corp. Ltd. (a)	5,321,700	5,162,453
Cellnex Telecom SA (c)	64,800	3,522,209
Orange SA ADR (b)	975,300	11,284,221
Telefonica SA sponsored ADR (b)	722,737	3,136,679
Verizon Communications, Inc.	506,001	27,981,855
		79,236,794

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		91,032,184

Entertainment - 3.1%
Interactive Home Entertainment - 3.1%
Activision Blizzard, Inc.	107,000	10,230,270
Zynga, Inc. (a)	311,300	3,470,995
		13,701,265
Movies & Entertainment - 0.0%
Spotify Technology SA (a)	200	61,476

TOTAL ENTERTAINMENT		13,762,741

Equity Real Estate Investment Trusts (REITs) - 8.1%
Specialized REITs - 8.1%
American Tower Corp.	121,392	26,236,453
Crown Castle International Corp.	43,201	6,728,556
SBA Communications Corp. Class A	11,200	2,857,456
		35,822,465
Household Durables - 1.1%
Consumer Electronics - 1.1%
Sony Corp.	46,300	4,889,335
Interactive Media & Services - 2.5%
Interactive Media & Services - 2.5%
Facebook, Inc. Class A (a)	42,900	11,051,898
Internet & Direct Marketing Retail - 2.4%
Internet & Direct Marketing Retail - 2.4%
Amazon.com, Inc. (a)	2,200	6,804,446
Doordash, Inc. (b)	20,900	3,542,341
		10,346,787
Media - 1.7%
Cable & Satellite - 1.7%
DISH Network Corp. Class A (a)	119,249	3,757,536
Liberty Broadband Corp. Class C (a)	26,134	3,907,294
		7,664,830
Oil, Gas & Consumable Fuels - 1.6%
Oil & Gas Refining & Marketing - 1.6%
Reliance Industries Ltd.	243,900	6,880,542
Road & Rail - 2.7%
Trucking - 2.7%
Lyft, Inc. (a)	210,300	11,713,710
Semiconductors & Semiconductor Equipment - 12.4%
Semiconductors - 12.4%
Marvell Technology Group Ltd.	392,200	18,935,416
NXP Semiconductors NV	33,600	6,133,680
Qorvo, Inc. (a)	67,100	11,724,383
Qualcomm, Inc.	130,850	17,820,462
		54,613,941
Software - 4.9%
Application Software - 4.9%
LivePerson, Inc. (a)(b)	87,400	5,735,188
RingCentral, Inc. (a)	41,700	15,769,272
Viant Technology, Inc.	600	29,754
Zoom Video Communications, Inc. Class A (a)	300	112,083
		21,646,297
Technology Hardware, Storage & Peripherals - 15.9%
Technology Hardware, Storage & Peripherals - 15.9%
Apple, Inc.	497,820	60,365,651
Samsung Electronics Co. Ltd.	133,520	9,769,539
		70,135,190
Wireless Telecommunication Services - 12.0%
Wireless Telecommunication Services - 12.0%
Bharti Airtel Ltd.	691,800	5,205,085
Millicom International Cellular SA (a)(b)	120,400	4,507,776
Rogers Communications, Inc. Class B (non-vtg.)	101,400	4,392,725
Shenandoah Telecommunications Co.	300	13,305
Spok Holdings, Inc.	1	11
T-Mobile U.S., Inc.	268,116	32,165,877
Vodafone Group PLC sponsored ADR	370,181	6,359,710
		52,644,489
TOTAL COMMON STOCKS
(Cost $292,509,198)		437,178,333

Money Market Funds - 4.8%
Fidelity Cash Central Fund 0.07% (d)	4,130,424	4,131,250
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	16,978,305	16,980,003
TOTAL MONEY MARKET FUNDS
(Cost $21,111,253)		21,111,253
TOTAL INVESTMENT IN SECURITIES - 104.1%
(Cost $313,620,451)		458,289,586
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(17,993,823)
NET ASSETS - 100%		$440,295,763

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,522,209 or 0.8% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,517
Fidelity Securities Lending Cash Central Fund	64,250
Total	$68,767

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$437,178,333	$430,215,921	$6,962,412	$--
Money Market Funds	21,111,253	21,111,253	--	--
Total Investments in Securities:	$458,289,586	$451,327,174	$6,962,412	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	72.7%
Bermuda	4.9%
Sweden	3.9%
United Kingdom	3.0%
India	2.8%
France	2.6%
Korea (South)	2.2%
Finland	1.7%
Spain	1.5%
Netherlands	1.4%
Israel	1.2%
Japan	1.1%
Canada	1.0%
Others (Individually Less Than 1%)	0.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $16,561,463) — See accompanying schedule: Unaffiliated issuers (cost $292,509,198)	$437,178,333
Fidelity Central Funds (cost $21,111,253)	21,111,253
Total Investment in Securities (cost $313,620,451)		$458,289,586
Receivable for fund shares sold		550,604
Dividends receivable		262,874
Distributions receivable from Fidelity Central Funds		7,793
Prepaid expenses		1,707
Other receivables		24,467
Total assets		459,137,031
Liabilities
Payable for fund shares redeemed	$735,123
Accrued management fee	202,110
Other affiliated payables	81,530
Other payables and accrued expenses	842,432
Collateral on securities loaned	16,980,073
Total liabilities		18,841,268
Net Assets		$440,295,763
Net Assets consist of:
Paid in capital		$284,046,188
Total accumulated earnings (loss)		156,249,575
Net Assets		$440,295,763
Net Asset Value, offering price and redemption price per share ($440,295,763 ÷ 33,016,825 shares)		$13.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$6,254,895
Income from Fidelity Central Funds (including $64,250 from security lending)		68,767
Total income		6,323,662
Expenses
Management fee	$2,127,334
Transfer agent fees	749,333
Accounting fees	156,203
Custodian fees and expenses	43,270
Independent trustees' fees and expenses	2,155
Registration fees	46,581
Audit	44,695
Legal	429
Interest	271
Miscellaneous	8,532
Total expenses before reductions	3,178,803
Expense reductions	(58,580)
Total expenses after reductions		3,120,223
Net investment income (loss)		3,203,439
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $657,035)	21,505,815
Fidelity Central Funds	(253)
Foreign currency transactions	(41,086)
Total net realized gain (loss)		21,464,476
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $783,707)	92,667,248
Assets and liabilities in foreign currencies	12,565
Total change in net unrealized appreciation (depreciation)		92,679,813
Net gain (loss)		114,144,289
Net increase (decrease) in net assets resulting from operations		$117,347,728

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,203,439	$4,155,382
Net realized gain (loss)	21,464,476	30,802,567
Change in net unrealized appreciation (depreciation)	92,679,813	19,583,994
Net increase (decrease) in net assets resulting from operations	117,347,728	54,541,943
Distributions to shareholders	(30,160,728)	(9,722,332)
Share transactions
Proceeds from sales of shares	151,879,800	170,798,888
Reinvestment of distributions	28,391,578	9,037,221
Cost of shares redeemed	(182,471,304)	(107,253,657)
Net increase (decrease) in net assets resulting from share transactions	(2,199,926)	72,582,452
Total increase (decrease) in net assets	84,987,074	117,402,063
Net Assets
Beginning of period	355,308,689	237,906,626
End of period	$440,295,763	$355,308,689
Other Information
Shares
Sold	12,945,504	16,059,963
Issued in reinvestment of distributions	2,648,817	812,700
Redeemed	(15,799,791)	(10,283,730)
Net increase (decrease)	(205,470)	6,588,933

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Wireless Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$8.93	$10.29	$9.11	$7.85
Income from Investment Operations
Net investment income (loss)B	.10	.14	.20C	.16	.10
Net realized and unrealized gain (loss)	3.50	1.93	(.24)D	1.39	1.71
Total from investment operations	3.60	2.07	(.04)	1.55	1.81
Distributions from net investment income	(.10)	(.12)	(.19)	(.14)	(.09)
Distributions from net realized gain	(.86)	(.19)	(1.13)	(.24)	(.46)
Total distributions	(.95)E	(.31)	(1.32)	(.37)E	(.55)
Redemption fees added to paid in capitalB	–	–	–	–F	–F
Net asset value, end of period	$13.34	$10.69	$8.93	$10.29	$9.11
Total ReturnG	36.09%	23.01%	.21%D	17.21%	24.09%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.81%	.83%	.83%	.87%
Expenses net of fee waivers, if any	.79%	.81%	.83%	.83%	.87%
Expenses net of all reductions	.78%	.81%	.82%	.82%	.86%
Net investment income (loss)	.80%	1.39%	2.07%C	1.61%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$440,296	$355,309	$237,907	$275,742	$239,359
Portfolio turnover rateJ	55%	78%	54%	85%	98%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.74%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .12%.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$161,664,013
Gross unrealized depreciation	(18,220,390)
Net unrealized appreciation (depreciation)	$143,443,623
Tax Cost	$314,845,963

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,266,244
Undistributed long-term capital gain	$7,435,492
Net unrealized appreciation (depreciation) on securities and other investments	$143,440,092

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$8,561,227	$ 5,890,403
Long-term Capital Gains	21,599,501	3,831,929
Total	$30,160,728	$ 9,722,332

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Wireless Portfolio	218,379,985	252,519,796

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Wireless Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Wireless Portfolio	$6,371

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Wireless Portfolio	Borrower	$6,003,800.33%		$271

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Wireless Portfolio	15,094,106	17,592,593

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Wireless Portfolio	$879

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Wireless Portfolio	$5,607	$1,496	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $57,199 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,381.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Telecommunications Portfolio and Wireless Portfolio (two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Telecommunications Portfolio
Class A	1.09%
Actual		$1,000.00	$1,027.90	$5.48
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Class M	1.40%
Actual		$1,000.00	$1,026.20	$7.03
Hypothetical-C		$1,000.00	$1,017.85	$7.00
Class C	1.84%
Actual		$1,000.00	$1,024.00	$9.23
Hypothetical-C		$1,000.00	$1,015.67	$9.20
Telecommunications	.79%
Actual		$1,000.00	$1,029.60	$3.98
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Class I	.78%
Actual		$1,000.00	$1,029.30	$3.92
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Class Z	.65%
Actual		$1,000.00	$1,030.20	$3.27
Hypothetical-C		$1,000.00	$1,021.57	$3.26
Wireless Portfolio	.78%
Actual		$1,000.00	$1,054.90	$3.97
Hypothetical-C		$1,000.00	$1,020.93	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Telecommunications Portfolio
Class A	04/12/21	04/09/21	$0.267	$1.716
Class M	04/12/21	04/09/21	$0.231	$1.716
Class C	04/12/21	04/09/21	$0.177	$1.716
Telecommunications	04/12/21	04/09/21	$0.300	$1.716
Class I	04/12/21	04/09/21	$0.290	$1.716
Class Z	04/12/21	04/09/21	$0.306	$1.716
Wireless Portfolio
Wireless	04/12/21	04/09/21	$0.000	$0.423

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Telecommunications Portfolio	$ 14,780,614
Wireless Portfolio	$ 14,611,968

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2020	December 2020
Telecommunications Portfolio
Class A	100%	35%
Class M	100%	37%
Class C	100%	41%
Telecommunications	100%	34%
Class I	100%	33%
Class Z	99%	33%
Wireless Portfolio
Wireless	15%	82%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2020	December 2020
Telecommunications Portfolio
Class A	100%	38%
Class M	100%	41%
Class C	100%	45%
Telecommunications	100%	37%
Class I	100%	36%
Class Z	100%	36%
Wireless Portfolio
Wireless	11%	100%

The fund designates the below percentages of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April 2020	December 2020
Telecommunications Portfolio	99.92%	99.68%
Wireless Portfolio	100.00%	–

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

	April 2020	December 2020
Wireless	1%	–

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Telecommunications Portfolio

Wireless Portfolio

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,463,705,305.665	92.437
Withheld	2,655,951,104.308	7.563
TOTAL	35,119,656,409.973	100.000
Donald F. Donahue
Affirmative	32,446,843,861.354	92.389
Withheld	2,672,812,548.619	7.611
TOTAL	35,119,656,409.973	100.000
Bettina Doulton
Affirmative	32,610,463,757.584	92.855
Withheld	2,509,192,652.389	7.145
TOTAL	35,119,656,409.973	100.000
Vicki L. Fuller
Affirmative	32,688,213,522.720	93.077
Withheld	2,431,442,887.253	6.923
TOTAL	35,119,656,409.973	100.000
Patricia L. Kampling
Affirmative	32,313,755,598.535	92.010
Withheld	2,805,900,811.438	7.990
TOTAL	35,119,656,409.973	100.000
Alan J. Lacy
Affirmative	31,990,158,754.948	91.089
Withheld	3,129,497,655.026	8.911
TOTAL	35,119,656,409.973	100.000
Ned C. Lautenbach
Affirmative	32,043,019,991.143	91.240
Withheld	3,076,636,418.830	8.760
TOTAL	35,119,656,409.973	100.000
Robert A. Lawrence
Affirmative	32,150,842,398.009	91.547
Withheld	2,968,814,011.965	8.453
TOTAL	35,119,656,409.973	100.000
Joseph Mauriello
Affirmative	32,082,201,213.166	91.351
Withheld	3,037,455,196.807	8.649
TOTAL	35,119,656,409.973	100.000
Cornelia M. Small
Affirmative	32,207,976,835.934	91.709
Withheld	2,911,679,574.039	8.291
TOTAL	35,119,656,409.973	100.000
Garnett A. Smith
Affirmative	32,102,654,343.096	91.409
Withheld	3,017,002,066.877	8.591
TOTAL	35,119,656,409.973	100.000
David M. Thomas
Affirmative	32,150,749,424.556	91.546
Withheld	2,968,906,985.418	8.454
TOTAL	35,119,656,409.973	100.000
Susan Tomasky
Affirmative	32,381,933,484.515	92.205
Withheld	2,737,722,925.459	7.795
TOTAL	35,119,656,409.973	100.000
Michael E. Wiley
Affirmative	32,135,064,741.973	91.502
Withheld	2,984,591,668.000	8.498
TOTAL	35,119,656,409.973	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELTS-ANN-0421
1.846050.114

Fidelity® Select Portfolios®
Consumer Staples Sector

Consumer Staples Portfolio

Annual Report

February 28, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	9.33%	4.95%	8.39%
Class M (incl. 3.50% sales charge)	11.64%	5.16%	8.35%
Class C (incl. contingent deferred sales charge)	14.14%	5.41%	8.23%
Consumer Staples Portfolio	16.34%	6.51%	9.35%
Class I	16.32%	6.49%	9.32%
Class Z	16.49%	6.56%	9.36%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,434	Consumer Staples Portfolio
$35,259	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Ben Shuleva:  For the fiscal year ending February 28, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 15% to 16%, roughly in line with the 15.61% return of the MSCI US IMI Consumer Staples 25/50 Index, but underperforming the broad-based S&P 500® index. Versus the sector index, security selection was the primary contributor, especially within the packaged foods & meats and soft drinks segments. The biggest individual relative contributor was an overweight position in Lamb Weston Holdings (+60%), which we added to the portfolio in the first half of the period. Also bolstering performance was our overweighting in Monster Beverage (+41%), one of our largest holdings, and an outsized stake in TreeHouse Foods (+41%). In contrast, stock selection and an underweighting in personal products detracted from performance versus the sector index. An overweighting in soft drinks and underweighting in agricultural products also hindered the fund’s relative result. The biggest individual relative detractor was an underweighting in Estée Lauder, which gained roughly 57% the past year and was not held at period end. Having an overweighting in Coty (-44%), which we eliminated from the portfolio before period end, and an underweighting in Archer Daniels Midland, which rose 55% this period, further detracted. Archer Daniels Midland was a new addition to the fund this period. Notable changes in positioning include increased exposure to the household products and soft drinks groups and a lower allocation to the packaged foods & meats and personal products segments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On July 1, 2020, Ben Shuleva became sole manager of the fund after having served as co-manager with Nicola Stafford since January 2020.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
Procter & Gamble Co.	16.9
The Coca-Cola Co.	13.2
PepsiCo, Inc.	7.6
Mondelez International, Inc.	6.9
Kimberly-Clark Corp.	5.2
Walmart, Inc.	5.0
Altria Group, Inc.	4.8
Monster Beverage Corp.	4.3
Keurig Dr. Pepper, Inc.	3.5
Philip Morris International, Inc.	3.3
70.7

Top Industries (% of fund's net assets)

As of February 28, 2021
Beverages	33.4%
Household Products	26.1%
Food Products	16.1%
Food & Staples Retailing	11.8%
Tobacco	8.1%
All Others*	4.5%

* Includes short-term investments and net other assets (liabilities).

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Beverages - 33.4%
Brewers - 0.4%
Molson Coors Beverage Co. Class B	130,100	$5,782,945
Distillers & Vintners - 4.2%
Constellation Brands, Inc. Class A (sub. vtg.)	113,800	24,369,132
Diageo PLC	813,018	31,857,094
Pernod Ricard SA	3,800	721,432
		56,947,658
Soft Drinks - 28.8%
Coca-Cola Bottling Co. Consolidated	1,800	461,988
GURU Organic Energy Corp. (a)(b)	23,900	323,587
Keurig Dr. Pepper, Inc. (b)	1,556,300	47,498,276
Monster Beverage Corp. (a)	657,802	57,715,547
PepsiCo, Inc.	791,600	102,266,804
Primo Water Corp.	200,800	2,869,432
The Coca-Cola Co.	3,655,118	179,064,231
		390,199,865

TOTAL BEVERAGES		452,930,468

Food & Staples Retailing - 11.8%
Drug Retail - 0.2%
Walgreens Boots Alliance, Inc.	44,400	2,128,092
Food Distributors - 1.4%
Sysco Corp.	72,100	5,741,323
U.S. Foods Holding Corp. (a)	364,916	13,304,837
		19,046,160
Food Retail - 2.0%
Grocery Outlet Holding Corp. (a)	5,100	183,549
Kroger Co.	837,770	26,984,572
		27,168,121
Hypermarkets & Super Centers - 8.2%
BJ's Wholesale Club Holdings, Inc. (a)	130,400	5,239,472
Costco Wholesale Corp.	116,800	38,660,800
Walmart, Inc.	520,400	67,610,368
		111,510,640

TOTAL FOOD & STAPLES RETAILING		159,853,013

Food Products - 16.1%
Agricultural Products - 1.7%
Archer Daniels Midland Co.	65,500	3,705,990
Bunge Ltd.	132,600	10,154,508
Darling Ingredients, Inc. (a)	139,300	8,781,472
		22,641,970
Packaged Foods & Meats - 14.4%
Conagra Brands, Inc.	439,400	14,908,842
Farmer Brothers Co. (a)	40,447	315,891
General Mills, Inc.	157,100	8,642,071
JDE Peet's BV	172,100	6,987,330
Laird Superfood, Inc.	2,100	82,887
Lamb Weston Holdings, Inc.	313,480	25,006,300
Mondelez International, Inc.	1,767,158	93,942,119
Nomad Foods Ltd. (a)	436,700	10,314,854
Pilgrim's Pride Corp. (a)	29,100	651,549
Post Holdings, Inc. (a)	48,800	4,687,728
Sanderson Farms, Inc.	17,400	2,653,500
TreeHouse Foods, Inc. (a)	268,900	13,450,378
Tyson Foods, Inc. Class A	210,800	14,264,836
		195,908,285

TOTAL FOOD PRODUCTS		218,550,255

Hotels, Restaurants & Leisure - 0.9%
Restaurants - 0.9%
Compass Group PLC	575,600	11,688,686
Household Durables - 0.1%
Housewares & Specialties - 0.1%
Tupperware Brands Corp. (a)	62,200	1,901,454
Household Products - 26.1%
Household Products - 26.1%
Clorox Co.	105,600	19,118,880
Energizer Holdings, Inc. (b)	162,900	6,809,220
Kimberly-Clark Corp.	547,800	70,299,174
Procter & Gamble Co.	1,856,450	229,327,269
Reckitt Benckiser Group PLC	104,400	8,757,176
Reynolds Consumer Products, Inc. (b)	657,213	18,145,651
Spectrum Brands Holdings, Inc.	16,547	1,283,220
		353,740,590
Internet & Direct Marketing Retail - 0.4%
Internet & Direct Marketing Retail - 0.4%
The Honest Co., Inc. (a)(c)(d)	212,235	5,617,648
Personal Products - 2.6%
Personal Products - 2.6%
Edgewell Personal Care Co.	100,861	3,085,338
Herbalife Nutrition Ltd. (a)	679,800	30,577,404
Shiseido Co. Ltd.	28,900	2,160,334
		35,823,076
Tobacco - 8.1%
Tobacco - 8.1%
Altria Group, Inc.	1,503,625	65,558,050
Philip Morris International, Inc.	528,991	44,445,824
		110,003,874
TOTAL COMMON STOCKS
(Cost $1,083,759,777)		1,350,109,064

Money Market Funds - 2.5%
Fidelity Securities Lending Cash Central Fund 0.08% (e)(f)
(Cost $33,838,939)	33,835,555	33,838,939
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $1,117,598,716)		1,383,948,003
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(26,962,338)
NET ASSETS - 100%		$1,356,985,665

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,617,648 or 0.4% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc.	8/28/18	$2,381,277

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,591
Fidelity Securities Lending Cash Central Fund	122,434
Total	$133,025

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,350,109,064	$1,321,885,220	$22,606,196	$5,617,648
Money Market Funds	33,838,939	33,838,939	--	--
Total Investments in Securities:	$1,383,948,003	$1,355,724,159	$22,606,196	$5,617,648

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $32,751,839) — See accompanying schedule: Unaffiliated issuers (cost $1,083,759,777)	$1,350,109,064
Fidelity Central Funds (cost $33,838,939)	33,838,939
Total Investment in Securities (cost $1,117,598,716)		$1,383,948,003
Receivable for investments sold		18,157,076
Receivable for fund shares sold		768,559
Dividends receivable		1,603,543
Distributions receivable from Fidelity Central Funds		4,100
Prepaid expenses		12,118
Other receivables		286,191
Total assets		1,404,779,590
Liabilities
Payable to custodian bank	$551,647
Payable for investments purchased	10,407,283
Payable for fund shares redeemed	1,395,348
Accrued management fee	619,532
Distribution and service plan fees payable	170,801
Notes payable to affiliates	242,000
Other affiliated payables	238,846
Other payables and accrued expenses	329,758
Collateral on securities loaned	33,838,710
Total liabilities		47,793,925
Net Assets		$1,356,985,665
Net Assets consist of:
Paid in capital		$1,049,766,066
Total accumulated earnings (loss)		307,219,599
Net Assets		$1,356,985,665
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($248,233,683 ÷ 2,776,530 shares)(a)		$89.40
Maximum offering price per share (100/94.25 of $89.40)		$94.85
Class M:
Net Asset Value and redemption price per share ($56,664,222 ÷ 640,763 shares)(a)		$88.43
Maximum offering price per share (100/96.50 of $88.43)		$91.64
Class C:
Net Asset Value and offering price per share ($104,954,968 ÷ 1,210,146 shares)(a)		$86.73
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($770,643,994 ÷ 8,524,912 shares)		$90.40
Class I:
Net Asset Value, offering price and redemption price per share ($132,897,873 ÷ 1,473,794 shares)		$90.17
Class Z:
Net Asset Value, offering price and redemption price per share ($43,590,925 ÷ 483,918 shares)		$90.08

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$36,093,904
Income from Fidelity Central Funds (including $122,434 from security lending)		133,025
Total income		36,226,929
Expenses
Management fee	$7,374,480
Transfer agent fees	2,474,952
Distribution and service plan fees	2,047,523
Accounting fees	439,662
Custodian fees and expenses	19,480
Independent trustees' fees and expenses	7,853
Registration fees	113,353
Audit	55,196
Legal	2,252
Interest	3,356
Miscellaneous	48,541
Total expenses before reductions	12,586,648
Expense reductions	(106,956)
Total expenses after reductions		12,479,692
Net investment income (loss)		23,747,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,779,536
Fidelity Central Funds	(1,066)
Foreign currency transactions	(91,634)
Total net realized gain (loss)		57,686,836
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	128,298,001
Assets and liabilities in foreign currencies	32,785
Total change in net unrealized appreciation (depreciation)		128,330,786
Net gain (loss)		186,017,622
Net increase (decrease) in net assets resulting from operations		$209,764,859

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,747,237	$26,852,529
Net realized gain (loss)	57,686,836	53,490,769
Change in net unrealized appreciation (depreciation)	128,330,786	13,961,676
Net increase (decrease) in net assets resulting from operations	209,764,859	94,304,974
Distributions to shareholders	(46,152,171)	(40,720,449)
Share transactions - net increase (decrease)	(183,556,146)	(101,581,970)
Total increase (decrease) in net assets	(19,943,458)	(47,997,445)
Net Assets
Beginning of period	1,376,929,123	1,424,926,568
End of period	$1,356,985,665	$1,376,929,123

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Staples Portfolio Class A

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$79.57	$76.88	$87.07	$96.18	$89.78
Income from Investment Operations
Net investment income (loss)B	1.34	1.40	2.08C	1.54	1.28
Net realized and unrealized gain (loss)	11.24	3.54	(2.64)	(2.80)	9.12
Total from investment operations	12.58	4.94	(.56)	(1.26)	10.40
Distributions from net investment income	(1.42)	(1.35)	(2.11)	(1.55)	(1.37)
Distributions from net realized gain	(1.33)	(.90)	(7.53)	(6.30)	(2.64)
Total distributions	(2.75)	(2.25)	(9.63)D	(7.85)	(4.00)D
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$89.40	$79.57	$76.88	$87.07	$96.18
Total ReturnF,G	16.00%	6.17%	(.32)%	(1.68)%	11.91%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.04%	1.04%	1.05%	1.05%	1.04%
Expenses net of fee waivers, if any	1.04%	1.04%	1.05%	1.05%	1.04%
Expenses net of all reductions	1.03%	1.04%	1.04%	1.04%	1.03%
Net investment income (loss)	1.57%	1.67%	2.65%C	1.60%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$248,234	$239,067	$232,020	$317,366	$522,014
Portfolio turnover rateJ	51%	40%	41%K	76%	56%K

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.69 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.78%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class M

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$78.74	$76.13	$86.30	$95.42	$89.10
Income from Investment Operations
Net investment income (loss)B	1.10	1.16	1.85C	1.27	1.01
Net realized and unrealized gain (loss)	11.11	3.50	(2.61)	(2.78)	9.07
Total from investment operations	12.21	4.66	(.76)	(1.51)	10.08
Distributions from net investment income	(1.19)	(1.15)	(1.88)	(1.31)	(1.12)
Distributions from net realized gain	(1.33)	(.90)	(7.53)	(6.30)	(2.64)
Total distributions	(2.52)	(2.05)	(9.41)	(7.61)	(3.76)
Redemption fees added to paid in capitalB	–	–	–	–	–D
Net asset value, end of period	$88.43	$78.74	$76.13	$86.30	$95.42
Total ReturnE,F	15.69%	5.88%	(.59)%	(1.94)%	11.61%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.31%	1.31%	1.33%	1.32%	1.32%
Expenses net of fee waivers, if any	1.31%	1.31%	1.32%	1.32%	1.32%
Expenses net of all reductions	1.30%	1.31%	1.31%	1.31%	1.31%
Net investment income (loss)	1.30%	1.40%	2.37%C	1.33%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$56,664	$55,954	$60,069	$76,572	$89,925
Portfolio turnover rateI	51%	40%	41%J	76%	56%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.68 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class C

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$77.27	$74.79	$84.85	$93.89	$87.77
Income from Investment Operations
Net investment income (loss)B	.68	.75	1.46C	.81	.56
Net realized and unrealized gain (loss)	10.87	3.44	(2.57)	(2.73)	8.92
Total from investment operations	11.55	4.19	(1.11)	(1.92)	9.48
Distributions from net investment income	(.80)	(.81)	(1.43)	(.82)	(.73)
Distributions from net realized gain	(1.30)	(.90)	(7.53)	(6.30)	(2.64)
Total distributions	(2.09)D	(1.71)	(8.95)D	(7.12)	(3.36)D
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$86.73	$77.27	$74.79	$84.85	$93.89
Total ReturnF,G	15.14%	5.39%	(1.05)%	(2.41)%	11.07%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.79%	1.79%	1.79%	1.79%	1.80%
Expenses net of fee waivers, if any	1.79%	1.79%	1.79%	1.79%	1.79%
Expenses net of all reductions	1.78%	1.79%	1.78%	1.78%	1.79%
Net investment income (loss)	.83%	.92%	1.91%C	.86%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$104,955	$117,328	$150,822	$228,874	$308,350
Portfolio turnover rateJ	51%	40%	41%K	76%	56%K

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.67 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.04%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$80.42	$77.63	$87.85	$97.01	$90.48
Income from Investment Operations
Net investment income (loss)B	1.60	1.66	2.34C	1.82	1.56
Net realized and unrealized gain (loss)	11.39	3.59	(2.67)	(2.82)	9.20
Total from investment operations	12.99	5.25	(.33)	(1.00)	10.76
Distributions from net investment income	(1.68)	(1.55)	(2.36)	(1.86)	(1.60)
Distributions from net realized gain	(1.33)	(.90)	(7.53)	(6.30)	(2.64)
Total distributions	(3.01)	(2.46)D	(9.89)	(8.16)	(4.23)D
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$90.40	$80.42	$77.63	$87.85	$97.01
Total ReturnF	16.34%	6.48%	(.03)%	(1.40)%	12.24%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%	.75%	.77%	.76%	.76%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.76%	.76%
Expenses net of all reductions	.74%	.75%	.75%	.76%	.76%
Net investment income (loss)	1.86%	1.96%	2.94%C	1.89%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$770,644	$773,437	$814,350	$1,328,696	$1,665,604
Portfolio turnover rateI	51%	40%	41%J	76%	56%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.69 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.07%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class I

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$80.23	$77.45	$87.68	$96.82	$90.34
Income from Investment Operations
Net investment income (loss)B	1.60	1.65	2.33C	1.81	1.54
Net realized and unrealized gain (loss)	11.34	3.58	(2.68)	(2.82)	9.19
Total from investment operations	12.94	5.23	(.35)	(1.01)	10.73
Distributions from net investment income	(1.67)	(1.55)	(2.36)	(1.83)	(1.61)
Distributions from net realized gain	(1.33)	(.90)	(7.53)	(6.30)	(2.64)
Total distributions	(3.00)	(2.45)	(9.88)D	(8.13)	(4.25)
Redemption fees added to paid in capitalB	–	–	–	–	–E
Net asset value, end of period	$90.17	$80.23	$77.45	$87.68	$96.82
Total ReturnF	16.32%	6.48%	(.04)%	(1.41)%	12.22%
Ratios to Average Net AssetsG,H
Expenses before reductions	.76%	.76%	.77%	.78%	.78%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.78%	.78%
Expenses net of all reductions	.75%	.76%	.76%	.77%	.77%
Net investment income (loss)	1.86%	1.95%	2.93%C	1.88%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$132,898	$149,514	$159,614	$240,605	$275,616
Portfolio turnover rateI	51%	40%	41%J	76%	56%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.69 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.06%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class Z

Years ended February 28,	2021	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$80.14	$77.36	$81.61
Income from Investment Operations
Net investment income (loss)C	1.71	1.78	.05D
Net realized and unrealized gain (loss)	11.35	3.56	.33E
Total from investment operations	13.06	5.34	.38
Distributions from net investment income	(1.79)	(1.66)	(2.23)
Distributions from net realized gain	(1.33)	(.90)	(2.40)
Total distributions	(3.12)	(2.56)	(4.63)
Redemption fees added to paid in capitalC	–	–	–
Net asset value, end of period	$90.08	$80.14	$77.36
Total ReturnF,G	16.49%	6.61%	.79%
Ratios to Average Net AssetsH,I
Expenses before reductions	.62%	.63%	.63%J
Expenses net of fee waivers, if any	.62%	.63%	.62%J
Expenses net of all reductions	.62%	.62%	.61%J
Net investment income (loss)	1.99%	2.08%	.16%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$43,591	$41,629	$8,052
Portfolio turnover rateK	51%	40%	41%L

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.26 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.69) %.

 E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Consumer Staples, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Consumer Staples Portfolio	$284,898

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$287,988,454
Gross unrealized depreciation	(41,323,092)
Net unrealized appreciation (depreciation)	$246,665,362
Tax Cost	$1,137,282,641

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,494,640
Undistributed long-term capital gain	$43,310,862
Net unrealized appreciation (depreciation) on securities and other investments	$246,698,994

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$33,435,414	$ 25,010,228
Long-term Capital Gains	12,716,757	15,710,221
Total	$46,152,171	$ 40,720,449

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Staples Portfolio	694,393,731	891,488,856

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$613,881	$10,856
Class M	.25%	.25%	287,054	1,682
Class C	.75%	.25%	1,146,588	102,742
			$2,047,523	$115,280

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$80,420
Class M	9,521
Class C(a)	7,838
$97,779

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$510,153.21
Class M	130,510.23
Class C	236,699.21
Consumer Staples	1,317,123.17
Class I	260,138.18
Class Z	20,329.04
	$2,474,952

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Consumer Staples Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Staples Portfolio	$25,110

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption “Notes payable to affiliates” in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Staples Portfolio	Borrower	$4,706,417.33%		$2,076

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Staples Portfolio	60,440,976	78,244,880

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Consumer Staples Portfolio	$3,200

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Consumer Staples Portfolio	$11,858	$82	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Staples Portfolio	$2,693,345.59%		$1,280

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $101,519 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $124.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,313.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2021	Year ended February 29, 2020
Distributions to shareholders
Class A	$7,785,064	$6,696,405
Class M	1,694,592	1,461,199
Class C	2,915,694	2,610,802
Consumer Staples	26,940,406	23,815,786
Class I	5,222,248	4,878,027
Class Z	1,594,167	1,258,230
Total	$46,152,171	$40,720,449

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2021	Year ended February 29, 2020	Year ended February 28, 2021	Year ended February 29, 2020
Class A
Shares sold	521,136	673,280	$43,136,035	$55,409,168
Reinvestment of distributions	88,396	74,433	7,517,633	6,499,464
Shares redeemed	(837,400)	(761,324)	(70,049,187)	(63,492,568)
Net increase (decrease)	(227,868)	(13,611)	$(19,395,519)	$(1,583,936)
Class M
Shares sold	73,432	96,558	$5,865,389	$8,040,205
Reinvestment of distributions	20,110	16,736	1,683,104	1,447,176
Shares redeemed	(163,378)	(191,768)	(13,583,465)	(15,887,658)
Net increase (decrease)	(69,836)	(78,474)	$(6,034,972)	$(6,400,277)
Class C
Shares sold	141,597	172,528	$11,209,401	$14,091,994
Reinvestment of distributions	35,029	29,580	2,841,148	2,512,849
Shares redeemed	(484,920)	(700,216)	(39,991,422)	(55,637,531)
Net increase (decrease)	(308,294)	(498,108)	$(25,940,873)	$(39,032,688)
Consumer Staples
Shares sold	1,518,738	1,681,521	$126,493,736	$142,087,479
Reinvestment of distributions	285,485	246,658	24,629,835	21,760,149
Shares redeemed	(2,896,609)	(2,801,634)	(243,910,123)	(236,743,124)
Net increase (decrease)	(1,092,386)	(873,455)	$(92,786,552)	$(72,895,496)
Class I
Shares sold	850,081	1,013,976	$68,795,704	$85,980,860
Reinvestment of distributions	55,882	50,832	4,825,829	4,473,725
Shares redeemed	(1,295,813)	(1,262,032)	(108,862,991)	(106,844,142)
Net increase (decrease)	(389,850)	(197,224)	$(35,241,458)	$(16,389,557)
Class Z
Shares sold	271,537	503,808	$22,735,232	$42,214,998
Reinvestment of distributions	17,543	13,623	1,510,349	1,197,347
Shares redeemed	(324,611)	(102,066)	(28,402,353)	(8,692,361)
Net increase (decrease)	(35,531)	415,365	$(4,156,772)	$34,719,984

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Consumer Staples Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Consumer Staples Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Consumer Staples Portfolio
Class A	1.03%
Actual		$1,000.00	$1,016.10	$5.15
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class M	1.29%
Actual		$1,000.00	$1,014.70	$6.44
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class C	1.78%
Actual		$1,000.00	$1,012.40	$8.88
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Consumer Staples	.74%
Actual		$1,000.00	$1,017.60	$3.70
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class I	.75%
Actual		$1,000.00	$1,017.50	$3.75
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.62%
Actual		$1,000.00	$1,018.20	$3.10
Hypothetical-C		$1,000.00	$1,021.72	$3.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Consumer Staples Portfolio
Class A	04/12/21	04/09/21	$0.062	$4.002
Class M	04/12/21	04/09/21	$0.020	$4.002
Class C	04/12/21	04/09/21	$0.000	$3.939
Consumer Staples	04/12/21	04/09/21	$0.106	$4.002
Class I	04/12/21	04/09/21	$0.103	$4.002
Class Z	04/12/21	04/09/21	$0.125	$4.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2021 $44,300,596, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A, Class M, Class C, Consumer Staples, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Consumer Staples, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,463,705,305.665	92.437
Withheld	2,655,951,104.308	7.563
TOTAL	35,119,656,409.973	100.000
Donald F. Donahue
Affirmative	32,446,843,861.354	92.389
Withheld	2,672,812,548.619	7.611
TOTAL	35,119,656,409.973	100.000
Bettina Doulton
Affirmative	32,610,463,757.584	92.855
Withheld	2,509,192,652.389	7.145
TOTAL	35,119,656,409.973	100.000
Vicki L. Fuller
Affirmative	32,688,213,522.720	93.077
Withheld	2,431,442,887.253	6.923
TOTAL	35,119,656,409.973	100.000
Patricia L. Kampling
Affirmative	32,313,755,598.535	92.010
Withheld	2,805,900,811.438	7.990
TOTAL	35,119,656,409.973	100.000
Alan J. Lacy
Affirmative	31,990,158,754.948	91.089
Withheld	3,129,497,655.026	8.911
TOTAL	35,119,656,409.973	100.000
Ned C. Lautenbach
Affirmative	32,043,019,991.143	91.240
Withheld	3,076,636,418.830	8.760
TOTAL	35,119,656,409.973	100.000
Robert A. Lawrence
Affirmative	32,150,842,398.009	91.547
Withheld	2,968,814,011.965	8.453
TOTAL	35,119,656,409.973	100.000
Joseph Mauriello
Affirmative	32,082,201,213.166	91.351
Withheld	3,037,455,196.807	8.649
TOTAL	35,119,656,409.973	100.000
Cornelia M. Small
Affirmative	32,207,976,835.934	91.709
Withheld	2,911,679,574.039	8.291
TOTAL	35,119,656,409.973	100.000
Garnett A. Smith
Affirmative	32,102,654,343.096	91.409
Withheld	3,017,002,066.877	8.591
TOTAL	35,119,656,409.973	100.000
David M. Thomas
Affirmative	32,150,749,424.556	91.546
Withheld	2,968,906,985.418	8.454
TOTAL	35,119,656,409.973	100.000
Susan Tomasky
Affirmative	32,381,933,484.515	92.205
Withheld	2,737,722,925.459	7.795
TOTAL	35,119,656,409.973	100.000
Michael E. Wiley
Affirmative	32,135,064,741.973	91.502
Withheld	2,984,591,668.000	8.498
TOTAL	35,119,656,409.973	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELCS-ANN-0421
1.846042.114

Fidelity® Select Portfolios®
Utilities Sector

Utilities Portfolio

Annual Report

February 28, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio	(0.05)%	10.27%	9.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,878	Utilities Portfolio
$35,259	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® Index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Douglas Simmons:  For the fiscal year ending February 28, 2021, the fund returned -0.05%, outperforming the -2.70% result of the sector benchmark, the MSCI U.S. IMI Utilities 25/50 Index, but underperforming the broad-based S&P 500® Index. An overweighting and stock picks among independent power producers & energy traders contributed notably to the fund’s relative result, as did stock choices and an underweighting in multi-utilities and an overweighting in renewable electricity. Overweighting two independent power producer & energy traders – AES (+69% for the fund) and Clearway Energy (+38% for the fund) – added more value than any other holding. The fund’s lighter-than-index stake in Consolidated Edison (-13%), a stock not held at period end, also contributed. Conversely, stock selection in electric utilities and an underweight among water utilities hindered the fund’s relative performance. Overweightings in electric utilities Evergy (-14%) and Edison International (-16%) detracted. Also, a lighter-than-index stake in NextEra Energy, which gained roughly 19%, hurt the fund’s relative return. We added significantly to the fund’s NextEra Energy position by period end. Notable positioning changes included the fund’s decreased exposure to the multi-utilities subindustry and an increase among electric utilities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2021

% of fund's net assets
NextEra Energy, Inc.	14.1
Southern Co.	8.2
Sempra Energy	7.2
Edison International	6.1
FirstEnergy Corp.	5.9
PG&E Corp.	5.8
Dominion Energy, Inc.	4.8
The AES Corp.	4.8
CenterPoint Energy, Inc.	4.8
Evergy, Inc.	4.8
66.5

Top Industries (% of fund's net assets)

As of February 28, 2021
Electric Utilities	63.2%
Multi-Utilities	21.6%
Independent Power and Renewable Electricity Producers	11.3%
All Others*	3.9%

* Includes short-term investments and net other assets (liabilities).

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Electric Utilities - 63.2%
Electric Utilities - 63.2%
American Electric Power Co., Inc.	558,150	$41,777,528
Duke Energy Corp.	472,179	40,413,801
Edison International	1,006,726	54,353,137
Evergy, Inc.	796,182	42,699,241
Exelon Corp.	1,080,289	41,699,155
FirstEnergy Corp.	1,607,392	53,268,971
NextEra Energy, Inc.	1,715,888	126,083,448
NRG Energy, Inc.	663,114	24,210,292
PG&E Corp. (a)	4,984,294	52,384,930
Portland General Electric Co.	54,605	2,302,147
PPL Corp.	510,479	13,369,445
Southern Co.	1,298,477	73,649,615
		566,211,710
Independent Power and Renewable Electricity Producers - 11.3%
Independent Power Producers & Energy Traders - 7.9%
Clearway Energy, Inc.:
Class A	119,624	3,128,168
Class C (b)	281,491	7,729,743
The AES Corp.	1,622,515	43,093,998
Vistra Corp.	944,910	16,299,698
		70,251,607
Renewable Electricity - 3.4%
NextEra Energy Partners LP	242,344	17,603,868
Sunnova Energy International, Inc. (a)	291,300	13,061,892
		30,665,760

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		100,917,367

Multi-Utilities - 21.6%
Multi-Utilities - 21.6%
CenterPoint Energy, Inc.	2,210,208	42,966,444
Dominion Energy, Inc.	631,060	43,114,019
NiSource, Inc.	588,043	12,701,729
Public Service Enterprise Group, Inc.	574,405	30,920,221
Sempra Energy	552,608	64,091,476
		193,793,889
TOTAL COMMON STOCKS
(Cost $737,636,568)		860,922,966

Money Market Funds - 3.7%
Fidelity Cash Central Fund 0.07% (c)	33,113,214	33,119,837
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	57,494	57,500
TOTAL MONEY MARKET FUNDS
(Cost $33,177,337)		33,177,337
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $770,813,905)		894,100,303
NET OTHER ASSETS (LIABILITIES) - 0.2%		2,184,352
NET ASSETS - 100%		$896,284,655

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,011
Fidelity Securities Lending Cash Central Fund	14,284
Total	$28,295

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$860,922,966	$860,922,966	$--	$--
Money Market Funds	33,177,337	33,177,337	--	--
Total Investments in Securities:	$894,100,303	$894,100,303	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $54,920) — See accompanying schedule: Unaffiliated issuers (cost $737,636,568)	$860,922,966
Fidelity Central Funds (cost $33,177,337)	33,177,337
Total Investment in Securities (cost $770,813,905)		$894,100,303
Receivable for investments sold		2,026,853
Receivable for fund shares sold		1,131,048
Dividends receivable		3,745,290
Distributions receivable from Fidelity Central Funds		549
Prepaid expenses		4,480
Other receivables		13,059
Total assets		901,021,582
Liabilities
Payable for investments purchased	$2,347,950
Payable for fund shares redeemed	1,713,046
Accrued management fee	422,325
Other affiliated payables	163,068
Other payables and accrued expenses	33,038
Collateral on securities loaned	57,500
Total liabilities		4,736,927
Net Assets		$896,284,655
Net Assets consist of:
Paid in capital		$778,355,916
Total accumulated earnings (loss)		117,928,739
Net Assets		$896,284,655
Net Asset Value, offering price and redemption price per share ($896,284,655 ÷ 10,355,308 shares)		$86.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends		$26,092,253
Income from Fidelity Central Funds (including $14,284 from security lending)		28,295
Total income		26,120,548
Expenses
Management fee	$5,258,151
Transfer agent fees	1,778,529
Accounting fees	329,756
Custodian fees and expenses	8,153
Independent trustees' fees and expenses	5,943
Registration fees	57,527
Audit	41,022
Legal	72,839
Interest	961
Miscellaneous	26,262
Total expenses before reductions	7,579,143
Expense reductions	(105,503)
Total expenses after reductions		7,473,640
Net investment income (loss)		18,646,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	145,110
Fidelity Central Funds	526
Foreign currency transactions	(1,315)
Total net realized gain (loss)		144,321
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(44,462,640)
Assets and liabilities in foreign currencies	1,623
Total change in net unrealized appreciation (depreciation)		(44,461,017)
Net gain (loss)		(44,316,696)
Net increase (decrease) in net assets resulting from operations		$(25,669,788)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,646,908	$27,938,096
Net realized gain (loss)	144,321	71,638,581
Change in net unrealized appreciation (depreciation)	(44,461,017)	(2,937,838)
Net increase (decrease) in net assets resulting from operations	(25,669,788)	96,638,839
Distributions to shareholders	(52,597,101)	(29,428,267)
Share transactions
Proceeds from sales of shares	248,831,567	668,747,776
Reinvestment of distributions	49,416,895	27,518,824
Cost of shares redeemed	(570,705,990)	(557,231,194)
Net increase (decrease) in net assets resulting from share transactions	(272,457,528)	139,035,406
Total increase (decrease) in net assets	(350,724,417)	206,245,978
Net Assets
Beginning of period	1,247,009,072	1,040,763,094
End of period	$896,284,655	$1,247,009,072
Other Information
Shares
Sold	2,920,974	7,178,573
Issued in reinvestment of distributions	585,913	286,923
Redeemed	(6,824,868)	(5,990,923)
Net increase (decrease)	(3,317,981)	1,474,573

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Utilities Portfolio

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$91.20	$85.32	$76.75	$77.05	$66.88
Income from Investment Operations
Net investment income (loss)B	1.61	2.09	2.06	1.62	1.52
Net realized and unrealized gain (loss)	(1.81)	5.99	13.35	2.56	10.44
Total from investment operations	(.20)	8.08	15.41	4.18	11.96
Distributions from net investment income	(2.12)	(1.94)	(1.37)	(1.29)	(1.77)
Distributions from net realized gain	(2.34)	(.26)	(5.46)	(3.19)	(.02)
Total distributions	(4.45)C	(2.20)	(6.84)C	(4.48)	(1.79)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$86.55	$91.20	$85.32	$76.75	$77.05
Total ReturnE	(.05)%	9.34%	20.17%	4.99%	18.21%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.75%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.76%	.75%	.78%	.78%	.79%
Expenses net of all reductions	.75%	.74%	.76%	.77%	.78%
Net investment income (loss)	1.88%	2.25%	2.45%	2.00%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$896,285	$1,247,009	$1,040,763	$716,979	$696,138
Portfolio turnover rateH	64%	65%I	97%I	66%I	70%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$146,132,432
Gross unrealized depreciation	(25,304,401)
Net unrealized appreciation (depreciation)	$120,828,031
Tax Cost	$773,272,272

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(825,347)
Net unrealized appreciation (depreciation) on securities and other investments	$120,829,412

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(825,347)

The Fund intends to elect to defer to its next fiscal year $2,075,326 of ordinary losses recognized during the period January 1, 2021 to February 28, 2021.

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$22,682,991	$ 25,895,270
Long-term Capital Gains	29,914,110	3,532,997
Total	$52,597,101	$ 29,428,267

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Utilities Portfolio	632,299,107	962,157,117

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Utilities Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Utilities Portfolio	$33,843

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Utilities Portfolio	Borrower	$11,327,250.76%		$961

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Utilities Portfolio	11,872,185	15,706,097

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 272,865 shares of the Fund were redeemed in-kind for investments and cash with a value of $24,994,414. The Fund had a net realized gain of $7,538,422 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Utilities Portfolio	$2,435

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Utilities Portfolio	$1,499	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $101,458 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $4,045.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Utilities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Utilities Portfolio	.75%
Actual		$1,000.00	$1,065.80	$3.84
Hypothetical-C		$1,000.00	$1,021.08	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Utilities Portfolio

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,463,705,305.665	92.437
Withheld	2,655,951,104.308	7.563
TOTAL	35,119,656,409.973	100.000
Donald F. Donahue
Affirmative	32,446,843,861.354	92.389
Withheld	2,672,812,548.619	7.611
TOTAL	35,119,656,409.973	100.000
Bettina Doulton
Affirmative	32,610,463,757.584	92.855
Withheld	2,509,192,652.389	7.145
TOTAL	35,119,656,409.973	100.000
Vicki L. Fuller
Affirmative	32,688,213,522.720	93.077
Withheld	2,431,442,887.253	6.923
TOTAL	35,119,656,409.973	100.000
Patricia L. Kampling
Affirmative	32,313,755,598.535	92.010
Withheld	2,805,900,811.438	7.990
TOTAL	35,119,656,409.973	100.000
Alan J. Lacy
Affirmative	31,990,158,754.948	91.089
Withheld	3,129,497,655.026	8.911
TOTAL	35,119,656,409.973	100.000
Ned C. Lautenbach
Affirmative	32,043,019,991.143	91.240
Withheld	3,076,636,418.830	8.760
TOTAL	35,119,656,409.973	100.000
Robert A. Lawrence
Affirmative	32,150,842,398.009	91.547
Withheld	2,968,814,011.965	8.453
TOTAL	35,119,656,409.973	100.000
Joseph Mauriello
Affirmative	32,082,201,213.166	91.351
Withheld	3,037,455,196.807	8.649
TOTAL	35,119,656,409.973	100.000
Cornelia M. Small
Affirmative	32,207,976,835.934	91.709
Withheld	2,911,679,574.039	8.291
TOTAL	35,119,656,409.973	100.000
Garnett A. Smith
Affirmative	32,102,654,343.096	91.409
Withheld	3,017,002,066.877	8.591
TOTAL	35,119,656,409.973	100.000
David M. Thomas
Affirmative	32,150,749,424.556	91.546
Withheld	2,968,906,985.418	8.454
TOTAL	35,119,656,409.973	100.000
Susan Tomasky
Affirmative	32,381,933,484.515	92.205
Withheld	2,737,722,925.459	7.795
TOTAL	35,119,656,409.973	100.000
Michael E. Wiley
Affirmative	32,135,064,741.973	91.502
Withheld	2,984,591,668.000	8.498
TOTAL	35,119,656,409.973	100.000
Proposal 1 reflects trust wide proposal and voting results.

SELUTL-ANN-0421
1.813626.116

Item 2.

Code of Ethics

As of the end of the period, February 28, 2021, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communication Services Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the “Funds”):

Services Billed by PwC

February 28, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$27,600	$2,400	$6,300	$1,000
Automotive Portfolio	$27,300	$2,400	$7,200	$1,000
Banking Portfolio	$27,400	$2,400	$6,300	$1,000
Biotechnology Portfolio	$58,300	$4,600	$46,600	$1,900
Brokerage and Investment Management Portfolio	$27,600	$2,400	$6,500	$1,000
Chemicals Portfolio	$27,100	$2,400	$7,200	$1,000
Communication Services Portfolio	$32,700	$2,800	$6,300	$1,100
Communications Equipment Portfolio	$27,600	$2,400	$6,300	$1,000
Computers Portfolio	$28,100	$2,500	$7,700	$1,000
Construction and Housing Portfolio	$26,900	$2,400	$6,300	$900
Consumer Discretionary Portfolio	$29,600	$2,400	$7,200	$1,000
Consumer Finance Portfolio	$27,600	$2,400	$6,300	$1,000
Consumer Staples Portfolio	$32,900	$2,800	$6,300	$1,100
Defense and Aerospace Portfolio	$27,600	$2,400	$7,000	$1,000
Energy Portfolio	$30,600	$2,500	$8,000	$1,000
Energy Service Portfolio	$28,100	$2,500	$6,500	$1,000
Environment and Alternative Energy Portfolio	$27,100	$2,400	$6,300	$1,000
Financial Services Portfolio	$30,600	$2,500	$6,500	$1,000
Gold Portfolio	$46,900	$4,400	$13,000	$1,700
Health Care Portfolio	$41,400	$3,200	$7,200	$1,300
Health Care Services Portfolio	$27,300	$2,400	$7,000	$1,000
Industrials Portfolio	$29,600	$2,400	$6,300	$1,000
Insurance Portfolio	$27,600	$2,400	$6,300	$1,000
IT Services Portfolio	$27,800	$2,400	$6,300	$1,000
Leisure Portfolio	$27,600	$2,400	$6,300	$1,000
Materials Portfolio	$32,900	$2,800	$6,500	$1,100
Medical Technology and Devices Portfolio	$27,300	$2,400	$7,200	$1,000
Natural Gas Portfolio	$27,100	$2,400	$6,500	$1,000
Natural Resources Portfolio	$26,600	$2,400	$6,500	$900
Pharmaceuticals Portfolio	$27,100	$2,400	$6,300	$1,000
Retailing Portfolio	$27,600	$2,400	$8,600	$1,000
Semiconductors Portfolio	$27,800	$2,400	$7,000	$1,000
Software and IT Services Portfolio	$26,900	$2,400	$7,200	$900
Technology Portfolio	$33,800	$2,700	$7,200	$1,100
Telecommunications Portfolio	$32,400	$2,800	$6,300	$1,100
Transportation Portfolio	$27,300	$2,400	$7,000	$1,000
Utilities Portfolio	$30,100	$2,400	$6,500	$1,000
Wireless Portfolio	$26,600	$2,400	$6,300	$900

February 29, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$28,200	$2,700	$6,400	$1,200
Automotive Portfolio	$28,000	$2,700	$6,400	$1,200
Banking Portfolio	$28,000	$2,700	$6,600	$1,200
Biotechnology Portfolio	$59,100	$5,200	$20,600	$2,200
Brokerage and Investment Management Portfolio	$28,200	$2,700	$6,600	$1,200
Chemicals Portfolio	$29,100	$2,700	$6,600	$1,100
Communication Services Portfolio	$33,400	$3,100	$6,400	$1,300
Communications Equipment Portfolio	$28,200	$2,700	$6,400	$1,200
Computers Portfolio	$28,700	$2,800	$6,400	$1,200
Construction and Housing Portfolio	$27,500	$2,700	$6,400	$1,100
Consumer Discretionary Portfolio	$32,700	$2,700	$6,600	$1,100
Consumer Finance Portfolio	$28,200	$2,700	$7,400	$1,200
Consumer Staples Portfolio	$36,000	$3,200	$6,400	$1,300
Defense and Aerospace Portfolio	$28,200	$2,700	$6,400	$1,200
Energy Portfolio	$33,700	$2,800	$7,600	$1,200
Energy Service Portfolio	$29,400	$2,800	$6,800	$1,200
Environment and Alternative Energy Portfolio	$27,700	$2,700	$6,400	$1,100
Financial Services Portfolio	$33,700	$2,800	$6,400	$1,200
Gold Portfolio	$48,300	$4,900	$14,100	$2,100
Health Care Portfolio	$44,600	$3,100	$6,400	$1,300
Health Care Services Portfolio	$28,000	$2,700	$6,400	$1,200
Industrials Portfolio	$32,700	$2,700	$6,400	$1,100
Insurance Portfolio	$28,200	$2,700	$6,600	$1,200
IT Services Portfolio	$28,500	$2,800	$6,400	$1,200
Leisure Portfolio	$28,200	$2,700	$6,600	$1,200
Materials Portfolio	$36,000	$3,200	$7,500	$1,300
Medical Technology and Devices Portfolio	$28,000	$2,700	$6,400	$1,200
Natural Gas Portfolio	$27,800	$2,700	$6,600	$1,100
Natural Resources Portfolio	$27,300	$2,700	$6,800	$1,100
Pharmaceuticals Portfolio	$28,400	$2,700	$6,400	$1,100
Retailing Portfolio	$28,200	$2,700	$6,600	$1,200
Semiconductors Portfolio	$28,500	$2,800	$6,400	$1,200
Software and IT Services Portfolio	$27,500	$2,700	$7,200	$1,100
Technology Portfolio	$36,900	$3,000	$6,400	$1,300
Telecommunications Portfolio	$36,300	$3,100	$6,400	$1,300
Transportation Portfolio	$28,000	$2,700	$6,400	$1,200
Utilities Portfolio	$33,200	$2,700	$7,200	$1,200
Wireless Portfolio	$27,300	$2,700	$6,400	$1,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2021A	February 29, 2020A
Audit-Related Fees	$9,436,200	$7,927,700
Tax Fees	$14,300	$28,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 28, 2021A	February 29, 2020A
PwC	$14,966,200	$13,023,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 21, 2021